ALLIANCE CAPITAL
THE HUDSON RIVER TRUST
----------------------

Annual Report
December 31, 1997

--------------------------------------------------------------------------------
ALLIANCE CAPITAL/HUDSON RIVER TRUST
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NOTES ON PERFORMANCE

Performance for each Alliance Portfolio is shown together with comparative benchmarks, including both unmanaged market indices and universes of managed portfolios. The Portfolios' annualized net rates of return are based on the percentage change in the net asset value of Class 1A shares with dividends and capital gains reinvested. Returns are net of investment management fees and expenses of the Trust. Total returns for Class 1B shares will differ due to different expenses. These rates are not representative of the actual return you would receive under a policy. No policyowner can invest directly in the Trust. Changes in policy values depend not only on the investment performance of the Trust, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. All performance shown is annualized, unless otherwise noted.

THE BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Portfolio Inception Dates and Comparative Benchmarks:

Alliance Money Market: July 13, 1981; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

Alliance Intermediate Government Securities: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Gov't).

Alliance Quality Bond: October 1, 1993; Lehman Aggregate Bond Index (Lehman Aggregate).

Alliance High Yield: January 2, 1987; Merrill Lynch High Yield Master Index (Merrill Lynch High Yield).

Alliance Growth & Income: October 1, 1993; 25% Value Line Convertibles Index and 75% Standard & Poor's 500 Index (25% Value Line Conv./75% S&P 500).

Alliance Equity Index: March 1, 1994; S&P 500.

Alliance Common Stock: January 13, 1976; S&P 500.

Alliance Global: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).

Alliance International: April 3, 1995; Morgan Stanley International Europe, Australia, Far East Index (MSCI EAFE).

Alliance Aggressive Stock: January 27, 1986; 50% Russell 2000/50% S&P Mid Cap.

Alliance Small Cap Growth: May 1, 1997; Russell 2000 Growth.

Alliance Conservative Investors: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 (70% Lehman Treas./30% S&P 500).

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ALLIANCE CAPITAL/HUDSON RIVER TRUST
--------------------------------------------------------------------------------

BENCHMARKS, CONTINUED

Alliance Balanced: January 27, 1986; 50% Lehman Government/Corporate Bond Index and 50% S&P 500 (50% Lehman Corp./50% S&P 500).

Alliance Growth Investors: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 (30% Lehman Corp./70% S&P 500).

The S&P 500 benchmark includes reinvested dividends. The Lipper Mutual Funds Survey (Lipper) records the performance of over 7000 mutual funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. Lipper data provides a more accurate picture of Trust performance relative to other funds than the market indices.

GROWTH OF A $10,000 INVESTMENT

The charts shown on each portfolio page illustrates the total value of an assumed investment Class 1A shares of each portfolio of the Hudson River Trust. The periods illustrated are from the inception dates shown for each Portfolio through December 31, 1997 unless noted otherwise. The results assume the reinvestment of dividends and capital gains. Results should not be considered representative of future gains or losses.

The total value shown reflects management fees and operating expenses of the Portfolio only. They have not been adjusted for charges and expenses associated with life insurance policies or annuity contracts. Rates of return on insurance policies and annuity contracts will be lower because of the deduction of contract-related charges.

Information on these pages constitutes part of the annual report of The Hudson River Trust and is not intended for separate use.

ALLIANCE MONEY MARKET PORTFOLIO
================================================================================

As a result of technical factors in the fourth quarter of 1997, we laid out a very distinct strategy in timing yield curve movements. Early in the fourth quarter, while the yield curve was only modestly steep, we geared investments toward late November and mid-December maturity placements. This plan enabled us to take advantage of a steepening yield curve later in the quarter. As funds matured in November and December, we capitalized on the general need of the issuer's year-end financing requirements by extending our maturities while leaving enough cash in the account for year-end liquidity purposes.

As we enter the first quarter of a new year, the yield curve has flattened out, yet the Portfolio is in position to enjoy higher yields without a tremendous need for investing until later on in the quarter.

The Fed's monetary policy will likely remain neutral through the first half of 1998. Circumstances such as our continued tight labor market indicate that our economy is still in a strong enough position to absorb any damage that will be done by the Asian crisis. The Fed should not have any reason to seriously consider interest rate hikes or cuts.

In the meantime, with the Portfolio not having any major maturities for the next several weeks, we are in a position to patiently look for any developments which could influence the short-term markets.

Raymond Papera, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High level of current income, while preserving its assets and maintaining liquidity.

INVESTMENT POLICY
Primarily high-quality U.S. dollar denominated money market instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $573.6 million
Number of Issues ................................. 36
Average Maturity ............................ 39 days

ASSET MIX DISTRIBUTION (BY MATURITY)
1-30 days ...................................... 47.1%
31-60 days ..................................... 25.9%
61-90 days ..................................... 20.7%
91+ days ........................................ 6.3%

ASSET MIX DISTRIBUTION (BY ISSUER)
Banker's Acceptance ............................. 1.6%
Time Deposits ................................... 2.8%
U.S. Government Agency .......................... 1.0%
Corporate Notes ................................. 2.8%
Variable Rate Securities ....................... 14.5%
Certificates of Deposit ......................... 7.4%
Commercial Paper ............................... 69.9%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                       1 YEAR    3 YRS      5 YRS   10 YRS   INCEPT.
ALLIANCE
MONEY MARKET            5.42%     5.50%      4.69%    5.78%    7.17%

Lipper Money Market     4.90      5.05       4.31     5.40     6.89
3-Month T-Bill          5.23      5.41       4.71     5.61     6.87

The Alliance Money Market Portfolio started operations on July 13, 1981.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        10,732
12/31/89        11,717
12/31/90        12,682
12/31/91        13,466
12/31/92        13,942
12/31/93        14,357
12/31/94        14,932
12/31/95        15,790
12/31/96        16,632
12/31/97        17,534
                17,534

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ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

1997 was a year of strong growth for the U.S. economy. Fueled by a tight labor market, which saw unemployment figures hover around 20-year lows for most of the year, and record level consumer confidence, U.S. GDP grew at an estimated 3.8% rate in 1997. In spite of this strong growth, inflation remained remarkably absent for this late in an expansion. Through December, producer prices were down 1.2% from year earlier levels while consumer prices posted a modest 1.7% gain for the same period. In light of the positive inflation environment, the Federal Reserve remained on the sidelines for most of the year after moving once in March to increase rates 0.25%.

The U.S. bond market posted solid returns for the year. The relatively stable interest rate environment throughout most of the year pushed investors to seek higher yields, driving up returns in the yield oriented sectors, corporates and mortgage backed securities (MBS). Late in the year, the effects of the financial turmoil in Southeast Asia spilled over into the U.S. bond market. As the financial crisis in that region of the world grew, investors in search of a safe haven spurred a rally in U.S. government bonds as they rushed to buy U.S. Treasury securities.

As of December 31, 1997, the Portfolio posted returns in-line with its benchmark, the Lehman Intermediate Government Bond Index. While interest rates were range-bound throughout most of the year, we increased the Portfolio's allocation to the MBS sector to increase Portfolio yield. When interest rates pushed decisively lower during the third quarter, we trimmed MBS exposure and exchanged holdings for lower coupon pass-throughs to limit exposure to prepayment risk.

Our outlook for the U.S. remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. The economic slowing in Southeast Asia will further temper U.S. growth in the upcoming year as exports to that region curtail. The Federal Reserve is unlikely to raise interest rates in the short term in light of the likelihood of slowing growth and the desire to keep global liquidity at high levels. Until the repercussions of events in Southeast Asia are fully understood, we expect interest rate volatility to remain elevated. In this environment, the government sector should continue to outperform mortgage pass-throughs.

Patricia J. Young and Jeffrey S. Phlegar, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
High current income consistent with relative stability of principal

INVESTMENT POLICY
Primarily debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Each investment will have a final maturity of not more than 10 years or a duration not exceeding that of a 10-year Treasury note.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $120.2 million
Number of Issues ................................... 20
Average Quality (excluding net cash) ............ Govt.
Average Duration (including net cash) ...... 2.92 years

ASSET MIX DISTRIBUTION (BY DURATION)
0-1 year ........................................ 20.0%
1-3 years ....................................... 33.0%
3-5 years ....................................... 29.9%
5-7 years ....................................... 17.1%

ASSET MIX DISTRIBUTION (BY ISSUER)
Treasury ........................................ 53.0%
Agencies ........................................ 21.7%
Mortgage-Backed Securities ......................  7.8%
CMOs ............................................  6.7%
Short-Term & Cash ............................... 10.8%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                                  1 YEAR     3 YRS    5 YRS  INCEPT.
ALLIANCE
INTERMEDIATE GOV'T. SEC.            7.29%     8.06%    5.94%  7.00%

Lipper Int. Gov't. Funds Average    8.08      8.68     6.00   7.19
Lehman Intermediate Government      7.72      8.65     6.39   7.47

The Alliance Intermediate Government Securities Portfolio started operations on April 1, 1991.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/91        11,207
12/31/92        11,835
12/31/93        13,087
12/31/94        12,514
12/31/95        14,182
12/31/96        14,718
12/31/97        15,791
                15,791

--------------------------------------------------------------------------------
ALLIANCE QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

The U.S. bond market posted solid returns in 1997. Throughout most of the year, interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds as well as mortgage-backed securities, was high. In spite of strong U.S. economic growth, inflation remained almost non-existent, further increasing demand in the bond market. Toward year-end, financial turmoil which began in Southeast Asia, spilled over into other global bond markets, including the U.S. The resulting "flight to quality" spurred a year-end rally in U.S. Treasury securities while negatively impacting returns in the corporate, mortgage and non-U.S. bond sectors.

The Quality Bond Portfolio posted strong positive returns for the year ended December 31, 1997, largely in-line with those of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. Throughout most of the year, the Portfolio's holdings were focused on the non-government sectors. The strong U.S. economy provided solid support for the corporate sector and drove returns for this sector up. Within the corporate sector, an increase in new issuance by Yankee issuers (foreign companies which issue bonds denominated in U.S. dollars) provided significant opportunities. Non-U.S. bonds also posted solid returns during the year. Economic convergence in Europe, as that continent prepares for the launch of the Euro, created opportunities, particularly in the non-core countries (those outside of Germany, France and Italy).

Late in the year, as the effects of the Southeast Asian financial crisis began to be felt in the U.S. markets, we increased the Portfolio's allocation to U.S. Treasury and Agency securities and trimmed exposure to the corporate and mortgage-backed sectors.

Looking forward into 1998, we expect global growth to be slower and inflation pressures to be reduced, as Asia exports cheaper goods to the world and imports less from abroad. In the U.S., economic growth will be tempered by increased global manufacturing capacity and reduced exports. Recent declines in interest rates, lower commodity prices and lower import prices will restrain inflationary pressures. Overall, we expect economic growth to slow to a more moderate pace of 2% - 2.5% during the upcoming year. In the near-term, we expect market volatility to remain high and will maintain the Portfolio's focus on U.S. Government and Agency securities.

Matthew Bloom, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High current income consistent with preservation of capital.

INVESTMENT POLICY
Primarily investment grade fixed income securities.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $203.2 million
Number of Issues ................................... 17
Average Quality (excluding net cash) .............. AA+
Average Duration (including net cash) ....... 5.2 years

ASSET MIX DISTRIBUTION (BY DURATION)
0-1 year ........................................  3.5%
1-2 years ....................................... 14.7%
2-4 years ....................................... 42.9%
4-7 years ....................................... 19.6%
7-10 years ......................................  7.9%
Over 10 years ................................... 11.4%

ASSET MIX DISTRIBUTION (BY ISSUER)
Government Bonds ................................ 64.8%
Domestic Corporates .............................  8.5%
Yankee ..........................................  5.4%
Mortgage-Backed Securities ...................... 14.0%
Non-Dollar Dominated ............................  3.8%
Short-Term & Cash ...............................  3.5%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                            SINCE
                                 1 YEAR        3 YRS       INCEPT.

ALLIANCE QUALITY BOND              9.14%       10.40%       5.80%

Lipper Corporate Debt A-Rated      9.17        10.01        5.82
Lehman Aggregate                   9.65        10.42        6.51

The Alliance Quality Bond Portfolio started operations on October 1, 1993.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/93         9,949
12/31/94         9,442
12/31/95        11,050
12/31/96        11,642
12/31/97        12,706
                12,706

--------------------------------------------------------------------------------
ALLIANCE HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

The high yield market experienced its third consecutive banner year. Most high yield indices outperformed other fixed income markets by 2 to 3%. Record levels of new issuance and robust mutual fund inflows dominated the market in 1997 for the second year in a row.

The Alliance High Yield Portfolio had an outstanding year, outperforming its Lipper peer group by about 5%. This outperformance was primarily due to: an overweighting in media and telecommunications stocks and a greater emphasis on single B credits offering more relative value and yield potential.

We feel quite positive about the outlook for the overall economy as well as the high yield market. Even with slightly lower growth levels in the U.S., inflation remains low and interest rates remain relatively stable. In the high yield market, we believe that credit selection will play a major role in high yield investing going forward. In addition, steering clear of those credits that will be most affected by the Asian crisis will also be an important tactic.

Wayne Tappe, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTMENT POLICY
Primarily a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high-quality fixed income securities.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $421.8 million
Number of Issues ................................... 81
Average Quality (excluding net cash) ................ B
Average Duration (including net cash) ....... 4.8 years

ASSET MIX DISTRIBUTION (BY QUALITY)
AAA-BBB ......................................... 10.0%
BB-B ............................................ 85.7%
CCC and below ...................................  4.3%

ASSET MIX DISTRIBUTION (BY ISSUER)
Corporate Bonds ................................. 80.0%
Foreign Bonds ................................... 10.0%
Short-Term & Cash ............................... 10.0%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                       1 YEAR    3 YRS     5 YRS    10 YRS   INCEPT.
ALLIANCE
HIGH YIELD              18.48%   20.42%    15.89%    12.80%   12.04%

Lipper High Yield       12.96    14.17     11.36     10.66     9.78
ML Master High Yield    12.83    14.54     11.72     12.09    11.39

The Alliance High Yield Portfolio started operations on January 2, 1987.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        10,975
12/31/89        11,538
12/31/90        11,410
12/31/91        14,203
12/31/92        15,952
12/31/93        19,645
12/31/94        19,100
12/31/95        22,904
12/31/96        28,145
12/31/97        33,348
                33,348

--------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

The U.S. equity markets grew strongly in 1997 as the S&P 500 rose 33.4%. The S&P 500 has risen 125% in the past three years. Indices comprised of smaller stocks than the S&P 500 exhibited less robust results, with the S&P 400 mid-cap index up 32.3%, the S&P 600 small-cap index up 25.6% and the Russell 2000 Index up 22.4%. Growth stocks, driven by investor cash flow and earnings momentum, significantly outperformed value stocks whose performance is based more on low valuations to earnings.

The Portfolio's conservative focus on low valuation, high-dividend paying companies prevented it from fully participating in the market rally. The portfolio underperformed compared to its unmanaged benchmark, 75% S&P 500 and 25% Value Line Convertibles. The results of the Portfolio were essentially identical to those of its peer group, the Lipper Growth and Income Funds universe, however.

Looking forward, the S&P 500 Index is trading at a P/E multiple of 19-20x reasonable 1998 operating earnings. During historical periods with analogous inflation and interest rate dynamics, fiscal and monetary discipline, and competitive position of domestic corporations, the market multiple has typically ranged from 18-22x forward earnings. The market is therefore probably fairly valued. The economy is growing above trend, and since the beginning of 1996, the labor markets and goods markets have tightened more or less continuously. This situation will probably not last much longer. The economy may slow without intervention as Far Eastern economies drag down global growth. This scenario may benefit bonds more than stocks. Alternatively, the Fed will be forced to tighten if the economy remains strong. Such an action would affect both bonds and stocks. In any event, we continue to target investments in undervalued, quality companies with reasonable growth profiles.

W. Theodore Kuck and Paul Rissman, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
High return through a combination of current income and capital appreciation.

INVESTMENT POLICY
Primarily income-producing common stocks and securities convertible into common stocks.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $587.8 million
Number of Issues .................................. 125

LARGEST EQUITY HOLDINGS
Chase Manhattan Corp. ........................... Banks
RJR Nabisco Holdings Corp. .................... Tobacco
Texaco, Inc. ...................... Oil - International
MCI Communications Corp............. Telecommunications
First Data Corp. ............ Office Equipment Services
Campbell Soup Company ........................... Foods
Citicorp ........................................ Banks
Schering Plough Corp................... Pharmaceuticals
USX-Marathon Group, Inc. .......... Oil - International
Morgan Stanley, Dean Witter, Discover.. Financial Svcs.

ASSET MIX DISTRIBUTION
Common Stock .................................... 84.2%
Preferred Stock .................................  3.4%
Bonds (Convertible) .............................  8.8%
Short-Term & Cash ...............................  3.6%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                            SINCE
                                      1 YEAR      3 YRS    INCEPT.

ALLIANCE GROWTH & INCOME               26.90%     23.65%    15.94%

Lipper Growth & Income.                27.14      26.49     18.48
25% Value Line Conv./75% S&P 500       29.54      28.62     20.14

The Alliance Growth & Income Portfolio started operations on October 1, 1993.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/93         9,975
12/31/94         9,917
12/31/95        12,305
12/31/96        14,777
12/31/97        18,751
                18,751

--------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

Despite market volatility toward the end of 1997, the Equity Index Portfolio enjoyed another outstanding year, returning 32.58%. The Alliance Equity Index Portfolio is the only passively managed portfolio within The Hudson River Trust. Using a stratified sampling technique, the Portfolio is constructed to track the investment results of the S&P 500. It remains fully invested in stocks.

Judith Maglio, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index ("the Index"), including reinvestment of dividends, at a risk level consistent with that of the Index.

INVESTMENT POLICY
Selected securities in the Index which the adviser believes will, in the aggregate, approximate the performance results of the Index.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $943.7 million
Number of Issues ................................ 444

LARGEST EQUITY HOLDINGS
General Electric Co............. Electrical Equipment
Coca-Cola Co. ............................. Beverages
Microsoft Corp. ........... Office Equipment Services
Exxon Corp. ..................... Oil - International
Merck & Co., Inc..................... Pharmaceuticals
Royal Dutch Petroleum Co. (ADR) . Oil - International
Intel Corp. ............................. Electronics
Philip Morris Cos., Inc. .................... Tobacco
Procter & Gamble Corp. ............. Soaps/Toiletries
IBM Corp............................ Office Equipment

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                        SINCE
                                 1 YEAR      3 YRS     INCEPT.

ALLIANCE EQUITY INDEX             32.58%     30.35%     23.35%

Lipper S&P 500 Index Avg.         32.60      30.49      23.31
S&P 500                           33.36      31.15      23.84

The Alliance Equity Index Portfolio started operations on March 1, 1994.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/94        10,108
12/31/95        13,796
12/31/96        16,884
12/31/97        22,385
                22,385

ALLIANCE COMMON STOCK PORTFOLIO


The first half of 1997 was marked by continued leadership by very large capitalization growth stocks and, in March and April, a sharp correction which was particularly severe in the technology sector and in the over-the-counter market.

The Portfolio has always emphasized stocks of companies that are somewhat smaller than those that dominate the S&P 500. This, coupled with our strong emphasis on the technology sector, made for relative underperformance in the first few months of 1997. In the last half of the year, these same sectors came back strongly and the market rally broadened out, affording a better environment for stocks below the top tier in size and quality.

Technology and financial services have been the major areas of emphasis in the Portfolio for the last several years. Specifically, within the technology sector, we have stressed networking and communications. We continue to see above average potential in both the technology and financial services sectors.

The very favorable combination of solid growth and low inflation has led to another year of strong equity returns. The recent collapse of both stock markets and currencies in several Asian countries delivered a brief shock to the U.S. market. However, the U.S. market has quickly regained its footing and rebounded strongly. Current conditions appear favorable for continued stock market gains in the U.S.

Nevertheless, we could caution that we have now experienced several years of strong results and that common sense and experience suggest that future gains will be more moderate. While there is no immediate evidence to suggest a reversal of fortune, we note that the bull market has benefited greatly from a secular decline in interest rates which is now 15 years old. That said, the immediate outlook for both the U.S. economy and the stock market appears favorable.

Tyler Smith, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily common stock and other equity-type instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $9.6 billion
Number of Issues ................................ 110

LARGEST EQUITY HOLDINGS
Cendant Corp................................. Leisure
Cisco Systems, Inc....................... Electronics
WorldCom, Inc.+ .................. Telecommunications
Travelers Group, Inc....................... Insurance
American International Group, Inc.......... Insurance
MBNA Corp. ....................... Financial Services
Philip Morris Cos., Inc...................... Tobacco
American Express Co. ............. Financial Services
Merck & Co., Inc..................... Pharmaceuticals
Loews Corp................................... Tobacco

+Includes convertibles

ASSET MIX DISTRIBUTION
Common Stock ................................... 92.3%
Preferred Stock ................................ 0.6%
Short-Term & Cash .............................. 7.1%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
ALLIANCE         1 YEAR    3 YRS    5 YRS   10 YRS  20 YRS   INCEPT.
COMMON
STOCK             29.40%   28.66%   21.08%   18.00%  17.56%   15.83%

Lipper Growth     25.30    25.11    16.47    15.93   15.73    15.50
S&P 500           33.36    31.15    20.27    18.05   16.66    15.44

The Alliance Common Stock Portfolio started operations on January 13, 1976.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        12,244
12/31/89        15,378
12/31/90        14,130
12/31/91        19,484
12/31/92        20,110
12/31/93        25,105
12/31/94        24,567
12/31/95        32,539
12/31/96        40,439
12/31/97        52,328
                52,328

--------------------------------------------------------------------------------
ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

European markets rose approximately 38%, modestly outpacing the S&P 500, but dollar-based performance was reduced to 24% by currency weakness. Japan's market fell approximately 24%, including 11% in currency losses, versus the dollar. The emerging markets of Southeast Asia lost approximately 48%. Large capitalization shares significantly outperformed smaller issues.

In the global environment of low inflation, stable prices, and low interest rates, growth stocks again performed strongly. The Portfolio maintained its heavy concentration in growth stocks in 1997. Additionally, we added significantly to our holdings in European restructuring candidates during the year.

European and U.S. shares provided most of the Portfolio's gains, while our Asia/Pacific exposure pulled down overall performance. However, our Japanese emphasis on exporters and growth issues produced good relative returns.

At year end, European markets remain attractively valued relative to the U.S. European companies with serious commitment to restructuring will be further added to the core growth Portfolio. Japanese holdings will remain heavily concentrated on exporters and growth shares. Our U.S. Portfolio continues to emphasize technology and financial issues. Technology investments are concentrated in networking, communication and software. In developing markets, we are selectively buying companies which we believe can produce significant positive earnings surprises for the foreseeable future.

Ronald Simcoe, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily equity securities of non-United States companies as well as United States issuers.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $1.2 billion
Number of Issues ................................ 491
Number of Countries Represented .................  38

LARGEST EQUITY HOLDINGS
Cendant Corp. ............................... Leisure
Cisco Systems, Inc. ..................... Electronics
WorldCom, Inc.+ .................. Telecommunications
Travelers Group, Inc. ..................... Insurance
Philip Morris Cos., Inc. .................... Tobacco

+ includes convertible securities

DISTRIBUTION OF INVESTMENTS BY COUNTRY
Canada ........................................  1.2%
Japan .........................................  9.9%
Southeast Asia ................................  1.7%
Latin America .................................  1.5%
United Kingdom ................................ 11.4%
Scandinavia ...................................  4.0%
New Zealand & Australia .......................  1.7%
United States ................................. 45.5%
Other European Countries ...................... 15.1%
Short-Term & Cash .............................  8.0%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                   1 YEAR     3 YRS       5 YRS     10 YRS   INCEPT.
ALLIANCE
GLOBAL              11.66%    14.99%      16.15%     13.74%   11.70%

Lipper Global       13.04     15.20       13.76      11.50     9.10
MSCI World          15.76     16.62       15.34      10.57     8.22

The Alliance Global Portfolio started operations on August 27, 1987.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        11,088
12/31/89        14,054
12/31/90        13,200
12/31/91        17,225
12/31/92        17,142
12/31/93        22,644
12/31/94        23,828
12/31/95        28,311
12/31/96        32,450
12/31/97        36,234
                36,234

--------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The Alliance International Portfolio trailed its unmanaged benchmark, the MSCI EAFE Index, for the year ended December 31, 1997 due to over exposure to smaller capitalization issues which dramatically underperformed larger capitalization stocks for the year. EAFE rose 1.8% as strong European markets were able to overcome poor returns in the Asia/Pacific region. The MSCI Europe Index advanced 38% for the year, but dollar based performance was reduced to 24% by currency weaknesses. Japan fell 24%, including an 11% yen depreciation versus the dollar. Southeast Asian markets lost 48%, more than half of which was currency related. Large capitalization shares significantly outperformed smaller issues. European restructuring stocks overtook growth shares to become the year's star performers. With the exception of energy related issues, most cyclicals performed poorly.

Our European holdings remain concentrated in growth stocks. We made significant additions to financials and globally competitive exporters during the year and expect to continue buying restructuring candidates during 1998. Our Japanese positions in exporters and domestic growth shares produced good relative returns. However, we sold domestic cyclical issues throughout the year as the Japanese government failed to respond to consumer concerns about the economy. The small developing markets of Southeast Asia have been forced to pay the price for aggressive corporate borrowing in dollars. Therefore, we reduced holdings in the region during the second half of 1997 and increased holdings in Mexico and Eastern Europe.

The weakness in Asian economies should produce a year of modest international growth in 1998. Several Asian countries, including Korea, may experience negative growth rates. As a result, the policy response of the American and Japanese central banks bears watching. Continued reductions in global inflation expectations are likely, and this should boost global bond markets. In this environment, companies which can project visible earnings growth are likely to perform well. While we are concerned by the historically high valuations being accorded equity markets, we continue to believe we can identify attractive international investment ideas.

Ronald Simcoe, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily equity securities selected principally to permit participation in non-United States companies with prospects for growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $193.9 million
Number of Issues ................................ 500
Number of Countries Represented .................. 37

LARGEST EQUITY HOLDINGS
Compass Group PLC.................. Contract Catering
Cie Generale des Geophysique (ADR)....... Oil Service
Magyar Tavkoslesi (ADR).......... Utility - Telephone
Scandic Hotels AB ........................... Lodging
Canadian Fracmaster Ltd. ................ Oil Service

DISTRIBUTION OF INVESTMENTS BY COUNTRY
Canada ........................................  2.0%
Japan ......................................... 20.6%
Southeast Asia ................................  3.9%
Latin America .................................  4.5%
United Kingdom ................................ 18.7%
Scandinavia ...................................  9.9%
New Zealand & Australia .......................  4.3%
Other European Countries ...................... 29.3%
Short-Term & Cash .............................  6.8%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                              SINCE
                                1 YEAR       INCEPT.

ALLIANCE INTERNATIONAL           (2.98)%      6.39%

Lipper International              5.44        9.87
MSCI EAFE                         1.78        6.15

The Alliance International Portfolio started operations on April 3, 1995.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/95        11,129
12/31/96        12,221
12/31/97        11,857
                11,857

--------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
--------------------------------------------------------------------------------

During recent months, we have made some changes in the Portfolio's investment strategies that were implemented back in 1994 and 1995. First, within the energy sector, we have eliminated our holdings in offshore drillers. However, we are still bullish about onshore drillers. We continue to see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. As a result, we have purchased several holdings which we believe will benefit from this trend.

On the cyclical side, we continue to look for industries where demand is growing much greater than supply and capacity to meet demand is insufficient. As a result, companies can raise prices to meet this greater demand and most of this falls right to the bottom line as incremental profitability. We maintain our overweight positions in the airline industry, hotel industry, and rental car industry, believing that they exhibit superior pricing power.

We have added to the Portfolio's health care holdings, focusing specifically on biotechnology companies with products either approved by the FDA or nearing the end of the approval process. Therefore, many of the risk hurdles that these companies typically face are already behind them.

Alden Stewart and Randall Haase, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily common stocks and other equity-type securities issued by medium- and other smaller-sized companies with strong growth potential.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $4.7 billion
Number of Issues ................................. 70

LARGEST EQUITY HOLDINGS
Republic Industries, Inc. ...... Automotive Retailing
Continental Airlines, Inc. (Class B)........ Airlines
Diamond Offshore Drilling, Inc. ... Offshore Drilling
CNAFinancial Corp. ........................ Insurance
ITT Corp. ..................................  Leisure
Delta Airlines, Inc. ....................... Airlines
Comcast Corp. (Class A) .......... Cable Broadcasting
Centocor, Inc. ........................ Biotechnology
Crompton & Knowles Corp. ........ Chemicals Specialty
Telephone & Data Systems, Inc. .. Utility - Telephone

ASSET MIX DISTRIBUTION
Common Stock ................................... 95.4%
Short-Term & Cash ..............................  4.6%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                                 SINCE
                          1 YEAR    3 YRS     5 YRS    10 YRS   INCEPT.
ALLIANCE
AGGRESSIVE STOCK           10.94    21.29     14.92     19.00    19.41

Lipper Sm. Co. Growth      19.63    22.51     15.24     16.50    14.06
50% Russell 2000/          27.31    24.88     17.11     17.74    15.12
50% S&P 400 Mid-Cap

The Alliance Aggressive Stock Portfolio started operations on January 27, 1986.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        10,114
12/31/89        14,512
12/31/90        15,697
12/31/91        29,333
12/31/92        28,403
12/31/93        33,165
12/31/94        31,899
12/31/95        41,991
12/31/96        51,314
12/31/97        56,927
                56,927

--------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

1997 showed continued strength in the equity markets, although the gains were not evenly distributed among various capitalization ranges or styles. Small cap issues underperformed large cap issues for the fourth consecutive year with the S&P 500 rising 33.4% versus 22.4% for the Russell 2000. Even more striking and relevant for investors in this Portfolio was the performance differential in small cap growth stocks and value stocks. The Russell 2000 Value Index gained 31.8% versus 12.9% for the Growth Index, marking the most significant divergence between growth and value strategies in quite some time. This created a more difficult environment for small cap growth investors to prosper in.

Early investors in this Portfolio, however, benefited from a fortuitous launch date as the small cap growth market bottomed a few weeks before the May 1 start date. The Alliance Small Cap Growth Portfolio returned 26.7% versus 27.7% for the Russell 2000 Growth Index. The slight underperformance was driven largely by the negative impact of investing significant cash inflows in a rising equity market.

The Portfolio ended the year with sector overweights in business services and consumer cyclicals, and an underweighted position in financial services.

Going forward, the Portfolio will continue to focus on companies with accelerating operating fundamentals, reasonable valuations and strong management teams. Small cap growth stock investing should remain a powerful option for long term-oriented investors.

Michael Gaffney, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily U.S. common stocks and other equity-type securities of smaller companies with favorable growth prospects.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $141.0 million
Number of Issues ................................ 103

LARGEST EQUITY HOLDINGS
Crompton & Knowles Corp. ...... Chemicals - Specialty
Budget Group, Inc. ..................... Auto Related
Ha-Lo Industries, Inc. ........ Professional Services
Comverse Technology, Inc.  Telecom Equipment Services
Mohawk Industries, Inc. ............ Apparel, Textile
Sinclair Broadcast Group ..... TV, Radio Broadcasting
ACC Corp. ........................ Telecommunications
Atlantic Coast Airlines, Inc. .............. Airlines
Jones Medical Industries, Inc. ...... Pharmaceuticals
Carematrix Corp. .............. Professional Services

ASSET MIX DISTRIBUTION
Common Stock ...................................97.5%
Short-Term & Cash .............................. 2.5%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                            SINCE INCEPTION
                                             (Unannualized)

ALLIANCE SMALL CAP GROWTH                        26.74%

Lipper Small Company Growth Funds Avg            29.36
Russell 2000                                     27.66

The Alliance Small Cap Growth Portfolio started operations on May 1, 1997.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/97        12,674
                12,674

--------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

During 1997, the U.S. capital markets bested their longer term, average rates of return. The bond market, as measured by the Lehman Brothers
Government/Corporate Bond Index, produced a 9.8% rate of return. Equity markets generated returns in excess of 20% for the third year in a row, with the S&P 500 Stock Index producing a 33.4% return.

Investment returns for the year should be viewed in three phases -- the first quarter, the second quarter and early into the fourth quarter. During the first quarter, returns were adversely affected by the upward ratchet in the Fed funds rate as the Federal Reserve reacted to a strong performance by the economy in its sixth year of recovery. Investors, fearful of additional rate hikes, put selling pressure on bond prices.

As the second quarter unfolded, economic growth continued at a strong pace, but was also characterized by surprisingly strong advances in productivity, profits and lower rates of inflation. This was celebrated with both rising bond and stock prices.

Early in the fourth quarter, the growing turmoil in the Asian financial markets began to affect the capital markets in the industrialized nations. Economists started to lower their expectations for world growth and investors became increasingly worried about overseas growth prospects for U.S. companies. The upheaval in the Asian financial markets continued to ricochet around the region, eventually threatening the stability of the Hong Kong dollar - a currency long viewed by investors as a bedrock currency. World governments and multi-lateral institutions such as the International Monetary Fund (IMF) and the World Bank responded to the region's liquidity and asset crises. These efforts to stabilize the regional markets should be successful given enough time. However, the ongoing uncertainty and changing perceptions about growth prospects will introduce more volatility into global capital markets. Indeed we are maintaining a modest cash position of some 10% to take advantage of any price opportunities as they develop.

For the year, fixed income securities - the dominant asset class of the portfolio - returned 9.64%. The equity portion of the portfolio was negatively affected by exposure to foreign stocks and the concentration of money flows into a limited number of U.S. equities. For example, the 25 largest stocks in the S&P 500 rose 34%, while the remaining 475 companies underperformed the index.

Our portfolio selection continues to focus on company fundamentals, earnings growth and relative valuation levels. Although we expect the rate of growth in profits will moderate as economic growth slows, stock prices should be supported by the continued low levels of inflation and interest rates that will accompany that slower growth.

Robert G. Heisterberg, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High total return without, in the adviser's opinion, undue risk to principal.

INVESTMENT POLICY
A diversified mix of publicly traded fixed-income and equity securities; asset mix and security selection are primarily based upon factors expected to reduce risk.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ................................ $313.5 million
Number of U.S. Equity Issues .......................... 124
Average Quality (excluding net cash) .................. AA+
Average Duration (including net cash) .......... 9.2 years

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc. ......................... Tobacco
Cisco Systems, Inc. .......................... Electronics
Morgan Stanley, Dean Witter, Discover .... Financial Svcs.
Travelers Group, Inc. .......................... Insurance
General Electric Co. ................ Electrical Equipment
Tyco International Ltd. .. Diversified Manufacturing Oper.
Pfizer, Inc. ............................. Pharmaceuticals
Gillete Corp. .......................... Soaps &Toiletries
Worldcom, Inc. ........................ Telecommunications
Sunbeam Corp. ....................... Household Appliances


ASSET MIX DISTRIBUTION
Domestic Stock ..................................... 24.9%
Foreign Stock ......................................  5.8%
Bonds .............................................. 54.0%
Short-Term & Cash .................................. 15.3%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                                   1 YEAR    3 YRS    5 YRS  INCEPT.
ALLIANCE
CONSERVATIVE INVESTORS              13.25%   12.79%    8.79%   9.53%

Lipper Flexible Portfolio           18.69    19.44    13.14   12.15
70% Lehman Treas./30% S&P 500       16.71    17.18    11.87   11.39

The Alliance Conservative Investors Portfolio started operations on October 2, 1989.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/89        10,309
12/31/90        10,969
12/31/91        13,144
12/31/92        13,905
12/31/93        15,402
12/31/94        14,771
12/31/95        17,785
12/31/96        18,712
12/31/97        21,192
                21,192

--------------------------------------------------------------------------------
ALLIANCE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

U.S. capital markets turned in another set of extraordinary returns in 1997. More significant, 1997 was the third year in a row of returns well above the long-term averages. The S&P 500 Index's 33.4% return for the year far outpaced the broader stock indices that still delivered respectable double-digit returns. In contrast to 1996, fixed income markets yielded returns well above the historical average; the Lehman Brothers Government/Corporate Bond Index tacked on 10%. International equities severely underperformed both U.S. stocks and fixed income securities largely because of continuing problems in Japan and the Asian region.

The volatility in capital markets increased as the year progressed, mirroring more pronounced swings in investor sentiment. As the year began, investors' concerns about strong economic growth and prospects for more monetary restraint weighed upon the capital markets. The 25 basis point hike in the Federal funds rate in the first quarter only produced fears of further rate increases. When strong economic growth continued in the second quarter, accompanied by unexpected advances in productivity, profits, low rates of inflation, and low unemployment rates not experienced in 25 years, bond and stock prices moved sharply higher.

Just as investors were becoming increasingly comfortable with the notion of a higher, non-inflationary growth path for the economy and superior rates of profitability, turmoil in the emerging Asian capital and currency markets began to affect the capital markets in the developed world. Investors began to revise downward their forecasts for global economic growth and profitability as conditions in Asia deteriorated. Official multi-lateral institutions like the International Monetary Fund (IMF) and world governments responded to the region's liquidity and currency crises. We believe these efforts will be successful in stabilizing conditions in the region. However, it will take time and investor perceptions will remain volatile as these countries strive to recover above-average economic growth.

The fixed income portion of the portfolio produced satisfactory returns. The equity portion, however, was adversely affected by exposure to international equities and the concentrated nature of money flows into a narrow spectrum of U.S. stocks. For example, 475 companies in the S&P 500 stocks underperformed the index with only 25 companies gaining 34% and beating the 33.4% return posted by the index.

The phenomenon of highly concentrated performance did reverse itself during the July - October period, only to return once again as investors responded to the turmoil in Asia. Our investment selection process continues to focus on strong growth fundamentals that are reasonably priced. We believe higher stock prices will be supported by benign inflation and low interest rates even though we expect a slowing in the rate of economic growth and profits.

Robert G. Heisterberg, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High return through a combination of current income and capital appreciation.

INVESTMENT POLICY
Primarily common stocks, publicly traded debt securities and high-quality money market instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ................................. $1.7 billion
Number of U.S. Equity Issues ........................ 169
Average Quality (excluding net cash) ................ AA+
Average Duration (including net cash) ......... 8.3 years

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc. ........................ Tobacco
Cisco Systems, Inc. ......................... Electronics
Morgan Stanley, Dean Witter, Discover ... Financial Svcs.
Travelers Group, Inc. ......................... Insurance
General Electric Co. ............... Electrical Equipment
Tyco International Ltd. .. Diversified Manufacturing Oper.
WorldCom, Inc.+....................... Telecommunications
Pfizer, Inc. ............................ Pharmaceuticals
Nabors Industries, Inc.+.............. Oil & Gas Drilling
MBNA Corporation...................... Financial Services

+Includes convertibles

ASSET MIX DISTRIBUTION
Domestic Stocks ................................... 39.9%
Foreign Stocks ....................................  9.1%
Convertibles ......................................  2.9%
Bonds ............................................. 42.0%
Short-Term & Cash .................................  6.1%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                                 SINCE
                          1 YEAR    3 YRS     5 YRS    10 YRS   INCEPT.

ALLIANCE BALANCED          15.06%   15.45%     9.71%    12.04%   12.30%

Lipper Balanced            19.00    19.44     13.20     12.92    12.33
50% Lehman Corp./          21.56    21.68     14.63     21.19    13.97
50% S&P 500

The Alliance Balanced Portfolio started operations on January 27, 1986.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        11,327
12/31/89        14,253
12/31/90        14,288
12/31/91        20,183
12/31/92        19,615
12/31/93        22,025
12/31/94        20,257
12/31/95        24,258
12/31/96        27,091
12/31/97        31,171
                31,171

--------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

For the third year in a row, U.S. equities produced returns well above their longer term average. The S&P 500 Index gained 33.4% while the Russell 2000 Index generated a 22% return. Once again the large capitalization issues dominated the performance of the averages. The 25 largest stocks in the S&P 500 rose 34%, with the remaining 475 equities underperforming the index. Portfolio diversification in the U.S. equity market meant performance suffered. There was an even larger gap in performance when international equities were compared with U.S. stocks. The EAFE Index -- a broad composite of international stocks -- produced only a 1.8% gain for the year.

Commentary on the performance of the U.S. capital markets in 1997 should be divided into three segments. During the first quarter, returns were adversely affected by an uptick in the Federal funds rate. Fearful of further rate hikes, investors drove bond prices lower. In the early spring, investors began to reassess their outlook with a continued flow of good news about productivity gains, profits and surprisingly benign inflation. Investors became encouraged by unemployment rates not seen in decades. Stock prices rose to new highs and bonds began to generate positive returns.

By early fall, the U.S. markets became unnerved by the collapse in the currency and capital markets in Asia. Investors lowered their expectations for global growth and reassessed the prospects for an economic recovery in Japan given the importance of the Asian region to Japan's export growth and banking system. World governments and multi-lateral institutions like the IMF and the World Bank moved to stabilize conditions in the region. While we expect those efforts will be successful given enough time and that growth will resume, the ongoing uncertainty and changing perceptions about growth prospects will introduce more volatility into global capital markets.

The Portfolio's performance was negatively affected by two principal factors: the concentration of returns in the U.S. market in a few, large capitalization stocks and the exposure of about 17% of the portfolio to international equities. At year end, we had a modest cash position of some 0.5% and plan to take advantage of any price opportunities that might develop in an environment of increased volatility.

Looking forward, we expect a slowing in the rate of economic growth. That slowdown reflects the combination of shrinking export markets, a surge in imports and a strong dollar. Nonetheless, inflation and interest rates should remain benign and provide support for equity valuations.

Robert G. Heisterberg, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High total return consistent with the adviser's determination of reasonable risk.

INVESTMENT POLICY
A diversified mix of publicly traded fixed-income and equity securities; asset mix and security selection based upon factors expected to increase possibility of high long-term return.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................... $1.7 billion
Number of U.S. Equity Issues ...................... 177
Average Quality (excluding net cash) .............. AA+
Average Duration (including net cash) ....... 8.4 years

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc. ...................... Tobacco
Morgan Stanley, Dean Witter, Discover .. Financial Svcs.
Cisco Systems, Inc. ....................... Electronics
WorldCom, Inc.+..................... Telecommunications
General Electric Co. ............. Electrical Equipment
Travelers Group, Inc. ....................... Insurance
Nabors Industries, Inc.+............ Oil & Gas Drilling
Life Re Corp. ............................... Insurance
ITT Corp. ..................................... Leisure
Noble Drilling Corp. ...... Oil Supplies & Construction

+Includes convertibles

ASSET MIX DISTRIBUTION
Domestic Stock ................................... 53.5%
Foreign Stock .................................... 13.9%
Convertibles .....................................  2.3%
Bonds ............................................ 19.3%
Short-Term & Cash ................................ 11.0%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                               SINCE
ALLIANCE                          1 YEAR     3 YRS    5 YRS   INCEPT.

GROWTH INVESTORS                   16.87%    18.48%   13.17%   15.73%

Lipper Flexible Portfolio          18.69     19.44    13.14    12.15
30% Lehman Corp./70% S&P 500       26.28     25.64    17.02    14.48

The Alliance Growth Investors Portfolio started operations on October 2, 1989.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/89        10,399
12/31/90        11,503
12/31/91        17,129
12/31/92        17,974
12/31/93        20,717
12/31/94        20,066
12/31/95        25,357
12/31/96        28,555
12/31/97        33,371
                33,371

THE HUDSON RIVER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                      ALLIANCE
                                                                    INTERMEDIATE                                    ALLIANCE
                                                      ALLIANCE       GOVERNMENT      ALLIANCE        ALLIANCE      GROWTH AND
                                                    MONEY MARKET     SECURITIES    QUALITY BOND     HIGH YIELD       INCOME
                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                      ---------      ---------       ---------      ---------       ---------
ASSETS:
Investments at value (Notes 1 and 4)..............  $ 551,218,667   $114,937,264   $199,082,370    $409,444,270   $584,091,770
Cash .............................................        250,597        150,271      1,850,749       3,867,754        136,662
Receivable for securities sold....................             --      8,514,530             --              --             --
Collateral held for securities loaned
 (Note 1) ........................................             --     14,877,570     20,317,896              --     83,697,400
Receivable from Separate Accounts for Trust
 shares sold......................................     20,699,118        216,925        202,284       3,871,282      4,484,564
Unrealized appreciation of forward currency
 contracts (Notes 1 and 4)........................             --             --        230,830              --             --
Dividends, interest and other receivables.........      2,952,078      1,470,759      2,012,816       9,027,978      1,310,011
                                                    -------------   ------------   ------------    ------------   ------------
  Total assets....................................    575,120,460    140,167,319    223,696,945     426,211,284    673,720,407
                                                    -------------   ------------   ------------    ------------   ------------
LIABILITIES:
Options written at value (Premiums received:
 Alliance Common Stock Portfolio--$103,560,700)
(Notes 1 and 4) ..................................             --             --             --              --             --
Payable to custodian..............................             --             --             --              --             --
Payable for securities purchased..................             --      5,013,423             --       4,100,000      1,517,259
Payable for collateral received on securities
 loaned ..........................................             --     14,877,570     20,317,896              --     83,697,400
Payable to Separate Accounts for Trust shares
 redeemed ........................................      1,207,497         27,928         17,806          16,591        397,040
Variation margin payable on futures contracts ....             --             --             --              --             --
Distribution fees payable.........................         24,848            988             --          12,299          6,670
Investment advisory fees payable..................        175,017         52,732         95,141         220,448        280,754
Trustees' fees payable............................         29,067          6,308          6,466           8,897          7,871
Accrued expenses..................................         48,581         22,474         26,158          42,171         57,520
                                                    -------------   ------------   ------------    ------------   ------------
  Total liabilities...............................      1,485,010     20,001,423     20,463,467       4,400,406     85,964,514
                                                    -------------   ------------   ------------    ------------   ------------
NET ASSETS........................................  $ 573,635,450   $120,165,896   $203,233,478    $421,810,878   $587,755,893
                                                    =============   ============   ============    ============   ============
Investments at cost...............................  $ 551,106,796   $113,600,359   $197,176,185    $401,820,273   $511,226,533
                                                    =============   ============   ============    ============   ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital..................................  $ 573,354,238   $127,643,383   $201,320,004    $412,006,119   $507,451,775
 Accumulated undistributed (overdistributed)
  net investment income...........................        149,936         17,556        321,561          29,459         (7,871)
 Accumulated undistributed net realized
  gain (loss) ....................................         19,405     (8,831,948)      (541,234)      2,151,303      7,446,752
 Unrealized appreciation/depreciation on
  investments and foreign currency denominated
  assets and liabilities..........................        111,871      1,336,905      2,133,147       7,623,997     72,865,237
                                                    -------------   ------------   ------------    ------------   ------------
NET ASSETS........................................  $ 573,635,450   $120,165,896   $203,233,478    $421,810,878   $587,755,893
                                                    =============   ============   ============    ============   ============
CLASS IA SHARES:
Net Assets........................................  $ 449,959,833   $115,114,412   $203,233,478    $355,473,286   $555,058,953
                                                    =============   ============   ============    ============   ============
Shares outstanding (Note 5).......................     44,192,317     12,190,330     20,863,418      34,161,761     36,099,131
                                                    =============   ============   ============    ============   ============
Net asset value, offering and redemption
 price per share (Note 1).........................         $10.18          $9.44          $9.74          $10.41         $15.38
                                                    =============   ============   ============    ============   ============
CLASS IB SHARES:
Net Assets........................................   $123,675,617     $5,051,484                    $66,337,592    $32,696,940
                                                    =============   ============                   ============   ============
Shares outstanding (Note 5).......................     12,163,496        535,399                      6,386,424      2,128,126
                                                    =============   ============                   ============   ============
Net asset value, offering and redemption
 price per share (Note 1).........................         $10.17          $9.43                         $10.39         $15.36
                                                    =============   ============                   ============   ============

See Notes to Financial Statements.

                     ALLIANCE                                          ALLIANCE
    ALLIANCE          COMMON           ALLIANCE        ALLIANCE       AGGRESSIVE
  EQUITY INDEX         STOCK            GLOBAL      INTERNATIONAL       STOCK
    PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
    ---------        ---------        ---------       ---------       ---------
 $  938,556,102   $ 9,725,410,132   $1,221,659,645   $182,951,529   $4,484,945,342
         99,549                --       16,893,430      8,347,523          181,729
             --        60,067,219        8,205,868      2,023,708      211,128,536
    109,536,553       662,838,280      113,847,792     15,052,581      612,639,016
      4,552,195        29,633,785        1,766,152        223,944        6,208,417

             --                --        6,004,608      2,059,365               --
      1,147,581        14,458,000        1,735,003        355,921          595,158
 --------------   ---------------   --------------   ------------   --------------
  1,053,891,980    10,492,407,416    1,370,112,498    211,014,571    5,315,698,198
 --------------   ---------------   --------------   ------------   --------------

             --       118,604,155               --             --               --
             --           580,406               --             --               --
             --       142,569,172       28,420,108      1,563,213       26,255,439
    109,536,553       662,838,280      113,847,792     15,052,581      612,639,016
        231,453         3,076,771        1,327,331        176,950       10,893,069
          2,300                --               --             --               --
             24            47,055            8,949            704           15,377
        264,547         3,091,113          709,265        158,485        2,231,578
         13,621           306,186           29,678          3,984          148,899
        102,458           520,545          382,380        161,478          257,517
 --------------   ---------------   --------------   ------------   --------------
    110,150,956       931,633,683      144,725,503     17,117,395      652,440,895
 --------------   ---------------   --------------   ------------   --------------
 $  943,741,024   $ 9,560,773,733   $1,225,386,995   $193,897,176   $4,663,257,303
 ==============   ===============   ==============   ============   ==============
 $  717,317,746   $ 7,039,048,426   $1,077,021,016   $195,035,943   $4,067,187,001
 ==============   ===============   ==============   ============   ==============

 $  722,427,560   $ 6,704,717,648   $1,067,798,356   $210,004,133   $4,116,687,538

        (17,221)        8,941,474          451,087     (1,256,432)        (113,631)
        (46,439)      175,796,508        7,714,386     (4,700,245)     128,925,055

    221,377,124     2,671,318,103      149,423,166    (10,150,280)     417,758,341
 --------------   ---------------   --------------   ------------   --------------
 $  943,741,024   $ 9,560,773,733   $1,225,386,995   $193,897,176   $4,663,257,303
 ==============   ===============   ==============   ============   ==============

 $  943,630,904   $ 9,331,993,502   $1,203,866,924   $190,610,696   $4,589,771,586
 ==============   ===============   ==============   ============   ==============
     47,791,119       431,744,475       69,624,563     18,568,973      126,731,100
 ==============   ===============   ==============   ============   ==============

         $19.74            $21.61           $17.29         $10.27           $36.22
 ==============   ===============   ==============   ============   ==============

       $110,120      $228,780,231      $21,520,071     $3,286,480      $73,485,717
 ==============   ===============   ==============   ============   ==============
          5,580        10,601,628        1,246,147        320,403        2,034,175
 ==============   ===============   ==============   ============   ==============

         $19.73            $21.58           $17.27         $10.26           $36.13
 ==============   ===============   ==============   ============   ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

  ALLIANCE        ALLIANCE                       ALLIANCE
  SMALL CAP     CONSERVATIVE     ALLIANCE         GROWTH
   GROWTH        INVESTORS       BALANCED       INVESTORS
  PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
  ---------      ---------       ---------      ---------
$153,853,714    $311,255,843  $1,711,741,713  $1,657,357,208
     380,306          39,071       1,336,861       2,638,254
   1,370,099         105,731       1,446,489       1,856,156
          --      29,663,095     239,139,139     159,509,187
     403,968         325,132         529,990       2,830,011

          --         139,774       1,492,018       2,702,688
      23,205       2,089,310      10,724,098       5,770,157
------------    ------------  --------------  --------------
 156,031,292     343,617,956   1,966,410,308   1,832,663,661
------------    ------------  --------------  --------------

          --              --              --              --
          --              --              --              --
   7,702,919         113,315       2,125,059       5,464,664
          --      29,663,095     239,139,139     159,509,187
   7,192,631          73,102          94,151         461,205
          --              --              --              --
       8,682           1,107              --           7,599
     105,191         133,055         641,386         768,784
         461          12,365          82,699          44,658
      21,956          81,003         239,345         288,849
------------    ------------  --------------  --------------
  15,031,840      30,077,042     242,321,779     166,544,946
------------    ------------  --------------  --------------
$140,999,452    $313,540,914  $1,724,088,529  $1,666,118,715
============    ============  ==============  ==============
$153,110,020    $291,515,613  $1,529,925,684  $1,482,735,753
============    ============  ==============  ==============

$141,856,917    $289,318,998  $1,515,099,274  $1,462,182,116

        (461)         35,314          84,008      (1,463,848)
  (1,600,698)      4,312,256      25,622,052      28,847,706

     743,694      19,874,346     183,283,195     176,552,741
------------    ------------  --------------  --------------
$140,999,452    $313,540,914  $1,724,088,529  $1,666,118,715
============    ============  ==============  ==============

$ 94,675,696    $307,846,822  $1,724,088,529  $1,630,388,457
============    ============  ==============  ==============
   7,666,635      25,886,381      98,055,256      87,899,970
============    ============  ==============  ==============

      $12.35          $11.89          $17.58          $18.55
============    ============  ==============  ==============

 $46,323,756      $5,694,092                     $35,730,258
============    ============                  ==============
   3,752,576         479,176                       1,928,937
============    ============                  ==============

      $12.34          $11.88                          $18.52
============    ============                  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF OPERATIONS
Year Ended December 31, 1997

                                                                 ALLIANCE
                                                               INTERMEDIATE                                  ALLIANCE
                                                 ALLIANCE       GOVERNMENT      ALLIANCE       ALLIANCE     GROWTH AND
                                               MONEY MARKET     SECURITIES    QUALITY BOND    HIGH YIELD      INCOME
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                 ---------      ---------       ---------      ---------     ---------
INVESTMENT INCOME:
 Income** (Note 1):
  Dividends (including $2,161,224 and
   $7,600,919 from affiliated companies for
   the Alliance Common Stock and Alliance
   Aggressive Stock Portfolios,
   respectively).............................   $        --     $       --     $        --    $        --   $ 5,855,617
  Interest...................................    26,575,962      6,319,864      12,027,150     31,369,008       528,528
                                                -----------     ----------     -----------    -----------   -----------
   Total income..............................    26,575,962      6,319,864      12,027,150     31,369,008     6,384,145
                                                -----------     ----------     -----------    -----------   -----------
 Expenses (Notes 1, 2 and 3):
  Investment advisory fee....................     1,701,504        512,659         946,523      1,759,520     2,241,190
  Custodian fees.............................        34,909         27,311          29,438         37,074        50,640
  Distribution fees--Class IB................        99,712          2,784              --         50,330        21,822
  Printing and mailing expenses..............        53,828         10,017          20,484         30,911        40,407
  Professional fees..........................        13,247          2,878           4,137          6,541         8,851
  Proxy......................................        18,723          4,003           7,831          8,578         9,482
  SEC registration fees......................         2,598            472             472            945         2,126
  Trustees' fees.............................        12,946          2,812           4,882          7,918        10,507
  Miscellaneous..............................         7,936          2,178           3,718          4,003         4,378
                                                -----------     ----------     -----------    -----------   -----------
   Total expenses............................     1,945,403        565,114       1,017,485      1,905,820     2,389,403
                                                -----------     ----------     -----------    -----------   -----------
NET INVESTMENT INCOME........................    24,630,559      5,754,750      11,009,665     29,463,188     3,994,742
                                                -----------     ----------     -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTES 1 AND 4):
 Realized Gain (Loss):
  On securities (including $60,278,736 and
   $73,433,264 from affiliated companies for
   the Alliance Common Stock and Alliance
   Aggressive Stock Portfolios,
   respectively).............................        57,662      1,026,388       4,637,643     19,038,590    40,626,845
  On options written.........................            --             --              --             --            --
  On foreign currency transactions...........            --             --         479,412             --            --
  On futures contracts.......................            --        (31,130)             --             --            --
                                                -----------     ----------     -----------    -----------   -----------
 Realized gain (loss)--net...................        57,662        995,258       5,117,055     19,038,590    40,626,845
                                                -----------     ----------     -----------    -----------   -----------
 Change in Unrealized
  Appreciation/Depreciation:
  On securities..............................       (45,650)       715,736        (370,670)     2,081,485    45,313,202
  On options written.........................            --             --              --             --            --
  On foreign currency transactions...........            --             --          79,202             --            --
  On futures contracts.......................            --             --              --             --            --
                                                -----------     ----------     -----------    -----------   -----------
 Unrealized appreciation/depreciation--net ..       (45,650)       715,736        (291,468)     2,081,485    45,313,202
                                                -----------     ----------     -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ....        12,012      1,710,994       4,825,587     21,120,075    85,940,047
                                                -----------     ----------     -----------    -----------   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..   $24,642,571     $7,465,744     $15,835,252    $50,583,263   $89,934,789
                                                ===========     ==========     ===========    ===========   ===========

------------
* For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
** Net of foreign taxes withheld on dividends of $10,061, $28,990, $241,270, $1,461,466, $402,959, $60,774, $545,351 and $589,252 for the
      Alliance Growth and Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios, respectively, and on interest of $2,017, $398, $337 and $352 for the Alliance Global, Alliance International, Alliance Balanced and Alliance Growth Investors Portfolios, respectively.

See Notes to Financial Statements.

    ALLIANCE       ALLIANCE        ALLIANCE        ALLIANCE
 EQUITY INDEX    COMMON STOCK       GLOBAL      INTERNATIONAL
   PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
   ---------       ---------      ---------       ---------
 $ 11,411,812   $   68,591,236   $ 12,928,478    $  2,632,662
      789,772       18,865,438      6,100,385       1,090,065
 ------------   --------------   ------------    ------------
   12,201,584       87,456,674     19,028,863       3,722,727
 ------------   --------------   ------------    ------------
    2,197,395       29,420,651      7,017,899       1,762,245
      122,477          252,696        669,018         309,149
          107          196,198         30,918           2,877
       66,090          886,522        127,631          19,754
       15,908          245,582         33,973           3,642
       16,561          297,204         43,819           5,710
        3,779               --          5,432           1,181
       17,440          218,844         31,329           5,409
        6,832          123,238         18,082           2,796
 ------------   --------------   ------------    ------------
    2,446,589       31,640,935      7,978,101       2,112,763
 ------------   --------------   ------------    ------------
    9,754,995       55,815,739     11,050,762       1,609,964
 ------------   --------------   ------------    ------------

    2,229,446      948,337,540     89,619,727       6,320,591
           --       35,412,804             --              --
       (3,600)         (35,211)    12,151,769       2,073,635
    1,334,820               --             --              --
 ------------   --------------   ------------    ------------
    3,560,666      983,715,133    101,771,496       8,394,226
 ------------   --------------   ------------    ------------

  158,811,684    1,059,002,503     11,374,979     (17,028,354)
           --      (12,783,605)            --              --
       10,468             (108)     2,687,736       1,688,166
      297,300               --             --              --
 ------------   --------------   ------------    ------------
  159,119,452    1,046,218,790     14,062,715     (15,340,188)
 ------------   --------------   ------------    ------------
  162,680,118    2,029,933,923    115,834,211      (6,945,962)
 ------------   --------------   ------------    ------------
 $172,435,113   $2,085,749,662   $126,884,973    $ (5,335,998)
 ============   ==============   ============    ============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

  ALLIANCE      ALLIANCE       ALLIANCE                     ALLIANCE
 AGGRESSIVE     SMALL CAP    CONSERVATIVE    ALLIANCE        GROWTH
   STOCK         GROWTH       INVESTORS      BALANCED       INVESTORS
 PORTFOLIO     PORTFOLIO*     PORTFOLIO      PORTFOLIO      PORTFOLIO
 ---------     ----------     ---------      ---------      ---------
$ 17,775,006   $  138,366    $ 1,057,328   $  9,530,794   $ 10,909,405
  10,411,701      273,322     12,801,311     52,969,301     30,543,074
------------   ----------    -----------   ------------   ------------
  28,186,707      411,688     13,858,639     62,500,095     41,452,479
------------   ----------    -----------   ------------   ------------
  22,471,593      349,889      1,458,313      6,677,983      7,843,703
     156,983       18,251        125,580        354,061        433,193
      75,004       22,465          3,118             --         43,043
     488,080        2,554         34,433        199,288        165,800
     136,125          615          8,111         54,912         44,950
     174,004           --         13,373         77,187         57,542
          --           --            472             --          6,141
     121,089          696          8,523         46,548         41,008
      64,056          860          5,612         30,053         22,804
------------   ----------    -----------   ------------   ------------
  23,686,934      395,330      1,657,535      7,440,032      8,658,184
------------   ----------    -----------   ------------   ------------
   4,499,773       16,358     12,201,104     55,060,063     32,794,295
------------   ----------    -----------   ------------   ------------

 523,431,192    1,627,719     14,280,979    113,673,484    118,407,140
          --           --             --             --             --
          --           --       (294,655)      (652,446)     3,578,951
          --           --             --             --             --
------------   ----------    -----------   ------------   ------------
 523,431,192    1,627,719     13,986,324    113,021,038    121,986,091
------------   ----------    -----------   ------------   ------------

 (75,825,667)     743,694     10,033,377     64,409,755     77,338,868
          --           --             --             --             --
          --           --        133,673      1,464,013      1,411,017
          --           --             --             --             --
------------   ----------    -----------   ------------   ------------
 (75,825,667)     743,694     10,167,050     65,873,768     78,749,885
------------   ----------    -----------   ------------   ------------
 447,605,525    2,371,413     24,153,374    178,894,806    200,735,976
------------   ----------    -----------   ------------   ------------
$452,105,298   $2,387,771    $36,354,478   $233,954,869   $233,530,271
============   ==========    ===========   ============   ============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ALLIANCE
                                                                  ALLIANCE                INTERMEDIATE GOVERNMENT
                                                           MONEY MARKET PORTFOLIO           SECURITIES PORTFOLIO
                                                      -------------------------------- ------------------------------
                                                                 YEAR ENDED                      YEAR ENDED
                                                                DECEMBER 31,                    DECEMBER 31,
                                                            1997            1996            1997            1996
                                                      --------------- ---------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income...............................  $  24,630,559    $  19,055,993   $  5,754,750    $  4,575,583
 Realized gain (loss)--net...........................         57,662               --        995,258        (453,637)
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net........................        (45,650)          (7,886)       715,736      (1,025,808)
                                                       -------------    -------------   ------------    ------------
 Net increase in net assets from operations .........     24,642,571       19,048,107      7,465,744       3,096,138
                                                       -------------    -------------   ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Class IA:
  Dividends from net investment income...............    (21,721,933)     (19,050,946)    (5,646,086)     (4,575,583)
  Dividends in excess of net investment income ......             --          (25,232)            --         (19,617)
  Distributions from realized gains..................        (30,365)              --             --              --
  Tax return of capital distributions................             --               --             --              --
                                                       -------------    -------------   ------------    ------------
 Total Class IA dividends and distributions .........    (21,752,298)     (19,076,178)    (5,646,086)     (4,595,200)
                                                       -------------    -------------   ------------    ------------
 Class IB:
  Dividends from net investment income...............     (2,801,881)          (5,047)       (90,108)             --
  Dividends in excess of net investment income ......             --          (29,384)            --              --
  Distributions from realized gains..................         (7,892)              --             --              --
  Distributions in excess of realized gains .........             --               --             --              --
                                                       -------------    -------------   ------------    ------------
 Total Class IB dividends and distributions .........     (2,809,773)         (34,431)       (90,108)             --
                                                       -------------    -------------   ------------    ------------
 Decrease in net assets from dividends and
  distributions......................................    (24,562,071)     (19,110,609)    (5,736,194)     (4,595,200)
                                                       -------------    -------------   ------------    ------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold........................................    902,735,892      508,537,942     40,498,885      36,879,548
  Shares issued in reinvestment of dividends and
   distributions.....................................     21,752,298       19,076,178      5,646,086       4,595,200
  Shares redeemed....................................   (938,706,582)    (450,848,823)   (21,146,992)    (23,371,086)
                                                       -------------    -------------   ------------    ------------
 Total Class IA transactions.........................    (14,218,392)      76,765,297     24,997,979      18,103,662
                                                       -------------    -------------   ------------    ------------
 Class IB:
  Shares sold........................................    158,089,618        3,624,653      5,061,316              --
  Shares issued in reinvestment of dividends and
   distributions.....................................      2,809,773           34,431         90,108              --
  Shares redeemed....................................    (39,732,243)        (446,631)       (97,482)             --
                                                       -------------    -------------   ------------    ------------
 Total Class IB transactions.........................    121,167,148        3,212,453      5,053,942              --
                                                       -------------    -------------   ------------    ------------
 Net increase (decrease) in net assets derived from
  share transactions.................................    106,948,756       79,977,750     30,051,921      18,103,662
                                                       -------------    -------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ...................    107,029,256       79,915,248     31,781,471      16,604,600
NET ASSETS, BEGINNING OF PERIOD .....................    466,606,194      386,690,946     88,384,425      71,779,825
                                                       -------------    -------------   ------------    ------------
NET ASSETS, END OF PERIOD* ..........................  $ 573,635,450    $ 466,606,194   $120,165,896    $ 88,384,425
                                                       =============    =============   ============    ============

------------
* Including accumulated undistributed (overdistributed) net investment income of $149,936 and $43,191 for the Alliance Money Market Portfolio; $17,556 and $3,160 for the Alliance Intermediate Government Securities Portfolio; $321,561 and $(220,079) for the Alliance Quality Bond Portfolio; $29,459 and $23,927 for the Alliance High Yield Portfolio; $(7,871) and $11,797 for the Alliance Growth and Income Portfolio; $(17,221) and $(5,276) for the Alliance Equity Index Portfolio, as of December 31, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

                                                                          ALLIANCE
           ALLIANCE                       ALLIANCE                   GROWTH AND INCOME                  ALLIANCE
    QUALITY BOND PORTFOLIO          HIGH YIELD PORTFOLIO                 PORTFOLIO               EQUITY INDEX PORTFOLIO
 ----------------------------    ---------------------------    ---------------------------    ----------------------------
          YEAR ENDED                     YEAR ENDED                      YEAR ENDED                    YEAR ENDED
         DECEMBER 31,                   DECEMBER 31,                    DECEMBER 31,                   DECEMBER 31,
      1997           1996            1997           1996            1997           1996            1997            1996
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
 $ 11,009,665    $ 10,285,868    $ 29,463,188   $ 15,471,581    $  3,994,742   $  3,051,998    $  9,754,995    $  5,656,346
    5,117,055         871,659      19,038,590     12,420,138      40,626,845     12,181,263       3,560,666      15,194,950

     (291,468)     (1,749,535)      2,081,485      3,447,403      45,313,202     16,443,384     159,119,452      41,228,418
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
   15,835,252       9,407,992      50,583,263     31,339,122      89,934,789     31,676,645     172,435,113      62,079,714
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

  (11,132,504)    (10,285,868)    (26,828,709)   (15,469,541)     (3,997,147)    (3,050,479)    (10,027,043)     (5,656,346)
           --        (326,079)             --       (432,568)             --             --              --          (4,427)
           --              --     (13,814,454)   (11,348,200)    (31,316,552)   (11,682,352)     (3,323,415)    (15,093,505)
           --              --              --             --              --             --              --          (7,525)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
  (11,132,504)    (10,611,947)    (40,643,163)   (27,250,309)    (35,313,699)   (14,732,831)    (13,350,458)    (20,761,803)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

           --              --      (2,657,724)        (2,040)        (65,287)            --            (648)             --
           --              --              --        (15,935)             --             --              --              --
           --              --      (2,518,666)          (908)     (1,815,517)            --            (392)             --
           --              --              --        (18,516)             --             --              --              --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
           --              --      (5,176,390)       (37,399)     (1,880,804)            --          (1,040)             --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

  (11,132,504)    (10,611,947)    (45,819,553)   (27,287,708)    (37,194,503)   (14,732,831)    (13,351,498)    (20,761,803)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

   49,175,799      27,205,153     161,350,185     71,897,677     251,418,234    111,512,120     450,997,869     230,679,439

   11,132,504      10,611,947      40,643,163     27,250,309      35,313,699     14,732,831      13,350,458      20,761,803
  (16,801,045)    (39,032,520)    (52,652,236)   (21,997,075)    (17,464,089)    (9,161,198)    (66,043,438)    (72,295,253)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
   43,507,258      (1,215,420)    149,341,112     77,150,911     269,267,844    117,083,753     398,304,889     179,145,989
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

           --              --      63,018,257        677,158      31,791,055             --         137,857              --

           --              --       5,176,390         37,399       1,880,804             --           1,040              --
           --              --        (534,056)            --          (4,484)            --         (35,558)             --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
           --              --      67,660,591        714,557      33,667,375             --         103,339              --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

   43,507,258      (1,215,420)    217,001,703     77,865,468     302,935,219    117,083,753     398,408,228     179,145,989
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
   48,210,006      (2,419,375)    221,765,413     81,916,882     355,675,505    134,027,567     557,491,843     220,463,900
  155,023,472     157,442,847     200,045,465    118,128,583     232,080,388     98,052,821     386,249,181     165,785,281
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
 $203,233,478    $155,023,472    $421,810,878   $200,045,465    $587,755,893   $232,080,388    $943,741,024    $386,249,181
 ============    ============    ============   ============    ============   ============    ============    ============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ALLIANCE                         ALLIANCE
                                                          COMMON STOCK PORTFOLIO              GLOBAL PORTFOLIO
                                                      ------------------------------   -----------------------------
                                                                YEAR ENDED                       YEAR ENDED
                                                               DECEMBER 31,                     DECEMBER 31,
                                                           1997            1996             1997            1996
                                                      --------------  --------------   --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income............................... $   55,815,739  $   48,811,771   $   11,050,762   $ 10,849,353
 Realized gain--net..................................    983,715,133     587,208,099      101,771,496     44,997,037
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net........................  1,046,218,790     636,307,007       14,062,715     60,383,165
                                                      --------------  --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations.........................................  2,085,749,662   1,272,326,877      126,884,973    116,229,555
                                                      --------------  --------------   --------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE
 1):
 Class IA:
  Dividends from net investment income...............    (43,806,963)    (44,580,327)     (23,003,562)   (10,849,259)
  Dividends in excess of net investment income ......             --              --               --     (4,499,020)
  Distributions from realized gains..................   (700,688,717)   (587,198,121)     (76,503,591)   (42,474,239)
  Distributions in excess of realized gains .........             --     (71,434,343)              --             --
  Tax return of capital distributions................             --        (988,016)              --       (220,411)
                                                      --------------  --------------   --------------   ------------
 Total Class IA dividends and distributions .........   (744,495,680)   (704,200,807)     (99,507,153)   (58,042,929)
                                                      --------------  --------------   --------------   ------------
 Class IB:
  Dividends from net investment income...............       (241,911)           (326)        (319,694)           (94)
  Dividends in excess of net investment income ......             --          (4,564)              --         (2,076)
  Distributions from realized gains..................    (16,923,582)         (9,978)      (1,359,092)        (1,502)
  Distributions in excess of realized gains .........             --         (62,273)              --         (4,502)
  Tax return of capital distributions................             --            (108)              --            (31)
                                                      --------------  --------------   --------------   ------------
 Total Class IB dividends and distributions .........    (17,165,493)        (77,249)      (1,678,786)        (8,205)
                                                      --------------  --------------   --------------   ------------
 Decrease in net assets from dividends and
  distributions......................................   (761,661,173)   (704,278,056)    (101,185,939)   (58,051,134)
                                                      --------------  --------------   --------------   ------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold........................................  1,034,152,489     756,034,799      241,147,160    255,537,439
  Shares issued in reinvestment of dividends and
   distributions.....................................    744,495,680     704,200,807       99,507,153     58,042,929
  Shares redeemed....................................   (394,260,503)   (282,642,349)    (159,826,842)   (60,861,388)
                                                      --------------  --------------   --------------   ------------
 Total Class IA transactions.........................  1,384,387,666   1,177,593,257      180,827,471    252,718,980
                                                      --------------  --------------   --------------   ------------
 Class IB:
  Shares sold........................................    209,141,659       1,237,252       21,767,932        285,485
  Shares issued in reinvestment of dividends and
   distributions.....................................     17,165,493          77,249        1,678,786          8,205
  Shares redeemed....................................       (643,153)             --       (1,917,712)            --
                                                      --------------  --------------   --------------   ------------
 Total Class IB transactions.........................    225,663,999       1,314,501       21,529,006        293,690
                                                      --------------  --------------   --------------   ------------
 Net increase in net assets derived from share
  transactions.......................................  1,610,051,665   1,178,907,758      202,356,477    253,012,670
                                                      --------------  --------------   --------------   ------------
INCREASE IN NET ASSETS...............................  2,934,140,154   1,746,956,579      228,055,511    311,191,091
NET ASSETS, BEGINNING OF PERIOD......................  6,626,633,579   4,879,677,000      997,331,484    686,140,393
                                                      --------------  --------------   --------------   ------------
NET ASSETS, END OF PERIOD*........................... $9,560,773,733  $6,626,633,579   $1,225,386,995   $997,331,484
                                                      ==============  ==============   ==============   ============

------------
 * Including accumulated undistributed (overdistributed) net investment income of $8,941,474 and $(194,316) for the Alliance Common Stock Portfolio; $451,087 and $(3,212,284) for the Alliance Global Portfolio; $(1,256,432) and $(614,431) for the Alliance International Portfolio; $(113,631) and $(58,479) for the Alliance Aggressive Stock Portfolio; $35,314 and $9,815 for the Alliance Conservative Investors Portfolio, as of December 31, 1997 and December 31, 1996, respectively, and $(461) for the Alliance Small Cap Growth Portfolio as of December 31, 1997.
**     Commencement of Operations.

See Notes to Financial Statements.


                                                                      ALLIANCE                ALLIANCE
            ALLIANCE                        ALLIANCE              SMALL CAP GROWTH     CONSERVATIVE INVESTORS
    INTERNATIONAL PORTFOLIO        AGGRESSIVE STOCK PORTFOLIO        PORTFOLIO               PORTFOLIO
 -----------------------------   -------------------------------  ----------------  ----------------------------
           YEAR ENDED                      YEAR ENDED             MAY 1, 1997** TO             YEAR ENDED
          DECEMBER 31,                    DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
      1997            1996            1997            1996              1997            1997             1996
 -------------    ------------   ---------------  --------------  ----------------  ------------    ------------
 $   1,609,964    $  1,072,074   $     4,499,773  $    8,075,002    $     16,358    $ 12,201,104    $ 12,360,795
     8,394,226       3,051,749       523,431,192     651,846,275       1,627,719      13,986,324       6,689,821

   (15,340,188)      4,245,403       (75,825,667)    (19,577,800)        743,694      10,167,050      (4,721,182)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
    (5,335,998)      8,369,226       452,105,298     640,343,477       2,387,771      36,354,478      14,329,434
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

    (5,505,067)     (1,072,074)       (6,323,032)     (8,075,028)        (16,325)    (11,954,796)    (12,360,795)
            --        (972,982)               --         (50,994)             --              --         (44,557)
    (9,560,102)     (2,651,391)     (381,316,889)   (651,842,635)     (2,163,100)     (9,269,071)     (6,689,821)
            --              --                --      (1,362,771)             --              --        (396,608)
            --              --                --              --              --              --              --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
   (15,065,169)     (4,696,447)     (387,639,921)   (661,331,428)     (2,179,425)    (21,223,867)    (19,491,781)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

       (69,625)             --            (8,975)             --            (904)        (74,433)             --
            --              --                --            (452)             --              --              --
      (161,535)             --        (6,038,166)         (3,630)     (1,071,973)       (163,419)             --
            --              --                --         (32,780)             --              --              --
            --              --                --              --              --              --              --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
      (231,160)             --        (6,047,141)        (36,862)     (1,072,877)       (237,852)             --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

   (15,296,329)     (4,696,447)     (393,687,062)   (661,368,290)     (3,252,302)    (21,461,719)    (19,491,781)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

   204,985,168     141,011,557     1,331,662,733   1,093,061,087     154,901,196      34,060,741      50,046,532

    15,065,169       4,696,447       387,639,921     661,331,428       2,179,425      21,223,868      19,491,781
  (161,266,462)    (26,157,811)   (1,058,223,800)   (568,654,477)    (62,293,798)    (44,876,250)    (34,074,560)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
    58,783,875     119,550,193       661,078,854   1,185,738,038      94,786,823      10,408,359      35,463,753
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

     3,841,704              --        72,451,903         604,481      46,064,536       5,707,042              --

       231,160              --         6,047,141          36,862       1,072,877         237,851              --
      (234,071)             --          (608,248)             --         (60,253)       (107,498)             --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
     3,838,793              --        77,890,796         641,343      47,077,160       5,837,395              --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

    62,622,668     119,550,193       738,969,650   1,186,379,381     141,863,983      16,245,754      35,463,753
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
    41,990,341     123,222,972       797,387,886   1,165,354,568     140,999,452      31,138,513      30,301,406
   151,906,835      28,683,863     3,865,869,417   2,700,514,849              --     282,402,401     252,100,995
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
 $ 193,897,176    $151,906,835   $ 4,663,257,303  $3,865,869,417    $140,999,452    $313,540,914    $282,402,401
 =============    ============   ===============  ==============    ============    ============    ============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ALLIANCE                        ALLIANCE
                                                            BALANCED PORTFOLIO          GROWTH INVESTORS PORTFOLIO
                                                      ------------------------------  ------------------------------
                                                                YEAR ENDED                      YEAR ENDED
                                                               DECEMBER 31,                    DECEMBER 31,
                                                           1997            1996            1997            1996
                                                      --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .............................. $   55,060,063  $   49,871,322  $   32,794,295  $   25,706,114
 Realized gain--net .................................    113,021,038     128,392,470     121,986,091     131,200,343
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net .......................     65,873,768      (3,420,061)     78,749,885     (20,549,143)
                                                      --------------  --------------  --------------  --------------
 Net increase in net assets from operations .........    233,954,869     174,843,731     233,530,271     136,357,314
                                                      --------------  --------------  --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE
 1):
 Class IA:
  Dividends from net investment income ..............    (54,844,131)    (49,871,322)    (37,426,355)    (25,705,569)
  Dividends in excess of net investment income  .....             --        (241,952)             --      (2,082,361)
  Distributions from realized gains .................    (84,244,038)   (128,392,470)    (84,649,354)   (131,199,726)
  Distributions in excess of realized gains  ........             --      (2,491,886)             --        (570,518)
                                                      --------------  --------------  --------------  --------------
 Total Class IA dividends and distributions  ........   (139,088,169)   (180,997,630)   (122,075,709)   (159,558,174)
                                                      --------------  --------------  --------------  --------------
 Class IB:
  Dividends from net investment income ..............             --              --        (527,651)           (545)
  Dividends in excess of net investment income  .....             --              --              --          (2,449)
  Distributions from realized gains .................             --              --      (1,840,006)           (617)
  Distributions in excess of realized gains  ........             --              --              --          (6,239)
                                                      --------------  --------------  --------------  --------------
 Total Class IB dividends and distributions  ........             --              --      (2,367,657)         (9,850)
                                                      --------------  --------------  --------------  --------------
 Decrease in net assets from dividends and
  distributions .....................................   (139,088,169)   (180,997,630)   (124,443,366)   (159,568,024)
                                                      --------------  --------------  --------------  --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold .......................................     64,626,322      64,030,181     177,931,189     297,495,728
  Shares issued in reinvestment of dividends and
   distributions ....................................    139,088,169     180,997,630     122,075,709     159,558,174
  Shares redeemed ...................................   (212,348,166)   (124,160,136)    (80,173,883)    (28,339,916)
                                                      --------------  --------------  --------------  --------------
 Total Class IA transactions ........................     (8,633,675)    120,867,675     219,833,015     428,713,986
                                                      --------------  --------------  --------------  --------------
 Class IB:
  Shares sold .......................................             --              --      34,376,432         468,087
  Shares issued in reinvestment of dividends and
   distributions ....................................             --              --       2,367,657           9,850
  Shares redeemed ...................................             --              --      (1,660,277)            (90)
                                                      --------------  --------------  --------------  --------------
 Total Class IB transactions ........................             --              --      35,083,812         477,847
                                                      --------------  --------------  --------------  --------------
 Net increase (decrease) in net assets derived from
  share transactions ................................     (8,633,675)    120,867,675     254,916,827     429,191,833
                                                      --------------  --------------  --------------  --------------
INCREASE IN NET ASSETS ..............................     86,233,025     114,713,776     364,003,732     405,981,123
NET ASSETS, BEGINNING OF PERIOD .....................  1,637,855,504   1,523,141,728   1,302,114,983     896,133,860
                                                      --------------  --------------  --------------  --------------
NET ASSETS, END OF PERIOD* .......................... $1,724,088,529  $1,637,855,504  $1,666,118,715  $1,302,114,983
                                                      ==============  ==============  ==============  ==============

------------

* Including accumulated undistributed (overdistributed) net investment income of $84,008 and $(190,700) for the Alliance Balanced Portfolio; $(1,463,848) and $(1,135,946) for the Alliance Growth Investors Portfolio, as of December 31, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

================================================================================================
                                                                                      EFFECTIVE
                                                          PRINCIPAL        VALUE        ANNUAL
                                                            AMOUNT       (NOTE 1)       YIELD*
------------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES
Bank of California:
 Due 01/21/98..........................................  $ 1,000,000    $   996,905      5.67%
 Due 01/26/98 .........................................    8,000,000      7,969,055      5.67
                                                                        -----------
  TOTAL BANKERS' ACCEPTANCES (1.6%) ...................                   8,965,960
                                                                        -----------
CERTIFICATES OF DEPOSIT
Barclays Bank
 Due 08/25/98..........................................   10,000,000     10,002,625      5.83
Credit Suisse First Boston
 Due 03/16/98 .........................................    6,000,000      5,999,519      6.08
Morgan Guaranty Trust Co.
 Due 03/19/98 .........................................   10,000,000     10,000,695      5.95
Swiss Bank Corp.
 Due 01/30/98..........................................   10,000,000      9,998,945      6.14
Westdeutsche Landesbank
 Due 07/31/98 .........................................    5,000,000      4,999,725      5.78
                                                                        -----------
  TOTAL CERTIFICATES OF DEPOSIT (7.1%) ................                  41,001,509
                                                                        -----------
COMMERCIAL PAPER
Abbey National North America Corp.
 Due 03/02/98..........................................   25,000,000     24,767,500      5.77
ASCC
 Due 01/15/98..........................................   11,000,000     10,975,831      5.90
Asset Backed Capital
 Due 02/09/98..........................................   12,500,000     12,424,709      5.57
Associates Corp. of North America
 Due 01/02/98..........................................   25,000,000     24,996,077      6.75
Clipper Receivables Corp.
 Due 01/02/98..........................................   25,000,000     24,996,043      6.85
CXC, Inc.
 Due 02/09/98..........................................   24,400,000     24,252,502      5.67
Dakota Funding, Inc.
 Due 01/13/98..........................................    2,000,000      1,996,233      6.06
Dresdner U.S. Finance, Inc.
 Due 02/25/98..........................................   20,000,000     19,829,500      5.79
Edison Asset Securitization
 Due 02/11/98..........................................   20,200,000     20,072,090      5.88
Falcon Asset Securitization
 Due 02/25/98..........................................    6,220,000      6,167,165      5.90
International Lease Finance Corp.
 Due 01/02/98..........................................   25,000,000     24,996,043      6.68
International Securitization
 Due 03/05/98..........................................    5,030,000      4,981,058      5.86
Koch Industries
 Due 01/02/98..........................................   25,000,000     24,996,078      6.75
Morgan Stanley Group, Inc.
 Due 03/23/98..........................................   24,200,000     23,896,169      5.82
National Citibank of Cleveland
 Due 02/16/98..........................................   25,000,000     24,833,375      5.29
National Rural Utilities Finance Corp.
 Due 04/15/98..........................................   20,000,000     19,676,834      5.83
Paccar Financial Corp.
 Due 01/02/98..........................................   12,000,000     11,998,117      6.75
Preferred Receivables Funding
 Due 02/17/98..........................................    5,050,000      5,013,211      5.89
SPARC EM Ltd.
 Due 02/04/98..........................................   25,000,000     24,868,723      5.78

                                       10

THE HUDSON RIVER TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

================================================================================================
                                                                                      EFFECTIVE
                                                          PRINCIPAL        VALUE        ANNUAL
                                                            AMOUNT       (NOTE 1)       YIELD*
------------------------------------------------------------------------------------------------
Suntrust Bank
 Due 03/09/98..........................................  $20,000,000   $ 19,793,044      5.79%
Texaco, Inc.
 Due 03/12/98..........................................   25,000,000     24,728,750      5.81
Three River Funding
 Due 01/20/98..........................................    5,313,000      5,297,410      6.17
                                                                       ------------
  TOTAL COMMERCIAL PAPER (67.2%) ......................                 385,556,462
                                                                       ------------
CORPORATE NOTE (2.6%)
Beta Finance, Inc.
 Due 01/30/98..........................................   15,000,000     15,012,369      4.60
                                                                       ------------
TIME DEPOSIT (2.7%)
Harris Trust & Savings Bank
 Due 01/02/98..........................................   15,300,000     15,300,425      6.50
                                                                       ------------
U.S. GOVERNMENT AGENCIES (0.9%)
Federal Home Loan Mortgage Corp.
 Due 02/12/98..........................................    5,400,000      5,367,492      5.64
                                                                       ------------
VARIABLE RATE SECURITIES
Bankers Trust
 Due 02/17/98(a) ......................................   20,000,000     20,002,558      5.94
CC (USA), Inc.
 Due 10/27/98(a) ......................................   20,000,000     20,002,392      6.04
Federal Farm Credit Bank
 Due 10/01/98(a) ......................................   20,000,000     20,000,252      5.63
Federal National Mortgage Association
 Due 06/18/98(a) ......................................   20,000,000     20,009,248      5.72
                                                                       ------------
  TOTAL VARIABLE RATE SECURITIES (14.0%) ..............                  80,014,450
                                                                       ------------
TOTAL INVESTMENTS IN SHORT-TERM DEBT SECURITIES
 (96.1%)
 (Amortized Cost $551,106,796) ........................                 551,218,667
OTHER ASSETS LESS LIABILITIES (3.9%) ..................                  22,416,783
                                                                       ------------
NET ASSETS (100.0%) ...................................                $573,635,450
                                                                       ============

------------
*      Based on market values at the close of business on December 31, 1997.
(a) Coupon will fluctuate based upon an interest rate index. Stated due date reflects final maturity of security.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

==============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
--------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
ASSET BACKED (4.6%)
The Money Store Home Equity
 Trust:
 Series 1997-C 6.355%, 10/15/03 .  $ 3,506,503    $  3,502,681
 Series 1997-I 6.42%, 04/15/06  .    1,997,075       1,997,695
                                                  ------------
                                                     5,500,376
                                                  ------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (6.7%)
Federal Home Loan Mortgage Corp.
 Multi-Class Series 1434
 7.0%, 08/15/21 .................    3,150,000       3,203,140
Federal National Mortgage
 Association Series 1997-M8
 6.94%, 01/25/22 ................    1,987,921       2,045,690
Residential Funding Mortgage
 Securities, Inc. Series
 1993-S11
 7.25%, 03/25/23 ................    2,780,248       2,787,198
                                                  ------------
                                                     8,036,028
                                                  ------------
MORTGAGE RELATED (3.2%)
Federal Home Loan Mortgage Corp.
 GOLD
 9.5%, 01/01/20 .................        4,879           5,285
Federal National Mortgage
 Association Series 1997-20
 6.1485%, 03/25/27(a) ...........    3,815,421       3,802,296
                                                  ------------
                                                     3,807,581
                                                  ------------
U.S. GOVERNMENT & AGENCIES (74.7%)
Federal Farm Credit Corp.
 6.29%, 08/24/04 ................    4,700,000       4,764,089
Federal Home Loan Bank:
 5.5%, 01/10/01 .................    4,500,000       4,453,045
 5.77%, 02/03/04 ................    6,430,000       6,352,551
Federal Home Loan Mortgage Corp.
 6.24%, 10/06/04 ................  $ 4,965,000    $  5,027,936
Tennessee Valley Authority
 6.5%, 08/20/01 .................    5,400,000       5,511,348
U.S Treasury:
 6.0% Note, 08/15/99 ............   12,000,000      12,060,000
 5.625% Note, 11/30/99 ..........    3,650,000       3,646,580
 6.0% Note, 08/15/00 ............   13,200,000      13,294,882
 5.75% Note, 11/15/00 ...........    2,500,000       2,504,687
 6.125% Note, 12/31/01 ..........    5,750,000       5,827,269
 6.25% Note, 06/30/02 ...........   11,000,000      11,223,443
 11.875% Bond, 11/15/03 .........    6,300,000       8,193,937
 6.625% Note, 05/15/07 ..........    6,550,000       6,934,812
                                                  ------------
                                                    89,794,579
                                                  ------------
TOTAL LONG-TERM DEBT SECURITIES (89.2%)
 (Amortized Cost $105,801,659) ..                  107,138,564
                                                  ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (6.5%)
Federal Home Loan Mortgage Corp.
 6.0%, 01/02/98 .................    7,800,000       7,798,700
                                                  ------------
TOTAL SHORT-TERM DEBT SECURITIES (6.5%)
 (Amortized Cost $7,798,700)  ...                    7,798,700
                                                  ------------
TOTAL INVESTMENTS (95.7%)
 (Amortized Cost $113,600,359) ..                  114,937,264
OTHER ASSETS LESS LIABILITIES (4.3%)                 5,228,632
                                                  ------------
NET ASSETS (100.0%) .............                 $120,165,896
                                                  ============

------------
(a) Adjustable rate mortgage; stated interest rate in effect at December 31, 1997.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===============================================================
                                     PRINCIPAL        VALUE
                                      AMOUNT         (NOTE 1)
---------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (2.8%)
CHEMICALS
Reliance Industries Ltd.
 10.375%, 06/24/16+ .............   $ 5,500,000    $  5,611,100
                                                   ------------
CONSUMER NONCYCLICALS
MEDIA & CABLE
Tele-Communication, Inc.
 9.80%, 02/01/12 ................     6,530,000       8,118,161
Time Warner Entertainment Co.
 8.375%, 03/15/23 ...............     5,700,000       6,504,726
Turner Broadcasting System, Inc.
 8.375%, 07/01/13 ...............     2,000,000       2,244,040
                                                   ------------
 TOTAL CONSUMER NONCYCLICALS (8.3%)                  16,866,927
                                                   ------------
CREDIT SENSITIVE
BANKS (2.6%)
St. George Funding Co.
 8.485%, 12/31/49+ (a) ..........     5,000,000       5,309,700
                                                   ------------
FINANCIAL SERVICES (0.2%)
Goldman Sachs Group
 7.2%, 11/01/06+ ................       300,000         317,121
                                                   ------------
FOREIGN GOVERNMENT (3.8%)
Government of Australia
 10.0%, 10/15/07 ................   AU$ 9,250,000     7,756,812
                                                   ------------
MORTGAGE RELATED (14.0%)
Federal Home Loan
 Mortgage Corp.
 7.0%, 09/01/11 .................   $ 6,917,372       7,023,298
Federal National Mortgage
 Association:
 6.5%, 05/01/11 .................    11,686,519      11,693,823
 6.5%, 08/01/11 .................     1,921,889       1,923,090
 7.0%, 05/01/26 .................     7,722,172       7,775,262
                                                   ------------
                                                     28,415,473
                                                   ------------
U.S. GOVERNMENT AGENCIES (14.7%)
Federal Home Loan Bank
 5.77%, 12/22/99 ................   $30,000,000    $ 29,970,960
                                                   ------------
U.S. GOVERNMENT (50.1%)
U.S. Treasury:
 6.0% Note, 08/15/00 ............    10,400,000      10,474,755
 6.5% Note, 05/31/02 ............    46,825,000      48,200,485
 6.5% Note, 08/15/05 ............    20,000,000      20,868,760
 6.875% Note, 05/15/06 ..........    10,125,000      10,836,919
 6.125% Bond, 11/15/27 ..........    11,050,000      11,353,875
                                                   ------------
                                                    101,734,794
                                                   ------------
 TOTAL CREDIT SENSITIVE (85.4%) .                   173,504,860
                                                   ------------
TOTAL LONG-TERM DEBT SECURITIES (96.5%)
 (Amortized Cost $194,076,702)..                    195,982,887
                                                   ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.5%)
Federal Home Loan
 Mortgage Corp.
 6.0%, 01/02/98 .................     3,100,000       3,099,483
                                                   ------------
TOTAL SHORT-TERM DEBT SECURITIES (1.5%)
 (Amortized Cost $3,099,483)  ...                     3,099,483
                                                   ------------
TOTAL INVESTMENTS (98.0%)
 (Amortized Cost $197,176,185) ..                   199,082,370
OTHER ASSETS
 LESS LIABILITIES (2.0%).........                     4,151,108
                                                   ------------
NET ASSETS (100.0%) .............                  $203,233,478
                                                   ============

------------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $11,237,921 or 5.5% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

=========================================================
                                    NUMBER        VALUE
                                   OF SHARES    (NOTE 1)
---------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS:
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING & BROADCASTING
Pegasus Communications Corp.
 (Class A) * ...................       3,384   $   68,949
                                               ----------
CAPITAL GOODS (0.0%)
BUILDING & CONSTRUCTION
Capital Pacific Holdings,
 Inc.--Warrants* ...............      11,850       17,775
                                               ----------
CONSUMER CYCLICALS
RETAIL--GENERAL (0.0%)
Eye Care Centers of America--
 Warrants*+ ....................       5,000       20,000
Florists Transworld Corp.
 (Class B)*+ ...................      18,750       18,750
                                               ----------
 TOTAL CONSUMER CYCLICALS (0.0%)                   38,750
                                               ----------
CONSUMER NONCYCLICALS
HOSPITAL SUPPLIES & SERVICES (0.0%)
Wright Medical
 Technology, Inc.--Warrants*  ..         618       61,645
                                               ----------
SOAPS & TOILETRIES (0.0%)
Renaissance Cosmetics--
 Warrants* .....................       2,000       19,500
                                               ----------
 TOTAL CONSUMER NONCYCLICALS (0.0%)                81,145
                                               ----------
TECHNOLOGY
ELECTRONICS (0.0%)
Interactive Systems Corp.--
 Warrants* .....................       1,500        3,750
                                               ----------
TELECOMMUNICATIONS (0.1%)
Nextel Communications, Inc.
 (Class A) * ...................      10,845      281,970
Optel, Inc. * ..................      10,000            0
Primus Telecommunications--
 Warrants* .....................   6,500,000            0
                                               ----------
                                                  281,970
                                               ----------
 TOTAL TECHNOLOGY (0.1%)  ......                  285,720
                                               ----------
TOTAL COMMON STOCKS AND
 OTHER INVESTMENTS (0.1%)
 (Cost $336,685) ...............                  492,339
                                               ----------

                                   PRINCIPAL
                                     AMOUNT
                                   ---------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (1.4%)
Trans Resources, Inc.
 11.875% Sr. Sub. Note
 Series B, 07/01/02 ............  $5,500,000    5,775,000
                                                ---------
CHEMICALS--SPECIALTY (0.5%)
Koppers Industries, Inc.
 9.875%, 12/01/07+..............   2,000,000    2,060,000
                                                ---------
METALS & MINING (9.8%)
AE1 Holding Co.
 10.0%, 11/15/07+ ..............   8,500,000    8,755,000
Acme Metals, Inc.
 10.875%, 12/15/07+ ............   5,000,000    4,900,000

=============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
-------------------------------------------------------------
Centaur Mining &
 Exploration Ltd.
 11.0%, 12/01/07+ ...............   $4,000,000    $ 4,020,000
Glencore Nickel Proprietary Ltd.
 9.0%, 12/01/14 + ...............    7,000,000      6,930,000
Great Lakes Carbon Corp.
 10.0%, 01/01/06 ................    2,500,000      2,675,000
Maxxam Group Holdings, Inc.
 12.0%, 08/01/03 ................    3,395,000      3,666,600
Park-Ohio Industries
 9.25%, 12/01/07+................    5,000,000      5,075,000
Westmin Resources Ltd.
 11.0%, 03/15/07 ................    5,000,000      5,475,000
                                                  -----------
                                                   41,496,600
                                                  -----------
PAPER (0.7%)
Bear Island Paper Co. LLC
 10.0%, 12/01/07+ ...............    3,000,000      3,037,500
                                                  -----------
 TOTAL BASIC MATERIALS (12.4%)  .                  52,369,100
                                                  -----------
BUSINESS SERVICES
PRINTING, PUBLISHING & BROADCASTING (10.0%)
American Banknote Corp.
 11.25%, 12/01/07 ...............    3,000,000      3,007,500
American Lawyer Media
 9.75%, 12/15/07+ ...............    2,000,000      2,030,000
Central European Media
 Enterprises Ltd.
 9.375%, 08/15/04 ...............    6,000,000      5,880,000
Dialog Corp. PLC
 11.0%, 11/15/07+ ...............    5,000,000      5,212,500
Fox Kids Worldwide, Inc.
 9.25%, 11/01/07+ ...............    7,000,000      6,790,000
Pen Tab Industries, Inc.
 10.875%, 02/01/07 ..............    3,500,000      3,368,750
Radio One, Inc.
 7.0%, 05/15/04(a) ..............    5,000,000      4,950,000
Supercanal Holdings SA
 14.5%, 12/15/07 ................    2,162,923      2,125,423
Telemundo Group, Inc.
 7.0%, 02/15/06(a) ..............    8,235,000      8,646,750
                                                  -----------
                                                   42,010,923
                                                  -----------
PROFESSIONAL SERVICES (1.6%)
Scotsman Group, Inc.
 8.625%, 12/15/07 ...............    4,000,000      4,000,000
T/SF Communications Corp.
 10.375%, 11/01/07 ..............    3,000,000      2,985,000
                                                  -----------
                                                    6,985,000
                                                  -----------
TRUCKING, SHIPPING (1.2%)
Navigator Gas Transport
 10.5%, 06/30/07+ ...............    4,850,000      5,116,750
                                                  -----------
 TOTAL BUSINESS SERVICES (12.8%)                   54,112,673
                                                  -----------
CAPITAL GOODS
AEROSPACE (1.0%)
Stellex Industries, Inc.
 9.5%, 11/01/07+ ................    4,000,000      4,040,000
                                                  -----------
BUILDING & CONSTRUCTION (5.3%)
Airxcel, Inc.
 11.0%, 11/15/07+ ...............    4,000,000      4,090,000
GS Superhighway Holdings
 10.25%, 08/15/07+...............   10,000,000      8,750,000

                                       14

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
-------------------------------------------------------------
MMI Products, Inc.
 11.25%, 04/15/07 ...............  $ 4,000,000    $ 4,360,000
Werner Holdings Co., Inc.
 10.0%, 11/15/07+................    5,000,000      5,137,500
                                                  -----------
                                                   22,337,500
                                                  -----------
MACHINERY (1.6%)
High Voltage Engineering
 10.5%, 08/15/04+................    6,500,000      6,776,250
                                                  -----------
 TOTAL CAPITAL GOODS (7.9%)  ....                  33,153,750
                                                  -----------
CONSUMER CYCLICALS
AUTO RELATED (3.1%)
Advanced Accessory Systems
 9.75%, 10/01/07+................    2,700,000      2,662,875
Safety Components
 International, Inc.
 10.125%, 07/15/07 ..............    3,500,000      3,605,000
United Auto Group, Inc.
 11.0%, 07/15/07+ ...............    7,000,000      6,895,000
                                                  -----------
                                                   13,162,875
                                                  -----------
HOUSEHOLD FURNITURE, APPLIANCES (1.0%)
Sealy Mattress Co.
 9.875%, 12/15/07+ ..............    4,100,000      4,197,375
                                                  -----------
LEISURE RELATED (5.8%)
Discovery Zone--Units
 13.5%, 08/01/02 (b)+ ...........    3,500,000      3,648,750
Hedstrom Corp.
 10.0%, 06/01/07+ ...............    6,000,000      6,052,500
Penn National Gaming, Inc.
 10.625%, 12/15/04+ .............    3,000,000      3,105,000
Riviera Holdings Corp.
 10.0%, 08/15/04+ ...............    3,000,000      2,977,500
Trump Atlantic City Associates
 11.25%, 05/01/06 ...............    4,500,000      4,443,750
Waterford Gaming LLC
 12.75%, 11/15/03................    4,000,000      4,400,000
                                                  -----------
                                                   24,627,500
                                                  -----------
RETAIL--GENERAL (0.6%)
Pantry, Inc.
 12.0%, 11/15/00 ................    2,150,000      2,316,625
                                                  -----------
 TOTAL CONSUMER CYCLICALS (10.5%)                  44,304,375
                                                  -----------
CONSUMER NONCYCLICALS
CONTAINERS (2.7%)
Anchor Glass
 11.25%, 04/01/05+ ..............    4,000,000      4,300,000
MVE, Inc.
 12.5%, 02/15/02 ................    2,000,000      1,970,000
Riverwood International Corp.
 10.625%, 08/01/07+ .............    5,000,000      5,062,500
                                                  -----------
                                                   11,332,500
                                                  -----------
DRUGS (1.1%)
Schein Pharmaceutical
 8.906%, 12/15/04+(c) ...........    5,000,000      4,887,500
                                                  -----------
FOODS (4.8%)
Cuddy International Corp.
 10.75%, 12/01/07+ ..............    4,000,000      4,025,000
Imperial Holly Corp.
 9.75%, 12/15/07+................    5,000,000      5,040,625
Richmont Marketing Special
 10.125%, 12/15/07+ .............  $ 3,000,000    $ 3,045,000
Specialty Foods Corp.
 11.125%, 10/01/02 ..............    8,000,000      8,080,000
                                                  -----------
                                                   20,190,625
                                                  -----------
RETAIL--FOODS (0.5%)
Digiorgio Corp.
 10.0%, 06/15/07 ................    2,000,000      1,970,000
                                                  -----------
 TOTAL CONSUMER NONCYCLICALS (9.1%)                38,380,625
                                                  -----------
CREDIT SENSITIVE
FINANCIAL SERVICES (2.9%)
Metris Companies, Inc.
 10.0%, 11/01/04+ ...............   10,000,000     10,225,000
Wilshire Financial
 Services Group
 13.0%, 08/15/04.................    2,000,000      2,035,000
                                                  -----------
 TOTAL CREDIT SENSITIVE (2.9%)                     12,260,000
                                                  -----------
ENERGY
OIL--DOMESTIC (4.7%)
Transamerican Energy
 11.5%, 06/15/02+ ...............   13,000,000     13,065,000
TransTexas Gas Corp.
 13.75%, 12/31/01 ...............    5,829,000      6,513,908
                                                  -----------
                                                   19,578,908
                                                  -----------
OIL--INTERNATIONAL (1.9%)
Hurricane Hydrocarbons
 11.75%, 11/01/04+ ..............    8,000,000      8,040,000
                                                  -----------
OIL--SUPPLIES & CONSTRUCTION (1.5%)
Celestica International, Inc.
 10.5%, 12/31/06 ................    2,500,000      2,646,875
Deeptech International, Inc.
 12.0%, 12/15/00 ................    3,500,000      3,696,875
                                                  -----------
                                                    6,343,750
                                                  -----------
 TOTAL ENERGY (8.1%) ............                  33,962,658
                                                  -----------
TECHNOLOGY
ELECTRONICS (4.8%)
Details, Inc.
 10.0%, 11/15/05+................    4,000,000      4,110,000
Interactive Systems, Inc.
 Zero Coupon, 08/01/03(d) .......    1,500,000        525,000
International Logistics Ltd.
 9.75%, 10/15/07+ ...............    6,000,000      5,940,000
Sullivan Graphics, Inc.
 12.75%, 08/01/05 ...............    5,000,000      5,050,000
Unisys Corp.
 11.75%, 10/15/04 ...............    4,000,000      4,580,000
                                                  -----------
                                                   20,205,000
                                                  -----------
TELECOMMUNICATIONS (20.7%)
American Telecasting, Inc.
 Zero Coupon, 08/15/05(d) .......    5,000,000      1,500,000
EchoStar Communications Corp.
 12.5%, 07/01/02+ ...............    7,000,000      7,577,500
GST Telecommunications, Inc.
 12.75%, 11/15/07 ...............    5,000,000      5,225,000
Ionica Group PLC
 Zero Coupon, 05/01/07(d) .......   13,000,000      5,200,000

                                       15

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

=============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
-------------------------------------------------------------
Iridium LLC/Capital Corp.
 14.0%, 07/15/05 ................  $12,000,000   $ 13,110,000
Knology Holdings, Inc.
 Zero Coupon, 10/15/07(d) .......   15,000,000      8,062,500
Microcell
 Telecommunications, Inc.
 Zero Coupon, 06/01/06(d) .......   10,000,000      6,750,000
Netia Holdings B.V.:
 Zero Coupon, 11/01/07+(d)  .....    3,000,000      1,710,000
 10.25%, 11/01/07+ ..............    5,000,000      4,800,000
Optel, Inc.
 13.0%, 02/15/05 ................   10,000,000     10,600,000
Orion Network Systems, Inc.
 11.25%, 01/15/07 ...............    4,000,000      4,500,000
Primus Telecommunications
 11.75%, 08/01/04 ...............    6,500,000      6,922,500
Winstar Equipment Corp.
 12.5%, 03/15/04 ................   10,000,000     11,150,000
                                                 ------------
                                                   87,107,500
                                                 ------------
 TOTAL TECHNOLOGY (25.5%)  ......                 107,312,500
                                                 ------------
DIVERSIFIED
MISCELLANEOUS (0.7%)
Elgin National Industries
 11.0%, 11/01/07+ ...............  $ 3,000,000   $  3,101,250
                                                 ------------
TOTAL LONG-TERM DEBT SECURITIES (89.9%)
 (Amortized Cost $371,488,588)                    378,956,931
                                                 ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan
 Mortgage Corp.
  6.0%, 01/02/98 ................   30,000,000     29,995,000
                                                 ------------
TOTAL SHORT-TERM DEBT SECURITIES (7.1%)
 (Amortized Cost $29,995,000) ...                  29,995,000
                                                 ------------
TOTAL INVESTMENTS (97.1%)
 (Cost/Amortized Cost
 $401,820,273)...................                 409,444,270
OTHER ASSETS
 LESS LIABILITIES (2.9%).........                  12,366,608
                                                 ------------
NET ASSETS (100.0%) .............                $421,810,878
                                                 ============

------------
*      Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $197,227,625 or 46.8% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
(b) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(c) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1997.
(d) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===========================================================
                                     NUMBER        VALUE
                                   OF SHARES     (NOTE 1)
-----------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (1.6%)
Dupont (E.I.) de Nemours & Co. ..   158,000     $ 9,489,875
                                                -----------
CHEMICALS--SPECIALTY (0.6%)
Praxair, Inc. ...................    77,000       3,465,000
                                                -----------
 TOTAL BASIC MATERIALS (2.2%)  ..                12,954,875
                                                -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (2.6%)
USA Waste Services, Inc.*  ......   113,295       4,446,829
Waste Management, Inc. ..........   390,000      10,725,000
                                                -----------
                                                 15,171,829
                                                -----------
PRINTING, PUBLISHING &
 BROADCASTING (3.3%)
Belo (A.H.) Corp. (Series A)  ...    96,000       5,388,000
Gannett Co. .....................    82,000       5,068,625
New York Times Co. (Class A)  ...    41,000       2,711,125
Reuters Holdings PLC (ADR)  .....    93,000       6,161,250
                                                -----------
                                                 19,329,000
                                                -----------
 TOTAL BUSINESS SERVICES (5.9%)                  34,500,829
                                                -----------
CAPITAL GOODS
AEROSPACE (0.6%)
General Dynamics Corp. ..........    42,000       3,630,375
                                                -----------
ELECTRICAL EQUIPMENT (1.5%)
General Electric Co. ............   121,000       8,878,375
                                                -----------
MACHINERY (2.7%)
Allied Signal, Inc. .............    72,000       2,803,500
Cooper Industries, Inc. .........    85,000       4,165,000
Fluor Corp. .....................    87,000       3,251,625
United Technologies Corp.  ......    77,100       5,613,844
                                                -----------
                                                 15,833,969
                                                -----------
 TOTAL CAPITAL GOODS (4.8%)  ....                28,342,719
                                                -----------
CONSUMER CYCLICALS
AIRLINES (1.7%)
Delta Air Lines, Inc. ...........    39,200       4,664,800
Northwest Airlines Corp.
 (Class A)* .....................   111,000       5,314,125
                                                -----------
                                                  9,978,925
                                                -----------
APPAREL, TEXTILE (0.5%)
Reebok International, Inc.*  ....   100,400       2,892,775
                                                -----------
AUTOS & TRUCKS (1.3%)
Harley-Davidson, Inc. ...........   285,000       7,801,875
                                                -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.7%)
Sunbeam Corp. ...................    91,500       3,854,438
                                                -----------
RETAIL--GENERAL (3.8%)
Dayton Hudson Corp. .............    92,000       6,210,000
Federated Department Stores,
 Inc. * .........................    94,600       4,073,712
Home Depot, Inc. ................   124,800       7,347,600
Sears, Roebuck & Co. ............   103,800       4,696,950
                                                -----------
                                                 22,328,262
                                                -----------
 TOTAL CONSUMER CYCLICALS (8.0%)                 46,856,275
                                                -----------
CONSUMER NONCYCLICALS
CONTAINERS (0.5%)
Sealed Air Corp.* ...............    44,000     $ 2,717,000
                                                -----------
DRUGS (6.3%)
American Home Products Corp.  ...    67,000       5,125,507
Centocor, Inc.* .................   253,900       8,442,175
Genzyme Corp. (General
 Division)* .....................    70,000       1,942,500
Merck & Co., Inc. ...............    92,000       9,775,000
Schering Plough Corp. ...........   189,000      11,741,625
                                                -----------
                                                 37,026,807
                                                -----------
FOODS (3.4%)
Campbell Soup Co. ...............   215,000      12,496,875
Heinz (H.J.) Co. ................    93,000       4,725,562
Tyson Foods, Inc. ...............   135,200       2,771,600
                                                -----------
                                                 19,994,037
                                                -----------
HOSPITAL SUPPLIES & SERVICES (1.9%)
Baxter International, Inc.  .....    61,900       3,122,081
Becton, Dickinson & Co. .........    46,000       2,300,000
PacifiCare Health Systems, Inc.
 (Class B) * ....................   115,000       6,023,125
                                                -----------
                                                 11,445,206
                                                -----------
SOAPS & TOILETRIES (1.7%)
Gillette Co. ....................   100,000      10,043,750
                                                -----------
TOBACCO (4.5%)
Philip Morris Cos., Inc. ........   238,500      10,807,031
RJR Nabisco Holdings Corp.  .....   410,000      15,375,000
                                                -----------
                                                 26,182,031
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (18.3%)            107,408,831
                                                -----------
CREDIT SENSITIVE
BANKS (6.8%)
Chase Manhattan Corp. ...........   151,000      16,534,500
Citicorp ........................    97,800      12,365,587
First Chicago NBD Corp. .........    12,825       1,070,887
First Union Corp. ...............   197,000      10,096,250
                                                -----------
                                                 40,067,224
                                                -----------
FINANCIAL SERVICES (4.5%)
Household International, Inc.  ..    57,000       7,271,062
MBNA Corp. ......................   124,500       3,400,406
Morgan Stanley, Dean Witter,
 Discover & Co. .................   185,000      10,938,125
PMI Group, Inc. .................    66,600       4,816,013
                                                -----------
                                                 26,425,606
                                                -----------
INSURANCE (5.4%)
American International Group,
 Inc. ...........................    85,000       9,243,750
General Re Corp. ................    26,400       5,596,800
Hartford Financial Services
 Group, Inc. ....................    56,500       5,286,281
Hartford Life, Inc. (Class A)  ..    60,000       2,718,750
PennCorp Financial Group, Inc.  .    93,000       3,318,938
Travelers Group, Inc. ...........    46,500       2,505,188
Travelers Property Casualty
 Corp. (Class A).................    63,000       2,772,000
                                                -----------
                                                 31,441,707
                                                -----------

                                       17

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===========================================================
                                     NUMBER        VALUE
                                   OF SHARES     (NOTE 1)
-----------------------------------------------------------
REAL ESTATE (0.0%)
Security Capital Group--
 Warrants* ......................     2,513    $     13,193
                                               ------------
UTILITY--ELECTRIC (2.1%)
AES Corp.* ......................    18,200         848,575
CMS Energy Corp. ................    53,000       2,335,312
FPL Group, Inc. .................    86,000       5,090,125
NIPSCO Industries, Inc. .........    56,000       2,768,500
Pinnacle West Capital Corp.  ....    36,000       1,525,500
                                               ------------
                                                 12,568,012
                                               ------------
UTILITY--TELEPHONE (1.8%)
AT&T Corp. ......................    85,300       5,224,625
Teleport Communications Group,
 Inc. (Class A)* ................    99,700       5,471,038
                                               ------------
                                                 10,695,663
                                               ------------
 TOTAL CREDIT SENSITIVE (20.6%)                 121,211,405
                                               ------------
ENERGY
OIL--DOMESTIC (4.7%)
Apache Corp. ....................   210,000       7,363,125
Enron Oil & Gas Co. .............   130,000       2,754,375
Murphy Oil Corp. ................    91,000       4,931,063
USX-Marathon Group ..............   325,000      10,968,750
Union Pacific Resources Group,
 Inc. ...........................    68,800       1,668,400
                                               ------------
                                                 27,685,713
                                               ------------
OIL--INTERNATIONAL (4.0%)
Gulf Canada Resources Ltd.*  ....   345,000       2,415,000
Mobil Corp. .....................    88,600       6,395,813
Texaco, Inc. ....................   270,400      14,703,000
                                               ------------
                                                 23,513,813
                                               ------------
OIL--SUPPLIES & CONSTRUCTION (1.2%)
Dresser Industries, Inc. ........   125,000       5,242,187
Transocean Offshore, Inc.  ......    41,800       2,014,238
                                               ------------
                                                  7,256,425
                                               ------------
RAILROADS (0.2%)
Canadian Pacific Ltd. ...........    39,000       1,062,750
                                               ------------
 TOTAL ENERGY (10.1%) ...........                59,518,701
                                               ------------
TECHNOLOGY
ELECTRONICS (3.8%)
Altera Corp.* ...................    34,800       1,152,750
Atmel Corp.* ....................   319,000       5,921,437
Cisco Systems, Inc.* ............   144,750       8,069,812
Solectron Corp.* ................    49,200       2,044,875
Xilinx, Inc.* ...................   145,000       5,084,063
                                               ------------
                                                 22,272,937
                                               ------------
OFFICE EQUIPMENT (1.1%)
Compaq Computer Corp. ...........    42,250       2,384,484
Hewlett-Packard Co. .............    71,000       4,437,500
                                               ------------
                                                  6,821,984
                                               ------------
OFFICE EQUIPMENT SERVICES (3.4%)
Electronic Data Systems Corp.  ..   139,200       6,116,100
First Data Corp. ................   467,000      13,659,750
                                               ------------
                                                 19,775,850
                                               ------------
TELECOMMUNICATIONS (3.1%)
Intermedia Communications,
 Inc.* ..........................       370          22,478
MCI Communications Corp. ........   330,000      14,128,125
Scientific Atlanta, Inc. ........    80,000    $  1,340,000
WorldCom, Inc.* .................    89,900       2,719,475
                                               ------------
                                                 18,210,078
                                               ------------
 TOTAL TECHNOLOGY (11.4%)........                67,080,849
                                               ------------
DIVERSIFIED
MISCELLANEOUS (2.9%)
Tyco International Ltd. .........   195,200       8,796,200
U.S. Industries, Inc. ...........    87,000       2,620,875
Viad Corp. ......................   130,000       2,510,625
Whitman Corp. ...................   109,000       2,840,813
                                               ------------
 TOTAL DIVERSIFIED (2.9%)........                16,768,513
                                               ------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (84.2%)
 (Cost $428,916,307) ............               494,642,997
                                               ------------
PREFERRED STOCKS:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.2%)
Republic Industries, Inc.
 6.5% Exch. Conv. ...............    51,500       1,210,250
                                               ------------
TRUCKING, SHIPPING (0.2%)
CNF Trust I
 5.0% Conv. Series A ............    20,500       1,168,500
                                               ------------
 TOTAL BUSINESS SERVICES (0.4%)                   2,378,750
                                               ------------
CAPITAL GOODS (0.4%)
AEROSPACE
Loral Space & Communications
 6.0% Conv. .....................    39,200       2,410,800
                                               ------------
CONSUMER CYCLICALS (0.3%)
AIRLINES
Continental Airlines Finance
 Trust 8.5% Conv. ...............    19,600       2,016,350
                                               ------------
CREDIT SENSITIVE (0.3%)
UTILITY--ELECTRIC
AES Trust I
 5.375% Conv. Series A ..........    25,200       1,808,100
                                               ------------
ENERGY (0.2%)
OIL--DOMESTIC
Devon Financing Trust
 $3.25 Conv. ....................    12,500         915,625
                                               ------------
TECHNOLOGY
TELECOMMUNICATIONS (1.8%)
Intermedia Communications, Inc.:
 7.0% Conv.+.....................    29,400       1,205,400
 7.0% Conv. Series D ............    26,400       1,082,400
Mobile Telecommunications
 $2.25 Conv. ....................    30,850       1,033,475
Nextel Strypes Trust
 7.25% Conv. ....................    55,700       1,322,875
QualComm Financial Trust:
 5.75% Conv. ....................    18,300         856,669
 5.75% Conv.+ ...................    28,800       1,348,200
WorldCom, Inc.
 8.0% Conv. .....................    33,200       3,481,850
                                              -------------
 TOTAL TECHNOLOGY (1.8%) ........                10,330,869
                                              -------------
TOTAL PREFERRED STOCKS (3.4%)
 (Cost $18,227,795) .............                19,860,494
                                              -------------

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===========================================================
                                   PRINCIPAL       VALUE
                                    AMOUNT       (NOTE 1)
-----------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PROFESSIONAL SERVICES (0.4%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02...........  $  835,000    $1,736,800
Personnel Group of America:
 5.75% Conv., 07/01/04 .........     120,000       136,200
 5.75% Conv., 07/01/04+ ........     375,000       425,625
                                                ----------
 TOTAL BUSINESS SERVICES (0.4%)                  2,298,625
                                                ----------
CAPITAL GOODS
AEROSPACE (0.2%)
Orbital Sciences Corp.
 5.0% Conv., 10/01/02+..........     660,000       843,150
                                                ----------
BUILDING & CONSTRUCTION (0.1%)
Halter Marine Group, Inc.
 4.5% Conv., 09/15/04+..........     710,000       797,862
                                                ----------
MACHINERY (0.3%)
DII Group, Inc.
 6.0% Conv., 10/15/02+..........   1,100,000     1,681,625
                                                ----------
 TOTAL CAPITAL GOODS (0.6%)  ...                 3,322,637
                                                ----------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.5%)
Cendant Corp.
 4.75% Conv., 03/01/03..........   2,265,000     3,046,425
                                                ----------
RETAIL--GENERAL (0.3%)
U.S. Office Products Co.
 5.5% Conv., 02/01/01 ..........   1,530,000     1,818,787
                                                ----------
 TOTAL CONSUMER CYCLICALS (0.8%)                 4,865,212
                                                ----------
CONSUMER NONCYCLICALS
DRUGS (0.7%)
MedImmune, Inc.:
 7.0% Conv. Sub. Note,
 07/01/03+......................     380,000       864,025
 7.0% Conv., 07/01/03...........     920,000     2,091,850
Quintiles Transnational Corp.:
 4.25% Conv., 05/31/00+ ........     580,000       651,775
 4.25% Conv., 05/31/00 .........     475,000       533,781
                                                ----------
                                                 4,141,431
                                                ----------
HOSPITAL SUPPLIES & SERVICES (0.5%)
FPA Medical Management, Inc.:
 6.5% Conv., 12/15/01 ..........   1,060,000     1,081,200
 6.5% Conv., 12/15/01+ .........     465,000       474,300
RES-Care, Inc.
 6.0% Conv., 12/01/04+ .........   1,150,000     1,311,000
                                                ----------
                                                 2,866,500
                                                ----------
 TOTAL CONSUMER NONCYCLICALS (1.2%)              7,007,931
                                                ----------
CREDIT SENSITIVE
FINANCIAL SERVICES (0.3%)
RAC Financial Group, Inc.:
 7.25% Conv. Sub. Note,
 08/15/03+ .....................     365,000       879,650
 7.25% Conv., 08/15/03 .........     480,000     1,156,800
                                                ----------
                                                 2,036,450
                                                ----------
INSURANCE (0.3%)
Penn Treaty American Corp.:
 6.25% Conv., 12/01/03 .........  $  535,000    $  689,481
 6.25% Conv., 12/01/03+ ........     660,000       850,575
                                                ----------
                                                 1,540,056
                                                ----------
 TOTAL CREDIT SENSITIVE (0.6%)                   3,576,506
                                                ----------
ENERGY
COAL & GAS PIPELINES (0.3%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ..........   1,110,000     2,009,100
                                                ----------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Diamond Offshore Drilling, Inc.
 3.75% Conv. Sub. Note,
 02/15/07.......................   1,120,000     1,482,600
Parker Drilling Co.
 5.5% Conv. Sub. Note,
 08/01/04 ......................   1,035,000     1,076,400
Seacor Holdings, Inc.:
 5.375% Conv., 11/15/06+ .......     485,000       549,263
 5.375% Conv., 11/15/06 ........     345,000       390,713
                                                ----------
                                                 3,498,976
                                                ----------
 TOTAL ENERGY (0.9%) ...........                 5,508,076
                                                ----------
TECHNOLOGY
ELECTRONICS (4.0%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+......................   1,680,000     2,305,800
Baan Co.:
 4.5% Conv. Sub. Note,
 12/15/01+......................     845,000     1,294,962
 4.5% Conv. Sub. Note,
 12/15/01 ......................     335,000       513,387
Cymer, Inc.
 3.5% Conv., 08/06/04+(a)  .....   1,475,000     1,115,469
Integrated Process Equipment
 6.25% Conv., 09/15/04+ ........   2,195,000     1,819,106
Level One Communications
 4.0% Conv., 09/01/04+ .........   1,630,000     1,532,200
Photronics, Inc.
 6.0% Conv., 06/01/04 ..........   2,055,000     2,355,544
Quantum Corp.
 5.0% Conv., 03/01/03+ .........     385,000       698,775
Sanmina Corp.
 5.5% Conv., 08/15/02+ .........   1,410,000     3,417,488
SCI Systems, Inc.
 5.0% Conv., 05/01/06 ..........   1,795,000     3,343,188
Solectron Corp.
 6.0% Conv., 03/01/06+ .........   1,185,000     1,624,931
Wind River Systems, Inc.
 5.0% Conv., 08/01/02+ .........   1,420,000     1,519,400
Xilinx, Inc.
 5.25% Conv., 11/01/02+ ........   1,925,000     1,862,438
                                                ----------
                                                23,402,688
                                                ----------

                                       19

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                   PRINCIPAL       VALUE
                                    AMOUNT       (NOTE 1)
-----------------------------------------------------------
TELECOMMUNICATIONS (0.3%)
Comverse Technology, Inc.:
 5.75% Conv., 10/01/06 .........  $   665,000  $    716,537
 5.75% Conv. Sub. Note,
 10/01/06+......................    1,200,000     1,293,000
                                               ------------
                                                  2,009,537
                                               ------------
 TOTAL TECHNOLOGY (4.3%)  ......                 25,412,225
                                               ------------
TOTAL LONG-TERM DEBT SECURITIES (8.8%)
 (Amortized Cost $46,485,364) ..                 51,991,212
                                               ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.0%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98.............   17,600,000    17,597,067
                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES (3.0%)
 (Amortized Cost $17,597,067)                    17,597,067
                                               ------------
TOTAL INVESTMENTS (99.4%)
 (Cost/Amortized Cost
 $511,226,533) .................                584,091,770
OTHER ASSETS
 LESS LIABILITIES (0.6%)  ......                  3,664,123
                                               ------------
NET ASSETS (100.0%) ............               $587,755,893
                                               ============

------------
*      Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $30,366,019 or 5.2% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
       Glossary:
       ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (2.2%)
Air Products & Chemicals, Inc.  ...    13,300     $ 1,093,925
Avery Dennison Corp. ..............    12,200         545,950
Dow Chemical Co. ..................    28,300       2,872,450
Dupont (E.I.) de Nemours & Co. ....   140,600       8,444,787
Eastman Chemical Co. ..............     8,800         524,150
Ecolab, Inc. ......................     8,900         493,394
FMC Corp.* ........................     7,100         477,919
Goodrich (B.F.) Co. ...............    10,500         435,094
Grace (W.R.) & Co. ................     8,800         707,850
Hercules, Inc. ....................    12,000         600,750
Millipore Corp. ...................    11,900         403,856
Monsanto Co. ......................    73,300       3,078,600
Rohm & Haas Co. ...................     7,700         737,275
Union Carbide Corp. ...............    15,000         644,063
                                                  -----------
                                                   21,060,063
                                                  -----------
CHEMICALS--SPECIALTY (0.5%)
Great Lakes Chemical Corp. ........    10,100         453,237
Morton International, Inc. ........    15,700         539,688
Praxair, Inc. .....................    19,600         882,000
Raychem Corp. .....................    10,200         439,238
Sigma-Aldrich Corp. ...............    11,900         473,025
Southern Co. ......................    85,000       2,199,375
                                                  -----------
                                                    4,986,563
                                                  -----------
METALS & MINING (0.7%)
Alcan Aluminium Ltd. ..............    13,400         370,175
Alcan Aluminium Ltd. (Canada) .....    14,800         407,933
Aluminum Co. of America ...........    21,600       1,520,100
Barrick Gold Corp. ................    52,900         985,263
Engelhard Corp. ...................    25,650         445,669
Freeport-McMoRan Copper & Gold,
 Inc. (Class B) ...................    30,000         472,500
Inco Ltd. .........................    26,000         442,000
Newmont Mining Corp. ..............    19,407         570,081
Phelps Dodge Corp. ................     7,500         466,875
Placer Dome, Inc. .................    47,800         606,463
Reynolds Metals Co. ...............     8,500         510,000
                                                  -----------
                                                    6,797,059
                                                  -----------
PAPER (1.0%)
Champion International Corp.  .....    11,400         516,562
Fort James Corp. ..................    22,500         860,625
Georgia Pacific Group .............    11,100         674,325
International Paper Co. ...........    36,025       1,553,578
Kimberly Clark Corp. ..............    67,244       3,315,970
Mead Corp. ........................    16,200         453,600
Stone Container Corp.* ............    30,200         315,213
Temple Inland, Inc. ...............     7,700         402,806
Union Camp Corp. ..................     8,400         450,975
Westvaco Corp. ....................    14,800         465,275
Willamette Industries, Inc.  ......    13,400         431,313
                                                  -----------
                                                    9,440,242
                                                  -----------
STEEL (0.2%)
Allegheny Teledyne, Inc. ..........    20,200         522,675
Nucor Corp. .......................     9,800         473,463
Worthington Industries, Inc.  .....    21,500         354,750
                                                  -----------
                                                    1,350,888
                                                  -----------
 TOTAL BASIC MATERIALS (4.6%)  ....                43,634,815
                                                  -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.4%)
Browning-Ferris Industries, Inc.  .    24,300     $   899,100
Johnson Controls, Inc. ............     9,600         458,400
Thermo Electron Corp.* ............    17,600         783,200
Waste Management, Inc. ............    55,600       1,529,000
                                                  -----------
                                                    3,669,700
                                                  -----------
PRINTING, PUBLISHING &
 BROADCASTING (2.2%)
CBS Corp. .........................     2,100          61,819
Clear Channel Communications,
 Inc.* ............................    12,000         953,250
Comcast Corp. (Class A) SPL  ......    41,800       1,319,313
Deluxe Corp. ......................    13,200         455,400
Donnelley (R.R.) & Sons Co.  ......    18,000         670,500
Dow Jones & Co., Inc. .............    11,800         633,512
Dun & Bradstreet Corp. ............    20,200         624,937
Gannett Co. .......................    34,800       2,151,075
King World Productions, Inc.  .....     7,900         456,225
Knight-Ridder, Inc. ...............    10,700         556,400
McGraw-Hill Companies, Inc.  ......    12,100         895,400
New York Times Co. (Class A)  .....    11,300         747,213
Tele-Communications, Inc. (Series
 A)* ..............................    62,128       1,735,701
Time Warner, Inc. .................    68,700       4,259,400
Times Mirror Co. (Class A) ........    11,300         694,950
Tribune Co. .......................    14,700         915,075
U.S. West Media Group* ............    74,500       2,151,188
Viacom, Inc. (Class A)* ...........     1,000          40,875
Viacom, Inc. (Class B)* ...........    42,300       1,752,806
                                                  -----------
                                                   21,075,039
                                                  -----------
PROFESSIONAL SERVICES (0.5%)
Block (H&R), Inc. .................    12,800         573,600
Cognizant Corp. ...................    19,500         868,969
Interpublic Group Cos., Inc.  .....    14,800         737,225
Omnicom Group .....................    19,600         830,550
Safety-Kleen Corp. ................    15,600         428,025
Service Corp. International  ......    29,600       1,093,374
                                                  -----------
                                                    4,531,743
                                                  -----------
TRUCKING, SHIPPING (0.2%)
Federal Express Corp.* ............    13,500         824,344
Laidlaw, Inc. .....................    35,200         479,600
Ryder System, Inc. ................    12,900         422,475
                                                  -----------
                                                    1,726,419
                                                  -----------
 TOTAL BUSINESS SERVICES (3.3%) ...                31,002,901
                                                  -----------
CAPITAL GOODS
AEROSPACE (1.5%)
Boeing Co. ........................   122,274       5,983,784
General Dynamics Corp. ............     7,400         639,637
Lockheed Martin Corp. .............    23,704       2,334,844
Northrop Grumman Corp. ............     7,800         897,000
Raytheon Co. (Class A) ............        32           1,578
Raytheon Co. (Class B) ............    41,700       2,105,850
Rockwell International Corp.  .....    24,800       1,295,800
TRW, Inc. .........................    14,400         768,600
                                                  -----------
                                                   14,027,093
                                                  -----------

                                       21

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.6%)
Armstrong World Industries, Inc. ..     6,100     $   455,975
Crane Co. .........................    10,600         459,775
Louisiana Pacific Corp. ...........    22,800         433,200
Masco Corp. .......................    19,400         986,975
Owens Corning .....................    11,300         385,613
PPG Industries, Inc. ..............    21,700       1,239,613
Sherwin Williams Co. ..............    18,600         516,150
Weyerhaeuser Co. ..................    23,700       1,162,781
                                                  -----------
                                                    5,640,082
                                                  -----------
ELECTRICAL EQUIPMENT (3.8%)
Emerson Electric Co. ..............    54,700       3,087,131
General Electric Co. ..............   401,200      29,438,050
Grainger (W.W.), Inc. .............     6,100         592,844
Thomas & Betts Corp. ..............     9,600         453,600
Westinghouse Electric Corp.  ......    84,900       2,499,244
                                                  -----------
                                                   36,070,869
                                                  -----------
MACHINERY (1.7%)
Allied Signal, Inc. ...............    69,800       2,717,837
Case Corp. ........................     9,200         556,025
Caterpillar, Inc. .................    46,400       2,253,300
Cooper Industries, Inc. ...........    14,700         720,300
Cummins Engine Company, Inc.  .....     7,000         413,438
Deere & Co. .......................    31,100       1,813,519
Dover Corp. .......................    26,800         968,150
Fluor Corp. .......................    10,900         407,387
Harnischfeger Industries, Inc.  ...    13,000         459,062
Illinois Tool Works, Inc. .........    30,700       1,845,837
Ingersoll Rand Co. ................    19,950         807,975
Pall Corp. ........................    20,500         424,094
Parker-Hannifin Corp. .............    13,150         603,256
United Technologies Corp. .........    28,700       2,089,719
                                                  -----------
                                                   16,079,899
                                                  -----------
 TOTAL CAPITAL GOODS (7.6%)  ......                71,817,943
                                                  -----------
CONSUMER CYCLICALS
AIRLINES (0.4%)
AMR Corp.* ........................    11,300       1,452,050
Delta Air Lines, Inc. .............     8,600       1,023,400
Southwest Airlines Co. ............    25,050         616,856
US Airways Group, Inc.* ...........    11,000         687,500
                                                  -----------
                                                    3,779,806
                                                  -----------
APPAREL, TEXTILE (0.4%)
Fruit of the Loom, Inc. (Class A)*     18,900         484,312
Liz Claiborne, Inc. ...............    10,000         418,125
National Service Industries, Inc.       9,000         446,063
Nike, Inc. (Class B) ..............    37,800       1,483,650
VF Corp. ..........................    16,500         757,969
                                                  -----------
                                                    3,590,119
                                                  -----------
AUTO RELATED (0.5%)
Cooper Tire & Rubber Co. ..........    16,600         404,625
Dana Corp. ........................    12,400         589,000
Eaton Corp. .......................     8,600         767,550
Echlin, Inc. ......................    14,100         510,244
Genuine Parts Co. .................    19,700         668,569
Goodyear Tire & Rubber Co. ........    16,700       1,062,537
Snap-On, Inc. .....................    10,150         442,794
                                                  -----------
                                                    4,445,319
                                                  -----------
AUTOS & TRUCKS (1.7%)
AutoZone, Inc.* ...................    17,800     $   516,200
Chrysler Corp. ....................    82,500       2,902,969
Ford Motor Co. ....................   146,100       7,113,244
General Motors Corp. ..............    89,200       5,407,750
Paccar, Inc. ......................    10,400         546,000
                                                  -----------
                                                   16,486,163
                                                  -----------

FOOD SERVICES, LODGING (0.8%)
Harrah's Entertainment, Inc.*  ....    25,200         475,650
ITT Corp.* ........................    13,300       1,102,237
Marriott International, Inc.  .....    14,900       1,031,825
McDonald's Corp. ..................    85,100       4,063,525
Tricon Global Restaurants, Inc.* ..    17,020         494,644
Wendy's International, Inc.  ......    21,500         517,344
                                                  -----------
                                                    7,685,225
                                                  -----------

HOUSEHOLD FURNITURE,
 APPLIANCES (0.3%)
Black & Decker Corp. ..............    12,400         484,375
Maytag Corp. ......................    13,400         499,987
Newell Company ....................    20,500         871,250
Rubbermaid, Inc. ..................    16,600         415,000
Stanley Works .....................     9,200         434,125
Whirlpool Corp. ...................     8,500         467,500
                                                  -----------
                                                    3,172,237
                                                  -----------
LEISURE RELATED (1.7%)
American Greetings Corp.
 (Class A) ........................    12,300         481,237
Brunswick Corp. ...................    17,100         518,344
Cendant Corp.* ....................    97,551       3,353,307
Disney (Walt) Co. .................    82,400       8,162,750
Hasbro, Inc. ......................    15,200         478,800
Hilton Hotels Corp. ...............    30,000         892,500
Mattel, Inc. ......................    34,843       1,297,902
Mirage Resorts, Inc.* .............    21,200         482,300
                                                  -----------
                                                   15,667,140
                                                  -----------
PHOTO & OPTICAL (0.3%)
Allergan, Inc. ....................    13,900         466,519
Eastman Kodak Company .............    35,800       2,177,087
Polaroid Corp. ....................     9,900         482,006
                                                  -----------
                                                    3,125,612
                                                  -----------
RETAIL--GENERAL (4.1%)
Circuit City Stores-Circuit City
 Group ............................    14,000         497,875
Costco Cos., Inc.* ................    26,300       1,173,637
CVS Corp. .........................    21,300       1,364,531
Dayton Hudson Corp. ...............    27,000       1,822,500
Dillard's, Inc. (Class A) .........    13,500         475,875
Federated Department Stores, Inc.*     25,900       1,115,319
Gap, Inc. .........................    49,800       1,764,787
Harcourt General, Inc. ............     7,800         427,050
Home Depot, Inc. ..................    90,400       5,322,300
K-Mart Corp.* .....................    60,300         697,219
Limited, Inc. .....................    32,800         836,400
Lowe's Cos., Inc. .................    21,500       1,025,281
May Department Stores Co. .........    28,800       1,517,400
Nordstrom, Inc. ...................     9,300         561,488
Penney (J.C.), Inc. ...............    30,800       1,857,625
Sears, Roebuck & Co. ..............    48,500       2,194,625

                                       22

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Tandy Corp. .......................    13,000     $   501,313
TJX Cos., Inc. ....................    19,700         677,188
Toys R Us, Inc.* ..................    35,300       1,109,744
Walgreen Co. ......................    61,000       1,913,875
Wal-Mart Stores, Inc. .............   280,500      11,062,219
Woolworth Corp.* ..................    22,100         450,288
                                                  -----------
                                                   38,368,539
                                                  -----------
 TOTAL CONSUMER CYCLICALS (10.2%)                  96,320,160
                                                  -----------
CONSUMER NONCYCLICALS
BEVERAGES (3.4%)
Anheuser Busch Companies, Inc. ....    61,100       2,688,400
Brown Forman Corp. (Class B)  .....     7,600         419,900
Coca-Cola Co. .....................   303,900      20,247,337
Pepsico, Inc. .....................   188,700       6,875,756
Seagram Ltd. ......................    47,300       1,528,381
                                                  -----------
                                                   31,759,774
                                                  -----------
CONTAINERS (0.2%)
Bemis, Inc. .......................    11,100         489,094
Crown Cork & Seal Co., Inc.  ......    12,900         646,612
Owens-Illinois, Inc.* .............    14,600         553,888
                                                  -----------
                                                    1,689,594
                                                  -----------
DRUGS (7.3%)
ALZA Corp.* .......................    16,900         537,631
American Home Products Corp.  .....    80,100       6,127,650
Amgen, Inc.* ......................    32,800       1,775,300
Bristol-Meyers Squibb Co. .........   123,200      11,657,800
Lilly (Eli) & Co. .................   137,500       9,573,437
Merck & Co., Inc. .................   148,500      15,778,125
Pfizer, Inc. ......................   158,900      11,847,981
Pharmacia & Upjohn, Inc. ..........    62,690       2,296,021
Schering Plough Corp. .............    90,100       5,597,463
Warner-Lambert Co. ................    33,400       4,141,600
                                                  -----------
                                                   69,333,008
                                                  -----------
FOODS (2.6%)
Archer Daniels Midland Co. ........    67,262       1,458,745
Campbell Soup Co. .................    56,700       3,295,687
ConAgra, Inc. .....................    58,300       1,912,969
CPC International, Inc. ...........    17,700       1,911,600
General Mills, Inc. ...............    19,700       1,411,012
Heinz (H.J.) Co. ..................    45,550       2,314,509
Hershey Foods Corp. ...............    17,200       1,065,325
Kellogg Co. .......................    50,900       2,525,912
Pioneer Hi Bred International,
 Inc. .............................     8,100         868,725
Quaker Oats Co. ...................    16,900         891,475
Ralston-Ralston Purina Group  .....    12,800       1,189,600
Rite Aid Corp. ....................    15,200         892,050
Sara Lee Corp. ....................    59,200       3,333,700
Wrigley (Wm.), Jr. Co. ............    14,300       1,137,744
                                                  -----------
                                                   24,209,053
                                                  -----------
HOSPITAL SUPPLIES & SERVICES (3.6%)
Abbott Laboratories ...............    95,100       6,234,994
Baxter International, Inc. ........    34,500       1,740,094
Becton, Dickinson & Co. ...........    14,400         720,000
Biomet, Inc. ......................    19,100         489,437
Boston Scientific Corp.* ..........    23,300       1,068,887
Cardinal Health, Inc. .............    13,400       1,006,675
Columbia/HCA Healthcare Corp. .....    80,800       2,393,700
Guidant Corp. .....................    17,800       1,108,050
Healthsouth Corp.* ................    47,900     $ 1,329,225
Humana, Inc.* .....................    20,200         419,150
Johnson and Johnson ...............   164,400      10,829,850
Mallinckrodt, Inc. ................    11,900         452,200
Medtronic, Inc. ...................    57,800       3,023,663
Saint Jude Medical, Inc.* .........    17,150         523,075
Tenet Healthcare Corp.* ...........    36,400       1,205,750
United Healthcare Corp. ...........    23,200       1,152,750
                                                  -----------
                                                   33,697,500
                                                  -----------
RETAIL--FOOD (0.6%)
Albertsons, Inc. ..................    30,400       1,440,200
American Stores Co. ...............    33,700         692,956
Giant Food, Inc. (Class A) ........    13,900         468,256
Kroger Co.* .......................    31,500       1,163,531
Supervalu, Inc. ...................    11,000         460,625
Sysco Corp. .......................    21,500         979,594
Winn Dixie Stores, Inc. ...........    18,400         803,850
                                                  -----------
                                                    6,009,012
                                                  -----------
SOAPS & TOILETRIES (3.2%)
Avon Products, Inc. ...............    15,700         963,587
Clorox Co. ........................    12,500         988,281
Colgate Palmolive Co. .............    36,800       2,704,800
Gillette Co. ......................    69,600       6,990,450
International Flavors &
 Fragrances, Inc. .................    13,000         669,500
Procter & Gamble Co. ..............   167,900      13,400,519
Unilever N.V. .....................    79,600       4,970,025
                                                  -----------
                                                   30,687,162
                                                  -----------
TOBACCO (1.8%)
Fortune Brands, Inc. ..............    19,600         726,425
Loews Corp. .......................    13,500       1,432,687
Philip Morris Cos., Inc. ..........   299,100      13,552,969
UST, Inc. .........................    22,700         838,481
                                                  -----------
                                                   16,550,562
                                                  -----------
 TOTAL CONSUMER NONCYCLICALS (22.7%)              213,935,665
                                                  -----------
CREDIT SENSITIVE
BANKS (8.3%)
Ahmanson (H.F.) & Co. .............    12,000         803,250
Banc One Corp. ....................    71,900       3,905,069
Bank of New York Co., Inc. ........    46,800       2,705,625
BankAmerica Corp. .................    86,100       6,285,300
BankBoston Corp. ..................    18,000       1,690,875
Bankers Trust New York Corp.  .....    12,300       1,382,981
Barnett Banks, Inc. ...............    24,500       1,760,937
Chase Manhattan Corp. .............    52,240       5,720,280
Citicorp ..........................    56,500       7,143,719
Comerica, Inc. ....................    13,000       1,173,250
CoreStates Financial Corp. ........    25,000       2,001,562
Fifth Third Bancorp ...............    19,000       1,553,250
First Chicago NBD Corp. ...........    36,449       3,043,491
First Union Corp. .................    77,000       3,946,250
Golden West Financial Corp.  ......     6,800         665,125
Huntington Bancshares, Inc.  ......    22,900         824,400
KeyCorp. ..........................    26,800       1,897,775
Mellon Bank Corp. .................    31,000       1,879,375
Morgan (J.P.) & Co., Inc. .........    22,100       2,494,538
National City Corp. ...............    26,400       1,735,800
NationsBank Corp. .................    87,399       5,314,952
Norwest Corp. .....................    92,000       3,553,500

                                       23

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
PNC Bank Corp. ....................    37,700     $ 2,151,256
Republic New York Corp. ...........     6,400         730,800
State Street Corp. ................    19,200       1,117,200
Suntrust Banks, Inc. ..............    26,200       1,870,025
U.S. Bancorp. .....................    30,026       3,361,035
Wachovia Corp. ....................    25,000       2,028,125
Washington Mutual, Inc. ...........    30,800       1,965,425
Wells Fargo & Co. .................    10,800       3,665,925
                                                  -----------
                                                   78,371,095
                                                  -----------
FINANCIAL SERVICES (2.5%)
American Express Co. ..............    57,700       5,149,725
Beneficial Corp. ..................     6,300         523,687
Country Wide Credit Industries,
 Inc. .............................    12,200         523,075
Equifax, Inc. .....................    17,900         634,331
Fleet Financial Group, Inc.  ......    30,879       2,313,995
Green Tree Financial Corp. ........    22,500         589,219
Household International, Inc.  ....    13,100       1,671,069
MBIA, Inc. ........................    11,000         734,937
MBNA Corp. ........................    61,687       1,684,826
Merrill Lynch & Co., Inc. .........    40,800       2,975,850
Morgan Stanley, Dean Witter,
 Discover & Co. ...................    72,205       4,269,121
Schwab (Charles) Corp. ............    31,850       1,335,709
Synovus Financial Corp. ...........    21,000         687,750
Transamerica Corp. ................     7,600         809,400
                                                  -----------
                                                   23,902,694
                                                  -----------
INSURANCE (4.8%)
Aetna, Inc. .......................    18,443       1,301,384
Allstate Corp. ....................    53,438       4,856,178
American General Corp. ............    30,500       1,648,906
American International Group, Inc.     86,225       9,376,969
Aon Corp. .........................    20,550       1,204,744
Chubb Corp. .......................    21,200       1,603,250
CIGNA Corp. .......................     9,100       1,574,869
Cincinnati Financial Corp. ........     6,800         957,100
Conseco, Inc. .....................    22,500       1,022,344
General Re Corp. ..................     9,800       2,077,600
Hartford Financial Services Group,
 Inc. .............................    14,500       1,356,656
Jefferson-Pilot Corp. .............     8,700         677,512
Lincoln National Corp. Industries .    12,200         953,125
Marsh & McLennan Cos., Inc.  ......    20,700       1,543,444
MGIC Investment Corp. .............    14,000         931,000
Progressive Corp. .................     8,900       1,066,888
Providian Financial Corp. .........    11,200         506,100
Safeco Corp. ......................    17,100         833,625
Saint Paul Cos., Inc. .............    10,300         845,244
SunAmerica, Inc. ..................    24,000       1,026,000
Torchmark Corp. ...................    17,000         715,063
Travelers Group, Inc. .............   140,857       7,588,671
UNUM Corp. ........................    16,700         908,063
USF&G Corp. .......................    21,800         480,963
                                                  -----------
                                                   45,055,698
                                                  -----------
MORTGAGE RELATED (1.2%)
Federal National Mortgage
 Association ......................   130,600       7,452,362
Federal Home Loan Mortgage Corp.  .    85,500       3,585,656
                                                  -----------
                                                   11,038,018
                                                  -----------
UTILITY--ELECTRIC (2.4%)
American Electric Power, Inc.  ....    23,500     $ 1,213,187
Baltimore Gas & Electric Co.  .....    18,300         623,344
Carolina Power & Light Co. ........    18,300         776,606
Central & South West Corp. ........    25,600         692,800
CINergy Corp. .....................    19,613         751,423
Consolidated Edison, Inc. .........    29,200       1,197,200
Dominion Resources, Inc. ..........    23,100         983,194
DTE Energy Co. ....................    17,500         607,031
Duke Energy Co. ...................    44,630       2,471,386
Edison International ..............    49,300       1,340,344
Entergy Corp. .....................    30,000         898,125
FirstEnergy Corp.* ................    28,600         829,400
FPL Group, Inc. ...................    22,600       1,337,637
GPU, Inc. .........................    15,000         631,875
Houston Industries, Inc. ..........    35,400         944,737
Northern States Power Co. .........     8,300         483,475
Pacificorp. .......................    36,800       1,005,100
Peco Energy Co. ...................    26,900         652,325
PG&E Corp. ........................    54,400       1,655,800
PP&L Resources, Inc. ..............    20,000         478,750
Public Service Enterprise Group  ..    28,800         912,600
Texas Utilities Co. ...............    29,900       1,242,719
Unicom Corporation ................    26,900         827,175
Union Electric Co. ................    12,700         549,275
                                                  -----------
                                                   23,105,508
                                                  -----------
UTILITY--GAS (0.4%)
Columbia Gas System, Inc. .........     6,900         542,081
Consolidated Natural Gas Co.  .....    11,500         695,750
ENRON Corp. .......................    38,000       1,579,375
Nicor, Inc. .......................    11,800         497,813
                                                  -----------
                                                    3,315,019
                                                  -----------
UTILITY--TELEPHONE (5.8%)
Alltel Corp. ......................    22,500         923,906
Ameritech Corp. ...................    67,900       5,465,950
AT&T Corp. ........................   200,500      12,280,625
Bell Atlantic Corp. ...............    95,696       8,708,336
BellSouth Corp. ...................   122,300       6,887,019
Frontier Corp. ....................    18,500         445,156
GTE Corp. .........................   117,900       6,160,275
SBC Communications, Inc. ..........   112,773       8,260,622
Sprint Corp. ......................    53,100       3,112,988
U.S. West Communications Group*  ..    57,500       2,594,688
                                                  -----------
                                                   54,839,565
                                                  -----------
 TOTAL CREDIT SENSITIVE (25.4%)                   239,627,597
                                                  -----------
ENERGY
COAL & GAS PIPELINES (0.5%)
Burlington Resources, Inc. ........    21,830         978,257
Coastal Corp. .....................    12,800         792,800
Pacific Enterprises ...............    13,000         489,125
Sonat, Inc. .......................    10,600         484,950
Tenneco, Inc. .....................    20,300         801,850
Williams Cos., Inc. ...............    39,500       1,120,813
                                                  -----------
                                                    4,667,795
                                                  -----------
OIL--DOMESTIC (1.9%)
Amerada Hess Corp. ................    10,900         598,137
Amoco Corp. .......................    60,400       5,141,550

                                       24

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Anadarko Petroleum Corp. ..........     7,600     $   461,225
Apache Corp. ......................    12,200         427,762
Ashland, Inc. .....................     8,300         445,606
Atlantic Richfield Co. ............    39,400       3,156,925
Kerr McGee Corp. ..................     7,200         455,850
Occidental Petroleum Corp. ........    39,000       1,143,188
Oryx Energy Co.* ..................    16,900         430,950
Pennzoil Co. ......................     6,500         434,281
Phillips Petroleum Co. ............    31,800       1,546,275
Sun Co., Inc. .....................    11,500         483,719
Union Pacific Resources Group,
 Inc. .............................    30,608         742,244
Unocal Corp. ......................    29,800       1,156,613
USX-Marathon Group ................    34,700       1,171,125
USX-U.S. Steel Group ..............    13,500         421,875
                                                  -----------
                                                   18,217,325
                                                  -----------
OIL--INTERNATIONAL (5.3%)
Chevron Corp. .....................    81,100       6,244,700
Exxon Corp. .......................   304,700      18,643,831
Mobil Corp. .......................    97,400       7,031,063
Royal Dutch Petroleum Co. (ADR)  ..   265,600      14,392,200
Texaco, Inc. ......................    63,700       3,463,688
                                                  -----------
                                                   49,775,482
                                                  -----------
OIL--SUPPLIES & CONSTRUCTION (1.0%)
Baker Hughes, Inc. ................    20,500         894,312
Dresser Industries, Inc. ..........    20,900         876,494
Halliburton Co. ...................    29,800       1,547,737
Helmerich & Payne, Inc. ...........     7,000         475,125
Schlumberger Ltd. .................    61,300       4,934,650
Western Atlas, Inc.* ..............     6,400         473,600
                                                  -----------
                                                    9,201,918
                                                  -----------
RAILROADS (0.7%)
Burlington Northern Santa Fe  .....    18,651       1,733,377
CSX Corp. .........................    26,900       1,452,600
Norfolk Southern Corp. ............    46,500       1,432,781
Union Pacific Corp. ...............    29,700       1,854,394
                                                  -----------
                                                    6,473,152
                                                  -----------
 TOTAL ENERGY (9.4%)...............                88,335,672
                                                  -----------
TECHNOLOGY
ELECTRONICS (4.2%)
Advanced Micro Devices, Inc.*  ....    25,100         450,231
AMP, Inc. .........................    27,100       1,138,200
Applied Materials, Inc.* ..........    44,900       1,352,613
BB&T Corp. ........................    17,100       1,095,469
Cisco Systems, Inc.* ..............   123,150       6,865,612
EMC Corp.* ........................    60,800       1,668,200
Harris Corp. ......................    10,300         472,512
Intel Corp. .......................   201,300      14,141,325
ITT Industries, Inc. ..............    14,500         454,938
KLA-Tencor Corp.* .................    13,400         517,575
LSI Logic Corp.* ..................    23,500         464,125
Micron Technology, Inc.* ..........    24,700         642,200
Motorola, Inc. ....................    73,400       4,188,388
National Semiconductor Corp.*  ....    19,300         500,594
Parametric Technology Corp.*  .....    15,000         710,625
Perkin-Elmer Corp. ................     7,200         511,650
Seagate Technology, Inc.* .........    28,700         552,475
Siebel Systems, Inc.* .............        27           1,129
Texas Instruments, Inc. ...........    47,300     $ 2,128,500
3Com Corp.* .......................    42,500       1,484,844
                                                  -----------
                                                   39,341,205
                                                  -----------
OFFICE EQUIPMENT (4.1%)
Bay Networks, Inc.* ...............    24,700         631,394
Ceridian Corp.* ...................    10,800         494,775
Compaq Computer Corp. .............    93,235       5,261,950
Dell Computer Corp.* ..............    40,800       3,427,200
Digital Equipment Corp.* ..........    18,300         677,100
Hewlett-Packard Co. ...............   128,200       8,012,500
Honeywell, Inc. ...................    15,000       1,027,500
International Business Machines
 Corp. ............................   121,100      12,662,519
Pitney Bowes, Inc. ................    17,800       1,600,888
Sun Microsystems, Inc.* ...........    45,500       1,814,313
Unisys Corp.* .....................    36,100         500,888
Xerox Corp. .......................    40,100       2,959,881
                                                  -----------
                                                   39,070,908
                                                  -----------
OFFICE EQUIPMENT SERVICES (3.4%)
Adobe Systems, Inc. ...............    12,700         523,875
Automatic Data Processing, Inc.  ..    35,900       2,203,362
Computer Associates International,
 Inc. .............................    66,925       3,538,659
Computer Sciences Corp.* ..........     9,200         768,200
First Data Corp. ..................    54,400       1,591,200
HBO & Co. .........................    23,500       1,128,000
Microsoft Corp.* ..................   146,800      18,973,900
Novell, Inc.* .....................    59,600         447,000
Oracle Corp.* .....................   120,787       2,695,060
Silicon Graphics, Inc.* ...........    34,500         429,094
                                                  -----------
                                                   32,298,350
                                                  -----------
TELECOMMUNICATIONS (2.3%)
AirTouch Communications, Inc.* ....    61,800       2,568,562
Andrew Corp.* .....................    19,212         461,088
Cabletron Systems, Inc.* ..........    33,000         495,000
DSC Communications Corp.* .........    19,800         475,200
Lucent Technologies, Inc. .........    79,094       6,317,633
MCI Communications Corp. ..........    85,300       3,651,906
Northern Telecommunications Ltd.  .    32,300       2,874,700
Tellabs, Inc.* ....................    22,300       1,179,113
WorldCom, Inc.* ...................   110,700       3,348,675
                                                  -----------
                                                   21,371,877
                                                  -----------
 TOTAL TECHNOLOGY (14.0%)..........               132,082,340
                                                  -----------
DIVERSIFIED
MISCELLANEOUS (1.1%)
Corning, Inc. .....................    29,800       1,106,325
Ikon Office Solutions, Inc.  ......    16,500         464,062
Minnesota Mining & Manufacturing
 Co. ..............................    51,600       4,234,425
Textron, Inc. .....................    19,600       1,225,000
Tyco International Ltd. ...........    65,686       2,959,975
Whitman Corp. .....................    16,300         424,819
                                                  -----------
 TOTAL DIVERSIFIED (1.1%) .........                10,414,606
                                                  -----------
TOTAL COMMON STOCKS (98.3%)
 (Cost $705,933,343) ..............               927,171,699
                                                  -----------

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

=========================================================
                                PRINCIPAL        VALUE
                                  AMOUNT       (NOTE 1)
---------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT & AGENCIES
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 .........  $10,500,000   $ 10,498,250
U.S. Treasury
 6.0%, due 01/08/98** .......      900,000        886,153
                                             ------------
TOTAL U.S. GOVERNMENT & AGENCIES (1.2%)        11,384,403
                                             ------------
TOTAL SHORT-TERM DEBT SECURITIES (1.2%)
 (Amortized Cost
  $11,384,403)...............                  11,384,403
                                             ------------
TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost
 $717,317,746) ..............                 938,556,102
OTHER ASSETS
 LESS LIABILITIES (0.5%)  ...                   5,184,922
                                             ------------
NET ASSETS (100.0%) .........                $943,741,024
                                             ============

Financial Futures Contracts outstanding at December 31, 1997:

                       EXPIRATION       NUMBER        ORIGINAL      VALUE AT      UNREALIZED
DESCRIPTION               DATE       OF CONTRACTS      VALUE        12/31/97     APPRECIATION
--------------------  ------------ --------------  ------------- -------------  --------------
LONG S&P 500 INDEX*       3/98            46        $11,131,350    $11,259,650     $128,300

------------
*      Non-income producing.
**     Security segregated as collateral on financial futures contracts.
       Glossary:
       ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

================================================================
                                       NUMBER          VALUE
                                     OF SHARES       (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.3%)
CHEMICALS
Monsanto Co. .....................      725,000   $   30,450,000
                                                  --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.3%)
Waste Management, Inc. ...........      900,000       24,750,000
                                                  --------------
PRINTING, PUBLISHING &
 BROADCASTING (5.1%)
CBS Corp. ........................      595,000       17,515,313
Chris Craft Industries, Inc.
 (Class B)*++ ....................    1,226,156       64,143,286
Comcast Corp. (Class A) SPL  .....    1,011,800       31,934,937
Liberty Media Group (Class A)* ...    2,600,963       94,284,909
TCI Group (Class A)* (a) .........    5,309,026      150,311,799
Time Warner, Inc. ................      178,900       11,091,800
U.S. West Media Group* ...........      265,000        7,651,875
Viacom, Inc. (Class B)* ..........    2,801,300      116,078,869
                                                  --------------
                                                     493,012,788
                                                  --------------
 TOTAL BUSINESS SERVICES (5.4%) ..                   517,762,788
                                                  --------------
CAPITAL GOODS
AEROSPACE (0.3%)
Loral Space &
 Communications* (a) .............    1,440,000       30,870,000
                                                  --------------
MACHINERY (0.1%)
UNOVA, Inc.* .....................      288,800        4,747,150
                                                  --------------
 TOTAL CAPITAL GOODS (0.4%) ......                    35,617,150
                                                  --------------
CONSUMER CYCLICALS
AIRLINES (1.9%)
AMR Corp.* .......................      185,000       23,772,500
Delta Air Lines, Inc. ............      769,300       91,546,700
Northwest Airlines Corp.
 (Class A)* ......................      498,300       23,856,112
UAL Corp.* .......................      328,500       30,386,250
US Airways Group, Inc.* ..........      200,000       12,500,000
                                                  --------------
                                                     182,061,562
                                                  --------------
AUTO RELATED (1.5%)
Republic Industries, Inc.* (a)  ..    5,949,500      138,697,719
                                                  --------------
AUTOS & TRUCKS (1.2%)
AutoZone, Inc.* ..................    2,590,300       75,118,700
Chrysler Corp. ...................    1,223,800       43,062,462
                                                  --------------
                                                     118,181,162
                                                  --------------
FOOD SERVICES, LODGING (1.1%)
ITT Corp.* .......................    1,294,500      107,281,688
                                                  --------------
LEISURE RELATED (6.2%)
Carnival Corp. (Class A) .........       37,600        2,082,100
Cendant Corp.* (a) ...............   17,123,600      588,623,750
                                                  --------------
                                                     590,705,850
                                                  --------------
RETAIL--GENERAL (3.0%)
Home Depot, Inc. .................    2,222,000      130,820,250
Limited, Inc. ....................    2,100,500       53,562,750
Lowe's Cos., Inc. ................      511,400       24,387,387
Sears, Roebuck & Co. .............      600,500       27,172,625
Wal-Mart Stores, Inc. ............    1,278,000       50,401,125
                                                  --------------
                                                     286,344,137
                                                  --------------
 TOTAL CONSUMER CYCLICALS (14.9%)                  1,423,272,118
                                                  --------------
CONSUMER NONCYCLICALS
DRUGS (3.6%)
Astra AB (A Shares) ..............    3,206,664   $   55,531,720
Centocor, Inc.* ..................       44,700        1,486,275
Merck & Co., Inc. ................    2,163,200      229,840,000
Schering Plough Corp. ............      862,000       53,551,750
                                                  --------------
                                                     340,409,745
                                                  --------------
HOSPITAL SUPPLIES & SERVICES (2.9%)
Abbott Laboratories ..............      926,800       60,763,325
Boston Scientific Corp.* .........    1,547,200       70,977,800
Medtronic, Inc. (a) ..............    2,425,300      126,873,506
United Healthcare Corp. (a)  .....      448,500       22,284,844
                                                  --------------
                                                     280,899,475
                                                  --------------
TOBACCO (5.1%)
Loews Corp. ......................    2,068,500      219,519,562
Philip Morris Cos., Inc. (a)  ....    5,967,100      270,384,219
                                                  --------------
                                                     489,903,781
                                                  --------------
 TOTAL CONSUMER NONCYCLICALS (11.6%)               1,111,213,001
                                                  --------------
CREDIT SENSITIVE
BANKS (3.7%)
Chase Manhattan Corp. ............    1,762,868      193,034,046
First Union Corp. ................    2,010,000      103,012,500
NationsBank Corp. ................      965,000       58,684,062
                                                  --------------
                                                     354,730,608
                                                  --------------
FINANCIAL SERVICES (7.2%)
American Express Co. (a) .........    2,850,400      254,398,200
Fleet Financial Group, Inc.  .....      192,100       14,395,494
Household International, Inc.  ...      180,800       23,063,300
MBNA Corp. (a) ...................    9,762,525      266,638,964
Morgan Stanley, Dean Witter,
 Discover & Co. ..................    1,113,166       65,815,940
PMI Group, Inc. ..................      823,700       59,563,806
                                                  --------------
                                                     683,875,704
                                                  --------------
INSURANCE (11.2%)
Allstate Corp. ...................    1,346,647      122,376,546
American International Group,
 Inc. ............................    3,510,075      381,720,656
Hartford Financial Services
 Group, Inc. .....................      808,600       75,654,638
Progressive Corp. ................      599,900       71,913,012
Travelers Group, Inc. (a) ........    7,853,498      423,107,178
                                                 ---------------
                                                   1,074,772,030
                                                 ---------------
MORTGAGE RELATED (0.3%)
Federal National Mortgage
 Association .....................      543,000       30,984,938
                                                 ---------------
REAL ESTATE (1.7%)
CBL & Associates
 Properties, Inc. ................    1,007,200       24,865,250
Macerich Co. .....................      717,500       20,448,750
Manufactured Home Communities,
 Inc. ............................       33,000          891,000
Regency Realty Corp. .............      128,700        3,563,381
Simon Debartolo Group, Inc.  .....    1,443,000       47,168,063
Spieker Properties, Inc. .........    1,373,400       58,884,525
Summit Properties, Inc. ..........      464,100        9,804,112
                                                 ---------------
                                                     165,625,081
                                                 ---------------
UTILITY--TELEPHONE (3.2%)
AT&T Corp. .......................      500,000       30,625,000
BellSouth Corp. ..................       10,824          609,527

                                       27

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

================================================================
                                       NUMBER          VALUE
                                     OF SHARES       (NOTE 1)
----------------------------------------------------------------
Telecomunicacoes Brasileiras
 S.A.--Telebras (ADR) ............      422,300   $   49,171,556
Teleport Communications Group,
 Inc. (Class A)*++ (a) ...........    4,011,000      220,103,625
                                                  --------------
                                                     300,509,708
                                                  --------------
 TOTAL CREDIT SENSITIVE (27.3%)                    2,610,498,069
                                                  --------------
ENERGY
OIL--DOMESTIC (0.3%)
Union Pacific Resources
 Group, Inc. .....................    1,211,677       29,383,167
                                                  --------------
OIL--SUPPLIES & CONSTRUCTION (4.7%)
BJ Services Co.* (a) .............    1,171,800       84,296,363
Baker Hughes, Inc. ...............      830,000       36,208,750
Dresser Industries, Inc. .........    1,507,300       63,212,394
Halliburton Co. ..................    2,428,700      126,140,606
Nabors Industries, Inc.* .........      729,500       22,933,656
Rowan Cos., Inc.* ................      200,000        6,100,000
Santa Fe International Corp. (a)        286,900       11,673,244
Schlumberger Ltd. ................      109,100        8,782,550
Transocean Offshore, Inc. ........    1,400,000       67,462,500
Western Atlas, Inc.* .............      338,800       25,071,200
                                                  --------------
                                                     451,881,263
                                                  --------------
RAILROADS (1.3%)
Canadian Pacific Ltd. ............    2,673,300       72,847,425
Union Pacific Corp. ..............      728,371       45,477,664
                                                  --------------
                                                     118,325,089
                                                  --------------
 TOTAL ENERGY (6.3%) .............                   599,589,519
                                                  --------------
TECHNOLOGY
ELECTRONICS (12.8%)
Altera Corp.* (a) ................      300,000        9,937,500
Applied Magnetics Corp.* .........      225,000        2,503,125
Cisco Systems, Inc.* (a) .........    8,986,500      500,997,375
EMC Corp.* (a) ...................    1,300,000       35,668,750
Intel Corp. (a) ..................    1,750,000      122,937,500
National Semiconductor Corp.*  ...    1,450,000       37,609,375
Network Associates, Inc.* (a)  ...    1,550,000       81,956,250
Solectron Corp.* (a) .............      600,000       24,937,500
Sterling Commerce, Inc.* (a)  ....    2,033,582       78,165,808
Teradyne, Inc.* (a) ..............      450,000       14,400,000
Texas Instruments, Inc. (a)  .....    2,640,000      118,800,000
3Com Corp.* (a) ..................    5,610,900      196,030,819
                                                  --------------
                                                   1,223,944,002
                                                  --------------
OFFICE EQUIPMENT (2.6%)
Ceridian Corp.*++ ................    3,815,000      174,774,688
Sterling Software, Inc.* .........      586,200       24,034,200
Xerox Corp. (a) ..................      659,500       48,679,344
                                                  --------------
                                                     247,488,232
                                                  --------------

OFFICE EQUIPMENT SERVICES (0.6%)
First Data Corp. (a) .............    1,400,000       40,950,000
Fore Systems, Inc.* ..............      101,400        1,546,350
Oracle Corp.* (a) ................      650,150       14,506,472
                                                  --------------
                                                      57,002,822
                                                  --------------
TELECOMMUNICATIONS (10.3%)
ADC Telecommunications,
 Inc.* (a) .......................      750,000       31,312,500
AirTouch Communications, Inc.* ...      894,600       37,181,812
Ascend Communications,
 Inc.* (a) .......................      250,000        6,125,000
Cabletron Systems, Inc.* .........      550,000   $    8,250,000
DSC Communications Corp.* (a) ....    5,866,100      140,786,400
Lucent Technologies, Inc. (a)  ...      300,000       23,962,500
MCI Communications Corp. (a)  ....    3,567,300      152,725,031
Mannesmann AG (ADR) ..............      143,700       72,505,272
Nokia Corp. (ADR) ................      200,000       14,000,000
TCI Ventures Group* (a) ..........    2,998,710       83,776,461
Tellabs, Inc.* ...................      585,000       30,931,875
WorldCom, Inc.* (a) ..............   12,706,004      384,356,621
                                                  --------------
                                                     985,913,472
                                                  --------------
 TOTAL TECHNOLOGY (26.3%) ........                 2,514,348,528
                                                  --------------
DIVERSIFIED
MISCELLANEOUS (1.0%)
Anixter International, Inc.*  ....      633,734       10,456,611
Tyco International Ltd. ..........    1,873,336       84,417,203
                                                  --------------
 TOTAL DIVERSIFIED (1.0%) ........                    94,873,814
                                                  --------------
TOTAL COMMON STOCKS (93.5%)
 (Cost $6,267,252,116)............                 8,937,624,987
                                                  --------------
PREFERRED STOCKS:
BUSINESS SERVICES (0.1%)
ENVIRONMENTAL CONTROL
Republic Industries, Inc.
 6.5% Exch. Conv. ................      470,400       11,054,400
                                                  --------------
TECHNOLOGY (0.5%)
TELECOMMUNICATIONS
WorldCom, Inc.
 8.0% Conv. ......................      487,000       51,074,125
                                                  --------------
TOTAL PREFERRED STOCKS (0.6%)
 (Cost $46,139,690) ..............                    62,128,525
                                                  --------------

                                     Principal
                                       Amount
                                       ------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT (0.3%)
Deutsche Bank
 5.75%, due 01/20/98 .............  $25,000,000       24,997,471
                                                   -------------
COMMERCIAL PAPER
Associates Corp. of
 North America
 6.75%, due 01/02/98 .............   40,000,000       39,992,500
Bank One Columbus
 6.5%, due 01/02/98 ..............   12,000,000       11,997,833
Bank of New York
 5.8%, due 01/30/98 ..............   25,000,000       24,883,195
Coca Cola Co.
 6.5%, due 01/02/98 ..............   20,000,000       19,996,388
CXC, Inc.
 6.75%, due 01/02/98 .............   50,000,000       49,990,625
Edison Asset Securitization
 5.84%, due 02/12/98 .............    4,000,000        3,972,929
Florida Power Corp.
 6.4%, due 01/02/98 ..............   20,000,000       19,996,444
International Lease
 Finance Corp.
 6.68%, due 01/02/98 .............      700,000          699,870
Koch Industries
 6.75%, due 01/02/98 .............   70,000,000       69,986,908
Province of Quebec
 5.68%, due 01/12/98 .............   20,000,000       19,965,290
                                                   -------------
 TOTAL COMMERCIAL PAPER (2.7%)                       261,481,982
                                                   -------------

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                   PRINCIPAL        VALUE
                                    AMOUNT         (NOTE 1)
--------------------------------------------------------------
TIME DEPOSITS
Bank of Montreal
 4.875%, due 01/02/98..........  $287,200,000   $  287,200,000
Harris Trust & Savings Bank
 6.5%, due 01/02/98............    15,000,000       15,000,000
                                                --------------
 TOTAL TIME DEPOSITS (3.2%)  ..                    302,200,000
                                                --------------
U.S. GOVERNMENT AGENCIES (1.4%)
Federal Home Loan
 Mortgage Corp.
 6.0%, due 01/02/98............   137,000,000      136,977,167
                                                --------------
TOTAL SHORT-TERM DEBT SECURITIES (7.6%)
 (Amortized Cost
 $725,656,620).................                    725,656,620
                                                --------------
TOTAL INVESTMENTS (101.7%)
 (Cost/Amortized Cost $7,039,048,426)            9,725,410,132
                                                --------------

                                 NUMBER OF
                               CONTRACTS(b)
                               ------------
CALL OPTIONS WRITTEN*(c):
ADC Telecommunications, Inc.
 January @ $37.0625 .........     2,500      (1,295,000)
Altera Corp.
 February @ $34.00...........     3,000        (681,000)
American Express Co.:
 January @ $78.25 ...........     3,000      (3,426,000)
 January @ $78.375 ..........     2,000      (2,272,000)
 January @ $79.00 ...........     2,500      (2,600,000)
 January @ $80.25 ...........     2,000      (1,956,000)
 February @ $85.875 .........     2,000      (1,084,000)
 February @ $86.75 ..........     3,000      (1,668,000)
 February @ $87.00 ..........     1,500        (810,000)
 February @ $88.50 ..........     2,000        (780,000)
 February @ $88.875 .........     2,500        (880,000)
 February @ $90.50 ..........     2,500        (830,000)
 February @ $90.75 ..........     2,000        (606,000)
Ascend Communications, Inc.
 January @ $33.75............     2,500         (15,000)
BJ Services Co.:
 January @ $73.50 ...........     2,000        (466,000)
 February @ $69.00 ..........     2,000      (1,444,000)
 March @ $66.22 .............       500        (451,500)
 March @ $67.61 .............     1,100        (517,000)
Cendant Corp.:
 January @ $30.50 ...........     1,500        (611,085)
 January @ $31.50 ...........     5,000      (1,625,000)
 February @ $32.375 .........     5,000      (1,515,000)
 February @ $32.42 ..........     3,000        (931,800)
 February @ $33.125 .........     3,000        (763,320)
 March @ $32.625 ............     7,500      (2,348,000)
Cisco Systems, Inc.:
 February @ $53.125 .........     3,000      (1,617,000)
 February @ $53.75 ..........     7,500      (4,072,500)
 February @ $89.25...........     4,500        (765,000)
DSC Communications Corp.:
 January @ $20.00 ...........     3,000      (1,212,000)
 January @ $24.00 ...........     2,500         (37,500)
 January @ $26.625...........     2,500         (15,000)
EMC Corp.
 January @ $29.125...........     2,000        (174,000)

==============================================================
                                NUMBER OF        VALUE
                              CONTRACTS(b)     (NOTE 1)
--------------------------------------------------------------
First Data Corp.:
 January @ $29.375 ..........     3,000     $  (327,000)
 January @ $29.5625 .........     2,500        (300,000)
 February @ $25.50 ..........     3,000      (1,329,000)
 February @ $28.5625 ........     3,000        (510,000)
 March @ $26.75 .............     2,500        (935,000)
Intel Corp.:
 January @ $70.25 ...........     3,000      (1,008,000)
 January @ $74.375 ..........     1,500        (156,000)
 January @ $76.625 ..........     3,000        (135,000)
 January @ $77.00............     2,000         (62,000)
 January @ $78.00 ...........     2,000         (76,000)
 March @ $70.50 .............     1,000        (477,000)
Loral Space & Communications:
 January @ $20.625 ..........     2,000        (268,000)
 January @ $20.75 ...........     3,500        (406,000)
 January @ $21.50 ...........     1,900        (112,100)
 January @ $22.125 ..........     3,000         (30,000)
 March @ $20.875 ............     2,000        (322,000)
Lucent Technologies, Inc.
 February @ $77.25 ..........     3,000      (2,028,300)
MBNA Corp.:
 January @ $26.75 ...........     3,000        (324,000)
 January @ $26.875 ..........     4,500        (495,000)
 January @ $27.125 ..........     3,750        (210,000)
 January @ $29.25 ...........     4,500        (189,000)
 February @ $28.6875 ........     2,500        (170,000)
 February @ $29.00...........     3,000        (321,000)
MCI Communications Corp.:
 January @ $36.4375 .........     2,500      (1,670,000)
 January @ $40.75 ...........     2,500        (642,500)
 January @ $41.50............     2,500        (577,500)
Medtronic, Inc.:
 January @ $46.50 ...........     4,000      (2,376,000)
 February @ $49.00 ..........     4,000      (1,936,000)
 February @ $49.25 ..........     5,000      (2,377,200)
 February @ $51.125 .........     3,000        (910,230)
 March @ $50.375 ............     2,500      (1,037,500)
Network Associates, Inc.:
 January @ $49.875 ..........     2,500      (1,287,500)
 February @ $46.00 ..........     2,500      (2,042,500)
 February @ $49.625 .........     2,000      (1,162,000)
 February @ $50.250 .........     3,500      (2,194,500)
 March @ $50.375 ............     3,000      (1,911,000)
 March @ $51.375 ............     2,000      (1,174,000)
Oracle Corp.:
 January @ $35.75 ...........     2,000         (30,000)
 February @ $23.125 .........     4,500        (624,000)
Philip Morris Cos., Inc.:
 January @ $40.9375 .........     2,500      (1,207,500)
 January @ $41.125 ..........     2,000        (843,980)
 January @ $41.25 ...........     2,000        (862,000)
 January @ $41.50 ...........     3,000      (1,371,000)
 January @ $41.625 ..........     2,500        (970,000)
 January @ $41.78 ...........     2,000        (926,000)
 February @ $43.875 .........     3,500        (945,000)
 February @ $44.50 ..........     2,500        (615,000)
 February @ $45.00 ..........     3,000        (603,000)
 February @ $45.25 ..........     3,500        (771,500)
 February @ $45.4275 ........     2,000        (528,000)
 February @ $45.6875.........     2,500        (352,500)

                                       29

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                  NUMBER OF       VALUE
                                CONTRACTS(b)     (NOTE 1)
-----------------------------------------------------------
Republic Industries, Inc.:
 January @ $26.9375 ...........     3,000     $       (6,660)
 January @ $27.50 .............     2,500           (137,500)
 January @ $27.5625 ...........     3,000           (159,000)
 January @ $30.875 ............     2,500            (37,500)
 February @ $24.875 ...........     1,500           (186,000)
 February @ $25.00 ............     2,000           (239,940)
 February @ $25.125 ...........     2,000           (249,960)
 February @ $26.5625 ..........     3,500           (273,805)
Santa Fe International Corp.
 February @ $38.00 ............     2,000           (910,000)
Solectron Corp.:
 January @ $33.875 ............     2,500         (1,950,000)
 February @ $29.875 ...........     1,000         (1,201,000)
 February @ $38.00 ............     2,500         (1,347,500)
Sterling Commerce, Inc.:
 January @ $37.375 ............     2,000           (310,000)
 March @ $37.125 ..............     1,300           (436,800)
 March @ $37.875 ..............       700           (206,500)
 March @ $38.1875 .............     3,000           (822,000)
TCI Group (Class A):
 January @ $23.75 .............     2,500         (1,102,500)
 February @ $26.375 ...........     2,000           (424,000)
 February @ $28.625............     2,500           (297,500)
TCI Ventures Group:
 February @ $27.375 ...........     4,500         (1,125,000)
 March @ $28.875 ..............     2,625           (417,375)
 March @ $29.375 ..............       875           (120,750)
Teradyne, Inc.
 February @ $32.875 ...........     2,500           (702,500)
Teleport Communications Group,
 Inc.:
 January @ $46.625 ............     2,000         (1,764,000)
 January @ $48.75 .............       900           (649,800)
 January @ $48.875 ............     2,000         (1,366,000)
 January @ $49.00 .............     2,500         (1,562,500)
 January @ $49.50 .............     2,500         (1,375,000)
 January @ $49.625 ............     1,100           (719,400)
 January @ $49.905 ............     1,300           (731,900)
 January @ $50.3125 ...........     2,500     $   (1,230,000)
 January @ $50.6875 ...........       700           (434,000)
 February @ $48.875 ...........     1,500         (1,072,500)
 February @ $53.00 ............     2,000           (952,000)
 February @ $55.00 ............     6,000         (2,052,000)
 February @ $57.75 ............     1,500           (214,500)
 March @ $55.75 ...............     2,000           (630,000)
Texas Instruments, Inc.:
 January @ $45.50 .............     3,000           (708,000)
 January @ $49.375 ............     2,000            (94,000)
 January @ $100.50 ............     5,000            (65,000)
 January @ $103.25 ............     3,000            (39,000)
 February @ $45.50.............     3,000           (987,000)
Travelers Group, Inc.:
 January @ $53.50 .............     2,500           (760,000)
 January @ $74.25 .............     3,000         (1,416,000)
 February @ $56.50 ............     2,500           (395,000)
 February @ $57.00 ............     2,500           (305,000)
United Healthcare Corp.:
 January @ $52.9375 ...........     1,500            (57,000)
 February @ $46.50 ............     1,500           (799,500)
WorldCom, Inc.:
 January @ $32.875 ............     2,500            (37,500)
 January @ $34.00 .............     4,000           (144,000)
 January @ $34.4375 ...........     3,000            (56,250)
 January @ $36.75..............     2,500            (30,000)
Xerox Corp.:
 February @ $69.625 ...........     3,500         (2,310,000)
 February @ $69.875 ...........     3,000         (1,644,000)
3Com Corp.:
 January @ $32.0625 ...........     2,500           (982,500)
 January @ $34.00 .............     3,000           (750,000)
                                              --------------
TOTAL CALL OPTIONS WRITTEN (-1.2%)
 (Premiums Received $103,560,700)               (118,604,155)
                                              --------------
OTHER ASSETS
 LESS LIABILITIES (-0.5%)  ....                  (46,032,244)
                                              --------------
NET ASSETS (100.0%) ...........               $9,560,773,733
                                              ==============

------------
*      Non-income producing.
++ Affiliated company as defined under the Investment Company Act of 1940 (See Note 6).
(a)    Partially pledged as collateral on outstanding written call options.
(b)    One contract relates to 100 shares.
(c)    Covered call option contracts written in connection with securities held.
       Glossary:
       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
COMMON STOCK AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.9%)
Akzo Nobel N.V. ..................     10,000      $ 1,724,163
Bayer AG .........................     40,000        1,484,199
GP Batteries International Ltd.  .    820,000        2,135,950
GP Batteries International
 Ltd.--Warrants* .................     12,500           17,250
Holliday Chemical Holdings PLC ...     30,000          113,388
Indo Gulf Fertilisers & Chemicals
 Corp. Ltd. (GDR)+................    150,000          140,580
Ishihara Sangyo Kaisha Ltd.*  ....    326,000          362,292
Johnson Matthey PLC ..............    225,000        2,015,102
Royal Group Technologies Ltd.* ...     50,000        1,159,375
Sanyo Chemicals Industries Ltd.  .     18,000          104,848
SKW Trostberg AG .................     37,000        1,174,407
                                                   -----------
                                                    10,431,554
                                                   -----------
CHEMICALS--SPECIALTY (0.9%)
SGL Carbon AG+ ...................     78,560       10,044,081
UCAR International, Inc.* ........     40,000        1,597,500
                                                   -----------
                                                    11,641,581
                                                   -----------
METALS & MINING (0.3%)
Great Central Mines Ltd. .........    391,580          420,906
Randgold Resources Ltd. (GDR)*+  .    181,800          954,450
Toho Titanium* ...................    129,000        1,087,565
Westralian Sands Ltd. ............    280,000          656,660
WMC Ltd. .........................    200,000          697,050
                                                   -----------
                                                     3,816,631
                                                   -----------
PAPER (0.4%)
Asia Pacific Resources
 International Ltd. (Class A)*  ..     70,000          131,250
Enso Oy (Series R) ...............    124,000          959,979
Fletcher Challenge Forest ........     17,026           14,137
Grupo Industrial Durango (ADR)*  .     66,000          940,500
Jefferson Smurfit Corp.* .........    300,000          833,155
Mayr-Melnhof Karton AG+ ..........     20,000        1,076,832
Nippon Paper Industries Co.  .....     77,000          302,157
Oji Paper Co. Ltd. ...............     83,000          330,155
                                                   -----------
                                                     4,588,165
                                                   -----------
STEEL (0.2%)
Acerinox SA ......................      2,002          296,588
Broken Hill Proprietary Co. Ltd. .    150,000        1,392,472
Sumitomo Metal Industries ........    730,000          934,355
                                                   -----------
                                                     2,623,415
                                                   -----------
 TOTAL BASIC MATERIALS (2.7%)  ...                  33,101,346
                                                   -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.4%)
B.U.S. Berzelius Umwelt-
 Service AG ......................     87,700        1,170,016
Daiseki Co. Ltd. .................     19,300          199,693
Matsuda Sangyo Co. Ltd. ..........     23,000          138,908
Powerscreen International PLC  ...    640,000        6,425,494
Rentokil Initial PLC .............    542,991        2,364,594
Tomra Systems ASA ................    310,000        6,925,452
                                                   -----------
                                                    17,224,157
                                                   -----------
PRINTING, PUBLISHING &
 BROADCASTING (2.5%)
Carlton Communications PLC  ......    536,300      $ 4,142,129
De La Rue PLC ....................    180,000        1,171,347
Elsevier N.V. ....................    174,000        2,814,687
Flextech PLC* ....................     69,000          597,555
Liberty Media Group (Class A)* ...    154,875        5,614,219
Mirror Group PLC .................    200,000          640,889
Nippon Television Network Corp.  .      5,790        1,699,613
Reader's Digest Association, Inc.
 (Class A) .......................     45,000        1,063,125
Reed International PLC ...........    200,000        2,004,831
Takara Printing Co. ..............      4,000           11,956
Tele-Communications, Inc.
 (Class A)* ......................    116,425        3,252,623
Television Broadcasts Ltd.  ......    265,000          755,775
Tokyo Broadcasting System, Inc. ..    121,000        1,530,178
TVI Televisao Independente*  .....      1,175           11,747
Ver Ned Uitgeversbedr Ver
 Bezit N.V. ......................     20,000          564,200
Viacom, Inc. (Class B)* ..........    109,300        4,529,119
                                                   -----------
                                                    30,403,993

PROFESSIONAL SERVICES (1.3%)
Alvern Norway ASA* ...............    258,529          612,562
Apcoa Parking AG+ ................     19,580        1,436,705
Asatsu, Inc. .....................     56,500          814,102
Brisa-Auto Estradas de
 Portugal SA* ....................     19,500          698,525
Content Beheer N.V.+ .............    150,000        3,698,863
Meitec ...........................    163,000        4,584,863
Shandwick International PLC  .....     30,000           20,336
Unique International NV* .........     82,500        1,757,700
WPP Group PLC ....................    600,000        2,672,013
                                                   -----------
                                                    16,295,669
                                                   -----------
TRUCKING, SHIPPING (0.9%)
Brambles Industries Ltd. .........    250,000        4,959,154
Cosco Pacific Ltd. ...............    300,000          243,902
Frontline Ltd.* ..................    950,000        3,833,031
Irish Continental Group Ltd.  ....    140,000        1,713,050
Koninklijke Nedlloyd Groep N.V. ..     11,250          255,222
Yamato Transport Co. Ltd. ........      8,000          107,300
                                                   -----------
                                                    11,111,659
                                                   -----------
 TOTAL BUSINESS SERVICES (6.1%) ..                  75,035,478
                                                   -----------
CAPITAL GOODS
AEROSPACE (0.1%)
Loral Space & Communications* ....     62,000        1,329,125
                                                   -----------
BUILDING & CONSTRUCTION (0.7%)
ABB AG ...........................        800        1,005,135
Bufete Industrial S.A. (ADR)*  ...     19,000          185,250
Daito Trust Construction Co. Ltd.      49,900          304,812
Hitachi Plant Engineering &
 Construction Co. ................     83,000          185,116
Japan Industrial Land Development      50,000          120,713
Kaneshita Construction ...........    120,000          542,633
MacMahon Holdings Ltd. ...........  1,895,200          592,620
Metacorp BHD .....................    335,000          142,113

                                       31

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Mitsui Home Co. Ltd. .............      92,000     $   500,632
Nanno Construction Co. Ltd.  .....      53,000          42,652
Nippon Denwa Shisetsu ............      58,000         222,265
Ohmoto Gumi Co. Ltd. .............      61,000         261,813
Oriental Construction Co. ........      41,500         181,299
Pacific Rim Infra Management
 Enterprises Ltd.* ...............     716,500          23,578
Penta-Ocean Construction .........      20,000          28,051
PS Corp. .........................     109,700         416,183
Raito Kogyo Co. Ltd. .............      90,800         393,194
Sacos Corp. ......................       8,600          39,548
Sanyo Engineering & Construction
 Co. .............................      21,000          75,647
Sho Bond Corp. ...................     140,500       2,541,330
Suido Kiko Kaisha ................      38,000          76,306
Toda Corp. .......................      89,000         242,154
Wesco, Inc. ......................      28,720          70,438
                                                   -----------
                                                     8,193,482
                                                   -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.8%)
BPB PLC ..........................     540,000       3,017,107
Fujikura Ltd. ....................     335,000       2,218,356
Lafarge SA .......................      25,750       1,689,570
Nichiha Corp. ....................     186,700       1,141,879
Portland Valderrivas SA ..........      11,400       1,025,139
Sumitomo Forestry Co. ............      24,000         116,804
                                                   -----------
                                                     9,208,855
                                                   -----------
ELECTRICAL EQUIPMENT (0.3%)
Alcatel Alsthom ..................      16,000       2,033,729
Mabuchi Motor Co. ................      25,800       1,311,010
Vae Eisenbahnsysteme AG ..........       3,000         263,627
Yaskawa Electric Corp. ...........      27,000          67,254
Zucchini Spa .....................      30,400         218,248
                                                   -----------
                                                     3,893,868
                                                   -----------
MACHINERY (1.8%)
Asahi Diamond Industry
 Co. Ltd. ........................      91,000         396,850
Cie Generale de Geophysique SA
 (ADR)* ..........................     260,000       6,662,500
Construcciones y Auxiliar de
 Ferrocarrites SA ................       9,425         347,676
Danieli & Co. ....................      32,200         221,159
Enshu* ...........................      74,000          92,447
Gildemeister Italiana Spa*  ......      45,725         155,346
IHC Caland N.V. ..................      52,000       2,697,902
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............     239,000         357,195
Kalmar Industries AB+ ............      60,000         967,267
Kawasaki Heavy Industries Ltd.  ..     277,000         428,848
Keyence Corp. ....................         800         118,337
Mitsubishi Heavy Industries Ltd. .     450,000       1,876,221
Namura Shipbuilding ..............      56,000         126,614
Nireco ...........................      24,000          88,293
Nitta Corp. ......................     100,700       1,018,770
Nitto Kohki Co. Ltd. .............      83,500         908,756
Rauma Oy .........................      41,600         648,694
Siebe PLC ........................      80,000       1,570,999
SMC Corp. ........................      29,500       2,600,115
Sodick Co.* ......................     369,000       1,057,720
Thai Engine Manufacturing Public
 Co. Ltd. ........................      87,000     $   144,548
                                                   -----------
                                                    22,486,257
                                                   -----------
 TOTAL CAPITAL GOODS (3.7%)  .....                  45,111,587
                                                   -----------
CONSUMER CYCLICALS
AIRLINES (2.7%)
Air Canada* ......................      90,000         928,679
British Airways PLC ..............     150,000       1,380,376
Continental Airlines, Inc.
 (Class B)* ......................     169,000       8,133,125
Delta Air Lines, Inc. ............      46,500       5,533,500
KLM ..............................      80,000       2,959,091
Lufthansa AG .....................     207,500       3,898,663
Northwest Airlines Corp.
 (Class A)* ......................      42,300       2,025,112
Singapore Airlines Ltd. ..........     206,000       1,347,606
UAL Corp.* .......................      28,200       2,608,500
US Airways Group, Inc.* ..........      28,000       1,750,000
Virgin Express Holdings PLC
 (ADR)* ..........................     110,000       2,282,500
                                                   -----------
                                                    32,847,152
                                                   -----------
APPAREL, TEXTILE (0.2%)
Carli Gry International A/S  .....      30,000       1,685,664
Giordano International Ltd.*  ....      36,000          12,427
King Co. .........................      55,000          52,692
Morishita Co. Ltd. ...............       5,000          13,413
PT Great River International  ....   3,150,000         257,727
                                                   -----------
                                                     2,021,923
                                                   -----------
AUTO RELATED (1.5%)
Asahi Glass Co. Ltd. .............      48,000         228,090
Autoliv, Inc. ....................      35,000       1,146,250
Bridgestone Metalpha Corp.  ......       6,000          22,303
FCC Co. Ltd. .....................      13,000         137,498
Gerresheimer Glas AG .............      12,000         168,098
LucasVarity PLC ..................     700,000       2,473,173
Michelin (CGDE), (Class B)  ......      45,000       2,265,515
Minebea Co. Ltd. .................     214,000       2,296,225
NGK Spark Plug Co. ...............     132,000         748,649
Republic Industries, Inc.*  ......     367,000       8,555,687
Toyoda Gosei .....................      11,000          39,793
                                                   -----------
                                                    18,081,281
                                                   -----------
AUTOS & TRUCKS (0.4%)
AutoZone, Inc.* ..................     161,700       4,689,300
Honda Motor Co. Ltd. .............       6,000         220,272
Isuzu Motors Ltd. ................      74,000         115,133
Seat Spa* ........................      40,000          15,602
                                                   -----------
                                                     5,040,307
                                                   -----------
FOOD SERVICES, LODGING (1.9%)
AAPC Ltd. ........................   1,500,000         615,619
Accor SA .........................      25,000       4,648,168
Compass Group PLC ................     540,000       6,646,509
International Fast Food Corp.*  ..       8,000           3,360
ITT Corp.* .......................      80,400       6,663,150
Jurys Hotel Group PLC ............     300,000       1,557,965
QPQ Corp.--Warrants* .............      32,700             128

                                       32

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Restaurant Brands NZ Ltd.*+  .....     220,100    $    217,262
Sanyo Pax Co. Ltd. ...............      50,000         433,033
Scandic Hotels AB*+ ..............       1,100          26,877
Selecta Group* ...................      11,200       1,503,047
Thistle Hotels PLC ...............     249,200         649,403
                                                  ------------
                                                    22,964,521
                                                  ------------
HOUSEHOLD FURNITURE, APPLIANCES (0.4%)
Hunter Douglas N.V. ..............      60,000       2,100,954
Industrie Natuzzi Spa (ADR)  .....     120,000       2,475,000
Moulinex* ........................      20,527         507,164
Sanyo Electric Co. Ltd. ..........     162,000         422,150
                                                  ------------
                                                     5,505,268
                                                  ------------
LEISURE RELATED (5.1%)
Canal Plus .......................      15,000       2,788,901
Capcom Co. Ltd. ..................       9,200          94,486
Carnival Corp. (Class A) .........       5,500         304,562
Cendant Corp.* ...................   1,058,100      36,372,187
Cinar Films, Inc. (Class B)*  ....      45,000       1,749,375
EMI Group PLC ....................     200,000       1,669,597
H.I.S. Company Ltd. ..............       7,700         133,964
Hoyts Cinemas Group+ .............   1,370,000       2,409,709
Imagineer Co. Ltd. ...............      40,400         315,831
KTM Motorradholding AG* ..........      17,780         898,044
Ladbroke Group PLC ...............     550,000       2,386,078
Mars Engineering Corp. ...........      30,600         168,860
NAMCO Ltd. .......................      19,200         557,716
Nelvana Limited*+ ................     130,000       2,500,962
Nintendo Co. Ltd. ................      13,800       1,353,823
Nippon Broadcasting System  ......      60,000       2,372,868
Rank Group PLC ...................     100,000         557,080
Tag Heuer International SA (ADR)*      143,200       1,181,400
Toei Co. Ltd. ....................      80,000         291,244
Tourism Holdings Ltd. ............     600,000         411,100
@Entertainment, Inc.* ............     404,700       4,502,287
                                                  ------------
                                                    63,020,074
                                                  ------------
PHOTO & OPTICAL (0.3%)
Luxottica Group (ADR) ............      20,000       1,250,000
Noritsu Koki Co. Ltd. ............     114,600       2,828,220
                                                  ------------
                                                     4,078,220
                                                  ------------
RETAIL--GENERAL (3.4%)
Aldeasa, SA* .....................      76,568       1,623,332
BAA PLC ..........................     100,000         818,366
Carpetright PLC ..................      20,000         151,184
Centros Comerciales Pryca SA  ....      30,000         446,997
Dixons Group PLC .................     450,000       4,518,265
Doshisha Co. .....................      37,000         181,491
Eiden Sakakiya Co. Ltd. ..........      75,000         278,789
Gucci Group N.V. .................       5,000         209,375
Homac Corp. ......................      33,300         168,191
Home Centers Ltd.* ...............     142,800       1,570,800
Home Depot, Inc. .................     155,600       9,160,950
Home Wide Corp. ..................      18,000          60,011
House of Fraser PLC ..............     550,000       1,816,673
Isetan Co. .......................     214,000         893,888
Japan Airport Terminal Co. Ltd. ..     183,800       1,155,133
Kokuyo Co. Ltd. ..................      29,000         500,096
Limited, Inc. ....................     321,300       8,193,150
MFI Furniture Group PLC ..........     100,000         198,018
Paris Miki, Inc. .................     101,900    $  1,093,390
Sato Corp. .......................     120,200       2,045,173
Smith (W.H.) Group PLC ...........     300,000       1,917,736
Sriwani Holdings BHD .............     680,000         180,075
S.T. Dupont* .....................      70,614         924,547
Swank International Manufacturing
 Co.* ............................   1,000,000         108,401
Thorn PLC ........................     428,570       1,112,748
Vendex International N.V. ........      14,400         794,693
Warehouse Group Ltd. .............     390,000       1,041,685
Xebio Co. ........................      15,200         121,157
                                                  ------------
                                                    41,284,314
                                                  ------------
 TOTAL CONSUMER CYCLICALS (15.9%)                  194,843,060
                                                  ------------
CONSUMER NONCYCLICALS
BEVERAGES (1.1%)
Bass PLC .........................      72,800       1,129,929
Diageo PLC .......................     700,000       6,436,002
Hartwall Oy AB ...................       9,000         742,990
Lion Nathan Ltd. .................      31,500          70,601
Louis Dreyfus Citrus .............      71,500       2,185,927
Panamerican Beverages, Inc.  .....      60,000       1,957,500
Quilmes Industrial Quins (ADR) ...      80,000       1,095,000
                                                  ------------
                                                    13,617,949
                                                  ------------
DRUGS (5.3%)
Astra AB (A Shares) ..............      90,000       1,558,584
Hafslund ASA (B Shares) ..........      80,000         381,272
Merck & Co., Inc. ................     122,100      12,973,125
Novartis AG ......................       1,358       2,203,670
Novartis AG (ADR) ................      20,000       1,624,900
Novo-Nordisk A/S (B Shares)  .....      35,000       5,005,911
Orion-Yhtymae Oy (B Shares)  .....     182,000       4,807,969
Pfizer, Inc. .....................      75,000       5,592,187
Roche Holdings AG Genusscheine  ..         450       4,469,189
Rohto Pharmaceutical Co. Ltd.  ...       4,000          25,752
Sankyo Co. Ltd. ..................     123,000       2,780,993
Santen Pharmaceutical Co. Ltd.  ..     312,000       3,586,894
Schering Plough Corp. ............      51,000       3,168,375
Smith & Nephew PLC ...............     275,000         813,436
Smithkline Beecham PLC ...........     400,000       4,095,114
Taisho Pharmaceutical Co. ........      44,000       1,122,974
Yamanouchi Pharmaceutical Co.
 Ltd. ............................     215,000       4,613,911
Zeneca Group PLC .................     180,000       6,321,135
                                                  ------------
                                                    65,145,391
                                                  ------------
FOODS (0.8%)
Avonmore Waterford Group PLC  ....     130,500         479,042
Fyffes PLC .......................   3,400,000       5,079,392
Karlshamns AB*+ ..................      20,000         312,346
Nestle SA ........................       1,000       1,498,802
Nutricia Verenigde Bedrijven
 N.V.+ ...........................      25,000         758,267
Oie Sangyo Co. Ltd. ..............       4,000          16,555
Shriram Industrial Enterprises
 Ltd. (GDR)*+ ....................     165,000         330,000
Viscofan Envoltura ...............      60,000       1,506,400
                                                  ------------
                                                     9,980,804
                                                  ------------

                                       33

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES (1.5%)
Australian Hospital Care Ltd.  ...     636,000    $    849,359
Boston Scientific Corp.* .........      92,300       4,234,262
Cochlear Ltd. ....................      20,000          65,145
Coloplast A/S B ..................       1,200          92,821
EDAP TMS SA (ADR)* ...............     365,000       2,555,000
Medtronic, Inc. ..................     176,500       9,233,156
NIC Corp. ........................       9,000          48,975
Nichii Gakkan Co.* ...............      15,000         517,340
Quest Medical, Inc.* .............     164,543       1,146,659
Scandinavian Mobility
 International A/S ...............      10,000          91,945
                                                  ------------
                                                    18,834,662
                                                  ------------
RETAIL--FOOD (0.8%)
Daimon Co. Ltd. ..................      27,800          55,398
Etablissements Economiques du
 Casino Guichard-Perrachon SA ....      13,590         756,443
Familymart Co. ...................      62,100       2,227,461
Kesko ............................      60,000         948,825
Loblaw Companies Ltd. ............      40,000         724,754
McBride PLC ......................     350,000       1,018,027
Santa Isabel S.A. (ADR) ..........      32,000         560,000
Seven-Eleven Japan Co. Ltd.  .....      49,000       3,470,090
                                                  ------------
                                                     9,760,998
                                                  ------------
TOBACCO (3.7%)
Imperial Tobacco Group PLC  ......     341,000       2,146,205
Japan Tobacco, Inc. ..............         150       1,064,572
Loews Corp. ......................     120,800      12,819,900
Philip Morris Cos., Inc. .........     429,200      19,448,125
RJ Reynolds BHD ..................     210,000         342,846
Seita ............................      66,000       2,368,697
Swedish Match AB .................   1,100,000       3,671,331
Tabacalera SA--A .................      40,000       3,242,534
                                                  ------------
                                                    45,104,210
                                                  ------------
 TOTAL CONSUMER NONCYCLICALS (13.2%)               162,444,014
                                                  ------------
CREDIT SENSITIVE
BANKS (4.2%)
Akita Bank .......................      82,000         320,521
AMMB Holdings BHD ................      30,000          19,668
Asahi Bank Ltd. ..................     140,000         568,691
Banco Latinoamericano de
 Exportaciones S.A. (E Shares) ...      60,000       2,482,500
Bank of Tokyo-Mitsubishi Ltd.  ...     250,000       3,448,937
Barclays Bank ....................      80,000       2,127,093
BHW Holding AG* ..................      25,000         409,961
BPI-SGPS SA* .....................      24,000         583,537
Chase Manhattan Corp. ............     126,488      13,850,436
Dai-Ichi Kangyo Bank .............     326,000       1,923,893
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................      37,400       1,863,856
First Union Corp. ................     116,000       5,945,000
Forenings Sparbanken AB
 (A Shares) ......................      32,000         727,465
Grupo Financiero Banamex Accival
 (B Shares)* .....................     150,000         448,511
Grupo Financiero Banorte (Class
 B)* .............................     178,750         311,815
Grupo Financiero Banorte--Rights
 (Class B)* ......................     178,750    $          0
HSBC Holdings PLC (H.K.$) ........      60,000       1,478,900
Mitsubishi Trust & Banking Corp.       100,000       1,004,024
NationsBank Corp. ................      57,000       3,466,312
Nordbanken Holding AB*+ ..........     309,000       1,747,390
Overseas-Chinese Bank ............      44,000         256,438
Shizuoka Bank Ltd. ...............      70,000         751,102
Skandinaviska Enskilda Banken
 (Series A) ......................     126,830       1,605,362
Standard Chartered PLC ...........     150,000       1,602,222
Sumitomo Bank Ltd. ...............     291,000       3,323,165
Suncorp-Metway Ltd.* .............      30,444          76,356
Toho Bank ........................     119,000         474,267
Union Bank of Norway .............       8,600         306,236
United Overseas Bank Ltd. ........     160,000         889,682
                                                  ------------
                                                    52,013,340
                                                  ------------
FINANCIAL SERVICES (4.9%)
American Express Co. .............     103,600       9,246,300
Americredit Corp.* ...............     206,700       5,723,006
Amvescap PLC .....................     270,000       2,320,510
CIT Group, Inc.* .................     110,700       3,570,075
CMIC Finance & Securities Public
 Co. Ltd. ........................     724,700               0
Credit Saison Co. ................     215,550       5,319,571
Dexia France .....................      10,000       1,158,096
Fleet Financial Group, Inc.  .....      53,700       4,024,144
Hong Leong Finance Ltd. ..........     160,000         172,227
JCG Holdings .....................     142,000          60,930
MBNA Corp. .......................     578,100      15,789,356
Morgan Stanley, Dean Witter,
 Discover & Co. ..................      71,800       4,245,175
Newcourt Credit Group, Inc.*  ....      84,000       2,803,500
Nichiei Co. Ltd. .................       9,700       1,033,378
Promise Co. Ltd. .................          10             555
PT Bunas Finance Indonesia  ......     800,000          47,273
Sanyo Shinpan Finance Co. Ltd.  ..      21,700         959,640
Takefuji Corp. ...................      81,800       3,755,371
                                                  ------------
                                                    60,229,107
                                                  ------------
INSURANCE (6.0%)
Acceptance Insurance Cos., Inc.* .      80,100       1,937,419
Aegon N.V. .......................      40,000       3,560,772
American International
 Group, Inc. .....................     144,375      15,700,781
ASR Verzekeringsgroep N.V.  ......      90,000       4,895,815
Corporacion Mapfre Cia Inter SA  .     140,000       3,712,504
Fairfax Financial Holdings Ltd.*         4,000         895,449
Fortis Amev N.V. .................      82,381       3,591,587
ING Groep N.V. ...................      90,000       3,790,595
Irish Life PLC ...................     175,000         999,406
Koa Fire & Marine ................      37,000         138,954
Mediolanum Spa+ ..................      15,000         282,363
Norwich Union PLC* ...............     250,000       1,602,222
Pacific & Orient BHD .............     220,000         100,681
Progressive Corp. ................      19,500       2,337,562
QBE Insurance Group Ltd. .........      15,651          70,424
Skandia Forsakrings AB ...........      30,000       1,415,005

                                       34

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Sumitomo Marine & Fire Insurance
 Co. .............................      25,000    $    132,209
Travelers Group, Inc. ............     424,699      22,880,659
20th Century Industries ..........     211,000       5,486,000
                                                  ------------
                                                    73,530,407
                                                  ------------
REAL ESTATE (2.8%)
Arden Realty, Inc. ...............     193,100       5,937,825
Castellum AB* ....................     340,000       3,382,914
Cheung Kong Holdings .............     126,000         825,203
Chubu Sekiwa Real Estate Ltd.  ...      16,000          83,878
City Developments Ltd. ...........     115,000         533,452
Daibiru Corp. ....................      46,000         336,693
Entertainment Properties Trust  ..     136,000       2,635,000
JP Realty, Inc. ..................      87,300       2,264,344
Macerich Co. .....................     151,700       4,323,450
MEPC PLC .........................     210,000       1,753,077
Mitsubishi Estate Co. ............      61,000         663,882
Pernas International Hotels
 Holdings BHD ....................     640,000         177,709
Prentiss Properties Trust ........      85,000       2,374,687
Sap Holdings BHD .................      66,000          24,605
Singapore Land Ltd. ..............     300,000         660,125
Sino Land Co. ....................   1,850,000       1,116,112
Spieker Properties, Inc. .........      82,700       3,545,762
Sumitomo Realty & Development Co.
 Ltd. ............................     364,000       2,092,355
Sun Communities, Inc. ............      41,000       1,473,437
                                                  ------------
                                                    34,204,510
                                                  ------------
UTILITY--ELECTRIC (3.2%)
British Energy PLC ...............   1,350,000       9,384,090
Cia Paranaense de Energia-Copel
 (ADR) ...........................     356,000       4,872,750
Electricidade de Portugal SA*  ...     127,005       2,404,849
Energy Group PLC .................      50,000         552,150
Enersis S.A. (ADR) ...............      45,000       1,305,000
EVN AG ...........................       8,394       1,103,118
Gas Y Electridad SA (Series 2)  ..       5,000         361,011
Hidroelectrica del Cantabrico  ...      45,000       1,973,088
Iberdrola SA .....................     270,000       3,553,331
Korea Electric Power (ADR)  ......      90,000         905,625
National Grid Group PLC ..........   1,000,000       4,749,150
National Power PLC ...............     420,000       4,141,127
Veba AG ..........................      50,000       3,404,764
                                                  ------------
                                                    38,710,053
                                                  ------------
UTILITY--GAS (0.3%)
General de Aguas d'Barcelona  ....      89,900       3,705,756
                                                  ------------
UTILITY--TELEPHONE (2.5%)
AT&T Corp. .......................      32,000       1,960,000
Electric Lightwave, Inc.* ........     205,000       3,049,375
Empresas Telex-Chile S.A. (ADR)  .      70,000         275,625
Hellenic Telecommunication
 Organization SA .................      52,546       1,076,596
Koninklijke PTT Nederland NV+ ....      30,000       1,251,695
Magyar Tavkozlesi Rt (ADR)*  .....     218,000       5,668,000
Portugal Telecom SA ..............      31,680       1,469,966
PT Indonesian Satellite (ADR)  ...      40,000         772,500
Telecom Italia Spa ...............      40,000         255,512
Telefonica de Espana .............     100,000       2,855,267
Telephone & Data Systems, Inc.  ..      56,700    $  2,640,094
Teleport Communications Group,
 Inc. (Class A)* .................     126,000       6,914,250
Videsh Sanchar Nigam Ltd. (GDR)*       148,000       1,912,900
                                                  ------------
                                                    30,101,780
                                                  ------------
 TOTAL CREDIT SENSITIVE (23.9%)                    292,494,953
                                                  ------------
ENERGY
COAL & GAS PIPELINES (0.4%)
OMV AG ...........................      37,200       5,153,782
                                                  ------------
OIL--DOMESTIC (0.3%)
Union Pacific Resources Group,
 Inc. ............................     149,300       3,620,525
                                                  ------------
OIL--INTERNATIONAL (0.8%)
Canadian Occidental ..............       8,000         181,000
Elf Aquitaine ....................      25,000       2,907,701
Orogen Minerals Ltd. .............     310,000         605,847
Renaissance Energy Ltd.* .........      80,000       1,650,985
Repsol SA ........................      65,000       2,773,220
Southern Pacific Petroleum*  .....     850,000       1,522,762
                                                  ------------
                                                     9,641,515
                                                  ------------
OIL--SUPPLIES & CONSTRUCTION (5.6%)
Baker Hughes, Inc. ...............      50,000       2,181,250
BJ Services Co.* .................      64,000       4,604,000
Bouygues Offshore SA (ADR)  ......     117,000       2,544,750
Canadian Fracmaster Ltd.
 Installment Receipt*+ ...........     571,500       4,797,649
Coflexip (ADR) ...................      65,000       3,607,500
Dresser Industries, Inc. .........     220,100       9,230,444
Fugro N.V.* ......................      80,000       2,438,291
Halliburton Co. ..................     167,400       8,694,337
Nabors Industries, Inc.* .........     320,600      10,078,862
Noble Drilling Corp.* ............     179,000       5,481,875
Rowan Cos., Inc.* ................      94,000       2,867,000
Santa Fe International Corp.  ....      84,500       3,438,094
Schlumberger Ltd. ................      36,400       2,930,200
Transocean Offshore, Inc. ........     112,000       5,397,000
Tubos de Acero de Mexico SA
 (ADR)* ..........................     10,000          216,250
                                                  ------------
                                                    68,507,502
                                                  ------------
 TOTAL ENERGY (7.1%) .............                  86,923,324
                                                  ------------
TECHNOLOGY
ELECTRONICS (6.4%)
Austria Mikro System
 International ...................      4,000          202,668
Cisco Systems, Inc.* .............    559,950       31,217,213
EMC Corp.* .......................     60,000        1,646,250
Enplas Corp. .....................     56,000          755,394
Fujimi, Inc. .....................     26,300        1,118,720
Hoya Corp. .......................     76,000        2,388,197
Micronics Japan Co. Ltd. .........     68,000        1,172,638
Navia ASA* .......................     80,000          281,621
Network Associates, Inc.* ........    116,000        6,133,500
Nikon Corp. ......................    138,000        1,364,399
Rohm Co. Ltd. ....................     25,000        2,548,381
Sankyo Engineering Co. ...........      1,000            3,066
Sanmina Corp.* ...................     44,000        2,981,000
SCI Systems, Inc.* ...............      3,400          148,113

                                       35

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Solectron Corp.* .................      57,200   $    2,377,375
Sterling Commerce, Inc.* .........     252,660        9,711,619
TDK Corp. ........................      59,000        4,449,588
Teradyne, Inc.* ..................      44,000        1,408,000
Tokyo Cathode Laboratory Co.* ....      28,600          282,767
Tokyo Electron ...................      10,000          320,368
TOWA Corp. .......................      18,600          386,327
Yamaichi Electronics Co. Ltd.  ...      27,000          434,566
Yokogawa Electric Corp. ..........     353,000        2,180,632
3Com Corp.* ......................     127,700        4,461,519
                                                 --------------
                                                     77,973,921
                                                 --------------
OFFICE EQUIPMENT (2.7%)
Canon, Inc. ......................      38,000          885,380
Ceridian Corp.* ..................     342,700       15,699,944
Ricoh Elemex Corp. ...............      30,000          218,433
Sterling Software, Inc.* .........     383,600       15,727,600
                                                 --------------
                                                     32,531,357
                                                 --------------
OFFICE EQUIPMENT SERVICES (0.7%)
Data Communication System Co. ....      63,000          830,504
Fuji Soft ABC, Inc. ..............      50,910        1,744,148
INES Corp. .......................      59,000          456,716
Misys (Jersey) Ltd.* .............      34,285        1,036,669
Misys PLC ........................     120,000        3,628,416
Nippon System Development ........      44,000          903,775
Turbon International AG ..........      27,500          594,652
                                                 --------------
                                                      9,194,880
                                                 --------------
TELECOMMUNICATIONS (7.2%)
Brooks Fiber Properties, Inc.*  ..     139,500        7,672,500
Corecomm, Inc.* ..................       7,600           76,950
DDI Corp. ........................         384        1,015,367
DSC Communications Corp.* ........      64,000        1,528,000
Energis PLC* .....................     964,000        4,039,571
E.R.G. Limited ...................   2,167,360        1,821,382
Filtronic Comtek PLC .............   1,199,000        8,718,675
MCI Communications Corp. .........     366,000       15,669,375
NetCom Systems AB
 (B Shares)*+ ....................      85,000        1,825,275
Nextel Communications, Inc.
 (Class A)* ......................     207,700        5,400,200
SK Telecom Co. Ltd. (ADR)*  ......     373,437        2,427,339
Tadiran Telecommunications Ltd. ..     130,000        1,803,750
Tele-Communications TCI Ventures
 Group (Class A)* ................     345,175        9,772,767
United States Cellular Corp.*  ...      38,600        1,196,600
Videsh Sanchar Nigam Ltd. (GDR)*+       12,000          167,160
Vodafone Group PLC ...............     700,000        5,049,874
WorldCom, Inc.* ..................     681,404       20,612,471
                                                 --------------
                                                     88,797,256
                                                 --------------
 TOTAL TECHNOLOGY (17.0%) ........                  208,497,414
                                                 --------------
DIVERSIFIED
MISCELLANEOUS (1.4%)
BTR PLC ..........................     170,000          514,026
Cie Generale de Eaux .............      30,000        4,187,090
Corp Financiera Reunida SA*  .....      60,000          320,971
Crean (James) PLC--Units .........     495,000        1,007,128
Hanson PLC .......................      62,500          278,977
Indonesia Fund, Inc.* ............      20,000           92,500
International UNP Holdings*  .....     450,000   $       37,777
International UNP
 Holdings--Warrants* .............     225,000                0
Lippo China Resources Ltd.  ......   2,000,000          294,232
Mitsubishi Corp. .................      42,000          331,558
Sime Darby BHD ...................     800,000          769,251
Swire Pacific Ltd. (Class A)  ....     140,000          767,841
Taiwan Fund, Inc. ................      15,000          247,500
Tomkins PLC ......................     300,000        1,434,605
Tyco International Ltd. ..........     154,984        6,983,966
                                                 --------------
 TOTAL DIVERSIFIED (1.4%) ........                   17,267,422
                                                 --------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (91.0%)
 (Cost $973,440,400) .............                1,115,718,598
                                                 --------------
PREFERRED STOCKS:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
Republic Industries, Inc.
 6.5% Exch. Conv. ................      50,000        1,175,000
                                                 --------------
PRINTING, PUBLISHING &
 BROADCASTING (0.1%)
ProSieben Media AG* ..............      25,000        1,146,502
                                                 --------------
 TOTAL BUSINESS SERVICES (0.2%) ..                    2,321,502
                                                 --------------
CONSUMER CYCLICALS
LEISURE RELATED (0.1%)
Village Roadshow Ltd. ............     440,000          904,628
                                                 --------------
RETAIL--GENERAL (0.0%)
Fielmann AG ......................       6,000          130,076
                                                 --------------
 TOTAL CONSUMER CYCLICALS (0.1%)                      1,034,704
                                                 --------------
CONSUMER NONCYCLICALS
CONTAINERS (0.0%)
Dixie Toga SA* ...................     228,000          116,447
                                                 --------------
HOSPITAL SUPPLIES & SERVICES (0.1%)
Fresenius AG .....................       3,100          563,495
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (0.1%)                     679,942
                                                 --------------
TECHNOLOGY
TELECOMMUNICATIONS (0.4%)
Nokia Oyj (A Shares) .............      44,000        3,123,859
WorldCom, Inc.
 8.0% Conv. ......................      22,000        2,310,000
                                                 --------------
 TOTAL TECHNOLOGY (0.4%) .........                    5,433,859
                                                 --------------
 TOTAL PREFERRED STOCKS (0.8%)
  (Cost $6,622,322) ..............                    9,470,007
                                                 --------------

                                    PRINCIPAL
                                      AMOUNT
                                      ------
LONG-TERM DEBT SECURITIES:
CONSUMER NONCYCLICALS (0.1%)
FOODS
Burns, Philp & Co. Ltd.
 5.5% Conv., 04/30/04 ............  $2,000,000        1,100,000
                                                 --------------
CREDIT SENSITIVE (0.0%)
BANKS
Grupo Financiero Banorte
 Zero Coupon, 12/05/02 ...........       1,657           20,558
                                                 --------------

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

============================================================
                                  PRINCIPAL        VALUE
                                   AMOUNT        (NOTE 1)
------------------------------------------------------------
TECHNOLOGY (0.1%)
ELECTRONICS
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ ....................  $ 1,055,000  $    1,447,988
                                              --------------
DIVERSIFIED (0.0%)
MISCELLANEOUS
Brierley Investments Ltd.
 9.0% Conv. Sub. Note,
 06/30/98......................       27,900          18,144
                                              --------------
TOTAL LONG-TERM DEBT SECURITIES (0.2%)
 (Amortized Cost $3,073,944)  .                    2,586,690
                                              --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (7.7%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ...........   93,900,000      93,884,350
                                              --------------
TOTAL SHORT-TERM DEBT SECURITIES (7.7%)
 (Amortized Cost $93,884,350)                     93,884,350
                                              --------------
TOTAL INVESTMENTS (99.7%)
 (Cost/Amortized Cost $1,077,021,016)          1,221,659,645
OTHER ASSETS
 LESS LIABILITIES (0.3%)  .....                    3,727,350
                                              --------------
NET ASSETS (100.0%) ...........               $1,225,386,995
                                              ==============

------------
*     Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $36,393,721 or 3.0% of net assets.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
ARGENTINA (0.1%)
Quilmes Industrial Quins (ADR) ...    15,000      $  205,314
                                                  ----------
AUSTRALIA
AAPC Ltd. ........................   180,000          73,874
Aristocrat Leisure Ltd. ..........    10,000          19,870
Brambles Industries Ltd. .........    60,000       1,190,197
Broken Hill Proprietary Co. Ltd. .    30,000         278,494
Cochlear Ltd. ....................     8,000          26,058
E.R.G. Limited ...................   825,000         693,304
GIO Australia Holdings Ltd.  .....   200,000         511,127
Great Central Mines Ltd. .........    60,000          64,493
Hoyts Cinemas Group + ............   450,000         791,510
National Australia Bank Ltd.  ....     4,900          68,407
News Corp. Ltd. ..................     5,900          32,555
Oil Search Ltd. ..................   360,000         650,563
Orogen Minerals Ltd. (GDR) +  ....    50,000         977,600
QBE Insurance Group Ltd. .........    82,064         369,251
QCT Resources Ltd. ...............   200,000         161,559
Southern Pacific Petroleum*  .....   250,000         447,871
Spectrum Network Systems Ltd.*+ ..   595,338         127,985
Suncorp-Metway Ltd.* .............   297,321         745,704
Westralian Sands Ltd. ............    11,472          26,904
WMC Ltd. .........................    22,000          76,676
                                                  ----------
 TOTAL AUSTRALIA (3.8%) ..........                 7,334,002
                                                  ----------
AUSTRIA
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................     5,610         279,579
EVN AG............................       800         105,134
KTM Motorradholding AG* ..........    10,000         505,086
OMV AG ...........................     3,000         415,628
VA Technologie AG ................     1,000         151,843
                                                  ----------
 TOTAL AUSTRIA (0.8%) ............                 1,457,270
                                                  ----------
BELGIUM
Electrabel SA.....................       250          57,826
Petrofina SA .....................       110          40,600
Tractebel Investment
 International Capital ...........       350          30,513
Tractebel Investment
 International Capital-Warrants* .        70               0
Virgin Express Holdings PLC
 (ADR)* ..........................    50,000       1,037,500
                                                  ----------
 TOTAL BELGIUM (0.6%) ............                 1,166,439
                                                  ----------
BRAZIL (0.8%)
Cia Paranaense de Energia-Copel
 (ADR) ...........................   115,000       1,574,064
                                                  ----------
CANADA
Canadian Fracmaster Ltd.*+  ......   214,300       1,799,014
Cinar Films, Inc. (Class B)*  ....     8,000         307,000
Fairfax Financial Holdings Ltd.*       1,000         223,862
Leitch Technology Corp.* .........    20,000         601,630
Renaissance Energy Ltd.* .........    25,000         515,933
Rofin-Sinar Technologies, Inc.*  .    40,000         485,000
                                                  ----------
 TOTAL CANADA (2.0%) .............                 3,932,439
                                                  ----------
CHILE
Enersis S.A. (ADR) ...............     1,000      $   29,000
Santa Isabel S.A. (ADR) ..........     8,000         140,000
                                                  ----------
 TOTAL CHILE (0.1%) ..............                   169,000
                                                  ----------
DENMARK
Carli Gry International A/S  .....    15,600         876,545
Coloplast A/S B ..................     6,000         464,105
Novo-Nordisk A/S (B Shares)  .....     5,000         715,130
Scandinavian Mobility
 International A/S ...............     5,000          45,973
                                                  ----------
 TOTAL DENMARK (1.1%) ............                 2,101,753
                                                  ----------
FINLAND
Hartwall Oy AB ...................    12,200       1,007,164
KCI Konecranes International  ....    18,000         594,392
Kesko ............................    20,000         316,275
Nokia Oyj (A Shares) .............     3,000         210,000
Orion-Yhtyma Oy (B Shares)  ......    56,000       1,479,375
Rauma Oy .........................    13,900         216,751
                                                  ----------
 TOTAL FINLAND (2.0%) ............                 3,823,957
                                                  ----------
FRANCE
Accor SA .........................     8,000       1,487,414
Alcatel Alsthom ..................     3,500         444,878
Banque Nationale de Paris ........       700          37,207
Bouygues Offshore SA (ADR)  ......    36,000         783,000
Canal Plus .......................     3,000         557,780
Carrefour ........................       225         117,388
Cie Financiere de Paribas A  .....       750          65,174
Cie Generale de Eaux .............     7,000         976,988
Cie Generale de Geophysique SA
 (ADR)* ..........................    80,000       2,050,000
Cie de St. Gobain ................       250          35,515
Coflexip (ADR) ...................     3,000         166,500
EDAP TMS SA (ADR)* ...............   123,000         861,000
Elf Aquitaine ....................     7,000         814,156
Groupe Danone ....................       500          89,308
Havas ............................       350          25,181
Lafarge SA .......................     6,130         402,216
L'Air Liquide ....................       550          86,085
L'Oreal ..........................       495         193,690
Louis Dreyfus Citrus .............    20,300         620,620
Michelin (CGDE), (Class B)  ......     7,000         352,413
Moulinex* ........................    38,000         938,872
Peugeot SA .......................       250          31,528
Pinault Printemps ................       150          80,028
Schneider SA .....................       800          43,439
Seita ............................    18,000         646,008
Societe Generale .................       550          74,936
S.T. Dupont*+ ....................    34,900         456,944
Suez Lyonnaise des Eaux ..........       400          44,264
                                                  ----------
 TOTAL FRANCE (6.4%) .............                12,482,532
                                                  ----------
GERMANY
Allianz AG .......................     1,500         386,892
Apcoa Parking AG+ ................       800          58,701
Bayer AG .........................     4,500         166,972
B.U.S. Berzelius Umwelt-Service
 AG ..............................    28,000         373,551
Daimler-Benz AG ..................     2,000         141,193

                                       38

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Deutsche Bank AG .................      3,250     $  227,271
Dresdner Bank AG .................      2,850        129,592
Gerresheimer Glas AG .............     30,000        420,245
Linde AG .........................         50         30,323
Lufthansa AG .....................     54,500      1,023,986
Pfeiffer Vacuum Technology (ADR)*      10,000        280,000
RWE AG ...........................      1,850         99,238
SAP AG ...........................        500        151,616
Schering AG ......................        400         38,578
SGL Carbon AG+ ...................      8,000      1,022,819
Siemens AG .......................      2,500        150,782
SKW Trostberg AG .................      3,000         95,222
Thyssen AG .......................        150         32,019
Turbon International AG ..........      3,000         64,871
Veba AG ..........................      5,150        350,691
Viag AG ..........................        150         82,131
                                                  ----------
 TOTAL GERMANY (2.8%) ............                 5,326,693
                                                  ----------
GREECE
A.G. Petzetakis SA* ..............    200,000      1,077,237
Hellenic Telecommunication
 Organization SA .................     15,120        309,788
                                                  ----------
 TOTAL GREECE (0.7%) .............                 1,387,025
                                                  ----------
HONG KONG
Aeon Credit Service (Asia) Co.
 Ltd. ............................    924,000        202,710
Cheung Kong Holdings .............     50,000        327,462
Cosco Pacific Ltd. ...............     80,000         65,041
Giordano International Ltd.*  ....    200,000         69,041
Hang Seng Bank ...................      5,000         48,232
HSBC Holdings PLC (H.K. $)  ......     14,000        345,077
Hutchison Whampoa ................     12,000         75,261
JCG Holdings .....................    250,000        107,272
Swire Pacific Ltd. (Class A) .....     40,000        219,383
Television Broadcasts Ltd.  ......     86,000        245,270
                                                  ----------
 TOTAL HONG KONG (0.9%) ..........                 1,704,749
                                                  ----------
HUNGARY (0.9%)
Magyar Tavkozlesi Rt (ADR)*  .....     70,000      1,820,000
                                                  ----------
INDIA
Videsh Sanchar Nigam Ltd. (GDR)*       45,000        581,625
Videsh Sanchar Nigam Ltd. (GDR)*+       2,000         27,860
                                                  ----------
 TOTAL INDIA (0.3%) ..............                   609,485
                                                  ----------
INDONESIA
Gulf Indonesia Resources Ltd.*  ..     51,200      1,126,400
PT Bunas Finance Indonesia  ......    200,000         11,818
PT Citatah .......................    377,500         49,761
PT Great River International  ....  1,367,000        111,845
PT Indosat (ADR) .................     12,000        231,750
                                                  ----------
 TOTAL INDONESIA (0.8%) ..........                 1,531,574
                                                  ----------
IRELAND
Avonmore Waterford Group PLC  ....    464,000      1,703,261
Crean (James) PLC--Units .........     60,000        122,076
Fyffes PLC .......................    900,000      1,344,545
Irish Life PLC ...................    200,000      1,136,049
Irish Continental Group PLC ......     20,000        244,721
                                                  ----------
 TOTAL IRELAND (2.3%) ............                 4,550,652
                                                  ----------
ISRAEL (0.1%)
Home Centers Ltd.* ...............     15,400     $  169,400
                                                  ----------
ITALY
Assicurazioni Generali ...........      5,500        135,090
Banca Commerciale Italiana  ......     10,000         34,765
Danieli & Co. ....................     24,800        170,334
Esaote Biomedica Spa .............     64,000        169,497
Fiat Spa .........................     22,000         63,985
Gildemeister Italiana Spa*  ......     42,875        145,664
Industrie Natuzzi Spa (ADR)  .....     20,000        412,500
Istituto Mobiliare Italiano  .....      2,500         29,678
Istituto Naz Delle Assicurazioni       22,500         45,598
Mediaset Spa .....................    140,000        687,733
Mediolanum Spa + .................      4,000         75,297
Parmalat Finanziaria Spa .........    300,000        429,056
Telecom Italia Spa ...............      2,775         17,726
Zucchini Spa .....................     70,000        502,544
                                                  ----------
 TOTAL ITALY (1.5%) ..............                 2,919,467
                                                  ----------
JAPAN
Aiful Corp.* .....................     13,800        936,041
Akita Bank .......................     23,000         89,902
Asahi Bank Ltd. ..................     32,000        129,987
Asahi Diamond Industry Co. Ltd.  .     24,000        104,664
Asahi Glass Co. Ltd. .............     10,000         47,519
Asatsu, Inc. .....................     17,200        247,833
Bank of Tokyo-Mitsubishi Ltd.  ...     70,000        965,702
Bridgestone Corp. ................      4,000         86,760
Bridgestone Metalpha Corp.  ......      9,000         33,455
Canon, Inc. ......................     13,000        302,893
Capcom Co. Ltd. ..................      2,600         26,702
Credit Saison Co. ................     63,000      1,554,781
Daibiru Corp. ....................     14,000        102,472
Dai-Ichi Kangyo Bank .............     86,000        507,530
Dai Nippon Printing Co. Ltd.  ....      3,000         56,333
Daiseki Co. Ltd. .................      6,400         66,220
Daito Trust Construction Co.
 Ltd..............................     22,000        134,386
Daiwa House Industry Co. Ltd. ....      2,000         10,577
Data Communication System Co. ....     21,000        276,835
DDI Corp. ........................        115        304,081
Denso Corp. ......................      4,000         72,044
Doshisha Co. .....................      1,000          4,905
Eiden Sakakiya Co. Ltd. ..........     18,000         66,909
Enplas Corp. .....................     19,000        256,294
Enshu* ...........................     34,000         42,476
Familymart Co. ...................     19,000        681,510
Fanuc Ltd.........................        900         34,075
Fuji Bank Ltd. ...................     11,000         44,514
Fuji Soft ABC, Inc. ..............     16,400        561,855
Fujikura Ltd. ....................    104,000        688,684
Fujimi, Inc. .....................      8,600        365,817
H.I.S. Company Ltd. ..............      1,100         19,138
Hitachi Ltd. .....................     16,000        114,045
Hitachi Plant Engineering &
 Construction Co. ................     18,000         40,146
Homac Corp. ......................      7,000         35,355
Home Wide Corp. ..................     15,000         50,010
Honda Motor Co. Ltd...............      5,000        183,560
Hoya Corp. .......................     24,000        754,167
Imagineer Co. Ltd. ...............     13,000        101,629

                                       39

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Industrial Bank of Japan .........     9,000      $   64,150
INES Corp. .......................    20,000         154,819
Isetan Co. .......................    63,000         263,154
Ishihara Sangyo Kaisha Ltd.*  ....    62,000          68,902
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............    62,000          92,661
Ito Yokado Co. Ltd. ..............     2,000         101,935
Japan Airport Terminal Co. Ltd. ..    53,000         333,091
Japan Industrial Land Development     13,000          31,385
Japan Tobacco, Inc. ..............        45         319,372
Kaneshita Construction ...........    12,000          54,263
Kawasaki Heavy Industries Ltd.  ..    96,000         148,626
Kawasaki Steel Corp...............    10,000          13,642
Keyence Corp. ....................       200          29,584
Kikuchi Co. Ltd.* ................    10,000          30,274
King Co. .........................    38,000          36,405
Kirin Brewery Co. ................     4,000          29,124
Koa Fire & Marine ................    10,000          37,555
Kokuyo Co. Ltd. ..................    13,000         224,181
Komatsu Ltd. .....................     4,000          20,080
Kubota Corp. .....................     6,000          15,819
Mabuchi Motor Co. ................     8,600         437,003
Matsuda Sangyo Co. Ltd. ..........     8,000          48,316
Meitec ...........................    51,000       1,434,528
Micronics Japan Co. Ltd. .........    18,000         310,404
Minebea Co. ......................    70,000         751,102
Misawa Ceramic Corp. .............    16,000          39,241
Mitsubishi Corp. .................    14,000         110,519
Mitsubishi Estate Co. ............    10,000         108,833
Mitsubishi Heavy Industries Ltd. .   110,000         458,632
Mitsubishi Materials Corp.  ......     6,000           9,657
Mitsubishi Trust & Banking Corp.      31,000         311,247
Mitsui & Co. .....................     6,000          35,501
Mitsui Home Co. Ltd. .............    24,000         130,600
NAMCO Ltd. .......................     5,200         151,048
Namura Shipbuilding ..............    14,000          31,654
Nanno Construction Co. Ltd.  .....    15,000          12,071
NGK Spark Plug Co. ...............    40,000         226,863
NIC Corp. ........................    42,000         228,550
Nichiei Co. Ltd. .................     3,900         415,482
Nichiha Corp. ....................    54,400         332,717
Nichii Gakkan Co.* ...............    14,000         482,851
Nikon Corp. ......................    45,000         444,913
Nintendo Co. Ltd..................     4,000         392,412
Nippon Broadcasting System  ......    18,000         711,861
Nippon Denwa Shisetsu ............    22,000          84,307
Nippon Paper Industries Co.  .....    20,000          78,482
Nippon Steel Corp. ...............    27,000          39,939
Nippon System Development ........    12,000         246,484
Nippon Television Network Corp.  .     1,800         528,377
Nireco ...........................    13,000          47,825
Nitta Corp. ......................    31,000         313,623
Nitto Kohki Co. Ltd. .............    25,200         274,259
Nomura Securities Co. ............     8,000         106,687
Noritsu Koki Co. Ltd. ............    34,600         853,895
Ohmoto Gumi Co. Ltd. .............    10,000          42,920
Oie Sangyo Co. Ltd. ..............    13,000          53,803
Oji Paper Co. Ltd. ...............    14,000          55,689
Oriental Construction Co. ........     9,000          39,318
Paris Miki, Inc. .................    31,000      $  332,631
PS Corp. .........................    18,900          71,703
Raito Kogyo Co. Ltd. .............    40,000         173,213
Ricoh Elemex Corp. ...............     9,000          65,530
Rohm Co. Ltd. ....................     8,000         815,482
Sankyo Co. Ltd. ..................    38,000         859,168
Santen Pharmaceutical Co. Ltd.  ..    88,000       1,011,688
Sanyo Chemicals Industries Ltd. ..     9,000          52,424
Sanyo Electric Co. Ltd. ..........    44,000         114,658
Sanyo Engineering & Construction
 Co. .............................    22,000          79,249
Sanyo Pax Co. Ltd. ...............    24,000         207,856
Sanyo Shinpan Finance Co. Ltd.  ..     6,200         274,183
Sato Corp. .......................    38,500         655,068
Sekisui House Ltd. ...............     3,000          19,291
Seven-Eleven Japan Co. Ltd.  .....    14,200       1,005,618
Shimizu Corp. ....................     3,000           6,944
Shizuoka Bank Ltd. ...............    23,000         246,791
Sho Bond Corp. ...................    42,500         768,730
Sodick Co.* ......................   100,000         286,645
Sony Corp. .......................     1,000          88,906
SMC Corp. ........................     9,100         802,069
Suido Kiko Kaisha ................     8,000          16,064
Sumitomo Bank Ltd. ...............    90,000       1,027,783
Sumitomo Forestry Co. ............    10,000          48,668
Sumitomo Metal Industries ........   212,000         271,347
Sumitomo Realty & Development Co.
 Ltd. ............................   109,000         626,557
Taisei Corp. .....................     4,000           6,561
Taisho Pharmaceutical Co. ........    20,000         510,443
Takara Printing Co. ..............    12,000          35,869
Takefuji Corp. ...................    26,060       1,196,393
Takihyo Co. Ltd. .................    14,000          61,161
TDK Corp. ........................    18,000       1,357,501
Toda Corp. .......................    14,000          38,092
Toei Co. Ltd. ....................    26,000          94,654
Toho Bank ........................    40,000         159,418
Toho Titanium* ...................    38,000         320,368
Tokio Marine & Fire Insurance Co.      6,000          68,059
Tokyo Broadcasting System, Inc. ..    35,000         442,614
Tokyo Cathode Laboratory Co.* ....    19,700         194,773
Tokyo Electric Power Co. .........     7,000         127,687
Tokyo Electron ...................     1,000          32,037
Toso Co. Ltd. ....................    18,000          82,085
TOWA Corp. .......................     5,300         110,082
Toyoda Gosei .....................    20,000          72,351
Wesco, Inc. ......................     6,200          15,206
Xebio Co. Ltd. ...................     3,200          25,507
Yamaichi Electronics Co. Ltd. ....    22,000         354,091
Yamanouchi Pharmaceutical Co.
 Ltd. ............................    68,000       1,459,283
Yamato Transport Co. Ltd..........     6,000          80,475
Yaskawa Electric Corp. ...........    10,000          24,909
Yokogawa Electric Corp. ..........    96,000         593,033
                                                 -----------
 TOTAL JAPAN (20.6%) .............                39,943,359
                                                 -----------
MALAYSIA
AMMB Holdings BHD ................    50,000          32,781
Arab Malaysian Finance BHD  ......   140,000          28,076
Guinness Anchor BHD ..............    30,000          37,023
Hong Leong Bank BHD ..............   140,000          92,146

                                       40

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
IOI Corp. BHD ....................   100,000      $    32,395
Kim Hin Industry BHD .............    12,000            2,113
Kumpulan Guthrie BHD .............    33,000           21,211
Lingkaran Trans Kota Holdings
 BHD* ............................   130,000           82,890
Magnum Corp. BHD .................    74,000           44,520
Malayan Banking BHD ..............    24,000           69,726
Mancon BHD .......................    76,666           27,793
Metacorp BHD .....................   120,000           50,906
Pacific & Orient BHD .............    80,000           36,611
Pernas International Hotels
 Holdings BHD ....................   462,000          128,284
Resorts World BHD ................    20,000           33,680
RJ Reynolds BHD ..................    70,000          114,282
Sap Holdings BHD..................    36,000           13,421
Sime Darby BHD ...................   150,000          144,234
Sriwani Holdings BHD .............   180,000           47,667
Star Publications BHD ............    25,000           28,538
Talam Corp. BHD ..................   315,000           74,508
Tanjong PLC ......................   100,000          165,831
UMW Holdings BHD .................   150,000          113,768
                                                  -----------
 TOTAL MALAYSIA (0.7%) ...........                  1,422,404
                                                  -----------
MEXICO
Bufete Industrial S.A.* ..........    10,000           97,500
Elamex S.A. de C.V.* .............    32,600          244,500
Grupo Electra S.A. de C.V.  ......   500,000          882,134
Grupo Financiero Banamex Accival
 (B Shares)* .....................    50,000          149,504
Grupo Industrial Saltillo SA
 (B Shares).......................   236,000          898,908
Industrias CH S.A. (B Shares)*  ..   120,000          714,640
Kimberly-Clark de Mexico S.A. de
 C.V. ............................    30,000          710,757
Panamerican Beverages, Inc.  .....    10,000          326,250
Sanluis Corporacion S.A. de
 C.V.*............................    28,000          227,543
                                                  -----------
 TOTAL MEXICO (2.2%) .............                  4,251,736
                                                  -----------
NETHERLANDS
ABN Amro Holding N.V. ............     5,824          113,455
Aegon N.V. .......................     8,000          712,154
Akzo Nobel N.V. ..................     3,000          517,249
ASR Verzekeringsgroep N.V.  ......    21,400        1,164,116
Content Beheer N.V. + ............    30,000          739,773
Elsevier N.V. ....................    16,955          274,270
Fortis Amev N.V. .................    10,000          435,973
Fugro N.V.* ......................    30,000          914,359
Gucci Group N.V. .................     2,000           83,750
Heineken N.V. ....................       233           40,564
Hunter Douglas N.V. ..............     6,000          210,095
IHC Caland N.V. ..................     4,000          207,531
ING Groep N.V. ...................    28,000        1,179,296
KLM ..............................     1,700           62,881
Koninklijke Nedlloyd Groep N.V.+ .     2,250           51,044
Kon. PTT Nederland + .............     8,000          333,785
Nutricia Verenigde Bedrijven
 N.V.+ ...........................    19,000          576,283
Royal Dutch Petroleum ............     9,948          546,057
Unilever N.V. CVA ................     2,968          182,970
Unique International N.V. ........    30,000          639,164
Vedior N.V. CVA...................    70,000        1,260,079
Vendex International N.V. ........     3,600          198,673
                                                  -----------
 TOTAL NETHERLANDS (5.4%) ........                 10,443,521
                                                  -----------
NEW ZEALAND
Air New Zealand Ltd. (B Shares) ..   109,000      $   218,353
Restaurant Brands NZ Ltd.*+  .....   312,500          308,470
Sky City Ltd. ....................    35,300          119,907
Tourism Holdings Ltd. ............    15,000           10,277
Warehouse Group Ltd. .............   110,000          293,809
                                                  -----------
 TOTAL NEW ZEALAND (0.5%) ........                    950,816
                                                  -----------
NORWAY
Alvern Norway ASA* ...............   120,000          284,329
Choice Hotels Scandinavia ASA*+  .   472,500        1,599,353
Frontline Ltd.* ..................   300,000        1,210,431
Hafslund ASA .....................     5,000           23,830
Navia ASA* .......................    94,000          330,905
Norsk Hydro ASA ..................     1,100           53,542
Tomra Systems ASA ................    58,000        1,295,730
Union Bank of Norway .............    12,000          427,306
                                                  -----------
 TOTAL NORWAY (2.7%) .............                  5,225,426
                                                  -----------
PANAMA (0.4%)
Banco Latinoamericano de
 Exportaciones S.A.
 (E Shares) ......................    20,000          827,500
                                                  -----------
PERU (0.7%)
Telefonica del Peru S.A. (ADR)  ..    54,000        1,258,875
                                                  -----------
POLAND (0.7%)
@Entertainment, Inc.* ............   117,000        1,301,625
                                                  -----------
PORTUGAL
BPI-SGPS SA* .....................    20,000          486,281
Brisa-Auto Estradas de Portugal
 SA* .............................     5,600          200,602
Electricidade de Portugal SA* ....    38,105          721,521
Portugal Telecom SA ..............     8,710          404,148
Telecel Comunicacoes Pessoais SA*     13,290        1,416,011
                                                  -----------
 TOTAL PORTUGAL (1.7%) ...........                  3,228,563
                                                  -----------
SINGAPORE
City Developments Ltd. ...........    50,000          231,936
GP Batteries International Ltd.  .   140,000          364,674
Great Eastern Life Assurance Co. .     7,000           42,046
Keppel Fels Ltd. .................    88,000          245,971
Singapore Airlines Ltd. ..........    50,000          327,089
Singapore Land Ltd. ..............    93,000          204,639
United Overseas Bank Ltd. ........    40,000          222,420
                                                  -----------
 TOTAL SINGAPORE (0.8%) ..........                  1,638,775
                                                  -----------
SOUTH KOREA (0.2%)
SK Telecom Co. Ltd. (ADR)*........    65,776          427,544
                                                  -----------
SPAIN
Aldeasa SA* ......................    24,745          524,623
Aguas de Barcelona ...............     6,060          249,798
Banco Bilbao Vizcaya SA ..........     4,881          157,948
Banco de Valencia ................    30,000          648,835
Banco Santander SA ...............     3,468          115,867
Catalana Occidente SA + ..........    15,600          794,591
Catalana Occidente SA ............     5,400          275,051
Construcciones y Auxiliar de
 Ferrocarriles SA ................       500           18,444
Corp Financiera Reunida SA*  .....   100,000          534,952
Corporacion Mapfre Cia Inter SA ..    36,000          954,644

                                       41

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Endesa SA.........................     4,488      $   79,685
Gas Y Electridad SA (Series 2)  ..    14,000       1,010,830
Hidroelectrica del Cantabrico  ...    10,000         438,464
Iberdrola SA .....................    35,668         469,408
Portland Valderrivas SA ..........     3,800         341,713
Repsol SA ........................     4,392         187,384
Tabacalera SA-A ..................    12,200         988,973
Telefonica de Espana .............    26,528         757,445
                                                  ----------
 TOTAL SPAIN (4.4%) ..............                 8,548,655
                                                  ----------
SWEDEN
Astra AB (A Shares) ..............    20,000         346,352
Castellum AB* ....................    79,000         786,030
Dahl International AB + ..........    32,000         471,542
Ericsson LM (B Shares) ...........     6,400         240,608
Forenings Sparbanken AB
 (A Shares) ......................    10,000         227,333
Kalmar Industries AB + ...........    10,000         161,211
Karlshamns AB*+ ..................    38,000         593,458
NetCom Systems AB (B Shares)*  ...    25,650         550,804
Scandic Hotels AB*+ ..............    73,600       1,798,310
Skandia Forsakrings AB ...........    11,000         518,835
Skandinaviska Enskilda Banken
 (Series A) ......................    95,120       1,203,990
Swedish Match AB .................   254,700         850,080
                                                  ----------
 TOTAL SWEDEN (4.0%) .............                 7,748,553
                                                  ----------
SWITZERLAND
ABB AG ...........................       200         251,284
Ciba Specialty Chemicals AG*  ....     8,600       1,024,581
Credit Suisse Group ..............     1,250         193,427
Nestle SA ........................       300         449,641
Novartis AG ......................       542         879,521
Roche Holding AG Genusscheine ....        80         794,522
Schweizerische
 Rueckversicherungs-Gesellschaft .       120         224,471
Selecta Group* ...................    10,400       1,395,687
Tag Heuer International SA (ADR)*     35,000         288,750
Union Bank of Switzerland ........       120         173,530
                                                  ----------
 TOTAL SWITZERLAND (2.9%) ........                 5,675,414
                                                  ----------
THAILAND
CMIC Finance & Securities Public
 Co. Ltd. ........................    51,000               0
Nation Multimedia Group
 Public Co. Ltd...................   130,000          34,424
Thai Engine Manufacturing
 Public Co. Ltd. .................    70,000         117,757
                                                  ----------
 TOTAL THAILAND (0.1%) ...........                   152,181
                                                  ----------
UNITED KINGDOM
Amvescap PLC .....................    80,000         687,559
Barclays PLC .....................    24,000         638,128
Bass PLC .........................    14,200         220,398
BG PLC ...........................    22,077          99,406
BG PLC 'B'* ......................    25,021          11,924
BOC Group PLC ....................     2,591          42,621
Boots Co. PLC ....................     5,806          83,627
BPB PLC ..........................    70,000         391,106
British Aerospace ................     2,120          60,444
British Airport Authority PLC  ...    30,000         245,510
British Airways PLC...............    38,000         349,695
British Energy PLC ...............   240,000      $1,668,283
British Petroleum Co. PLC ........    29,367         386,071
British Sky Broadcasting Group
 PLC .............................     8,097          60,675
British Telecommunications PLC ...    35,150         276,392
BTR PLC ..........................    21,470          64,918
Cable & Wireless PLC..............    12,409         109,096
Cadbury Schweppes PLC ............     5,961          60,097
Carlton Communications PLC  ......   167,300       1,292,147
Carpetright PLC ..................    50,000         377,960
Commercial Union PLC .............     2,801          39,079
Compass Group PLC ................   170,000       2,092,419
De La Rue PLC ....................    10,000          65,075
Diageo PLC .......................   105,307         968,223
Dixons Group PLC .................   120,000       1,204,871
EMI Group PLC ....................    50,000         417,399
Energis PLC* .....................   275,000       1,152,367
Energy Group PLC .................     4,456          49,208
Filtronic Comtek PLC .............   180,000       1,308,892
Flextech PLC* ....................    46,000         398,370
General Accident PLC..............     2,904          50,346
General Electric Co. PLC .........    13,890          90,047
GKN PLC ..........................     2,089          42,808
Glaxo Wellcome PLC ...............    23,220         549,468
Granada Group PLC ................     3,225          49,287
Great Universal Stores PLC  ......     3,970          50,038
HSBC Holdings PLC ................    10,000         246,824
Hanson PLC .......................     5,571          24,867
Harvey Nichols PLC ...............    70,000         218,559
Holliday Chemical Holdings PLC ...   400,000       1,511,840
House of Fraser PLC ..............   140,000         462,426
Imperial Chemical Industries PLC .     3,109          48,587
Imperial Tobacco Group PLC  ......   125,000         786,732
Jefferson Smurfit Group PLC  .....   200,000         555,437
Johnson Matthey PLC ..............    55,000         492,580
Kingfisher PLC ...................     4,084          56,911
Ladbroke Group PLC ...............   150,000         650,749
Land Securities PLC ..............     3,207          51,120
Legal & General Group PLC.........     7,475          65,349
Lloyds TSB Group PLC .............    34,379         444,617
LucasVarity PLC ..................   160,000         565,297
Marks & Spencer PLC...............    17,109         168,411
McBride PLC ......................    20,000          58,173
MEPC PLC .........................    70,000         584,359
Mirror Group PLC .................    40,000         128,178
Misys (Jersey) Ltd.*..............     3,428         103,652
Misys PLC ........................    12,000         362,842
National Grid Group PLC ..........   260,000       1,234,779
National Power PLC ...............   100,000         985,983
Norwich Union PLC* ...............    80,000         512,711
Peninsular & Oriental Steam
 Navigation Co. ..................     3,314          37,713
Powerscreen International PLC ....    40,000         401,593
Prudential Corp. PLC..............     8,019          96,724
Randgold Resources Ltd. (GDR)*+  .    30,300         159,075
Rank Group PLC ...................    12,574          70,047
Reed International PLC............    60,000         601,449
Rentokil Initial PLC .............   162,900         709,390
Rio Tinto PLC ....................     5,510          67,819
Shandwick International PLC  .....    80,000          54,229

                                       42

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Smith & Nephew PLC ...............    55,000     $    162,687
Smith (W.H.) Group PLC ...........    60,000          383,547
Smithkline Beecham PLC ...........    90,000          921,401
Tesco PLC ........................    12,625          102,696
Thistle Hotels PLC ...............    94,000          244,959
Thorn PLC ........................   102,857          267,060
Tomkins PLC ......................    25,000          119,550
Unilever PLC......................    19,628          168,047
Vodafone Group PLC................   100,000          721,411
WPP Group PLC ....................    55,000          244,935
Zeneca Group PLC .................    10,336          362,974
                                                 ------------
 TOTAL UNITED KINGDOM (16.4%) ....                 31,872,243
                                                 ------------
TOTAL COMMON STOCKS
 AND OTHER INVESTMENTS (92.4%)
 (Cost $191,125,818)..............                179,183,005
                                                 ------------
PREFERRED STOCKS:
AUSTRALIA (0.2%)
Village Roadshow Ltd. ............   160,000          328,956
                                                 ------------
BRAZIL (0.0%)
Dixie Toga SA ....................    59,000           30,133
                                                 ------------
FINLAND (0.2%)
Nokia Oyj (A Shares)..............     4,000          283,987
                                                 ------------
GERMANY
Fielmann AG ......................     4,000           86,717
Fresenius AG .....................     1,200          218,127
ProSieben Media AG* ..............     7,000          321,021
                                                 ------------
 TOTAL GERMANY (0.3%) ............                    625,865
                                                 ------------
TOTAL PREFERRED STOCKS (0.7%)
 (Cost $1,410,542) ...............                  1,268,941
                                                 ------------

========================================================
                                PRINCIPAL       VALUE
                                 AMOUNT       (NOTE 1)
--------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.3%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 .........  $2,500,000   $  2,499,583
                                            ------------
TOTAL SHORT-TERM DEBT SECURITIES (1.3%)
 (Amortized Cost
 $2,499,583).................                  2,499,583
                                            ------------
TOTAL INVESTMENTS (94.4%)
 (Cost/Amortized Cost $195,035,943)          182,951,529
OTHER ASSETS
 LESS LIABILITIES (5.6%)  ...                 10,945,647
                                            ------------
NET ASSETS (100.0%) .........               $193,897,176
                                            ============

-----------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Equity Investments

Basic Materials .......    5.1%
Business Services  ....    8.9
Capital Goods .........    8.1
Consumer Cyclicals ....   19.3
Consumer
Non-Cyclicals..........   15.3
Credit Sensitive ......   26.8
Diversified ...........    1.8
Energy ................    5.6
Technology ............    9.1
                         -----
                         100.0%
                         =====

------------
*      Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $12,924,625 or 6.7% of net assets.
       Glossary:
       ADR--American Depository Receipt
       GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

====================================================================
                                           NUMBER          VALUE
                                         OF SHARES       (NOTE 1)
--------------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS--SPECIALTY (4.2%)
Crompton & Knowles Corp.+ ............    5,200,000   $  137,800,000
Cytec Industries, Inc.* ..............    1,275,000       59,845,312
                                                      --------------
                                                         197,645,312
                                                      --------------
METALS & MINING (1.5%)
Newmont Mining Corp. .................    2,300,000       67,562,500
                                                      --------------
STEEL (0.9%)
AK Steel Holding Corp. ...............      419,600        7,421,675
Ispat International NV
 (New York Registered Shares)*  ......    1,500,000       32,437,500
                                                      --------------
                                                          39,859,175
                                                      --------------
 TOTAL BASIC MATERIALS (6.6%)  .......                   305,066,987
                                                      --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (2.4%)
USA Waste Services, Inc.* ............      223,800        8,784,150
U.S. Filter Corp.* ...................    3,491,900      104,538,756
                                                      --------------
                                                         113,322,906
                                                      --------------
PRINTING, PUBLISHING &
 BROADCASTING (3.7%)
Comcast Corp. (Class A) SPL ..........    5,500,000      173,593,750
                                                      --------------
PROFESSIONAL SERVICES (1.6%)
Cambridge Technology Partners, Inc.*        428,900       17,852,962
Corrections Corp. of America*  .......    1,100,000       40,768,750
TeleTech Holdings, Inc.* .............    1,197,600       13,622,721
                                                      --------------
                                                          72,244,433
                                                      --------------
 TOTAL BUSINESS SERVICES (7.7%)  .....                   359,161,089
                                                      --------------
CONSUMER CYCLICALS
AIRLINES (10.1%)
Continental Airlines, Inc.
 (Class B)*+ .........................    4,438,200      213,588,375
Delta Air Lines, Inc. ................    1,500,000      178,500,000
Northwest Airlines Corp.
 (Class A)* ..........................    1,634,500       78,251,687
                                                      --------------
                                                         470,340,062
                                                      --------------
APPAREL, TEXTILE (6.1%)
Jones Apparel Group, Inc.* ...........    2,339,200      100,585,600
Mohawk Industries, Inc.* .............    3,150,000       69,103,125
Tommy Hilfiger Corp.*+ ...............    1,939,500       68,124,937
UNIFI, Inc. ..........................    1,200,000       48,825,000
                                                      --------------
                                                         286,638,662
                                                      --------------
AUTO RELATED (7.6%)
Circuit City Stores, Inc.-CarMax
 Group*+ .............................    6,260,700       56,346,300
Republic Industries, Inc.* ...........   12,700,000      296,068,750
                                                      --------------
                                                         352,415,050
                                                      --------------
AUTOS & TRUCKS (0.7%)
Harley-Davidson, Inc. ................    1,200,000       32,850,000
                                                      --------------
FOOD SERVICES, LODGING (6.4%)
Extended Stay America, Inc.* .........    1,886,100       23,458,369
Florida Panthers Holdings, Inc.*  ....    1,685,300   $   29,071,425
Host Marriott Corp.* .................    2,053,600       40,301,900
ITT Corp.* ...........................    2,300,000      190,612,500
Starbucks Corp.* .....................       95,000        3,645,625
Suburban Lodges of America, Inc.*+ ...      904,000       12,034,500
                                                      --------------
                                                         299,124,319
                                                      --------------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.0%)
Industrie Natuzzi Spa (ADR) ..........    2,240,700       46,214,438
                                                      --------------
LEISURE RELATED (1.8%)
Callaway Golf Company ................    1,254,800       35,840,225
Promus Hotel Corp.* ..................    1,120,000       47,040,000
                                                      --------------
                                                          82,880,225
                                                      --------------
RETAIL--GENERAL (2.9%)
Pep Boys-Manny, Moe & Jack ...........    1,096,600       26,181,325
PETsMART, Inc.* ......................    1,435,200       10,405,200
Proffitt's, Inc.* ....................      400,000       11,375,000
Tiffany & Co. ........................    1,563,300       56,376,506
U.S. Office Products Co.* ............    1,507,000       29,574,875
                                                      --------------
                                                         133,912,906
                                                      --------------
 TOTAL CONSUMER CYCLICALS (36.6%)                      1,704,375,662
                                                      --------------
CONSUMER NONCYCLICALS
DRUGS (6.2%)
Centocor, Inc.*+ .....................    5,036,500      167,463,625
Genzyme Corp. (General Division)* ....    2,375,000       65,906,250
MedImmune, Inc.*+ ....................    1,339,800       57,443,925
                                                      --------------
                                                         290,813,800
                                                      --------------
HOSPITAL SUPPLIES &
 SERVICES (0.7%)
Sun Healthcare Group, Inc.* ..........    1,649,900       31,966,813
                                                      --------------
SOAPS & TOILETRIES (0.9%)
Estee Lauder Companies
 (Class A) ...........................      828,900       42,636,544
                                                      --------------
 TOTAL CONSUMER NONCYCLICALS (7.8%)                      365,417,157
                                                      --------------
CREDIT SENSITIVE
BANKS (0.8%)
GreenPoint Financial Corp. ...........      527,100       38,247,694
                                                      --------------
FINANCIAL SERVICES (4.0%)
Edwards (A.G.), Inc. .................    1,050,000       41,737,500
Green Tree Financial Corp. ...........    1,822,400       47,724,100
Newcourt Credit Group, Inc. ..........    1,000,000       33,375,000
Paine Webber Group, Inc. .............    1,200,000       41,475,000
PMI Group, Inc. ......................      290,000       20,970,625
                                                      --------------
                                                         185,282,225
                                                      --------------
INSURANCE (4.6%)
AFLAC, Inc. ..........................      500,000       25,562,500
CNA Financial Corp.* .................    1,493,700      190,820,175
                                                      --------------
                                                         216,382,675
                                                      --------------
REAL ESTATE (2.1%)
Security Capital Group, Inc.
 (Class B)*+ .........................    1,184,900       38,509,250
Vornado Realty Trust .................    1,310,346       61,504,383
                                                      --------------
                                                         100,013,633
                                                      --------------

                                       44

THE HUDSON RIVER TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

====================================================================
                                           NUMBER          VALUE
                                         OF SHARES       (NOTE 1)
--------------------------------------------------------------------
UTILITY--TELEPHONE (2.9%)
Telephone & Data Systems, Inc.+  .....    2,863,300   $  133,322,406
                                                      --------------
 TOTAL CREDIT SENSITIVE (14.4%)  .  ..                   673,248,633
                                                      --------------
ENERGY
OIL--DOMESTIC (1.7%)
Ultramar Diamond Shamrock Corp. ......    1,090,200       34,750,125
Valero Energy Corp. ..................    1,450,000       45,584,375
                                                      --------------
                                                          80,334,500
                                                      --------------
OIL--SUPPLIES &
 CONSTRUCTION (6.6%)
Diamond Offshore Drilling, Inc.  .....    4,000,000      192,500,000
Rowan Cos., Inc.* ....................    3,700,000      112,850,000
                                                      --------------
                                                         305,350,000
                                                      --------------
RAILROADS (1.7%)
Kansas City Southern Industries,
 Inc..................................    1,600,000       50,800,000
Wisconsin Central Transport Corp.*  ..    1,300,000       30,387,500
                                                      --------------
                                                          81,187,500
                                                      --------------
 TOTAL ENERGY (10.0%) ................                   466,872,000
                                                      --------------
TECHNOLOGY
ELECTRONICS (7.7%)
Altera Corp.* ........................    1,197,500       39,667,188
Atmel Corp.* .........................    1,347,000       25,003,688
KLA-Tencor Corp.* ....................      660,900       25,527,263
Network Associates, Inc.* ............    1,548,100       81,855,787
Parametric Technology Corp.* .........      785,100       37,194,113
Sterling Commerce, Inc.* .............    1,674,800       64,375,125
Teradyne, Inc.* ......................    1,016,100       32,515,200
Xilinx, Inc.* ........................    1,477,200       51,794,325
                                                      --------------
                                                         357,932,689
                                                      --------------
OFFICE EQUIPMENT SERVICES (1.5%)
Comverse Technology, Inc.*+ ..........    1,859,500   $   72,520,500
                                                      --------------
TELECOMMUNICATIONS (3.1%)
ADC Telecommunications, Inc.*  .......      796,700       33,262,225
American Satellite Network--Warrants*        49,450                0
Millicom International Cellular SA* ..    2,378,400       89,487,300
U.S. Cellular Corp.* .................      658,300       20,407,300
                                                      --------------
                                                         143,156,825
                                                      --------------
 TOTAL TECHNOLOGY (12.3%) ............                   573,610,014
                                                      --------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (95.4%)
 (Cost $4,029,993,201) ...............                 4,447,751,542
                                                      --------------

                                         PRINCIPAL
                                           AMOUNT
                                       -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%)
Federal Home Loan Mortgage Corp.
 6.0%, due 01/02/98 ..................  $37,200,000       37,193,800
                                                      --------------
TOTAL SHORT-TERM DEBT SECURITIES (0.8%)
 (Amortized Cost $37,193,800).........                    37,193,800
                                                      --------------
TOTAL INVESTMENTS (96.2%)
 (Cost/Amortized Cost $4,067,187,001)                  4,484,945,342
OTHER ASSETS
 LESS LIABILITIES (3.8%)..............                   178,311,961
                                                      --------------
NET ASSETS (100.0%) ..................                $4,663,257,303
                                                      ==============

------------
*     Non-income producing.
+ Affiliated company as defined under the Investment Company Act of 1940 (See Note 6).
      Glossary:
      ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===========================================================
                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
-----------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS--SPECIALTY (3.7%)
Crompton & Knowles Corp. .........   140,200    $ 3,715,300
Cytec Industries, Inc.* ..........    32,000      1,502,000
                                                -----------
                                                  5,217,300
                                                -----------
METALS & MINING (1.6%)
Century Aluminum Co. .............    18,500        249,750
Gibraltar Steel Corp.* ...........    45,600        900,600
Kaiser Aluminum Corp.* ...........   119,700      1,054,856
                                                -----------
                                                  2,205,206
                                                -----------
STEEL (0.7%)
WHX Corp.* .......................    87,300      1,036,687
                                                -----------
 TOTAL BASIC MATERIALS (6.0%)  ...                8,459,193
                                                -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (3.5%)
American Disposal Services,
 Inc.*............................    35,400      1,292,100
Philip Services Corp.* ...........    70,200      1,009,125
Superior Services, Inc.* .........    52,900      1,527,487
U.S. Filter Corp.* ...............    34,800      1,041,825
                                                -----------
                                                  4,870,537
                                                -----------
PRINTING, PUBLISHING &
 BROADCASTING (5.7%)
Applied Graphics Technologies,
 Inc.* ...........................    24,800      1,320,600
Mail-Well, Inc.* .................    19,600        793,800
Sinclair Broadcast Group, Inc.*  .    66,600      3,105,225
Westwood One, Inc.* ..............    17,900        664,537
Young Broadcasting Corp.
 (Class A)* ......................    56,600      2,193,250
                                                -----------
                                                  8,077,412
                                                -----------
PROFESSIONAL SERVICES (11.0%)
Carematrix Corp.* ................    77,700      2,233,875
Consolidation Capital Corp.*  ....    52,800      1,072,500
CORESTAFF, Inc.* .................    72,500      1,921,250
Cornell Corrections, Inc.*  ......    56,000      1,162,000
Data Processing Resources Corp.*      73,600      1,876,800
Equity Corp. International*  .....    56,400      1,304,250
Ha-Lo Industries, Inc.* ..........   138,800      3,608,800
Snyder Communications, Inc.*  ....    43,700      1,595,050
TeleTech Holdings, Inc.* .........    61,100        695,013
                                                -----------
                                                 15,469,538
                                                -----------
TRUCKING, SHIPPING (3.0%)
C.H. Robinson Worldwide, Inc.  ...    61,700      1,380,537
Knightsbridge Tankers Ltd.  ......    53,400      1,511,887
OMI Corp.* .......................   150,000      1,378,125
                                                -----------
                                                  4,270,549
                                                -----------
 TOTAL BUSINESS SERVICES (23.2%)                 32,688,036
                                                -----------
CAPITAL GOODS
AEROSPACE (0.9%)
DONCASTERS PLC (ADR)* ............    56,300      1,189,337
                                                -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (2.0%)
Buckeye Technologies, Inc.*  .....    31,500    $ 1,456,875
Hughes Supply, Inc. ..............    40,750      1,423,703
                                                -----------
                                                  2,880,578
                                                -----------
 TOTAL CAPITAL GOODS (2.9%)  .....                4,069,915
                                                -----------
CONSUMER CYCLICALS
AIRLINES (2.9%)
Alaska Air Group, Inc.* ..........    45,200      1,751,500
Atlantic Coast Airlines, Inc.*  ..    75,500      2,397,125
                                                -----------
                                                  4,148,625
                                                -----------
APPAREL, TEXTILE (5.1%)
Mohawk Industries, Inc.* .........   143,300      3,143,644
Nautica Enterprises, Inc.*  ......    80,700      1,876,275
Tommy Hilfiger Corp.* ............    21,200        744,650
Wolverine World Wide, Inc.  ......    61,000      1,380,125
                                                -----------
                                                  7,144,694
                                                -----------
AUTO RELATED (5.8%)
Avis Rent A Car, Inc.* ...........    47,300      1,510,644
Budget Group, Inc. (Class A)*  ...   106,300      3,673,994
Dollar Thrifty Automotive Group,
 Inc.* ...........................    67,500      1,383,750
Federal-Mogul Corp. ..............    38,800      1,571,400
                                                -----------
                                                  8,139,788
                                                -----------
AUTOS & TRUCKS (1.4%)
Cross-Continent Auto Retailers,
 Inc.* ...........................   107,700        901,987
Miller Industries, Inc.* .........   105,700      1,136,275
                                                -----------
                                                  2,038,262
                                                -----------
FOOD SERVICES, LODGING (4.3%)
American General Hospitality
 Corp. ...........................    51,000      1,364,250
Innkeepers USA Trust .............    89,700      1,390,350
Interstate Hotels Co.* ...........    31,500      1,104,469
Prime Hospitality Corp.* .........    62,000      1,263,250
The Cheesecake Factory* ..........    30,100        918,050
                                                -----------
                                                  6,040,369
                                                -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.9%)
Furniture Brands
 International, Inc.* ............    82,200      1,685,100
Industrie Natuzzi Spa (ADR)  .....    49,700      1,025,063
                                                -----------
                                                  2,710,163
                                                -----------
LEISURE RELATED (0.4%)
Bally Total Fitness Holding
 Corp.* ..........................    22,500        492,187
                                                -----------
RETAIL--GENERAL (4.0%)
Abercrombie & Fitch Co.
 (Class A)* ......................    44,800      1,400,000
Brylane, Inc.* ...................    29,300      1,443,025
Central Garden & Pet Co.* ........    45,200      1,186,500
Pacific Sunwear of California*  ..    56,350      1,665,847
                                                -----------
                                                  5,695,372
                                                -----------
 TOTAL CONSUMER CYCLICALS (25.8%)                36,409,460
                                                -----------

                                       46

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===========================================================
                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
-----------------------------------------------------------
CONSUMER NONCYCLICALS
CONTAINERS (1.8%)
Ivex Packaging Corp.* ............    66,500    $ 1,596,000
Silgan Holdings, Inc.* ...........    29,500        958,750
                                                -----------
                                                  2,554,750
                                                -----------
DRUGS (4.9%)
Creative BioMolecules, Inc.*  ....   124,800        920,400
Geltex Pharmaceuticals, Inc.*  ...    58,200      1,542,300
Inhale Therapeutic Systems*  .....     2,200         57,200
Jones Medical Industries, Inc.  ..    61,000      2,333,250
Medicis Pharmaceutical Corp.
 (Class A)* ......................    19,800      1,012,275
MedImmune, Inc.* .................    24,400      1,046,150
                                                -----------
                                                  6,911,575
                                                -----------
HOSPITAL SUPPLIES & SERVICES (3.1%)
Mid Atlantic Medical Services,
 Inc.* ...........................    74,100        944,775
National Surgery Centers, Inc.*  .    71,850      1,886,063
NovaCare, Inc.* ..................   102,600      1,340,213
Novoste Corp.* ...................     9,500        213,750
                                                -----------
                                                  4,384,801
                                                -----------
RETAIL--FOOD (1.0%)
United Natural Foods, Inc.*  .....    55,500      1,443,000
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (10.8%)             15,294,126
                                                -----------
CREDIT SENSITIVE
BANKS (0.7%)
Friedman, Billings, Ramsey Group,
 Inc.* ...........................    54,400        975,800
                                                -----------
FINANCIAL SERVICES (2.8%)
Affiliated Managers Group, Inc.* .    46,300      1,342,700
FIRSTPLUS Financial Group, Inc.*      41,900      1,607,913
Healthcare Financial Partners,
 Inc.* ...........................    29,200      1,036,600
                                                -----------
                                                  3,987,213
                                                -----------
REAL ESTATE (2.2%)
Glenborough Realty Trust, Inc.  ..    64,400      1,907,850
Macerich Co. .....................    38,900      1,108,650
                                                -----------
                                                  3,016,500
                                                -----------
UTILITY--ELECTRIC (0.2%)
Calpine Corp.* ...................    22,300        331,712
                                                -----------
 TOTAL CREDIT SENSITIVE (5.9%)  ..                8,311,225
                                                -----------
ENERGY
OIL--DOMESTIC (1.2%)
Basin Exploration, Inc.* .........    61,000      1,082,750
Costilla Energy, Inc.* ...........    62,400        678,600
                                                -----------
                                                  1,761,350
                                                -----------
OIL--SUPPLIES & CONSTRUCTION (2.0%)
Oceaneering International, Inc.*      46,900    $   926,275
Parker Drilling Co.* .............   150,800      1,837,875
                                                -----------
                                                  2,764,150
                                                -----------
RAILROADS (0.7%)
Genesee & Wyoming, Inc.
 (Class A)* ......................    45,300      1,058,888
                                                -----------
 TOTAL ENERGY (3.9%) .............                5,584,388
                                                -----------
TECHNOLOGY
ELECTRONICS (5.6%)
Check Point Software Technologies
 Ltd.* ...........................     8,700        354,525
Excite, Inc.* ....................    12,000        360,000
Hadco Corp.* .....................    27,500      1,244,375
Harbinger Corp.* .................    16,600        466,875
Information Management Resources,
 Inc.* ...........................    21,000        787,500
Insight Enterprises, Inc.*  ......     7,200        264,600
Lycos, Inc.* .....................    30,800      1,274,350
MetaCreations Corp.* .............    64,700        719,788
PMC-Sierra, Inc.* ................    47,600      1,475,600
3D Labs, Inc. Ltd.* ..............    38,900        904,425
                                                -----------
                                                  7,852,038
                                                -----------
OFFICE EQUIPMENT (2.7%)
Discreet Logic, Inc.* ............    70,400      1,544,400
Platinum Technology, Inc.*  ......    38,400      1,084,800
Sterling Software, Inc.* .........    29,800      1,221,800
                                                -----------
                                                  3,851,000
                                                -----------
OFFICE EQUIPMENT SERVICES (3.8%)
Comverse Technology, Inc.*  ......    88,600      3,455,400
ENCAD, Inc.* .....................    25,300        695,750
Oak Technology, Inc.* ............   125,800        817,700
Saville Systems Ireland PLC
 (ADR)* ..........................     8,200        340,300
                                                -----------
                                                  5,309,150
                                                -----------
TELECOMMUNICATIONS (6.9%)
ACC Corp.* .......................    59,300      2,994,650
Comnet Cellular, Inc.* ...........     3,200        113,800
ICG Communications, Inc.* ........    81,200      2,212,700
Level One Communications, Inc.*  .    32,700        923,775
MetroNet Communications Corp.
 (Class B)* ......................    51,500        894,812
Millicom International Cellular
 SA* .............................    38,500      1,448,563
Mobile Telecommunication
 Technologies Corp.* .............    51,800      1,139,600
                                                -----------
                                                  9,727,900
                                                -----------
 TOTAL TECHNOLOGY (19.0%) ........               26,740,088
                                                -----------
TOTAL COMMON STOCKS (97.5%)
 (Cost $136,812,737)..............              137,556,431
                                                -----------

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                 PRINCIPAL        VALUE
                                   AMOUNT        (NOTE 1)
-----------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (11.6%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ..........  $16,300,000    $ 16,297,283
                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES (11.6%)
 (Amortized Cost
 $16,297,283).................                   16,297,283
                                               ------------
TOTAL INVESTMENTS (109.1%)
 (Cost/Amortized Cost $153,110,020)             153,853,714
OTHER ASSETS
 LESS LIABILITIES (-9.1%)  ...                  (12,854,262)
                                               ------------
NET ASSETS (100.0%) ..........                 $140,999,452
                                               ============

------------
*     Non-income producing.
      Glossary:
      ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.2%)
Akzo Nobel N.V. ..................       600      $  103,450
Bayer AG .........................     4,535         168,271
Ciba Specialty Chemicals AG*  ....       900         107,224
Hitachi Chemical Co. Ltd. ........    15,000          89,097
Holliday Chemical Holdings PLC ...    23,700          89,577
Kuraray Co. Ltd. .................    10,000          82,774
Nippon Chemi-Con Corp. ...........     6,000          13,934
Toagosei Co. Ltd. ................    15,000          21,153
                                                  ----------
                                                     675,480
                                                  ----------
CHEMICALS--SPECIALTY (0.1%)
Cytec Industries, Inc.* ..........     4,800         225,300
NGK Insulators ...................    10,000          88,905
                                                  ----------
                                                     314,205
                                                  ----------
METALS & MINING (0.0%)
Bethlehem Steel Corp.* ...........    15,000         129,375
Toho Titanium* ...................     1,000           8,431
                                                  ----------
                                                     137,806
                                                  ----------
PAPER (0.1%)
Jefferson Smurfit Corp.* .........     8,000         113,000
KNP BT (Kon) N.V. ................     6,000         138,190
Nippon Paper Industries Co.  .....     2,000           7,847
Stone Container Corp.* ...........     5,800          60,538
UMP-Kymmene Oy ...................     2,810          56,190
                                                  ----------
                                                     375,765
                                                  ----------
STEEL (0.1%)
Koninklijke Hoogovens N.V.  ......     2,000          81,967
NatSteel Ltd. ....................    25,000          33,898
Pohang Iron & Steel Co. Ltd.
 (ADR) ...........................     2,000          34,875
Rautaruukki Oy ...................     8,095          65,343
Usinor Sacilor ...................     5,280          76,237
                                                  ----------
                                                     292,320
                                                  ----------
 TOTAL BASIC MATERIALS (0.5%)  ...                 1,795,576
                                                  ----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.5%)
USA Waste Services, Inc.* ........    21,500         843,875
Waste Management, Inc. ...........    23,400         643,500
                                                  ----------
                                                   1,487,375
                                                  ----------
PRINTING, PUBLISHING &
 BROADCASTING (1.0%)
Carlton Communications PLC  ......    15,500         119,715
CBS Corp. ........................    17,000         500,438
Liberty Media Group (Class A)* ...    29,020       1,051,975
New Straits Times Press BHD  .....     8,000           9,914
New York Times Co. (Class A)  ....    12,160         804,080
Nippon Television Network Corp.
                                         100          29,354
Reader's Digest Association, Inc.
 (Class A) .......................     5,000         118,125
Television Broadcasts Ltd.  ......     1,000           2,852
Time Warner, Inc. ................     6,200         384,400
Tokyo Broadcasting System, Inc. ..     1,000          12,645
United News & Media PLC ..........    10,812         123,128
                                                  ----------
                                                   3,156,626
                                                  ----------
PROFESSIONAL SERVICES (0.0%)
Asatsu, Inc. .....................       600      $    8,645
Brisa-Auto Estradas de Portugal
 SA* .............................       300          10,747
Meitec............................     1,800          50,630
                                                  ----------
                                                      70,022
                                                  ----------

TRUCKING, SHIPPING (0.3%)
Bergesen Dy AS (A Shares) ........     5,380         126,745
Frontline Ltd.* ..................    20,000          80,695
Knightsbridge Tankers Ltd.  ......     6,800         192,525
OMI Corp.* .......................    49,500         454,780
                                                  ----------
                                                     854,745
                                                  ----------
 TOTAL BUSINESS SERVICES (1.8%)  .                 5,568,768
                                                  ----------
CAPITAL GOODS
AEROSPACE (0.1%)
British Aerospace ................     5,357         152,735
                                                  ----------

BUILDING & CONSTRUCTION (0.2%)
Beazer Group PLC .................    21,000          55,560
Bouygues .........................     1,203         136,321
Daito Trust Construction Co. Ltd.      6,000          36,651
GTM Entrepose ....................     1,116          75,098
Makita Corp. .....................     8,000          76,643
National House Industrial Co.  ...     7,000          48,017
Sho Bond Corp. ...................     1,200          21,705
Societe Technip ..................     1,075         113,421
Toda Corp. .......................    15,000          40,812
                                                  ----------
                                                     604,228
                                                  ----------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.3%)
BPB PLC ..........................    11,300          63,135
Fujikura Ltd. ....................     3,000          19,865
Holderbank Financiere Glaris AG  .       155         126,505
Martin Marietta Materials, Inc.  .    10,200         372,937
Matsushita Electric Works Ltd.  ..    11,000          95,267
Nichiha Corp. ....................     1,600           9,785
Rugby Group PLC ..................    58,160         129,981
                                                  ----------
                                                     817,475
                                                  ----------
ELECTRICAL EQUIPMENT (0.8%)
Daikin Industries Ltd. ...........    14,000          52,792
General Electric Co. .............    28,400       2,083,850
Johnson Electric Holdings Ltd.  ..    28,800          82,880
Legrand SA .......................       425          84,667
Mabuchi Motor Co. ................       200          10,163
Sumitomo Electric Industries  ....     7,000          95,497
                                                  ----------
                                                   2,409,849
                                                  ----------
MACHINERY (1.0%)
Allied Signal, Inc. ..............    18,800         732,025
Coltec Industries, Inc.* .........    11,000         255,063
Cie Generale de Geophysique SA
 (ADR)* ..........................     6,565         168,228
Fujitec Co. Ltd. .................     9,000          49,665
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............    10,000          14,945
KSB AG ...........................       300          65,872
Legris Industries SA..............     1,990          69,105

                                       49

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
Mitsubishi Heavy Industries Ltd. .     8,000      $   33,355
Nitta Corp. ......................     1,000          10,117
Nitto Kohki Co. Ltd. .............     1,000          10,883
Rauma Oy .........................       139           2,167
Schindler Holding AG
 Participating Certificate .......       102         106,295
Schindler Holding AG Registered ..        50          53,714
Siebe PLC ........................     6,000         117,825
SMC Corp. ........................       300          26,442
Stork N.V. .......................     2,000          69,045
TI Group PLC .....................    14,014         106,856
United Technologies Corp. ........    17,200       1,252,375
Valmet Oy* .......................     3,600          49,665
                                                  ----------
                                                   3,193,642
                                                  ----------
 TOTAL CAPITAL GOODS (2.4%)  .....                 7,177,929
                                                  ----------
CONSUMER CYCLICALS
AIRLINES (0.1%)
Lufthansa AG .....................     2,000          37,577
Singapore Airlines Ltd. ..........     1,000           6,542
Virgin Express Holdings PLC
 (ADR)* ..........................    11,500         238,625
                                                  ----------
                                                     282,744
                                                  ----------
APPAREL, TEXTILES (0.1%)
Cone Mills Corp.* ................    12,000          93,000
Onward Kashiyama Co. Ltd. ........     8,000          92,585
                                                  ----------
                                                     185,585
                                                  ----------
AUTO RELATED (0.3%)
Continential AG ..................     5,500         123,822
Minebea Co. Ltd. .................     2,000          21,460
NGK Spark Plug Co. ...............     6,000          34,030
Republic Industries, Inc.*  ......    25,600         596,800
Sumitomo Rubber Industries, Inc.      13,000          54,899
Toyoda Automatic Loom Works Ltd.       7,000         128,760
                                                  ----------
                                                     959,771
                                                  ----------
AUTOS & TRUCKS (0.3%)
Bajaj Auto Ltd. (GDR) ............       750          14,813
Harley-Davidson, Inc. ............    28,200         771,975
UMW Holdings BHD .................     5,000           3,792
Volkswagen AG ....................       100          55,866
                                                  ----------
                                                     846,446
                                                  ----------
FOOD SERVICES, LODGING (0.4%)
Accor SA .........................       200          37,185
Choice Hotels Scandinavia ASA*+ ..    13,500          45,696
Compass Group PLC ................    16,100         198,164
Host Marriott Corp.* .............    16,200         317,925
ITT Corp.* .......................     6,500         538,688
John Q Hammons Hotels, Inc.
 (Class A)* ......................    14,800         133,200
                                                  ----------
                                                   1,270,858
                                                  ----------
HOUSEHOLD FURNITURE, APPLIANCES (0.6%)
Hunter Douglas N.V. ..............     2,500          87,540
Industrie Natuzzi Spa (ADR)  .....       500          10,313
Moulinex* ........................     2,000          49,414
Pioneer Electric Corp. ...........     6,000          92,432
Sony Corp. .......................     1,500         133,359
Sunbeam Corp. ....................    38,200       1,609,175
                                                  ----------
                                                   1,982,233
                                                  ----------
LEISURE RELATED (0.8%)
Berjaya Sports Toto BHD ..........    16,000      $   40,931
Carnival Corp. (Class A) .........    13,900         769,713
Cendant Corp.* ...................    12,100         415,938
Cyrk, Inc.* ......................     6,000          58,125
Disney (Walt) Co. ................     7,646         757,432
EMI Group PLC ....................     1,000           8,348
Granada Group PLC ................     9,900         151,299
Ladbroke Group PLC ...............    31,084         134,852
NAMCO Ltd. .......................       200           5,810
Nintendo Co. Ltd. ................       400          39,241
Nippon Broadcasting System  ......     1,000          39,548
Toei Co. Ltd. ....................     1,000           3,641
                                                  ----------
                                                   2,424,878
                                                  ----------
PHOTO & OPTICAL (0.0%)
Fuji Photo Film Co. ..............     3,000         114,965
Noritsu Koki Co. Ltd. ............     1,200          29,615
                                                  ----------
                                                     144,580
                                                  ----------
RETAIL--GENERAL (1.4%)
Aldeasa SA* ......................     2,000          42,402
Boots Co. PLC ....................     8,400         120,990
British Airport Authority PLC  ...    17,300         141,577
Dayton Hudson Corp. ..............    19,500       1,316,250
Dickson Concepts International
 Ltd. ............................    18,000          26,249
Fingerhut Companies, Inc. ........     8,000         171,000
Home Depot, Inc. .................    20,800       1,224,600
Kingfisher PLC ...................     8,641         120,414
Kohls Corp.* .....................    13,000         885,625
Kokuyo Co. Ltd. ..................     2,000          34,489
Limited, Inc. ....................     7,000         178,500
Paris Miki, Inc. .................     1,000          10,730
Sato Corp. .......................     1,200          20,418
Smith (W.H.) Group PLC ...........     2,000          12,785
Vendex International N.V. ........     1,200          66,224
                                                  ----------
                                                   4,372,253
                                                  ----------
 TOTAL CONSUMER CYCLICALS (4.0%)                  12,469,348
                                                  ----------
CONSUMER NONCYCLICALS
BEVERAGES (0.6%)
Bass PLC .........................     2,600          40,355
Coca-Cola Co. ....................    22,580       1,504,393
Diageo PLC .......................     6,000          55,166
Scottish & Newcastle PLC .........    11,000         134,759
Whitbread PLC ....................    11,000         161,060
                                                  ----------
                                                   1,895,733
                                                  ----------
CONTAINERS (0.5%)
Owens-Illinois, Inc.* ............     5,000         189,688
Schmalbach Lubeca AG .............       880         146,752
Sealed Air Corp.* ................    20,600       1,272,050
                                                  ----------
                                                   1,608,490
                                                  ----------
DRUGS (1.7%)
Astra AB (A Shares) ..............     3,500          60,612
Centocor, Inc.* ..................    28,795         957,434
Daiichi Pharmaceutical Co.  ......     8,000          90,132
Geltex Pharmaceuticals, Inc.*  ...     3,072          81,408
Merck KGAA .......................     2,100          70,625
Merck & Co., Inc. ................    11,434       1,214,863

                                       50

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
Novartis AG ......................        180    $   292,092
Orion-Yhtyma Oy (B Shares)  ......      4,500        118,878
Pfizer, Inc. .....................     22,291      1,662,073
Rohto Pharmaceutical Co. Ltd.  ...      2,000         12,876
Sankyo Co. Ltd. ..................      1,000         22,610
Santen Pharmaceutical Co. Ltd.  ..      3,000         34,489
Schering Plough Corp. ............      9,700        602,613
Taisho Pharmaceutical Co. ........      1,000         25,522
Yamanouchi Pharmaceutical Co.
 Ltd. ............................      2,000         42,920
                                                 -----------
                                                   5,289,147
                                                 -----------
FOODS (0.7%)
Campbell Soup Co. ................     17,700      1,028,813
Huhtamaki Oy Series I ............      1,300         53,660
Nestle SA ........................        131        196,343
Orkla ASA ........................        930         79,957
Parmalat Finanziaria Spa .........     59,650         85,311
Rite Aid Corp. ...................      6,000        352,125
Tyson Foods, Inc. ................     27,000        553,500
                                                 -----------
                                                   2,349,709
                                                 -----------
HOSPITAL SUPPLIES & SERVICES (0.7%)
Columbia/HCA Healthcare Corp. ....      7,500        222,188
Medtronic, Inc. ..................     24,812      1,297,978
PT Tempo Scan Pacific ............     23,000          1,777
United Healthcare Corp. ..........     11,000        546,563
                                                 -----------
                                                   2,068,506
                                                 -----------
RETAIL--FOOD (0.2%)
Delhaize-Le Lion SA...............        980         49,726
Familymart Co. ...................      4,100        147,063
Promodes .........................        250        103,722
Santa Isabel S.A. (ADR) ..........      1,000         17,500
Seven-Eleven Japan Co. Ltd.  .....      1,000         70,818
Woolworths Ltd. ..................     61,026        203,945
                                                 -----------
                                                     592,774
                                                 -----------
SOAPS & TOILETRIES (0.8%)
Avon Products, Inc. ..............     15,880        974,635
Gillette Co. .....................     16,305      1,637,633
                                                 -----------
                                                   2,612,268
                                                 -----------
TOBACCO (1.0%)
Imperial Tobacco Group PLC  ......      1,700         10,700
Japan Tobacco, Inc. ..............         21        149,040
Philip Morris Cos., Inc. .........     58,000      2,628,125
Seita ............................      2,600         93,312
Swedish Match AB .................      4,500         15,019
Tabacalera SA--A .................      1,400        113,489
                                                 -----------
                                                   3,009,685
                                                 -----------
 TOTAL CONSUMER NONCYCLICALS (6.2%)               19,426,312
                                                 -----------
CREDIT SENSITIVE
BANKS (1.4%)
Allied Irish Bank ................     26,000        248,113
AMMB Holdings BHD ................      9,000          5,901
BPI-SGPS SA* .....................      1,000         24,314
Banco Bilbao Vizcaya SA ..........      6,000        194,158
Banco Santander SA ...............      2,970         99,227
Bangkok Bank Public Co. Ltd.  ....      2,000          4,984
Bank of Tokyo-Mitsubishi Ltd.  ...      2,000         27,591
Banque Nationale de Paris ........      1,500         79,729
Chase Manhattan Corp. ............     12,800    $ 1,401,600
Cie Bancaire SA ..................          7          1,134
Citicorp .........................      9,200      1,163,225
Credito Italiano Spa .............     48,000        148,016
Dao Heng Bank Group Ltd. .........      3,000          7,491
Den Norske Bank ASA ..............     24,000        113,082
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................        750         37,377
Forenings Sparbanken AB
 (A Shares) ......................      4,000         90,933
Istituto Mobiliare Italiano  .....      9,400        111,588
Long-Term Credit Bank of Japan ...     22,000         35,240
Philippine Commercial
 International Bank ..............      1,000          2,840
PT Bank Dagang Nasional Indonesia
 Tbk .............................    136,000          8,655
Seventy-Seven Bank Co. Ltd.  .....     11,000         78,406
Shizuoka Bank Ltd. ...............      1,000         10,730
Skandinaviska Enskilda Banken
 (Series A) ......................      4,440         56,200
Societe Generale .................      1,058        144,149
State Bank of India (GDR)+  ......      2,700         49,140
Suncorp-Metway Ltd.* .............     11,149         27,963
Thai Farmers Bank Public
 Co.--Warrants* ..................        375             40
Toho Bank ........................      1,000          3,985
Wing Hang Bank Ltd. ..............     18,000         50,871
Yamaguchi Bank ...................      7,000         85,840
                                                 -----------
                                                   4,312,522
                                                 -----------
FINANCIAL SERVICES (2.2%)
Aiful Corp.* .....................        400         27,132
Associates First Capital Corp.  ..      5,000        355,625
Beneficial Corp. .................      6,250        519,531
Credit Saison Co. ................      2,000         49,358
Fleet Financial Group, Inc.  .....      4,700        352,206
Green Tree Financial Corp.  ......     23,800        623,263
MBNA Corp. .......................     57,825      1,579,345
Merrill Lynch & Co., Inc. ........      8,900        649,144
Morgan Stanley, Dean Witter,
 Discover & Co. ..................     38,100      2,252,663
Newcourt Credit Group, Inc.*  ....      2,500         83,438
Nichiei Co. Ltd. .................        100         10,653
Peregrine Investment Holdings
 Ltd. ............................     52,000         36,908
PMI Group, Inc. ..................      1,700        122,931
Sanyo Shinpan Finance Co. Ltd.  ..        200          8,845
Takefuji Corp. ...................        600         27,546
Worms Et Compagnie ...............        200         14,788
                                                 -----------
                                                   6,713,376
                                                 -----------
INSURANCE (1.6%)
ASR Verzekeringsgroep N.V.  ......      1,100         59,838
Assurances Generale de France  ...      4,618        244,692
Catalana Occidente SA ............      1,000         50,935
Corpacion Mapfre Cia Inter SA  ...      1,200         31,821
Fortis Amev N.V. .................      4,438        193,485
General Accident PLC..............      4,700         81,483
ING Groep N.V. ...................      5,500        231,647
Irish Life PLC ...................     20,000        113,605
MGIC Investment Corp. ............      6,000        399,000

                                       51

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
PennCorp Financial Group, Inc.  ..     16,700    $   595,981
Providian Financial Corp. ........      8,000        361,500
QBE Insurance Group Ltd. .........     21,500         96,740
Royal & Sun Alliance Insurance
 Group PLC .......................      9,651         97,219
Travelers Group, Inc. ............     39,249      2,114,540
Trygg-Hansa AB (B Shares) ........      3,800        116,777
United Assurance Group PLC  ......      8,100         69,882
Willis Corroon Group PLC (ADR)  ..      6,000         73,875
Zurich Versicherungs .............        246        117,231
                                                 -----------
                                                   5,050,251
                                                 -----------
REAL ESTATE (0.4%)
Boston Properties, Inc. ..........      9,000        297,563
City Developments Ltd. ...........      1,000          4,639
Daibiru Corp. ....................      1,000          7,319
Glenborough Realty Trust, Inc.  ..     10,000        296,250
Spieker Properties, Inc. .........     10,000        428,750
Sumitomo Realty & Development Co.
 Ltd. ............................      1,000          5,748
Unibail SA .......................        950         94,866
Vornado Realty Trust .............      2,500        117,344
                                                 -----------
                                                   1,252,479
                                                 -----------
UTILITY--ELECTRIC (0.4%)
AES Corp.* .......................     13,700        638,763
Cia Paranaense de Energia-Copel
 (ADR) ...........................      7,000         95,813
Energy Group PLC .................      6,550         72,332
Hong Kong Electric Holdings Ltd.       20,000         76,010
Malakoff BHD .....................     10,000         20,825
Manila Electric Co. ..............      1,860          6,154
National Grid Group PLC ..........      1,000          4,749
Powergen PLC .....................     11,400        148,371
Veba AG ..........................      3,500        238,333
                                                 -----------
                                                   1,301,350
                                                 -----------
UTILITY--GAS (0.1%)
Anglian Water PLC ................     14,080        192,043
Scottish Power PLC ...............     25,500        225,445
                                                 -----------
                                                     417,488
                                                 -----------
UTILITY--TELEPHONE (0.8%)
British Telecommunications PLC ...     20,100        158,051
Cable & Wireless PLC..............     12,300        108,138
Philippine Long Distance
 Telephone Co. ...................      1,000         21,728
Telecom Italia Spa ...............     35,500        226,767
Telefonica de Espana .............      6,600        188,448
Telekom Malaysia BHD .............     16,500         48,785
Telephone & Data Systems, Inc.  ..      7,500        349,219
Teleport Communications Group,
 Inc. (Class A)* .................     23,700      1,300,538
                                                 -----------
                                                   2,401,674
                                                 -----------
 TOTAL CREDIT SENSITIVE (6.9%)  ..                21,449,140
                                                 -----------
ENERGY
COAL & GAS PIPELINES (0.0%)
BG PLC ...........................     18,529         83,431
BG PLC 'B'* ......................     21,000         10,008
OMV AG ...........................        300         41,563
                                                 -----------
                                                     135,002
                                                 -----------
OIL--DOMESTIC (0.8%)
Apache Corp. .....................     15,100    $   529,444
Murphy Oil Corp. .................      5,000        270,938
Tom Brown, Inc.* .................      7,500        144,375
Union Pacific Resources Group,
 Inc. ............................     20,100        487,425
USX-Marathon Group ...............     33,800      1,140,750
                                                 -----------
                                                   2,572,932
                                                 -----------
OIL--INTERNATIONAL (0.6%)
British Petroleum Co. PLC ........     11,100        145,925
Elf Aquitaine ....................      2,110        245,410
Gulf Canada Resources Ltd.*  .....    112,700        788,900
Gulf Indonesia Resources Ltd.*  ..      3,500         77,000
Orogen Minerals Ltd. .............      5,160         10,084
Repsol SA ........................      1,410         60,158
Shell Transport & Trading Co. PLC      20,100        145,334
Total SA--B.......................      2,881        313,542
                                                 -----------
                                                   1,786,353
                                                 -----------
OIL--SUPPLIES & CONSTRUCTION (1.9%)
Baker Hughes, Inc. ...............     10,250        447,156
BJ Services Co.* .................      9,000        647,438
Canadian Fracmaster Ltd. .........      5,900         86,677
Canadian Fracmaster Ltd.
 Installment Receipt*+ ...........     13,500        113,330
Dresser Industries, Inc. .........     12,000        503,250
Fugro N.V.*.......................      2,000         60,957
Halliburton Co. ..................     24,900      1,293,244
Nabors Industries, Inc.* .........     43,000      1,351,813
Noble Drilling Corp.* ............     43,400      1,329,125
Parker Drilling Co.* .............      9,000        109,688
                                                 -----------
                                                   5,942,678
                                                 -----------
 TOTAL ENERGY (3.3%) .............                10,436,965
                                                 -----------
TECHNOLOGY
ELECTRONICS (1.4%)
Altera Corp.* ....................     11,100        367,688
Applied Materials, Inc.* .........     17,600        530,200
Cisco Systems, Inc.* .............     42,600      2,374,950
Fujimi, Inc. .....................        300         12,761
Hoya Corp. .......................      1,000         31,424
Leitch Technology Corp.* .........      1,000         30,081
Micronics Japan Co. Ltd. .........      1,000         17,245
National Semiconductor Corp.*  ...     20,900        542,094
Nikon Corp. ......................      1,000          9,887
Rohm Co. Ltd. ....................      1,000        101,935
Sankyo Engineering Co. ...........      1,000          3,066
SMH AG ...........................        540         72,838
Sterling Commerce, Inc.* .........      5,000        192,188
TDK Corp. ........................      1,000         75,417
Tokyo Cathode Laboratory Co.* ....      1,000          9,887
TOWA Corp. .......................        100          2,077
Varitronix International Ltd.  ...     55,000         94,399
Yamaichi Electronics Co. Ltd. ....      1,000         16,095
Yokogawa Electric Corp. ..........      2,000         12,355
                                                 -----------
                                                   4,496,587
                                                 -----------
OFFICE EQUIPMENT (1.1%)
Barco N.V. .......................        469         86,076
Ceridian Corp.* ..................     11,000        503,938
Compaq Computer Corp. ............     22,300      1,258,556

                                       52

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
Dell Computer Corp.* .............      14,100   $ 1,184,400
Policy Management Systems Corp.*         6,300       438,244
                                                 -----------
                                                   3,471,214
                                                 -----------
OFFICE EQUIPMENT SERVICES (0.2%)
Data Communication System Co. ....       1,000        13,183
First Data Corp. .................      14,600       427,050
Fuji Soft ABC, Inc. ..............         600        20,556
INES Corp. .......................       1,000         7,741
Nippon System Development ........         600        12,324
Oracle Corp.* ....................      13,450       300,103
                                                 -----------
                                                     780,957
                                                 -----------
TELECOMMUNICATIONS (1.8%)
ADC Telecommunications, Inc.* ....      25,000     1,043,750
Asia Satellite Telecommunications
 Holdings Ltd. ...................      18,000        30,778
DDI Corp. ........................          25        66,105
DSC Communications Corp.* ........       4,000        96,000
Energis PLC* .....................      22,000        92,189
Lucent Technologies, Inc. ........       9,500       758,813
MCI Communications Corp. .........       8,500       363,906
Nextel Communications, Inc.
 (Class A)* ......................      10,900       283,400
PT Indosat .......................      45,000        83,455
PT Telekomunikasi Indonesia  .....      33,000        17,550
SK Telecom Co. Ltd. (ADR)*  ......       9,754        63,402
Tele-Communications TCI Ventures
 Group (Class A)* ................      12,000       339,750
Tellabs, Inc.* ...................       9,100       481,163
Videsh Sanchar Nigam Ltd. (GDR)  .       1,700        21,973
Videsh Sanchar Nigam Ltd. (GDR)+*        2,000        27,860
Vodafone Group PLC................      15,000       108,212
WorldCom, Inc.* ..................      53,525     1,619,131
                                                 -----------
                                                   5,497,437
                                                 -----------
 TOTAL TECHNOLOGY (4.5%) .........                14,246,195
                                                 -----------
DIVERSIFIED
MISCELLANEOUS (1.0%)
BTR PLC ..........................      20,000        60,474
Cie Generale de Eaux .............         943       131,614
Citic Pacific Ltd. ...............       7,000        27,823
First Pacific Co. ................      42,734        20,680
Montedison Spa ...................     126,000       113,179
Smith (Howard) Ltd. ..............       4,000        33,198
Swire Pacific Ltd. (Class A)  ....       7,000        38,392
Tomkins PLC ......................       9,000        43,038
Tyco International Ltd. ..........      41,222     1,857,566
U.S. Industries, Inc. ............      30,750       926,344
                                                 -----------
 TOTAL DIVERSIFIED (1.0%) ........                 3,252,308
                                                 -----------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (30.6%)
 (Cost $78,384,870)...............                95,822,541
                                                 -----------
PREFERRED STOCKS:
BASIC MATERIALS (0.0%)
CHEMICALS
Henkel KGAA ......................       1,694   $   105,937
                                                 -----------
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING &
 BROADCASTING
ProSieben Media AG* ..............         500        22,930
                                                 -----------
CONSUMER CYCLICALS (0.0%)
RETAIL--GENERAL
Hornbach Holding AG ..............         920        63,415
                                                 -----------
TECHNOLOGY (0.1%)
TELECOMMUNICATIONS
Nokia Oyj (A Shares) .............       1,500       106,495
                                                 -----------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $217,889)..................                   298,777
                                                 -----------

                                    PRINCIPAL
                                      AMOUNT
                                   ------------
LONG-TERM DEBT SECURITIES:
CONSUMER NONCYCLICALS (2.0%)
MEDIA & CABLE
Time Warner Entertainment Co.
 8.375%, 03/15/23.................  $5,625,000     6,419,137
                                                 -----------
CREDIT SENSITIVE
BANKS (2.6%)
Chase Manhattan Corp.
 8.625%, 05/01/02 ................   5,500,000     5,979,160
St. George Bank Ltd.
 7.15%, 10/15/05+ ................   2,000,000     2,060,440
Sumitomo Bank International
 0.75% Conv., 05/31/01  ......... Yen 11,000,000      88,312
                                                 -----------
                                                   8,127,912
                                                 -----------
FINANCIAL SERVICES (1.9%)
Ford Motor Credit Co.
 6.125%, 01/09/06 ................  $6,000,000     5,859,180
                                                 -----------
FOREIGN GOVERNMENT (0.8%)
Province of Quebec
 7.5%, 07/15/23 ..................   2,500,000     2,686,375
                                                 -----------
MORTGAGE RELATED (11.4%)
Federal National Mortgage
 Association:
 6.0%, 11/01/10 ..................  14,295,932    14,063,622
 6.5%, 01/01/11 ..................   3,346,139     3,348,230
 7.0%, 05/01/26 ..................   8,403,540     8,461,315
 7.0%, 09/01/27 ..................   8,995,060     9,056,901
Premier Auto Trust
 7.15%, 02/04/99 .................     875,160       875,974
                                                 -----------
                                                  35,806,042
                                                 -----------
U.S. GOVERNMENT (33.1%)
U.S. Treasury:
 6.125% Note, 08/31/98 ...........   2,400,000     2,408,250
 6.375% Note, 05/15/99 ...........  19,100,000    19,273,103
 6.0% Note, 08/15/00 .............  17,000,000    17,122,195

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                 PRINCIPAL        VALUE
                                   AMOUNT        (NOTE 1)
-----------------------------------------------------------
 6.25% Note, 04/30/01 ........  $15,600,000    $ 15,843,750
 6.5% Note, 08/31/01 .........    7,100,000       7,275,285
 6.5% Note, 05/31/02 .........   14,560,000      14,987,700
 6.875% Note, 05/15/06 .......    7,430,000       7,952,425
 6.125% Bond, 11/15/27 .......   18,310,000      18,813,525
                                               ------------
                                                103,676,233
                                               ------------
UTILITY--ELECTRIC (2.2%)
Consolidated Edison
 6.45%, 12/01/07 .............    6,750,000       6,767,280
                                               ------------
 TOTAL CREDIT SENSITIVE (52.0%)                 162,923,022
                                               ------------
TOTAL LONG-TERM DEBT SECURITIES (54.0%)
 (Amortized Cost $167,120,488)                  169,342,159
                                               ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (14.6%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ..........   45,800,000      45,792,366
                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES (14.6%)
 (Amortized Cost $45,792,366)                    45,792,366
                                               ------------
TOTAL INVESTMENTS (99.3%)
 (Cost/Amortized Cost $291,515,613)             311,255,843
OTHER ASSETS
 LESS LIABILITIES (0.7%)  ....                    2,285,071
                                               ------------
NET ASSETS (100.0%) ..........                 $313,540,914
                                               ============

DISTRIBUTION OF INVESTMENTS BY GLOBAL
REGION
As a Percentage of Total Investments
Australia ..................................    0.1%
Canada .....................................    0.1
France .....................................    0.6
Germany ....................................    0.3
Japan ......................................    1.1
Netherlands ................................    0.4
Scandinavia ................................    0.7
Southeast Asia .............................    0.2
Switzerland ................................    0.3
United Kingdom .............................    1.4
United States** ............................   94.3
Other European Countries ...................    0.5
                                              -----
                                              100.0%
                                              =====

------------
*      Non-income producing.
**     Includes Short-Term Debt Securities of 14.7%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $2,296,466 or 0.7% of net assets.
       Glossary:
       ADR--American Depository Receipt
       GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.4%)
Akzo Nobel N.V. ..................     5,000     $   862,082
Bayer AG .........................    40,500       1,502,752
Ciba Specialty Chemicals AG*  ....     9,100       1,084,149
Hitachi Chemical Co. Ltd. ........   159,000         944,434
Holliday Chemical Holdings PLC ...   214,000         808,834
Kuraray Co. Ltd. .................    96,000         794,635
Nippon Chemi-Con Corp. ...........    62,000         143,982
Toagosei Co. Ltd. ................   158,000         222,817
                                                 -----------
                                                   6,363,685
                                                 -----------
CHEMICALS--SPECIALTY (0.0%)
NGK Insulators ...................    92,000         817,934
                                                 -----------
METALS & MINING (0.1%)
Bethlehem Steel Corp.* ...........   135,000       1,164,375
Nord Resources Corp.* ............    27,939          50,639
Randgold Resources Ltd. (GDR)+*  .    30,300         159,075
Toho Titanium* ...................    11,000          92,738
                                                 -----------
                                                   1,466,827
                                                 -----------
PAPER (0.2%)
Jefferson Smurfit Corp.* .........    39,600         559,350
KNP BT (Kon) N.V. ................    53,000       1,220,674
Nippon Paper Industries Co.  .....    10,000          39,241
Stone Container Corp.* ...........    57,900         604,331
UPM-Kymmene Oy ...................    25,320         506,312
                                                 -----------
                                                   2,929,908
                                                 -----------
STEEL (0.1%)
Koninklijke Hoogovens N.V.  ......    20,000         819,668
NatSteel Ltd. ....................   220,000         298,305
Pohang Iron & Steel Co. Ltd.
 (ADR) ...........................    15,000         261,562
Rautaruukki Oy ...................    72,872         588,222
Usinor Sacilor ...................    47,000         678,624
                                                 -----------
                                                   2,646,381
                                                 -----------
 TOTAL BASIC MATERIALS (0.8%)  ...                14,224,735
                                                 -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.8%)
USA Waste Services, Inc.* ........   162,900       6,393,825
U.S. Filter Corp.* ...............    45,000       1,347,187
Waste Management, Inc. ...........   217,200       5,973,000
                                                 -----------
                                                  13,714,012
                                                 -----------
PRINTING, PUBLISHING &
 BROADCASTING (1.7%)
Cablevision Systems Corp.
 (Class A)* ......................    43,500       4,165,125
Carlton Communications PLC  ......   134,500       1,038,815
CBS Corp. ........................   167,500       4,930,781
Liberty Media Group (Class A)* ...   218,700       7,927,875
New Straits Times Press BHD  .....    65,000          80,550
New York Times Co. (Class A) .....    87,840       5,808,420
Nippon Television Network Corp.  .       600         176,126
Reader's Digest Association, Inc.
 (Class A) .......................    40,000         945,000
Reed International PLC ...........     5,000     $    50,121
Television Broadcasts Ltd.  ......    10,000          28,520
Time Warner, Inc. ................    58,100       3,602,200
Tokyo Broadcasting System, Inc. ..     7,000          88,523
United News & Media PLC ..........    95,571       1,088,372
                                                 -----------
                                                  29,930,428
                                                 -----------
PROFESSIONAL SERVICES (0.0%)
Asatsu, Inc. .....................     3,000          43,227
Brisa-Auto Estradas de Portugal
 SA* .............................     2,800         100,301
Meitec ...........................    11,000         309,408
                                                 -----------
                                                     452,936
                                                 -----------
TRUCKING, SHIPPING (0.4%)
Bergesen Dy AS (A Shares) ........    47,300       1,114,327
Frontline Ltd.* ..................   140,000         564,868
Knightsbridge Tankers Ltd.  ......    64,500       1,826,156
OMI Corp.* .......................   313,200       2,877,525
                                                 -----------
                                                   6,382,876
                                                 -----------
 TOTAL BUSINESS SERVICES (2.9%) ..                50,480,252
                                                 -----------
CAPITAL GOODS
AEROSPACE (0.1%)
British Aerospace ................    50,710       1,445,810
                                                 -----------
BUILDING & CONSTRUCTION (0.3%)
Beazer Group PLC .................   187,000         494,750
Bouygues .........................    10,708       1,213,401
Daito Trust Construction Co. Ltd.     65,000         397,049
GTM Entrepose ....................     9,953         669,762
Makita Corp. .....................    89,000         852,654
National House Industrial Co.  ...    53,000         363,556
Sho Bond Corp. ...................    10,000         180,878
Suido Kiko Kaisha.................     1,000           2,008
Societe Technip ..................    10,350       1,092,008
Toda Corp. .......................   143,000         389,078
                                                 -----------
                                                   5,655,144
                                                 -----------
BUILDING MATERIALS &
 FOREST PRODUCTS (0.5%)
BPB PLC ..........................   103,100         576,044
Fujikura Ltd. ....................    34,000         225,147
Holderbank Financiere Glaris AG  .     1,385       1,130,380
Martin Marietta Materials, Inc.  .   110,000       4,021,875
Matsushita Electric Works Ltd.  ..   104,000         900,709
Nichiha Corp. ....................    14,600          89,295
Rugby Group PLC ..................   447,460       1,000,026
                                                 -----------
                                                   7,943,476
                                                 -----------
ELECTRICAL EQUIPMENT (1.3%)
Daikin Industries Ltd. ...........   140,000         527,917
General Electric Co. .............   231,000      16,949,625
Johnson Electric Holdings Ltd.  ..   258,000         742,470
Legrand SA .......................     3,800         757,032
Mabuchi Motor Co. ................     1,700          86,384
Pioneer Electric Corp. ...........    66,000       1,016,746
Sony Corp. .......................    16,500       1,466,948
Sumitomo Electric Industries  ....    56,000         763,978
                                                 -----------
                                                  22,311,100
                                                 -----------

                                       55

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
MACHINERY (1.6%)
Allied Signal, Inc. ..............   152,400     $ 5,934,075
Cie Generale de Geophysique SA
 (ADR)* ..........................    56,108       1,437,768
Coltec Industries, Inc.* .........   115,000       2,666,562
Fujitec Co. Ltd. .................    96,000         529,757
Ishikawajima Harima Heavy
 Industries Co. Ltd...............   130,000         194,290
KSB AG ...........................     2,600         570,889
Legris Industries SA .............    17,300         600,764
Mitsubishi Heavy Industries Ltd. .    80,000         333,550
Nitta Corp. ......................     8,000          80,935
Nitto Kohki Co. Ltd. .............     4,000          43,533
Rauma Oy .........................     1,234          19,243
Schindler Holding AG
 Participating Certificate .......       915         953,530
Schindler Holding AG Registered  .       450         483,430
Siebe PLC ........................    50,000         981,874
SMC Corp. ........................     2,000         176,279
Stork N.V. .......................    18,000         621,409
TI Group PLC .....................   123,795         943,928
United Technologies Corp. ........   158,100      11,511,656
Valmet Oy* .......................    31,000         427,669
                                                 -----------
                                                  28,511,141
                                                 -----------
 TOTAL CAPITAL GOODS (3.8%)  .....                65,866,671
                                                 -----------
CONSUMER CYCLICALS
AIRLINES (0.0%)
Lufthansa AG .....................    21,000         394,563
Singapore Airlines Ltd. ..........    12,000          78,501
Virgin Express Holdings PLC
 (ADR)* ..........................    10,400         215,800
                                                 -----------
                                                     688,864
                                                 -----------
APPAREL, TEXTILE (0.1%)
Liz Claiborne, Inc. ..............    30,000       1,254,375
Onward Kashiyama Co. Ltd. ........    79,000         914,275
                                                 -----------
                                                   2,168,650
                                                 -----------
AUTO RELATED (0.5%)
Continental AG ...................    55,000       1,238,222
Minebea Co. Ltd. .................    14,000         150,220
NGK Spark Plug Co. ...............    69,000         391,339
Republic Industries, Inc.*  ......   219,700       5,121,756
Sumitomo Rubber Industries, Inc.     129,000         544,771
Toyoda Automatic Loom Works Ltd.      70,000       1,287,603
                                                 -----------
                                                   8,733,911
                                                 -----------
AUTOS & TRUCKS (0.4%)
Bajaj Auto Ltd. (GDR) ............     7,500         148,125
Harley-Davidson, Inc. ............   234,000       6,405,750
Honda Motor Co. Ltd. .............     1,000          36,712
UMW Holdings BHD .................   188,000         142,589
Volkswagen AG ....................     1,000         558,659
                                                 -----------
                                                   7,291,835
                                                 -----------
FOOD SERVICES, LODGING (0.9%)
Accor SA .........................     1,400         260,297
Choice Hotels Scandinavia ASA*+ ..   108,000         365,566
Compass Group PLC ................   144,200       1,774,864
Host Marriott Corp.* .............   138,200     $ 2,712,175
ITT Corp.* .......................   101,000       8,370,375
John Q Hammons Hotels, Inc.
 (Class A)* ......................   191,800       1,726,200
                                                 -----------
                                                  15,209,477
                                                 -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.8%)
Hunter Douglas N.V. ..............    22,000         770,350
Moulinex* ........................    17,000         420,022
Sunbeam Corp. ....................   295,500      12,447,937
                                                 -----------
                                                  13,638,309
                                                 -----------
LEISURE RELATED (1.4%)
Berjaya Sports Toto BHD ..........   140,000         358,144
Carnival Corp. (Class A) .........   116,500       6,451,187
Cendant Corp.* ...................   125,300       4,307,187
Cyrk, Inc.* ......................   220,600       2,137,063
Disney (Walt) Co. ................    63,100       6,250,844
EMI Group PLC ....................    12,000         100,176
Granada Group PLC ................    88,900       1,358,635
Hoyts Cinemas Group+ .............    45,000          79,151
Ladbroke Group PLC ...............   279,118       1,210,904
NAMCO Ltd. .......................     1,000          29,048
Nintendo Co. Ltd. ................     1,000          98,103
Nippon Broadcasting System  ......     5,000         197,739
Toei Co. Ltd. ....................     8,000          29,124
@Entertainment, Inc.* ............    57,500         639,687
                                                 -----------
                                                  23,246,992
                                                 -----------
PHOTO & OPTICAL (0.1%)
Fuji Photo Film Co. ..............    26,000         996,359
Noritsu Koki Co. Ltd. ............    11,200         276,405
                                                 -----------
                                                   1,272,764
                                                 -----------
RETAIL--GENERAL (2.1%)
Aldeasa SA* ......................    16,494         349,692
Boots Co. PLC ....................    74,700       1,075,946
BAA PLC ..........................   154,200       1,261,920
Dayton Hudson Corp. ..............   157,000      10,597,500
Dickson Concepts International
 Ltd. ............................   161,000         234,779
Fingerhut Companies, Inc. ........   105,500       2,255,062
Home Depot, Inc. .................   163,300       9,614,287
Kingfisher PLC ...................    76,163       1,061,348
Kohl's Corp.* ....................    93,000       6,335,625
Kokuyo Co. Ltd. ..................    25,000         431,117
Limited, Inc. ....................   100,000       2,550,000
Paris Miki, Inc. .................     3,800          40,774
Sato Corp. .......................     8,800         149,730
Smith (W.H.) Group PLC ...........    25,000         159,811
Vendex International N.V. ........    11,000         607,057
                                                 -----------
                                                  36,724,648
                                                 -----------
 TOTAL CONSUMER CYCLICALS (6.3%)                 108,975,450
                                                 -----------
CONSUMER NONCYCLICALS
BEVERAGES (0.9%)
Bass PLC .........................    26,400         409,755
Coca-Cola Co. ....................   183,120      12,200,370
Diageo PLC .......................    58,000         533,269
Scottish & Newcastle PLC .........   100,000       1,225,083
Whitbread PLC ....................    92,500       1,354,370
                                                 -----------
                                                  15,722,847
                                                 -----------

                                       56

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
CONTAINERS (0.8%)
Owens-Illinois, Inc.* ............     50,000   $  1,896,875
Schmalbach Lubeca AG .............      8,300      1,384,141
Sealed Air Corp.* ................    164,500     10,157,875
                                                ------------
                                                  13,438,891
                                                ------------
DRUGS (2.5%)
Astra AB (A Shares) ..............     30,000        519,528
Centocor, Inc.* ..................    237,503      7,896,975
Daiichi Pharmaceutical Co.  ......     79,000        890,056
Merck KGAA .......................     18,700        628,895
Merck & Co., Inc. ................     92,160      9,792,000
Novartis AG ......................      1,800      2,920,917
Orion-Yhtyma Oy (B Shares)  ......     37,800        998,578
Pfizer, Inc. .....................    182,112     13,578,726
Rohto Pharmaceutical Co. Ltd.  ...      9,000         57,942
Sankyo Co. Ltd. ..................      6,000        135,658
Santen Pharmaceutical Co. Ltd.  ..     22,000        252,922
Schering Plough Corp. ............     80,000      4,970,000
SmithKline Beecham PLC ...........     10,000        102,378
Taisho Pharmaceutical Co. ........      4,000        102,089
Yamanouchi Pharmaceutical Co.
 Ltd. ............................     21,000        450,661
                                                ------------
                                                  43,297,325
                                                ------------
FOODS (1.1%)
Campbell Soup Co. ................    136,335      7,924,472
Huhtamaki Oy Series I ............     11,550        476,752
Nestle SA ........................      1,150      1,723,622
Orkla ASA 'A'.....................      8,300        713,599
Parmalat Finanziaria Spa .........    503,700        720,385
Rite Aid Corp. ...................     40,000      2,347,500
Tyson Foods, Inc. ................    225,000      4,612,500
                                                ------------
                                                  18,518,830
                                                ------------
HOSPITAL SUPPLIES & SERVICES (1.0%)
Columbia/HCA Healthcare Corp. ....     90,000      2,666,250
Medtronic, Inc. ..................    202,906     10,614,520
PT Tempo Scan Pacific ............    206,000         15,918
United Healthcare Corp. ..........     90,000      4,471,875
                                                ------------
                                                  17,768,563
                                                ------------
RETAIL--FOOD (0.4%)
Delhaize-Le Lion SA ..............      8,800        446,520
Familymart Co. ...................     88,500      3,174,401
Promodes .........................      2,200        912,752
Santa Isabel S.A. (ADR) ..........      3,000         52,500
Seven-Eleven Japan Co. Ltd.  .....      4,000        283,273
Woolworths Ltd. ..................    569,991      1,904,871
                                                ------------
                                                   6,774,317
                                                ------------
SOAPS & TOILETRIES (1.2%)
Avon Products, Inc. ..............    125,720      7,716,065
Gillette Corp. ...................    130,310     13,088,011
                                                ------------
                                                  20,804,076
                                                ------------
TOBACCO (1.5%)
Imperial Tobacco Group PLC  ......     11,600         73,009
Japan Tobacco, Inc. ..............        197      1,398,138
Philip Morris Cos., Inc. .........    467,900     21,201,719
Seita ............................     29,200      1,047,969
Swedish Match AB .................     54,700        182,565
Tabacalera SA--A .................     11,000   $    891,697
                                                ------------
                                                  24,795,097
                                                ------------
 TOTAL CONSUMER NONCYCLICALS (9.4%)              161,119,946
                                                ------------
CREDIT SENSITIVE
BANKS (2.1%)
Allied Irish Bank ................    225,000      2,147,134
AMMB Holdings BHD ................     78,000         51,138
Banco Bilbao Vizcaya SA ..........     54,900      1,776,547
BPI-SGPS SA* .....................     12,000        291,769
Banco Santander SA ...............     29,100        972,228
Bangkok Bank Public Ltd. .........     20,000         49,844
Bank of Tokyo-Mitsubishi Ltd.  ...     15,000        206,936
Banque Nationale de Paris ........     13,700        728,193
Chase Manhattan Corp. ............    101,300     11,092,350
Citicorp .........................     75,700      9,571,319
Credito Italiano Spa .............    500,000      1,541,832
Dao Heng Bank Group Ltd...........     30,000         74,913
Den Norske Bank ASA ..............    201,000        947,061
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................      3,740        186,386
Forenings Sparbanken AB
 (A Shares) ......................     40,000        909,331
Istituto Mobiliare Italiano  .....     84,700      1,005,483
Long-Term Credit Bank of Japan ...    230,000        368,423
Philippine Commercial
 International Bank ..............      5,000         14,198
PT Bank Dagang Nasional Indonesia
 Tbk .............................  1,230,000         78,273
Seventy-Seven Bank Ltd. ..........    123,000        876,720
Shizuoka Bank Ltd. ...............      4,000         42,920
Skandinaviska Enskilda Banken
 (Series A) ......................     25,370        321,123
Societe Generale .................      9,028      1,230,034
State Bank of India (GDR)+  ......     27,000        491,400
Sumitomo Bank Ltd. ...............      8,000         91,358
Suncorp-Metway Ltd.* .............     74,330        186,425
Thai Farmers Bank Public
 Co.--Warrants* ..................      2,875            173
Toho Bank ........................     10,000         39,854
United Overseas Bank Ltd. ........      4,000         22,242
Wing Hang Bank Ltd. ..............    161,000        455,014
Yamaguchi Bank ...................     70,000        858,402
                                                ------------
                                                  36,629,023
                                                ------------
FINANCIAL SERVICES (3.2%)
Aiful Corp.* .....................      2,400        162,790
Associates First Capital Corp.  ..     43,000      3,058,375
Beneficial Corp. .................     50,800      4,222,750
Credit Saison Co. ................     14,400        355,378
Fleet Financial Group, Inc.  .....     46,300      3,469,606
Green Tree Financial Corp.  ......    153,400      4,017,162
MBNA Corp. .......................    481,125     13,140,727
Merrill Lynch & Co., Inc. ........     72,400      5,280,675
Morgan Stanley, Dean Witter,
 Discover & Co. ..................    305,700     18,074,513
Newcourt Credit Group Inc.*  .....     25,000        834,375
Nichiei Co. Ltd. .................        500         53,267
Peregrine Investment Holdings
 Ltd. ............................    472,000        335,011
PMI Group, Inc. ..................     14,600      1,055,763

                                       57

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
Sanyo Shinpan Finance Co. Ltd.  ..     1,200    $     53,068
Takefuji Corp. ...................     5,000         229,546
Worms Et Compagnie ...............     2,500         184,847
                                                ------------
                                                  54,527,853
                                                ------------
INSURANCE (3.0%)
ASR Verzekeringsgroep N.V.  ......    10,000         543,979
Assurances Generales de France ...    37,995       2,013,227
Catalana Occidente SA ............     1,030          52,463
Corporacion Mapfre Cia Inter SA ..    14,000         371,250
Fortis Amev N.V. .................    37,281       1,625,350
General Accident PLC..............    42,200         731,616
ING Groep N.V. ...................    50,000       2,105,886
Irish Life PLC ...................   100,000         568,025
Life Re Corp. ....................   140,500       9,158,844
MGIC Investment Corp. ............    67,000       4,455,500
PennCorp Financial Group, Inc.  ..   135,700       4,842,794
Providian Financial Corp. ........    65,000       2,937,188
QBE Insurance Group Ltd. .........   201,250         905,536
Royal & Sun Alliance Insurance
 Group PLC .......................   100,936       1,016,774
Travelers Group, Inc. ............   320,199      17,250,721
Trygg-Hansa AB (B Shares) ........     3,600         110,631
United Assurance Group PLC  ......    71,600         617,718
Willis Corroon Group PLC (ADR)  ..    87,800       1,081,037
Zurich Versicherungs .............     2,130       1,015,050
                                                ------------
                                                  51,403,589
                                                ------------
REAL ESTATE (0.5%)
Boston Properties, Inc. ..........    84,200       2,783,863
City Developments Ltd. ...........     8,000          37,110
Daibiru Corp. ....................     4,000          29,278
Glenborough Realty Trust, Inc.  ..    70,000       2,073,750
Spieker Properties, Inc. .........    40,000       1,715,000
Sumitomo Realty & Development Co.
 Ltd. ............................    16,000          91,972
Unibail SA .......................     7,880         786,887
Vornado Realty Trust .............    20,000         938,750
                                                ------------
                                                   8,456,610
                                                ------------
UTILITY--ELECTRIC (0.7%)
AES Corp.* .......................   113,800       5,305,925
Cia Paranaense de Energia-Copel
 (ADR) ...........................    54,000         739,125
Energy Group PLC .................    58,840         649,770
Hong Kong Electric Holdings Ltd.     179,000         680,288
Malakoff BHD .....................    90,000         187,428
Manila Electric Co. ..............    16,620          54,990
National Grid Group PLC ..........    20,000          94,983
Powergen PLC .....................   108,000       1,405,617
Veba AG ..........................    35,000       2,383,335
                                                ------------
                                                  11,501,461
                                                ------------
UTILITY--GAS (0.2%)
Anglian Water PLC ................   128,600       1,754,030
Scottish Power PLC ...............   220,000       1,945,015
                                                ------------
                                                   3,699,045
                                                ------------
UTILITY--TELEPHONE (1.1%)
British Telecommunications PLC ...   186,600    $  1,467,275
Cable & Wireless PLC .............   109,200         960,051
Philippine Long Distance
 Telephone Co. ...................    10,000         217,284
Telecom Italia Spa ...............   311,550       1,990,116
Telefonica de Espana .............    57,000       1,627,502
Telekom Malaysia BHD .............   150,000         443,502
Telephone & Data Systems, Inc.  ..    39,700       1,848,531
Teleport Communications Group,
 Inc. (Class A)* .................   193,400      10,612,825
                                                ------------
                                                  19,167,086
                                                ------------
 TOTAL CREDIT SENSITIVE (10.8%)                  185,384,667
                                                ------------
ENERGY
COAL & GAS PIPELINES (0.1%)
BG PLC ...........................   164,117         738,963
BG PLC-'B'* ......................   186,000          88,640
OMV AG ...........................     1,400         193,960
                                                ------------
                                                   1,021,563
                                                ------------
OIL--DOMESTIC (1.5%)
Apache Corp. .....................   130,400       4,572,150
Louis Dreyfus Natural Gas Corp.*     245,400       4,585,913
Murphy Oil Corp. .................    40,000       2,167,500
Tom Brown, Inc.* .................   121,000       2,329,250
Union Pacific Resources Group,
 Inc. ............................   176,800       4,287,400
USX-Marathon Group ...............   259,700       8,764,875
                                                ------------
                                                  26,707,088
                                                ------------
OIL--INTERNATIONAL (1.1%)
AO Tatneft (ADR) .................    29,000       4,132,500
British Petroleum Co. PLC ........    98,700       1,297,553
Elf Aquitaine ....................    18,800       2,186,591
Gulf Canada Resources Ltd.*  .....   916,000       6,412,000
Gulf Indonesia Resources Ltd.*  ..    30,700         675,400
Petroleo Brasileiro S.A. (ADR)  ..    15,000         350,799
Repsol SA ........................    13,950         595,176
Shell Transport & Trading Co. PLC    178,950       1,293,905
Total SA--B ......................    26,234       2,855,075
                                                ------------
                                                  19,798,999
                                                ------------
OIL--SUPPLIES & CONSTRUCTION (2.8%)
Baker Hughes, Inc. ...............    90,000       3,926,250
BJ Services Co.* .................    30,000       2,158,125
Canadian Fracmaster Ltd. .........    47,100         691,944
Canadian Fracmaster Ltd.
 Installment Receipt*+ ...........   133,800       1,123,229
Dresser Industries, Inc. .........   133,900       5,615,431
Fugro N.V.* ......................    10,000         304,786
Halliburton Co. ..................   186,400       9,681,150
Nabors Industries, Inc.* .........   362,900      11,408,669
Noble Drilling Corp.* ............   383,700      11,750,813
Parker Drilling Co.* .............    92,300       1,124,906
                                                ------------
                                                  47,785,303
                                                ------------
 TOTAL ENERGY (5.5%) .............                95,312,953
                                                ------------

                                       58

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
TECHNOLOGY
ELECTRONICS (2.1%)
Altera Corp.* ....................     91,000   $  3,014,375
Applied Materials, Inc.* .........    153,600      4,627,200
Cisco Systems, Inc.* .............    339,000     18,899,250
Fujimi, Inc. .....................      2,000         85,074
Hoya Corp. .......................      8,000        251,389
Leitch Technology Corp.* .........     10,000        300,815
Micronics Japan Co. Ltd. .........      7,000        120,713
National Semiconductor Corp.*  ...    182,000      4,720,625
Nikon Corp. ......................     10,000         98,870
Rohm Co. Ltd. ....................      2,000        203,870
Sankyo Engineering Co. ...........      6,000         18,394
SMH AG ...........................      4,850        654,194
Sterling Commerce, Inc.* .........     40,000      1,537,500
TDK Corp. ........................      5,000        377,084
Tokyo Cathode Laboratory Co.* ....      5,400         53,390
TOWA Corp. .......................        800         16,616
Varitronix International Ltd.  ...    469,000        804,968
Yokogawa Electric Corp. ..........     12,000         74,129
                                                ------------
                                                  35,858,456
                                                ------------
OFFICE EQUIPMENT (1.6%)
Barco N.V. .......................      4,314        791,752
Canon, Inc. ......................      2,000         46,599
Ceridian Corp.* ..................    101,300      4,640,806
Compaq Computer Corp. ............    180,125     10,165,805
Dell Computer Corp.* .............    105,800      8,887,200
Policy Management Systems Corp.*       44,900      3,123,356
                                                ------------
                                                  27,655,518
                                                ------------
OFFICE EQUIPMENT SERVICES (0.4%)
Data Communication System Co. ....      6,000         79,096
First Data Corp. .................    127,600      3,732,300
Fuji Soft ABC, Inc. ..............      4,200        143,890
INES Corp. .......................      6,000         46,446
Nippon System Development ........      3,200         65,729
Oracle Corp.* ....................    105,500      2,353,969
                                                ------------
                                                   6,421,430
                                                ------------
TELECOMMUNICATIONS (2.8%)
ADC Telecommunications, Inc.* ....    205,700      8,587,975
Asia Satellite Telecommunications
 Holdings Ltd. ...................    120,000        205,188
DDI Corp. ........................        240        634,604
DSC Communications Corp.* ........     40,000        960,000
Energis PLC* .....................    165,000        691,420
Intermedia Communications, Inc.*          363         22,052
Lucent Technologies, Inc. ........    107,000      8,546,625
MCI Communications Corp. .........     80,000      3,425,000
Nextel Communications, Inc.
 (Class A)* ......................     69,500      1,807,000
PT Indosat .......................    419,000        777,055
PT Telekomunikasi Indonesia  .....    309,000        164,332
SK Telecom Co. Ltd. (ADR)*  ......     85,655        556,756
Tele-Communications TCI Ventures
 Group (Class A)* ................    100,000      2,831,250
Tellabs, Inc.* ...................    113,500      6,001,313
Videsh Sanchar Nigam Ltd. (GDR)+*      28,400        395,612
Vodafone Group PLC ...............    160,000   $  1,154,257
WorldCom, Inc.* ..................    383,850     11,611,463
                                                ------------
                                                  48,371,902
                                                ------------
 TOTAL TECHNOLOGY (6.9%) .........               118,307,306
                                                ------------
DIVERSIFIED
MISCELLANEOUS (1.4%)
BTR PLC ..........................    180,000        544,262
Cie Generale des Eaux ............      8,259      1,152,706
Citic Pacific Ltd. ...............     60,000        238,482
First Pacific Co. ................    397,685        192,453
Montedison Spa ...................  1,113,000        999,750
Smith (Howard) Ltd. ..............     35,000        290,481
Swire Pacific Ltd. (Class A)  ....     57,000        312,621
Tomkins PLC ......................    160,000        765,123
Tyco International Ltd. ..........    343,518     15,479,780
U.S. Industries, Inc. ............    161,400      4,862,175
                                                ------------
 TOTAL DIVERSIFIED (1.4%) ........                24,837,833
                                                ------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (47.8%)
 (Cost $666,960,804) .............               824,509,813
                                                ------------
PREFERRED STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS
Henkel KGAA ......................     15,180        949,304
                                                ------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
Republic Industries, Inc.
 6.5% Exch. Conv. ................     46,100      1,083,350
                                                ------------
PRINTING, PUBLISHING &
 BROADCASTING (0.0%)
ProSieben Media AG* ..............      5,000        229,300
                                                ------------
TRUCKING, SHIPPING (0.0%)
CNF Trust I
 5.0% Conv. Series A .............     19,000      1,083,000
                                                ------------
 TOTAL BUSINESS SERVICES (0.1%)                    2,395,650
                                                ------------
CAPITAL GOODS (0.1%)
AEROSPACE
Loral Space & Communications
 6.0% Conv. ......................     37,700      2,318,550
                                                ------------
CONSUMER CYCLICALS
AIRLINES (0.1%)
Continental Airlines Finance
 Trust
 8.5% Conv. ......................     18,100      1,862,037
                                                ------------
RETAIL--GENERAL (0.0%)
Hornbach Holding AG ..............      8,010        552,122
                                                ------------
 TOTAL CONSUMER CYCLICALS (0.1%)                   2,414,159
                                                ------------
CREDIT SENSITIVE (0.1%)
UTILITY--ELECTRIC
AES Trust I
 5.375% Conv. Series A ...........     23,000      1,650,250
                                                ------------
ENERGY (0.1%)
OIL--DOMESTIC
Devon Financing Trust
 $3.25 Conv. .....................     11,600        849,700
                                                ------------

                                       59

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
TECHNOLOGY
TELECOMMUNICATIONS (0.6%)
Intermedia Communications, Inc.:
 7.0% Conv. Series D .............      20,500   $   840,500
 7.0% Conv.+ .....................      28,900     1,184,900
Mobile Telecommunications
 $2.25 Conv. .....................      28,000       938,000
Nextel Strypes Trust
 7.25% Conv. .....................      54,400     1,292,000
Nokia Oyj (A Shares) .............      14,100     1,001,055
QualComm Financial Trust:
 5.75% Conv. .....................       6,400       299,600
 5.75% Conv.+ ....................      36,800     1,722,700
WorldCom, Inc.
 8.0% Conv. ......................      30,700     3,219,663
                                               -------------
 TOTAL TECHNOLOGY (0.6%) .........                10,498,418
                                               -------------
TOTAL PREFERRED STOCKS (1.2%)
 (Cost $17,920,454)...............                21,076,031
                                               -------------
                                    PRINCIPAL
                                      AMOUNT
                                   -----------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PROFESSIONAL SERVICES (0.1%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02 ............  $  710,000     1,476,800
Personnel Group of America:
 5.75% Conv., 07/01/04 ...........     110,000       124,850
 5.75% Conv., 07/01/04+ ..........     370,000       419,950
                                               -------------
 TOTAL BUSINESS SERVICES (0.1%)                    2,021,600
                                               -------------
CAPITAL GOODS
AEROSPACE (0.1%)
Orbital Sciences Corp.
 5.0% Conv., 10/01/02+ ...........     590,000       753,725
                                               -------------
BUILDING & CONSTRUCTION (0.0%)
Halter Marine Group, Inc.
 4.5% Conv., 09/15/04+ ...........     670,000       752,912
                                               -------------
MACHINERY (0.1%)
DII Group, Inc.
 6.0% Conv., 10/15/02+ ...........   1,005,000     1,536,444
                                               -------------
 TOTAL CAPITAL GOODS (0.2%)  .....                 3,043,081
                                               -------------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.2%)
Cendant Corp.
 4.75% Conv., 03/01/03 ...........   2,050,000     2,757,250
                                               -------------
RETAIL--GENERAL (0.1%)
U.S. Office Products Co.
 5.5% Conv., 02/01/01 ............   1,455,000     1,729,631
                                               -------------
 TOTAL CONSUMER CYCLICALS (0.3%)                   4,486,881
                                               -------------
CONSUMER NONCYCLICALS
DRUGS (0.2%)
MedImmune, Inc.:
 7.0% Conv., 07/01/03 ............     615,000     1,398,356
 7.0% Conv. Sub., 07/01/03+ ......     500,000     1,136,875

=================================================================
                                     PRINCIPAL          VALUE
                                       AMOUNT         (NOTE 1)
-----------------------------------------------------------------
Quintiles Transnational Corp.:
 4.25% Conv., 05/31/00 ..........$   370,000         $   415,787
 4.25% Conv., 05/31/00+ .........    580,000             651,775
                                                     -----------
                                                       3,602,793
                                                     -----------
HOSPITAL SUPPLIES &
 SERVICES (0.2%)
FPA Medical Management, Inc.:
 6.5% Conv., 12/15/01 ...........    810,000             826,200
 6.5% Conv., 12/15/01+ ..........    540,000             550,800
RES-Care, Inc.
 6.0% Conv., 12/01/04+ ..........  1,095,000           1,248,300
                                                     -----------
                                                       2,625,300
                                                     -----------
MEDIA & CABLE (1.9%)
Time Warner Entertainment Co.
 8.375%, 03/15/23 ............... 23,580,000          26,909,024
Turner Broadcasting System, Inc.
 8.375%, 07/01/13 ...............  5,530,000           6,204,771
                                                     -----------
                                                      33,113,795
                                                     -----------
 TOTAL CONSUMER NONCYCLICALS (2.3%)                   39,341,888
                                                     -----------
CREDIT SENSITIVE
BANKS (1.6%)
ABN Amro Bank NV
 7.125%, 06/18/07 ............... 25,375,000          26,528,801
Sumitomo Bank International
 0.75% Conv., 05/31/01 ..........    Yen
                                 101,000,000             810,864
                                                     -----------
                                                      27,339,665
                                                     -----------
FINANCIAL SERVICES (0.7%)
Commercial Credit Co.
 6.125%, 12/01/05 ...............$10,000,000           9,810,400
RAC Financial Group, Inc.:
 7.25% Conv., 08/15/03 ..........    195,000             469,950
 7.25% Conv. Sub., 08/15/03+  ...    625,000           1,506,250
                                                     -----------
                                                      11,786,600
                                                     -----------
INSURANCE (1.5%)
John Hancock Mutual Life
 Insurance Co.
 7.375%, 02/15/24+ ..............    23,750,000       24,918,262
Penn Treaty American Corp.:
 6.25% Conv., 12/01/03 ..........       330,000          425,287
 6.25% Conv., 12/01/03+ .........       905,000        1,166,319
                                                     -----------
                                                      26,509,868
                                                     -----------
MORTGAGE RELATED (7.2%)
Federal Home Loan Mortgage
 Corp.:
 7.0%, 09/01/11 .................    25,507,811       25,898,412
 7.0%, 01/01/12..................     5,527,207        5,611,845
Federal National Mortgage
 Association:
 6.5%, 09/01/11 .................    16,671,267       16,718,113
 6.5%, 06/01/11 .................    40,495,952       40,749,052
 7.0%, 05/01/26 .................    26,800,480       27,051,601
 7.0%, 09/01/27 .................     8,695,225        8,757,657
                                                     -----------
                                                     124,786,680
                                                     -----------

                                       60

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=================================================================
                                     PRINCIPAL          VALUE
                                       AMOUNT         (NOTE 1)
-----------------------------------------------------------------
U.S. GOVERNMENT (28.9%)
U.S. Treasury:
 6.125% Note, 08/31/98 ..........   $15,000,000    $   15,051,570
 6.375% Note, 05/15/99 ..........    52,000,000        52,471,276
 6.75% Note, 04/30/00 ...........    21,600,000        22,092,761
 6.0% Note, 08/15/00 ............    68,850,000        69,344,894
 6.25% Note, 04/30/01 ...........    43,000,000        43,671,875
 6.5% Note, 08/31/01 ............    81,600,000        83,614,541
 6.5% Note, 05/31/02 ............    86,335,000        88,871,091
 5.75% Note, 08/15/03 ...........    21,700,000        21,720,355
 6.875% Note, 05/15/06 ..........    41,085,000        43,973,810
 6.125% Bond, 11/15/27 ..........    55,405,000        56,928,637
                                                   --------------
                                                      497,740,810
                                                   --------------
 TOTAL CREDIT SENSITIVE (39.9%)                       688,163,623
                                                   --------------
ENERGY
COAL & GAS PIPELINES (0.1%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ...........     1,125,000         2,036,250
                                                   --------------
GAS (0.4%)
RAS Laffan Liquid Natural Gas
 8.294%, 03/15/14+ ..............     7,730,000         7,273,976
                                                   --------------

OIL--SUPPLIES &
 CONSTRUCTION (0.2%)
Diamond Offshore Drilling, Inc.
 3.75% Conv. Sub. Note, 02/15/07      1,090,000         1,442,887
Parker Drilling Corp.
 5.5% Conv. Sub., 08/01/04  .....       960,000         1,029,000
Seacor Holdings, Inc.:
 5.375% Conv., 11/15/06 .........        90,000           101,925
 5.375% Conv., 11/15/06+ ........       755,000           855,037
                                                   --------------
                                                        3,428,849
                                                   --------------
 TOTAL ENERGY (0.7%) ............                      12,739,075
                                                   --------------
TECHNOLOGY
ELECTRONICS (1.3%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ ......................     1,465,000         2,010,712
Baan Co.:
 4.5% Conv. Sub. Note, 12/15/01+        805,000         1,233,662
 4.5% Conv. Sub. Note,
 12/15/01 .......................       230,000           352,475
Cymer, Inc.
 3.5% Conv., 08/06/04+(a) .......     1,420,000         1,073,875
Integrated Process Equipment
 6.25% Conv., 09/15/04+ .........     2,110,000         1,748,663
Level One Communications:
 4.0% Conv., 09/01/04 ...........       360,000           338,400
 4.0% Conv., 09/01/04+ ..........     1,140,000         1,071,600
Photronics, Inc.
 6.0% Conv., 06/01/04 ...........     1,870,000         2,143,488
Quantum Corp.
 5.0% Conv., 03/01/03+ ..........       355,000           644,325
Sanmina Corp.
 5.5% Conv., 08/15/02+ ..........     1,345,000         3,259,944
SCI Systems, Inc.
 5.0% Conv., 05/01/06+ ..........     1,670,000         3,110,375
Solectron Corp.
 6.0% Conv., 03/01/06+ ..........   $ 1,070,000    $    1,467,238
Wind River Systems, Inc.
 5.0% Conv., 08/01/02+ ..........     1,390,000         1,487,300
Xilinx, Inc.
 5.25% Conv., 11/01/02+ .........     1,865,000         1,804,388
                                                   --------------
                                                       21,746,445
                                                   --------------
TELECOMMUNICATIONS (0.1%)
Comverse Technology, Inc.:
 5.75% Conv., 10/01/06 ..........       185,000           199,338
 5.75% Conv. Sub., 10/01/06+  ...     1,605,000         1,729,388
                                                   --------------
                                                        1,928,726
                                                   --------------
 TOTAL TECHNOLOGY (1.4%) ........                      23,675,171
                                                   --------------
TOTAL LONG-TERM DEBT SECURITIES (44.9%)
 (Cost $752,359,876).............                     773,471,319
                                                   --------------

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.4%)
Federal Home Loan Mortgage Corp.
 6.0%, due 01/02/98 .............    92,700,000        92,684,550
                                                   --------------
TOTAL SHORT-TERM DEBT SECURITIES (5.4%)
 (Cost $92,684,550)..............                      92,684,550
                                                   --------------
TOTAL INVESTMENTS (99.3%)
 (Cost/Amortized Cost $1,529,925,684)               1,711,741,713
OTHER ASSETS
 LESS LIABILITIES (0.7%).........                      12,346,816
                                                   --------------
NET ASSETS (100.0%) .............                  $1,724,088,529
                                                   ==============

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

DISTRIBUTION OF INVESTMENTS BY
GLOBAL REGION
As a Percentage of Total
Investments
Australia ................    0.2%
Canada ...................    0.1
France ...................    1.1
Germany ..................    0.6
Japan ....................    1.8
Netherlands ..............    0.6
Scandinavia ..............    0.6
Southeast Asia ...........    0.4
Spain ....................    0.4
Switzerland ..............    0.6
United Kingdom ...........    2.3
United States** ..........   90.8
Other European Countries      0.5
                            -----
                            100.0%
                            =====

------------
*      Non-income producing.
**     Includes Short-Term Debt Securities of 5.4%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $68,953,728 or 4.0% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
       Glossary:
       ADR--American Depository Receipt
       GDR--Global Depository Receipt

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.2%)
AGA AB (A Shares) ................     3,400      $    46,890
Akzo Nobel N.V. ..................     4,000          689,665
Asahi Chemical Industry Co.  .....    27,000           91,466
Bayer AG .........................    25,400          942,466
BOC Group PLC ....................     6,825          112,268
GP Batteries International Ltd.  .   180,000          468,867
GP Batteries International
 Ltd.--Warrants*..................     5,750            4,719
Imperial Chemical Industries PLC      18,212          284,614
Indo Gulf Fertilisers & Chemicals
 Corp. Ltd. (GDR)+................    50,000           40,000
Ishihara Sangyo Kaisha Ltd.*  ....    90,000          100,019
Johnson Matthey PLC ..............    25,000          223,900
Kuraray Co. Ltd. .................     6,000           49,665
L'Air Liquide ....................     2,035          318,513
Linde AG .........................       150           90,970
Mitsui Chemicals, Inc.* ..........     9,000           17,521
Royal Group Technologies Ltd.* ...    10,000          231,875
Sanyo Chemicals Industries Ltd.  .     9,000           52,424
Solvay Et Cie Societe Anonyme  ...     1,200           75,463
Sumitomo Chemical Co. Ltd.  ......    28,000           64,380
Toray Industries, Inc. ...........    29,000          130,025
UBE Industries Ltd. ..............    14,000           17,812
                                                  -----------
                                                    4,053,522
                                                  -----------
CHEMICALS--SPECIALTY (0.5%)
Cytec Industries, Inc.* ..........    57,900        2,717,681
Kyowa Hakko Kogyo Co. ............     8,000           34,643
NGK Insulators ...................     6,000           53,344
SGL Carbon AG+ ...................    15,000        1,917,785
Solutia, Inc. ....................   113,000        3,015,687
UCAR International, Inc.* ........     5,000          199,688
                                                  -----------
                                                    7,938,828
                                                  -----------
METALS & MINING (0.2%)
Alusuisse Lonza Holding AG  ......        90           86,457
Bethlehem Steel Corp.* ...........   330,000        2,846,250
Degussa AG .......................     2,500          123,683
Granges AB* ......................       550            8,624
Great Central Mines Ltd. .........    75,000           80,617
Gwalia Consolidated Ltd.* ........    88,300           46,594
Japan Energy Corp. ...............    19,000           17,911
Mitsubishi Materials Corp.  ......    24,000           38,628
Randgold Resources Ltd. (GDR)*+  .     7,600           39,900
Rio Tinto Ltd. ...................     5,800           67,645
Rio Tinto PLC ....................    27,615          339,895
Sumitomo Metal Mining Co. ........    10,000           32,956
Toho Titanium* ...................    48,000          404,675
WMC Ltd. .........................    40,700          141,850
                                                  -----------
                                                    4,275,685
                                                  -----------
PAPER (0.2%)
Amcor Ltd. .......................     8,900           39,136
Asia Pacific Resources
 International Ltd. (Class A)*  ..     5,000            9,375
Asia Pacific Resources
 International Ltd.
 (Class A)--Warrants* ............     5,000      $       625
Enso Oy (Series R) ...............    30,000          232,253
Fletcher Challenge Forest ........     4,256            3,534
Grupo Industrial Durango (ADR)*  .    12,000          171,000
Jefferson Smurfit Corp.* .........    79,300        1,120,113
Nippon Paper Industries Co.  .....     2,000            7,848
Oji Paper Co. Ltd. ...............    22,000           87,511
Stone Container Corp.* ...........   123,000        1,283,812
Svenska Cellulosa (Series B)  ....     3,200           71,940
UPM-Kymmene Oy ...................     3,292           65,829
                                                  -----------
                                                    3,092,976
                                                  -----------
STEEL (0.1%)
Broken Hill Proprietary Co. Ltd. .    50,000          464,157
Kawasaki Steel Corp. .............    54,000           73,669
Nippon Steel Corp. ...............   217,000          320,989
NKK Corp. ........................    85,000           67,752
Sumitomo Metal Industries ........   268,000          343,024
Thyssen AG .......................       450           96,056
Usinor Sacilor ...................     3,500           50,536
                                                  -----------
                                                    1,416,183
                                                  -----------
 TOTAL BASIC MATERIALS (1.2%)  ...                 20,777,194
                                                  -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.4%)
B.U.S. Berzelius Umwelt-Service
 AG ..............................    22,000          293,505
Daiseki Co. Ltd. .................     7,600           78,636
Matsuda Sangyo Co. Ltd. ..........    12,000           72,474
Powerscreen International PLC  ...    75,000          752,988
Rentokil Initial PLC .............   177,200          771,663
Tomra Systems ASA ................   102,660        2,293,441
United States Filter Corp.*  .....    75,000        2,245,312
USA Waste Services, Inc.* ........   177,000        6,947,250
Waste Management, Inc. ...........   390,500       10,738,750
                                                  -----------
                                                   24,194,019
                                                  -----------
PRINTING, PUBLISHING &
 BROADCASTING (2.8%)
British Sky Broadcasting Group
 PLC .............................    50,476          378,240
Cablevision Systems Corp.
 (Class A)* ......................    53,500        5,122,625
Carlton Communications PLC  ......   200,900        1,551,657
CBS Corp. ........................   291,250        8,573,672
Dai Nippon Printing Co. Ltd.  ....    19,000          356,773
Elsevier N.V. ....................    66,445        1,074,838
Havas ............................       200           14,389
Liberty Media Group (Class A)* ...   301,150       10,916,688
Mediaset Spa .....................   140,000          687,733
Mirror Group PLC .................    70,000          224,311
New York Times Co. (Class A)  ....   100,300        6,632,337
News Corp. Ltd. ..................    59,900          330,515
Nippon Television Network Corp.  .     2,000          587,086
Pegasus Communications Corp.
 (Class A)* ......................     1,128           22,983
Reader's Digest Association, Inc.
 (Class A) .......................   100,000        2,362,500

                                       63

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Reed International PLC ...........    80,000      $   801,932
Star Publications BHD ............    20,000           22,831
Takara Printing Co. ..............    11,000           32,880
Time Warner, Inc. ................   103,000        6,386,000
Tokyo Broadcasting System, Inc. ..    45,000          569,075
Toppan Printing Co. ..............     7,000           91,205
Ver Ned Uitgeversbedr Ver Bezit
 N.V. ............................     6,000          169,260
                                                  -----------
                                                   46,909,530
                                                  -----------
PROFESSIONAL SERVICES (0.3%)
Adecco SA ........................       275           79,742
Alvern Norway ASA* ...............    76,550          181,378
Apcoa Parking AG+ ................     3,000          220,128
Asatsu, Inc. .....................    22,400          322,759
Brisa-Auto Estradas de Portugal
 SA* .............................     7,000          250,753
Content Beheer N.V.+ .............    53,000        1,306,932
Meitec ...........................    61,800        1,738,310
Secom Co. ........................     2,000          127,841
WPP Group PLC ....................   100,000          445,335
                                                  -----------
                                                    4,673,178
                                                  -----------
TRUCKING, SHIPPING (0.8%)
Brambles Industries Ltd. .........    90,000        1,785,295
Frontline Ltd.* ..................   400,000        1,613,908
Irish Continental Group PLC  .....    30,000          367,082
Knightsbridge Tankers Ltd.  ......   110,700        3,134,194
Mitsui O.S.K. Lines Ltd.* ........    19,000           26,357
Nippon Express Co. Ltd. ..........    20,000           99,636
Nippon Yusen K.K. ................    13,000           35,670
OMI Corp.* .......................   652,900        5,998,519
Penninsular & Oriental Steam
 Navigation Co. ..................    10,466          119,102
Yamato Transport Co. Ltd. ........     8,000          107,300
                                                  -----------
                                                   13,287,063
                                                  -----------
 TOTAL BUSINESS SERVICES (5.3%) ..                 89,063,790
                                                  -----------
CAPITAL GOODS
AEROSPACE (0.0%)
British Aerospace ................    11,284          321,722
Rolls-Royce PLC ..................    22,528           86,998
                                                  -----------
                                                      408,720
                                                  -----------
BUILDING & CONSTRUCTION (0.2%)
ABB AG ...........................       300          376,926
CSR Ltd. .........................    16,900           57,249
Daito Trust Construction Co.  ....    17,200          105,065
Daiwa House Industry Co. Ltd.  ...     9,000           47,595
Hitachi Plant Engineering &
 Construction Co. ................    25,000           55,758
Hochtief AG ......................     1,500           61,703
Japan Industrial Land Development     19,000           45,871
Kaneshita Construction ...........    26,000          117,570
Kumagai Gumi Co. .................     6,000            3,265
MacMahon Holdings Ltd. ...........   600,000          187,617
Mancon BHD .......................    47,999           17,400
Metacorp BHD .....................    10,000            4,242
Mitsui Home Co. Ltd. .............    32,000          174,133
Nanno Construction Co. Ltd.  .....    26,000           20,924
Nawarat Patanakarn Public Co.  ...    80,000            3,323
Nippon Denwa Shisetsu ............    30,000          114,965
Nishimatsu Construction Co.  .....     4,000      $    12,569
Obayashi Corp. ...................    12,000           40,835
Ohmoto Gumi Co. Ltd. .............    15,000           64,380
Oriental Construction Co. ........    12,800           55,919
Pacific Rim Infra Management
 Enterprises Ltd.* ...............   493,200           16,230
Penta-Ocean Construction .........     5,000            7,013
PS Corp. .........................    31,200          118,368
Sanyo Engineering & Construction
 Co. .............................    18,000           64,840
Sekisui House Ltd. ...............    13,000           83,595
Shimizu Corp. ....................    15,000           34,719
Sho Bond Corp. ...................    54,000          976,739
Skanska AB (Series B) ............     1,620           66,413
Suido Kiko Kaisha ................     9,000           18,072
Taisei Corp. .....................    20,000           32,803
Toda Corp. .......................    30,000           81,625
United Engineers Malaysia BHD ....    11,000            9,163
Wesco, Inc. ......................    10,800           26,488
YTL Corp. BHD ....................    16,500           22,272
YTL Corp. BHD--Rights* ...........     1,650                0
                                                  -----------
                                                    3,125,649
                                                  -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.5%)
BPB PLC ..........................    90,000          502,851
Blue Circle Industries PLC  ......    13,338           74,851
Chichibu Onoda Cement Co. ........    11,000           20,234
Cie de St. Gobain ................     3,150          447,495
Dahl International AB+ ...........    45,000          663,107
Fujikura Ltd. ....................   132,000          874,098
Furukawa Electric Co. ............    13,000           55,696
Heidelberg Zement AG .............     1,100           77,106
Holderbank Financiere Glaris AG  .        80           65,293
Lafarge SA .......................     6,850          449,458
Martin Marietta Materials, Inc.  .   124,200        4,541,063
Nichiha Corp. ....................    70,700          432,409
Portland Valderrivas SA ..........     4,900          440,630
Rexam PLC ........................    13,121           64,470
RMC Group PLC ....................     4,518           63,108
Sumitomo Forestry Co. ............     7,000           34,068
Wolseley PLC .....................    10,088           80,070
                                                  -----------
                                                    8,886,007
                                                  -----------
ELECTRICAL EQUIPMENT (1.3%)
Alcatel Alsthom ..................     6,000          762,649
Daikin Industries Ltd. ...........     5,000           18,854
General Electric Co. .............   255,000       18,710,625
General Electric Co. PLC .........    61,328          397,579
Kinden Corp. .....................     5,000           53,267
Mabuchi Motor Co. ................    10,000          508,143
Schneider SA .....................     2,250          122,173
Siemens AG .......................    14,750          889,616
Sumitomo Electric Industries  ....    31,000          422,916
Yaskawa Electric Corp. ...........    14,000           34,873
                                                  -----------
                                                   21,920,695
                                                  -----------
MACHINERY (1.9%)
Allied Signal, Inc. ..............   163,200        6,354,600
Amada Co. Ltd. ...................     5,000           18,586
Asahi Diamond Industry Co. Ltd.  .    33,000          143,913

                                       64

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Cie Generale de Geophysique SA
 (ADR)* ..........................    169,223     $ 4,336,339
Coltec Industries, Inc.* .........    128,000       2,968,000
Construcciones y Auxiliar de
 Ferrecarriles SA ................      3,000         110,666
Ebara Corp. ......................      5,000          52,884
Enshu* ...........................     51,000          63,713
Fanuc Co. ........................      5,900         223,384
IHC Caland N.V. ..................     10,000         518,827
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............     82,000         122,552
Kalmar Industries AB+ ............     16,050         258,744
Kawasaki Heavy Industries Ltd.  ..    112,000         173,397
Keyence Corp. ....................        400          59,168
Komatsu Ltd. .....................     29,000         145,583
Kubota Corp. .....................     33,000          87,005
Mitsubishi Heavy Industries Ltd. .    170,000         708,795
Namura Shipbuilding ..............     20,000          45,219
Nireco ...........................     11,000          40,468
Nitta Corp. ......................     38,600         390,512
Nitto Kohki Co. Ltd. .............     32,000         348,266
Rauma Oy .........................         92           1,435
Rofin-Sinar Technologies, Inc.*  .     20,000         242,500
SMC Corp. ........................     11,200         987,162
Sodick Co.* ......................    126,000         361,173
Thai Engine Manufacturing Public
 Co. Ltd. ........................    100,000         166,148
United Technologies Corp. ........    166,000      12,086,875
                                                  -----------
                                                   31,015,914
                                                  -----------
 TOTAL CAPITAL GOODS (3.9%)  .....                 65,356,985
                                                  -----------
CONSUMER CYCLICALS
AIRLINES (0.2%)
British Airways PLC ..............     45,000         414,113
Cathay Pacific Airways ...........     41,000          33,333
Japan Air Lines Co.* .............     24,000          65,300
KLM ..............................     13,700         506,744
Lufthansa AG .....................     58,000       1,089,747
Quantas Airways Ltd. .............     40,000          70,773
Singapore Airlines Ltd. ..........     70,000         457,925
Virgin Express Holdings PLC
 (ADR)* ..........................     24,000         498,000
                                                  -----------
                                                    3,135,935
                                                  -----------
APPAREL, TEXTILES (0.3%)
Carli Gry International A/S  .....     20,000       1,123,776
King Co. .........................     62,000          59,398
Liz Claiborne, Inc. ..............     70,000       2,926,875
PT Great River International  ....  1,709,000         139,827
Teijin Ltd. ......................     18,000          37,663
                                                  -----------
                                                    4,287,539
                                                  -----------
AUTO RELATED (0.6%)
Asahi Glass Co. Ltd. .............     29,000         137,804
Bridgestone Corp. ................     22,000         477,179
Bridgestone Metalpha Corp.  ......     11,000          40,889
Denso Corp. ......................     30,000         540,333
LucasVarity PLC ..................     15,000          52,997
Michelin (CGDE), (Class B)  ......      8,000         402,758
Minebea Co. Ltd. .................     78,000         836,942
NGK Spark Plug Co. ...............     48,000         272,236
Republic Industries, Inc.*  ......    261,900       6,105,544
Toyoda Gosei .....................     32,000     $   115,762
                                                  -----------
                                                    8,982,444
                                                  -----------
AUTOS & TRUCKS (0.5%)
Daimler-Benz AG ..................     23,950       1,690,792
Fiat Spa .........................     74,250         215,950
Harley-Davidson, Inc. ............    249,000       6,816,375
Honda Motor Co. Ltd. .............      3,000         110,136
Isuzu Motors Ltd. ................     15,000          23,338
Perusahaan Otomobil Nasional  ....      9,000           8,793
Peugeot SA .......................        700          88,278
                                                  -----------
                                                    8,953,662
                                                  -----------
FOOD SERVICES, LODGING (1.5%)
AAPC Ltd. ........................    400,000         164,165
Accor SA .........................      9,000       1,673,341
Compass Group PLC ................    220,000       2,707,837
Fujita Kanko, Inc. ...............      3,000          32,190
Host Marriott Corp.* .............    250,300       4,912,137
ITT Corp.* .......................    185,100      15,340,162
QPQ Corp.--Warrants* .............     16,400              64
Restaurant Brands NZ Ltd.*+  .....    300,000         296,131
Sanyo Pax Co. Ltd. ...............     33,000         285,802
Takihyo Co. Ltd. .................     24,000         104,848
                                                  -----------
                                                   25,516,677
                                                  -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.0%)
Elamex S.A. de C.V.* .............     73,400         550,500
Electrolux B .....................      1,100          76,336
Industrie Natuzzi Spa (ADR)  .....     30,000         618,750
Philips Electronics ..............      2,680         160,722
Sanyo Electric Co. Ltd. ..........     56,000         145,928
Sony Corp. .......................     12,000       1,066,871
Sunbeam Corp. ....................    320,600      13,505,275
Tostem Corp. .....................      2,000          21,460
Toto Ltd. ........................      5,000          31,960
                                                  -----------
                                                   16,177,802
                                                  -----------
LEISURE RELATED (1.9%)
Aristocrat Leisure Ltd. ..........     37,500          74,509
Capcom Co. Ltd. ..................      3,900          40,054
Carnival Corp. (Class A) .........    122,200       6,766,825
Cendant Corp.* ...................    251,000       8,628,125
Cinar Films, Inc. (Class B)*  ....     14,000         544,250
Cyrk, Inc.* ......................    296,100       2,868,469
Disney (Walt) Co. ................     66,507       6,588,350
EMI Group PLC ....................     30,001         250,445
Granada Group PLC ................     25,587         391,039
Hoyts Cinemas Group+ .............    500,000         879,456
Imagineer Co. Ltd. ...............     14,000         109,446
KTM Motorradholding AG* ..........     10,000         505,086
Mars Engineering Corp. ...........      4,100          22,625
NAMCO Ltd. .......................      6,400         185,905
Nelvana Limited*+ ................     18,000         346,287
Nintendo Co. Ltd. ................      5,000         490,515
Nippon Broadcasting System  ......     24,000         949,147
Rank Group PLC ...................     32,498         181,040
Resorts World BHD ................     24,000          40,417
S.M.H. Porteur AG ................        100          55,187
Sega Enterprises Ltd. ............      2,000          36,176

                                       65

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Tag Heuer International SA (ADR)*     50,200     $    414,150
Toei Co. Ltd. ....................    32,000          116,497
Toho Co. .........................       400           42,614
Tokyo Dome Corp. .................     3,000           19,958
Tourism Holdings Ltd. ............    70,000           47,962
@Entertainment, Inc.* ............   138,300        1,538,587
                                                 ------------
                                                   32,133,121
                                                 ------------
PHOTO & OPTICAL (0.1%)
Fuji Photo Film Co. ..............    16,000          613,144
Noritsu Koki Co. Ltd. ............    43,400        1,071,071
                                                 ------------
                                                    1,684,215
                                                 ------------
RETAIL--GENERAL (2.9%)
Aldeasa SA* ......................    30,823          653,484
Boots Co. PLC ....................    35,540          511,903
British Airport Authority PLC  ...    40,000          327,346
Carrefour ........................     1,225          639,113
Centros Comerciales Pryca SA  ....     4,000           59,600
Daiei, Inc. ......................    14,000           57,942
Dayton Hudson Corp. ..............   169,700       11,454,750
Dixons Group PLC .................   160,000        1,606,494
Doshisha Co. .....................     7,000           34,336
Eiden Sakakiya Co. Ltd. ..........    25,000           92,930
Fingerhut Companies, Inc. ........   145,000        3,099,375
Great Universal Stores PLC........    39,213          494,246
Harvey Nicholos PLC ..............    30,600           95,542
Hennes & Mauritz AB
 (B Shares) ......................     2,500          110,203
Homac Corp. ......................    11,000           55,559
Home Depot, Inc. .................   185,900       10,944,862
Home Wide Corp....................    16,000           53,344
Isetan Co. .......................    79,000          329,987
Japan Airport Terminal Co. Ltd.  .    67,000          421,077
Karstadt AG ......................       150           51,864
Kohls Corp.* .....................   102,700        6,996,437
Kokuyo Co. Ltd. ..................    12,000          206,936
Koninklijke Ahold N.V. ...........     5,367          140,021
Limited, Inc. ....................   212,500        5,418,750
Marks & Spencer PLC...............    90,055          886,447
Marui Co. Ltd. ...................     7,000          108,910
Metro AG .........................     2,280           80,860
Paris Miki, Inc. .................    37,200          399,157
Pinault Printemps ................       600          320,113
S.T. Dupont*+ ....................    29,100          381,005
Sainsbury (J) PLC ................    26,514          221,774
Sato Corp. .......................    47,440          807,180
Smith (W.H.) Group PLC ...........    70,000          447,472
Sriwani Holdings BHD .............   278,000           73,619
Swank International Manufacturing
 Co.* ............................   300,000           32,520
Thistle Hotels PLC+ ..............   131,600          342,943
Warehouse Group Ltd. .............   140,000          373,938
Xebio Co. Ltd. ...................     5,800           46,231
                                                 ------------
                                                   48,378,270
                                                 ------------
 TOTAL CONSUMER CYCLICALS (9.0%)                  149,249,665
                                                 ------------
CONSUMER NONCYCLICALS
BEVERAGES (1.1%)
Asahi Breweries Ltd. .............     8,000          116,497
Bass PLC .........................    22,100          343,014
Cadbury Schweppes PLC ............    18,792     $    189,455
Carlsberg 'A' ....................       900           48,648
Coca-Cola Co. ....................   189,500       12,625,438
Coca-Cola Amatil Ltd. ............     2,000           14,939
Diageo PLC .......................   190,000        1,746,915
Heineken N.V. ....................       801          139,449
Kirin Brewery Co. ................    16,000          116,497
Louis Dreyfus Citrus .............    42,440        1,297,493
Panamerican Beverages, Inc.  .....    18,000          587,250
Quilmes Industrial Quins (ADR) ...    22,000          301,125
                                                 ------------
                                                   17,526,720
                                                 ------------
CONTAINERS (0.9%)
Owens-Illinois, Inc.* ............    70,000        2,655,625
Sealed Air Corp.* ................   206,300       12,739,025
Toyo Seikan Kaisha ...............     3,000           42,767
                                                 ------------
                                                   15,437,417
                                                 ------------
DRUGS (3.5%)
Astra AB (A Shares) ..............    25,000          432,940
Centocor, Inc.* ..................   260,602        8,665,017
Daiichi Pharmaceutical Co.  ......     5,000           56,333
Eisai Co. Ltd. ...................     5,000           76,260
Geltex Pharmaceuticals, Inc.*  ...    22,700          601,550
Glaxo Wellcome PLC ...............    66,706        1,578,503
Hafslund ASA (B Shares) ..........    11,700           55,761
Merck & Co., Inc. ................    94,700       10,061,875
Novartis AG ......................     2,151        3,490,496
Novo-Nordisk A/S (B Shares)  .....     6,000          858,156
Orion-Yhtyma Oy (B Shares)  ......    71,000        1,875,636
Pfizer, Inc. .....................   175,100       13,055,894
Roche Holding AG Genusscheine  ...       150        1,489,730
Rohto Pharmaceutical Co. Ltd.  ...     2,000           12,876
Sankyo Co. Ltd. ..................    48,000        1,085,265
Santen Pharmaceutical Co. Ltd.  ..   110,000        1,264,610
Schering AG ......................     1,250          120,556
Schering Plough Corp. ............   110,000        6,833,750
Smithkline Beecham PLC ...........   317,338        3,248,839
Taisho Pharmaceutical Co. ........    22,000          561,487
Yamanouchi Pharmaceutical Co.
 Ltd. ............................    86,000        1,845,564
Zeneca Group PLC .................    30,000        1,053,522
                                                 ------------
                                                   58,324,620
                                                 ------------
FOODS (1.4%)
Ajinomoto Co., Inc. ..............     9,000           87,603
Campbell Soup Co. ................   154,755        8,995,134
Fyffes PLC ....................... 1,100,000        1,643,333
Groupe Danone ....................     2,100          375,093
Karlshamns AB*+ ..................    66,000        1,030,743
Nestle SA ........................       930        1,393,886
Nippon Meat Packers, Inc. ........     4,000           54,570
Nissin Food Products Co. .........     3,000           54,493
Nutricia Verenigde Bedrijven
 N.V.+ ...........................    19,000          576,283
Oie Sangyo Co. Ltd. ..............     6,000           24,832
PT Sekar Bumi ....................   238,000            7,573
Rite Aid Corp. ...................    72,500        4,254,844
Shiram Industrial Enterprises
 Ltd. (ADR)*+ ....................    24,000           48,000
Tingyi Holdings Corp. ............   480,000           62,563
Tyson Foods, Inc. ................   237,000        4,858,500

                                       66

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Yamakazi Baking Co. ..............     4,000     $     38,935
                                                 ------------
                                                   23,506,385
                                                 ------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
Cochlear Ltd. ....................     8,000           26,058
Columbia/HCA Healthcare Corp. ....   160,000        4,740,000
Medtronic, Inc. ..................   214,068       11,198,432
NIC Corp. ........................     4,000           21,767
Scandinavian Mobility
 International A/S ...............     8,000           73,556
United Healthcare Corp. ..........   100,000        4,968,750
                                                 ------------
                                                   21,028,563
                                                 ------------
RETAIL--FOOD (0.2%)
Daimon Co. Ltd. ..................    10,000           19,927
Familymart Co. ...................    23,200          832,159
Ito Yokado Co. Ltd. ..............    14,000          713,547
Jusco Co. ........................     9,000          126,921
McBride PLC ......................    60,000          174,519
Santa Isabel S.A. (ADR) ..........    12,000          210,000
Seven-Eleven Japan Co. Ltd.  .....    18,600        1,317,218
Tesco PLC ........................    71,199          579,158
                                                 ------------
                                                    3,973,449
                                                 ------------
SOAPS & TOILETRIES (1.6%)
Avon Products, Inc. ..............   141,600        8,690,700
BIC ..............................     1,200           87,590
Gillette Corp. ...................   151,970       15,263,487
L'Oreal ..........................     2,455          960,625
Unilever PLC......................   102,420          876,881
Unilever N.V. CVA ................    15,160          934,579
                                                 ------------
                                                   26,813,862
                                                 ------------
TOBACCO (1.5%)
Imperial Tobacco Group PLC  ......   127,000          799,320
Japan Tobacco, Inc. ..............        46          326,469
Philip Morris Cos., Inc. .........   509,200       23,073,125
RJ Reynolds BHD ..................    80,000          130,608
Rothmans of Pall Mall BHD ........     6,000           46,664
Swedish Match AB .................   360,000        1,201,526
                                                 ------------
                                                   25,577,712
                                                 ------------
 TOTAL CONSUMER NONCYCLICALS (11.5%)              192,188,728
                                                 ------------
CREDIT SENSITIVE
BANKS (2.6%)
ABN Amro Holding N.V. ............    26,124          508,913
Akita Bank .......................    29,000          113,355
Asahi Bank Ltd. ..................    49,000          199,042
Banca Commerciale Italiana  ......    35,000          121,679
Banco Bilbao Vizcaya SA ..........    19,392          627,519
Banco Latinoamericano de
 Exportaciones S.A. (E Shares) ...    15,000          620,625
Banco Santander SA ...............    13,221          441,712
Bank Austria AG ..................       920           46,614
Bank of Tokyo-Mitsubishi Bank
 Ltd. ............................    88,000        1,214,026
Banque Nationale de Paris ........     4,450          236,530
Barclays PLC .....................    30,000          797,660
Chase Manhattan Corp. ............   109,600       12,001,200
Cie Financiere de Paribas A  .....     2,750          238,972
Citicorp .........................    82,700       10,456,381
Credit Suisse Group ..............     6,700        1,036,768
Dai-Ichi Kangyo Bank .............   110,000     $    649,167
Deutsche Bank AG .................    13,300          930,065
Dresdner Bank AG .................     2,900          131,866
Forenings Sparbanken AB
 (A Shares) ......................    12,000          272,799
Fuji Bank Ltd. ...................    63,000          254,945
Grupo Financiero Banorte
 (Class B)* ......................    22,500           39,082
Hang Seng Bank ...................    58,000          559,492
HSBC Holdings PLC ................    20,000          492,967
HSBC Holdings PLC (H.K.$) ........    37,374          922,481
Instituto Mobiliare Italiano  ....    10,000          118,711
Lloyds TSB Group PLC .............   167,866        2,170,978
Malayan Banking BHD ..............    29,000           84,252
Mediobanca Spa ...................    10,000           78,519
Mitsubishi Trust & Banking Corp.      42,000          421,690
National Australia Bank Ltd.  ....    55,400          773,414
Sakura Bank Ltd. .................    82,000          234,420
Shizuoka Bank Ltd. ...............    31,000          332,631
Skandinaviska Enskilda Banken
 (Series A) ......................   103,120        1,305,251
Societe Generale .................     2,400          326,992
Sumitomo Bank Ltd. ...............   114,000        1,301,859
Suncorp-Metway Ltd.* .............   371,652          932,132
Svenska Handelbanken
 (Series A) ......................     3,100          107,174
Toho Bank ........................    50,000          199,272
Union Bank of Switzerland ........       850        1,229,168
United Overseas Bank Ltd. ........    10,000           55,605
                                                 ------------
                                                   42,585,928
                                                 ------------
FINANCIAL SERVICES (5.1%)
Abbey National PLC ...............    14,314          256,628
Aiful Corp.* .....................     8,900          603,679
Amvescap PLC .....................    90,000          773,503
Associates First Capital Corp.  ..    61,600        4,381,300
Beneficial Corp. .................    90,200        7,497,875
CMAC Investment Corp. ............   100,000        6,037,500
CMIC Finance & Securities Public
 Co. Ltd. ........................   200,000                0
Credit Saison Co. ................    81,700        2,016,279
Daiwa Securities Co. Ltd. ........    19,000           65,530
Fleet Financial Group, Inc.  .....    87,500        6,557,031
Green Tree Financial Corp.  ......   191,800        5,022,762
Groupe Bruxelles Lambert SA  .....       450           65,099
Hong Leong Finance Ltd. ..........    40,000           43,057
JCG Holdings Ltd. ................    60,000           25,745
MBNA Corp. .......................   524,175       14,316,530
Merrill Lynch & Co., Inc. ........   108,900        7,942,894
Morgan Stanley, Dean Witter,
 Discover & Co. ..................   389,100       23,005,538
Newcourt Credit Group, Inc.*  ....    57,200        1,909,050
Nichiei Co. Ltd. .................     4,600          490,056
Nomura Securities Co. ............    61,000          813,489
PMI Group, Inc. ..................    15,900        1,149,769
Sanyo Shinpan Finance Co. Ltd.  ..     8,000          353,784
Schroders PLC ....................     3,875          121,816
Takefuji Corp. ...................    32,160        1,476,439
                                                 ------------
                                                   84,925,353
                                                 ------------

                                       67

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
INSURANCE (4.0%)
Aegon N.V. .......................    12,000      $ 1,068,232
Allianz AG .......................     9,000        2,321,354
Assicurazioni Generali ...........    21,800          535,449
ASR Verzekeringsgroep N.V.  ......    22,900        1,245,713
Commercial Union PLC .............    10,726          149,645
Corporacion Mapfre Cia Inter SA ..    44,000        1,166,787
Fortis AG ........................       740          154,387
Fortis Amev N.V. .................    17,000          741,154
General Accident PLC .............     8,971          155,529
GIO Australia Holdings Ltd.  .....   200,000          511,127
ING Groep N.V. ...................    30,000        1,263,532
Istituto Naz Delle Assicurazioni      60,000          121,594
Koa Fire & Marine ................    12,000           45,066
Legal & General Group PLC ........    23,090          201,862
Life Re Corp. ....................   240,000       15,645,000
MGIC Investment Corp. ............    97,300        6,470,450
Mitsui Marine & Fire Insurance
 Co. .............................    13,000           66,358
Norwich Union PLC* ...............    90,000          576,800
Pacific & Orient BHD .............   150,000           68,646
PennCorp Financial Group, Inc.  ..   144,600        5,160,412
Providian Financial Corp. ........   128,500        5,806,594
Prudential Corp. PLC..............    62,486          753,697
Royal & Sun Alliance Insurance
 Group PLC .......................    49,613          499,774
Schweizerische
 Ruckversicherungs-Gesellschaft ..       640        1,197,179
Skandia Forsakrings AB ...........     2,500          117,917
Tokio Marine & Fire Insurance Co.     34,000          385,668
Travelers Group, Inc. ............   346,401       18,662,354
Willis Corroon Group PLC (ADR)  ..   131,800        1,622,787
                                                  -----------
                                                   66,715,067
                                                  -----------
REAL ESTATE (1.3%)
Boston Properties, Inc. ..........   171,200        5,660,300
British Land Co. PLC..............     8,416           94,183
Castellum AB* ....................   119,000        1,184,020
Cheung Kong Holdings .............    59,000          386,405
City Developments Ltd. ...........    50,000          231,936
Daibiru Corp. ....................    17,000          124,430
DBS Land .........................    17,000           26,084
Diligentia AB* ...................       800           10,680
Glenborough Realty Trust, Inc.  ..   165,000        4,888,125
Land Securities PLC ..............     9,978          159,050
Lend Lease Corp. Ltd. ............     4,100           80,128
MEPC PLC .........................     8,200           68,453
Mitsubishi Estate Co. ............    14,000          152,366
Mitsui Fudosan ...................    20,000          193,140
Nackebro Fastighets AB ...........       310            4,509
New World Development Co. ........    48,000          166,009
Sap Holdings BHD .................    40,000           14,912
Singapore Land Ltd. ..............    80,000          176,033
Sino Land Co. ....................   740,000          446,445
Spieker Properties, Inc. .........    81,800        3,507,175
Sumitomo Realty & Development Co.
 Ltd. ............................   137,000          787,507
Sun Hung Kai Properties ..........    48,000          334,495
Vornado Realty Trust .............    54,900        2,576,869
Wharf Holdings ...................    17,000      $    37,295
                                                  -----------
                                                   21,310,549
                                                  -----------
UTILITY--ELECTRIC (1.3%)
AES Corp.* .......................   123,200        5,744,200
British Energy PLC ...............   400,000        2,780,471
China Light & Power Co. Ltd.  ....    36,000          199,768
Cia Paranaense de Energia-Copel
 (ADR) ...........................   124,000        1,697,250
Edison Spa .......................    15,000           90,729
Electrabel SA.....................     1,290          298,380
Electricidade de Portugal SA*  ...    50,800          961,902
Endesa SA ........................    34,256          608,221
Energis PLC* .....................   415,000        1,739,027
Energy Group PLC .................    13,333          147,236
Enersis S.A. (ADR) ...............     6,000          174,000
Gas Y Electridad SA (Series 2)  ..     5,000          361,011
Hibroelectrica del Cantabrico  ...    12,000          526,157
Iberdrola SA .....................    90,000        1,184,444
Kansai Electric Power Co., Inc.  .    22,400          379,414
National Grid Group PLC ..........   180,000          854,846
National Power PLC ...............   120,560        1,188,701
Powergen PLC (ADR) ...............     1,250           66,406
RWE AG ...........................     8,600          461,325
Tenaga Nasional BHD ..............    85,000          181,386
Tohoku Electric Power Co., Inc.  .    11,500          174,516
Tokyo Electric Power Co. .........    28,000          510,749

Tractebel Investment
 International Capital ...........     1,100           95,895
Tractebel Investment
 International Capital--Warrants*        220                0
Veba AG ..........................    15,000        1,021,429
Viag AG ..........................       500          273,771
                                                  -----------
                                                   21,721,234
                                                  -----------
UTILITY--GAS (0.0%)
Centrica PLC* ....................   100,557          147,895
Thames Water .....................     7,439          110,816
                                                  -----------
                                                      258,711
                                                  -----------
UTILITY--TELEPHONE (1.2%)
British Telecommunications PLC ...   181,984        1,430,979
Cable & Wireless PLC .............    53,873          473,634
Empresas Telex-Chile S.A. (ADR)  .    14,100           55,519
Hellenic Telecommunication
 Organization SA .................    18,272          374,368
Hellenic Telecommunication
 Organization SA--Rights* ........    17,000                0
Koninklijke Nedlloyd Groep N.V.+      10,000          417,232
Portugal Telecom SA ..............     5,670          263,090
Pt Indosat (ADR) .................     9,100          175,744
Singapore Telecommunications Ltd.     66,000          123,247
Telecom Italia Spa ...............    54,165          345,994
Telefonica de Espana .............    32,829          937,356
Telefonica del Peru S.A. (ADR)  ..    32,000          746,000
Telekom Malaysia BHD .............    67,500          199,576
Telephone & Data Systems, Inc.  ..    62,100        2,891,531
Teleport Communications Group,
 Inc. (Class A)* .................   202,400       11,106,700

                                       68

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd. (GDR)*       50,000    $    646,250
                                                 ------------
                                                   20,187,220
                                                 ------------
 TOTAL CREDIT SENSITIVE (15.5%) ..                257,704,062
                                                 ------------
ENERGY
COAL & GAS PIPELINES (0.1%)
BG PLC ...........................    125,808         566,471
BG PLC 'B'* ......................    142,583          67,949
OMV AG ...........................      6,000         831,255
                                                 ------------
                                                    1,465,675
                                                 ------------
OIL--DOMESTIC (2.3%)
Apache Corp. .....................    199,100       6,980,944
Louis Dreyfus Natural Gas Corp.*      164,700       3,077,831
Murphy Oil Corp. .................     90,000       4,876,875
Tom Brown, Inc.* .................     50,000         962,500
Union Pacific Resources Group,
 Inc. ............................    346,700       8,407,475
USX-Marathon Group ...............    391,200      13,203,000
                                                 ------------
                                                   37,508,625
                                                 ------------
OIL--INTERNATIONAL (1.5%)
AO Tatneft (ADR) .................     37,000       5,272,500
British Petroleum Co. PLC ........    149,481       1,965,142
Cosmo Oil Co. Ltd. ...............     11,000          16,693
Elf Aquitaine ....................     15,200       1,767,882
Gulf Canada Resources Ltd.*  .....  1,352,400       9,466,800
Gulf Indonesia Resources Ltd.*  ..     52,500       1,155,000
Mitsubishi Oil Co. ...............      8,000          11,834
Nippon Oil Co. Ltd. ..............     22,000          56,823
Norsk Hydro ASA ..................      2,100         102,216
Oil Search Ltd. ..................    300,000         542,136
Petrofina SA .....................        290         107,035
Petroleo Brasileiro S.A. (ADR)  ..     45,000       1,052,397
Repsol SA ........................     12,748         543,892
Royal Dutch Petroleum Co. ........     50,788       2,787,811
Total SA-B .......................        900          97,948
                                                 ------------
                                                   24,946,109
                                                 ------------
OIL--SUPPLIES & CONSTRUCTION (4.8%)
Baker Hughes, Inc. ...............    204,250       8,910,406
BJ Services Co.* .................     59,000       4,244,312
Bouygues Offshore SA (ADR)  ......     45,900         998,325
Canadian Fracmaster Ltd. .........    117,800       1,730,596
Canadian Fracmaster Ltd.
 Installment Receipts*+ ..........    347,500       2,917,206
Coflexip (ADR) ...................     11,000         610,500
Diamond Offshore Drilling, Inc.  .     60,000       2,887,500
Dresser Industries, Inc. .........    294,000      12,329,625
Halliburton Co. ..................    250,800      13,025,925
Nabors Industries, Inc.* .........    475,000      14,932,813
Noble Drilling Corp.* ............    499,200      15,288,000
Parker Drilling Corp.* ...........    185,500       2,260,781
                                                 ------------
                                                   80,135,989
                                                 ------------
RAILROADS (0.0%)
East Japan Railway Co. ...........         55         248,285
Odakyu Electric Railway Co.  .....      4,000          17,291
Tobu Railway Co. Ltd. ............     14,000    $     43,778
Tokyu Corp. ......................     17,000          65,668
                                                 ------------
                                                      375,022
                                                 ------------
 TOTAL ENERGY (8.7%) .............                144,431,420
                                                 ------------
TECHNOLOGY
ELECTRONICS (2.7%)
Altera Corp.* ....................    108,100       3,580,812
Applied Materials, Inc.*+ ........    164,800       4,964,600
Austria Mikro Systeme
 International+ ..................      1,430          72,454
Cisco Systems, Inc.* .............    362,550      20,212,163
Electrocomponents PLC ............      8,375          62,345
Enplas Corp. .....................     21,000         283,273
Fujimi, Inc. .....................     10,200         433,876
Hitachi Ltd. .....................     94,000         670,013
Hoya Corp. .......................     30,000         942,709
Kyocera Corp. ....................      1,000          45,373
Micronics Japan Co. Ltd. .........     10,000         172,447
National Semiconductor Corp.*  ...    195,300       5,065,594
Nikon Corp. ......................     52,000         514,121
Rohm Co. Ltd. ....................     10,000       1,019,352
Sankyo Engineering Co. ...........      4,000          12,263
Sterling Commerce, Inc.* .........     75,000       2,882,812
TDK Corp. ........................     22,000       1,659,168
Teradyne, Inc.* ..................     55,000       1,760,000
Tokyo Electron ...................      2,300          73,685
TOWA Corp. .......................      5,700         118,391
Yokogawa Electric Corp. ..........    121,000         747,469
                                                 ------------
                                                   45,292,920
                                                 ------------
OFFICE EQUIPMENT (2.3%)
Canon, Inc. ......................     16,000         372,792
Ceridian Corp.* ..................    250,400      11,471,450
Compaq Computer Corp. ............    189,475      10,693,495
Dell Computer Corp.* .............    116,000       9,744,000
Fujitsu General Co. ..............     28,000         300,440
Oce-Van De Grinten N.V. ..........        460          50,137
Policy Management Systems Corp.*       86,300       6,003,244
Ricoh Elemex Corp. ...............     11,000          80,092
                                                 ------------
                                                   38,715,650
                                                 ------------
OFFICE EQUIPMENT SERVICES (0.6%)
Accugraph Corp. (Class A)*  ......     15,000           8,920
Data Communication System Co. ....     25,000         329,565
First Data Corp. .................    136,030       3,978,877
Fuji Soft ABC, Inc. ..............     21,400         733,152
INES Corp. .......................     22,000         170,301
Misys (Jersey) Ltd.*..............      7,142         215,951
Misys PLC ........................     25,000         755,920
Nippon System Development ........     14,000         287,565
Oracle Corp.* ....................    113,562       2,533,863
SAP AG ...........................      2,000         606,465
                                                 ------------
                                                    9,620,579
                                                 ------------
TELECOMMUNICATIONS (4.3%)
ADC Telecommunications, Inc.* ....    210,200       8,775,850
Corecomm, Inc.* ..................      3,600          36,450
DDI Corp. ........................        145         383,407
DSC Communications Corp.* ........    127,500       3,060,000
E.R.G. Limited ...................    792,578         666,058

                                       69

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Ericsson LM (B Shares) ...........    24,700    $      928,595
Filtronic Comtek PLC .............   300,000         2,181,487
Hong Kong Telecommunications .....    88,800           182,780
ICG Communications, Inc.* ........     1,691            46,080
Intermedia Communications, Inc.*         289            17,587
Lucent Technologies, Inc. ........   116,000         9,265,500
Mannesmann AG ....................       350           175,686
MCI Communications Corp. .........   182,500         7,813,281
NetCom Systems AB (B Shares)*+  ..    31,650           679,646
Nextel Communications, Inc.
 (Class A)* ......................   148,600         3,863,600
SK Telecom Co. Ltd. (ADR)*  ......   131,552           855,085
Spectrum Network Systems Ltd.*+  .   440,000            94,590
Tadiran Telecommunications Ltd. ..    30,000           416,250
Tellabs, Inc.* ...................   127,000         6,715,125
Tele-Communications TCI Ventures
 Group (Class A)*.................   210,000         5,945,625
Videsh Sanchar Nigam Ltd. (GDR)*+      1,000            13,930
Vodafone Group PLC ...............   200,000         1,442,821
WorldCom, Inc.* ..................   564,430        17,074,008
                                               ---------------
                                                    70,633,441
                                               ---------------
 TOTAL TECHNOLOGY (9.9%) .........                 164,262,590
                                               ---------------
DIVERSIFIED
MISCELLANEOUS (1.5%)
BTR PLC ..........................    90,000           272,131
Cie Generale de Eaux .............    10,850         1,514,331
Crean (James) PLC--Units .........    40,000            81,384
Damskibs AS (Class B) ............         5           230,593
GKN PLC ..........................     5,325           109,120
Hanson PLC .......................    16,666            74,391
Hutchison Whampoa ................   123,000           771,428
Indonesia Fund, Inc.* ............     2,200            10,175
Industrias CH S.A.
 (B Shares)* .....................    80,000           476,427
International UNP Holdings*  .....   143,000            12,005
International UNP
 Holdings--Warrants* .............   125,000                 0
Lagardere S.C.A. .................     2,100            69,436
Mitsubishi Corp. .................    16,000           126,308
Mitsui & Co. .....................    39,000           230,757
Montedison Spa ...................    74,000            66,470
Pilkington PLC ...................    17,397            36,450
Sime Darby BHD ...................   180,000           173,081
Smiths Industries ................     5,559            77,466
Sophus Berendsen A/S 'B' .........       385            63,493
Suez Lyonnaise des Eaux ..........     1,000           110,659
Sumitomo Corp. ...................    22,000           123,089
Swire Pacific Ltd. (Class A)  ....    50,000           274,229
Tomkins PLC ......................    70,000           334,741
Tyco International Ltd. ..........   337,962        15,229,413
Williams Holdings PLC ............    10,569            58,705
U.S. Industries, Inc. ............   134,550    $    4,053,319
                                               ---------------
 TOTAL DIVERSIFIED (1.5%) ........                  24,579,601
                                               ---------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (66.5%)
 (Cost $947,340,600) .............               1,107,614,035
                                               ---------------
PREFERRED STOCKS:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
Republic Industries, Inc.
 6.5% Exch. Conv..................    36,700           862,450
                                               ---------------
PRINTING, PUBLISHING &
 BROADCASTING (0.0%)
ProSieben Media AG* ..............     9,000           412,741
                                               ---------------
TRUCKING, SHIPPING (0.0%)
CNF Trust I
 5.0% Conv. Series A .............    15,000           855,000
                                               ---------------
 TOTAL BUSINESS SERVICES (0.1%) ..                   2,130,191
                                               ---------------
CAPITAL GOODS (0.1%)
AEROSPACE
Loral Space & Communications:
 6.0% Conv. ......................    15,700           959,663
 6.0% Conv. ......................    12,600           774,900
                                               ---------------
                                                     1,734,563
                                               ---------------

CONSUMER CYCLICALS
AIRLINES (0.1%)
Continental Airlines Finance
 Trust 8.5% Conv. ................    14,300         1,471,112
                                               ---------------
LEISURE RELATED (0.0%)
Village Roadshow Ltd. ............    10,000            20,560
                                               ---------------
RETAIL--GENERAL (0.0%)
Fielmann AG ......................     3,000            65,038
                                               ---------------
 TOTAL CONSUMER CYCLICALS (0.1%)                     1,556,710
                                               ---------------
CREDIT SENSITIVE (0.1%)
UTILITY--ELECTRIC
AES Trust I
 5.375% Conv. Series A ...........    18,100         1,298,675
                                               ---------------
ENERGY (0.1%)
OIL--DOMESTIC
Devon Financing Trust
 $3.25 Conv. .....................     9,200           673,900
                                               ---------------
TECHNOLOGY
TELECOMMUNICATIONS (0.5%)
Intermedia Communications, Inc.:
 7.0% Conv. Series D .............    17,700           725,700
 7.0% Conv.+ .....................    23,000           943,000
Mobile Telecommunications
 $2.25 Conv. .....................    22,100           740,350
Nextel Strypes Trust
 7.25% Conv. .....................    40,700           966,625
Nokia Oyj (A Shares) .............    19,092         1,355,471
QualComm Financial Trust:
 5.75% Conv.+ ....................    29,400         1,376,288
 5.75% Conv. .....................     4,900           229,381

                                       70

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
WorldCom, Inc.
 8.0% Conv. ......................      23,000    $ 2,415,000
                                                  -----------
 TOTAL TECHNOLOGY (0.5%) .........                  8,751,815
                                                  -----------
TOTAL PREFERRED STOCKS (1.0%)
 (Cost $13,527,581) ..............                 16,145,854
                                                  -----------

                                     PRINCIPAL
                                       AMOUNT
                                    -----------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PROFESSIONAL SERVICES (0.1%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02 ............  $  605,000      1,258,400
Personnel Group of America:
 5.75% Conv., 07/01/04 ...........      65,000         73,775
 5.75% Conv., 07/01/04+ ..........     295,000        334,825
                                                  -----------
 TOTAL BUSINESS SERVICES (0.1%) ..                  1,667,000
                                                  -----------
CAPITAL GOODS
AEROSPACE (0.0%)
Orbital Sciences Corp.
 5.0% Conv., 10/01/02+ ...........     470,000        600,425
                                                  -----------
BUILDING & CONSTRUCTION (0.0%)
Halter Marine Group, Inc.
 4.5% Conv., 09/15/04+ ...........     540,000        606,825
                                                  -----------
MACHINERY (0.1%)
DII Group, Inc.
 6.0% Conv., 10/15/02+ ...........     800,000      1,223,000
                                                  -----------
 TOTAL CAPITAL GOODS (0.1%)  .....                  2,430,250
                                                  -----------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.1%)
Cendant Corp.
 4.75% Conv., 03/01/03 ...........   1,620,000      2,178,900
                                                  -----------
RETAIL--GENERAL (0.1%)
U.S. Office Products Co.
 5.5% Conv., 02/01/01 ............   1,160,000      1,378,950
                                                  -----------
 TOTAL CONSUMER CYCLICALS (0.2%)                    3,557,850
                                                  -----------
CONSUMER NONCYCLICALS
DRUGS (0.2%)
MedImmune, Inc.:
 7.0% Conv. Sub., 07/01/03+  .....     400,000        909,500
 7.0% Conv., 07/01/03 ............     535,000      1,216,456
Quintiles Transnational Corp.:
 4.25% Conv., 05/31/00+ ..........     460,000        516,925
 4.25% Conv., 05/31/00 ...........     300,000        337,125
                                                  -----------
                                                    2,980,006
                                                  -----------
HOSPITAL SUPPLIES & SERVICES (0.1%)
FPA Medical Management, Inc.:
 6.5% Conv., 12/15/01+............     630,000        642,600
 6.5% Conv., 12/15/01 ............     435,000        443,700
RES-Care, Inc.
 6.0% Conv., 12/01/04 ............     820,000        934,800
                                                  -----------
                                                    2,021,100
                                                  -----------
MEDIA & CABLE (0.6%)
Time Warner, Inc.
 9.125%, 01/15/13 ................   9,100,000     10,836,007
                                                  -----------
 TOTAL CONSUMER NONCYCLICALS (0.9%)                15,837,113
                                                  -----------

=============================================================
                                   PRINCIPAL        VALUE
                                     AMOUNT        (NOTE 1)
-------------------------------------------------------------
CREDIT SENSITIVE
BANKS (1.6%)
Deutsche Bank
 6.7%, 12/13/06 ................  $ 8,000,000    $ 8,110,160
Dime Capital Trust I
 9.33%, 05/06/27 ...............    7,600,000      8,596,816
Grupo Financiero Banorte
 Zero Coupon, 12/05/02..........          208          2,581
St. George Bank Ltd.
 7.15%, 10/15/05+ ..............    9,525,000      9,812,845
                                                 -----------
                                                  26,522,402
                                                 -----------
FINANCIAL SERVICES (1.1%)
Corp Andina de Fomento
 7.25%, 03/01/07 ...............   10,700,000     10,845,734
RAC Financial Group, Inc.:
 7.25% Conv. Sub., 08/15/03+  ..      505,000      1,217,050
 7.25% Conv., 08/15/03 .........      110,000        265,100
World Financial Property
 6.95%, 09/01/13+ ..............    5,250,000      5,386,028
                                                 -----------
                                                  17,713,912
                                                 -----------
INSURANCE (0.1%)
Penn Treaty American Corp.:
 6.25% Conv., 12/01/03+ ........      735,000        947,231
 6.25% Conv., 12/01/03 .........      170,000        219,088
                                                 -----------
                                                   1,166,319
                                                 -----------
MORTGAGE RELATED (2.9%)
Federal Home Loan Mortgage
 Corp.:
 7.0%, 09/01/11 ................    9,079,051      9,218,079
 7.0%, 01/01/12 ................    4,375,706      4,442,711
Federal National Mortgage
 Association:
 6.5%, 01/01/11 ................      833,640        834,161
 6.0%, 04/01/11 ................   11,048,388     10,868,852
 6.5%, 08/01/11 ................    8,045,115      8,050,143
 7.0%, 05/01/26 ................    9,539,154      9,604,736
 7.0%, 09/01/27 ................    3,498,078      3,522,127
 7.0%, 08/01/26 ................    2,369,822      2,386,114
                                                 -----------
                                                  48,926,923
                                                 -----------
U.S. GOVERNMENT (12.9%)
U.S. Treasury:
 6.125% Note, 08/31/98 .........    4,375,000      4,390,041
 6.375% Note, 05/15/99 .........   25,925,000     26,159,958
 6.0% Note, 08/15/00 ...........   31,150,000     31,373,906
 6.25% Note, 04/30/01 ..........   26,500,000     26,914,063
 6.5% Note, 08/31/01 ...........   37,400,000     38,323,331
 6.5% Note, 05/31/02 ...........   37,600,000     38,704,500
 6.875% Note, 05/15/06 .........   13,605,000     14,561,608
 6.125% Bond, 11/15/27 .........   33,855,000     34,786,013
                                                 -----------
                                                 215,213,420
                                                 -----------
 TOTAL CREDIT SENSITIVE (18.6%)                  309,542,976
                                                 -----------
ENERGY
COAL & GAS PIPELINES (0.1%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ..........      845,000      1,529,450
                                                 -----------
GAS (0.2%)
Ras Laffan Liquid Natural Gas
 8.294%, 03/15/14+ .............    3,500,000      3,293,521
                                                 -----------

                                       71

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

==============================================================
                                   PRINCIPAL        VALUE
                                     AMOUNT        (NOTE 1)
--------------------------------------------------------------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Diamond Offshore Drilling, Inc.
 3.75% Conv. Sub. Note,
 02/15/07 ......................  $    860,000  $    1,138,425
Parker Drilling Corp.
 5.5% Conv. Sub. Note,
 08/01/04.......................       760,000         814,625
Seacor Holdings, Inc.:
 5.375% Conv., 11/15/06 ........       605,000         685,162
 5.375% Conv., 11/15/06+  ......        70,000          79,275
                                                --------------
                                                     2,717,487
                                                --------------
 TOTAL ENERGY (0.5%) ...........                     7,540,458
                                                --------------
TECHNOLOGY
ELECTRONICS (1.0%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ .....................     1,165,000       1,598,962
Baan Co.:
 4.5% Conv. Sub. Note,
 12/15/01+ .....................       645,000         988,463
 4.5% Conv. Sub. Note,
  12/15/01......................       180,000         275,850
Cymer, Inc.
 3.5%, 08/06/04+ (a) ...........     1,065,000         805,406
Integrated Process Equipment
 6.25% Conv., 09/15/04+ ........     1,585,000       1,313,569
Level One Communications:
 4.0% Conv., 09/01/04+ .........       910,000         855,400
 4.0% Conv., 09/01/04 ..........       280,000         263,200
Photronics, Inc.
 6.0% Conv., 06/01/04 ..........     1,485,000       1,702,181
Quantum Corp.
 5.0% Conv., 03/01/03+ .........       280,000         508,200
Sanmina Corp.
 5.5% Conv., 08/15/02+ .........     1,010,000       2,447,988
SCI Systems, Inc.
 5.0% Conv., 05/01/06+..........     1,310,000       2,439,875
Solectron Corp.
 6.0% Conv., 03/01/06+ .........       855,000       1,172,419
Wind River Systems, Inc.
 5.0% Conv., 08/01/02+ .........     1,000,000       1,070,000
Xilinx, Inc.
 5.25% Conv., 11/01/02+ ........     1,400,000       1,354,500
                                                --------------
                                                    16,796,013
                                                --------------
TELECOMMUNICATIONS (0.1%)
Comverse Technology, Inc.:
 5.75% Conv. Sub., 10/01/06+  ..     1,295,000       1,395,362
 5.75% Conv., 10/01/06 .........        45,000          48,488
                                                --------------
                                                     1,443,850
                                                --------------
 TOTAL TECHNOLOGY (1.1%)  ......                    18,239,863
                                                --------------
DIVERSIFIED (0.0%)
MISCELLANEOUS
Brierley Investment Ltd.
 9.0% Conv. Sub. Note,
 06/30/98 ......................  $     14,000  $        9,105
                                                --------------
TOTAL LONG-TERM DEBT SECURITIES (21.5%)
 (Amortized Cost $347,094,868) .                   358,824,615
                                                --------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCE (1.2%)
Suntrust Bank
 5.73%, due 01/26/98 ...........    20,000,000      19,920,416
                                                --------------
CERTIFICATES OF DEPOSIT (1.5%)
Deutsche Bank
 5.75%, due 01/20/98 ...........    25,000,000      24,997,471
                                                --------------
COMMERCIAL PAPER (0.9%)
Province of Quebec
 5.68%, due 01/12/98 ...........    15,000,000      14,973,967
                                                --------------
U.S. GOVERNMENT AGENCIES (6.9%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ............   114,900,000     114,880,850
                                                --------------
TOTAL SHORT-TERM DEBT SECURITIES (10.5%)
 (Amortized Cost $174,772,704)                     174,772,704
                                                --------------

TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost $1,482,735,753)            1,657,357,208
OTHER ASSETS
 LESS LIABILITIES (0.5%)  ......                     8,761,507
                                                --------------
NET ASSETS (100.0%) ............                $1,666,118,715
                                                ==============


DISTRIBUTION OF INVESTMENTS BY
GLOBAL REGION
As a Percentage of Total
Investments
Canada ...................    0.3%
France ...................    0.8
Germany ..................    0.9
Japan ....................    3.5
Netherlands ..............    0.9
New Zealand & Australia  .    0.5
Scandinavia ..............    1.0
Southeast Asia............    0.4
Spain ....................    0.5
Switzerland ..............    0.6
United Kingdom............    3.1
United States ** .........   86.8
Other European Countries      0.7
                            -----
                            100.0%
                            =====

------------
*     Non-income producing.
**    Includes Short-Term Debt Securities of 10.5%.
+ Security exempt from registration under 144A of the securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $61,346,584 or 3.7% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1. Organization and Significant Accounting Policies

   The Hudson River Trust (the "Trust") (successor to The Hudson River Fund, Inc., a Maryland corporation organized in 1984) was formed as a Massachusetts business trust on July 10, 1987 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust issues shares of beneficial interest currently divided among fourteen Portfolios (the "Portfolios"): Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth and Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors. Effective October 2, 1996, the Trust made available a second class of shares, Class IB, for each of the Trust's Portfolios. In connection with the Class IB shares offering, the existing class of shares was redesignated Class IA. The Class IB shares are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   Class IA shares are offered to separate accounts of The Equitable Life Assurance Society of the United States ("Equitable"), a wholly-owned subsidiary of The Equitable Companies Incorporated, Equitable Variable Life Insurance Company ("Equitable Variable"), a wholly-owned subsidiary of the Equitable, and to separate accounts of other insurance companies unaffiliated with Equitable and Equitable Variable. Effective January 1, 1997, Equitable Variable was merged into Equitable. Class IB shares are offered to an insurance company separate account of Equitable. Effective March 12, 1997, the Trust's Board of Trustees approved the establishment of the Alliance Small Cap Growth Portfolio at an initial share value of $10. The Portfolio commenced operations on May 1, 1997.

   The investment objectives of each Portfolio are as follows:

   Alliance Money Market Portfolio -- High level of current income, preserve its assets and maintain liquidity. The Portfolio pursues this objective by investing in primarily high quality U.S. dollar denominated money market instruments.

   Alliance Intermediate Government Securities Portfolio -- High current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

   Alliance Quality Bond Portfolio -- High current income consistent with preservation of capital by investing primarily in investment grade fixed income securities. The Portfolio reserves the right to invest in convertible debt securities, preferred stocks and dividend-paying common stocks.

   Alliance High Yield Portfolio -- High return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio pursues this objective by investing primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities. The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds."

   Alliance Growth and Income Portfolio -- High total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

   Alliance Equity Index Portfolio -- Total return before expenses that approximates the total return performance of the Standard & Poor's Corporation 500 Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

   Alliance Common Stock Portfolio -- Long-term growth of its capital and increase income. The Portfolio pursues this objective by investing primarily in common stock and other equity-type instruments.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Alliance Global Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in equity securities of non-United States companies as well as United States issuers.

   Alliance International Portfolio -- Long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

   Alliance Aggressive Stock Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies with strong growth prospects.

   Alliance Small Cap Growth Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by smaller-sized companies with strong growth potential.

   Alliance Conservative Investors Portfolio -- High total return without, in the investment adviser's opinion, undue risk to principal. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and debt securities.

   Alliance Balanced Portfolio -- High return through both appreciation of capital and current income. The Portfolio pursues this objective by investing in a diversified portfolio of publicly traded equity and debt securities and short-term money market instruments.

   Alliance Growth Investors Portfolio -- Highest total return consistent with the investment adviser's determination of reasonable risk. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times fixed income securities that are medium and lower quality debt securities known as "junk bonds."

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   The following is a summary of the significant accounting policies of the
Trust:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

   Foreign securities not traded directly, or in American Depository Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin.

   Except for the Alliance Money Market Portfolio, short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Short-term debt securities held in the Alliance Money Market Portfolio are valued at representative quoted prices regardless of the length of maturity.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Other securities, including restricted securities, and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at "fair value" as determined in good faith by the Valuation Committee of the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

   Interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Expenses attributable to a single Portfolio are charged to that Portfolio. Expenses of the Trust are charged to each Portfolio in proportion to net assets.

   The Board of Trustees has approved the lending of portfolio securities, through its custodian bank, Chase Manhattan Bank, N.A. ("Chase"), acting as lending agent, to certain broker-dealers in exchange for negotiated lenders' fees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the securities loaned. All loans will be collateralized in the form of cash or U.S. Government securities. Chase invests the cash collateral in short-term investments and retains a portion of the interest earned. Chase will indemnify the Portfolios for any loss resulting from a borrower's failure to return a loaned security when due. The following table shows the value of securities loaned and collateral received at December 31, 1997, and the security loan fees received, net of rebates paid, for the year ended December 31, 1997. Such net fees are included in interest income in the accompanying Statements of Operations.

                                                   VALUE OF            VALUE OF        SECURITY LOAN
PORTFOLIO                                     SECURITIES LOANED  COLLATERAL RECEIVED*  FEES RECEIVED
---------                                     -----------------  --------------------  -------------
Alliance Intermediate Government Securities      $ 32,201,367        $ 33,220,564        $   39,876
Alliance Quality Bond .......................      50,573,670          51,975,110            48,428
Alliance Growth and Income ..................      82,082,344          83,758,200            44,878
Alliance Equity Index .......................     111,251,919         113,256,053            53,477
Alliance Common Stock .......................     662,769,145         672,888,280           585,669
Alliance Global .............................     112,593,733         116,411,892           396,835
Alliance International ......................      14,904,809          15,770,821            90,583
Alliance Aggressive Stock ...................     630,594,623         636,513,616         1,807,252
Alliance Conservative Investors .............      65,514,619          67,529,380            68,901
Alliance Balanced ...........................     292,916,191         301,012,558           437,345
Alliance Growth Investors ...................     185,900,995         191,232,973           398,085

------------
* Including U.S. Government securities valued at $18,342,994, $31,657,214, $60,800, $3,719,500, $10,050,000, $2,564,100, $718,240, $23,874,600,
  $37,866,285, $61,873,419 and $31,723,786 for the Alliance Intermediate
  Government Securities, Alliance Quality Bond, Alliance Growth and Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Aggressive Stock, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios, respectively.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

   (i) market value of investment securities, other assets and liabilities--at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses--at the date of such transactions.

   The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

   The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no federal income tax provision is required. Dividends from net investment income are declared and distributed quarterly; dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and as such, the amounts may differ from financial statement investment income and realized capital gains.

   Options Written:

   All Portfolios (except for the Alliance Money Market and Alliance Equity Index Portfolios) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are realized as gains on the expiration date. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security for a set price in the future. A Portfolio may buy or sell futures and forward contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be either in cash or U.S. Treasury securities. During the period the futures and forward contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures and forward contracts and may incur a loss. The use of futures and forward contracts transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Limitations on Market and Credit Risk:

   Written options, futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous related to the market price. The contract amounts of these futures and forward contracts reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward contracts are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

   Statement of Position 93-2:

   For the year ended December 31, 1997, in conformity with Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the reclassification arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                          ALLIANCE                             ALLIANCE
                                        INTERMEDIATE    ALLIANCE                GROWTH      ALLIANCE
                                         GOVERNMENT      QUALITY    ALLIANCE      AND        EQUITY      ALLIANCE       ALLIANCE
                                         SECURITIES       BOND     HIGH YIELD   INCOME       INDEX     COMMON STOCK      GLOBAL
                                          PORTFOLIO     PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO
                                          ---------     ---------   ---------  ---------   ---------    ---------      ---------
Undistributed (overdistributed) net
 investment income ...................     $(4,160)     $ 664,479   $ 28,777   $ 48,024    $ 260,751   $(2,631,075)  $ 15,935,865
Accumulated net realized gain (loss)         4,160       (664,479)   (28,777)   (48,024)    (260,751)    2,631,075    (15,935,865)

                                                          ALLIANCE      ALLIANCE      ALLIANCE                   ALLIANCE
                                           ALLIANCE      AGGRESSIVE    SMALL CAP    CONSERVATIVE    ALLIANCE      GROWTH
                                        INTERNATIONAL       STOCK        GROWTH      INVESTORS      BALANCED    INVESTORS
                                          PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                          ---------       ---------    ---------     ---------     ---------    ---------
Paid-in capital ......................   $        --     $        --    $(7,066)     $      --      $     --   $        --
Undistributed (overdistributed) net
 investment income ...................     3,322,727       1,777,082        410       (146,376)       58,776     4,831,809
Accumulated net realized gain (loss)      (3,322,727)     (1,777,082)     6,656        146,376       (58,776)   (4,831,809)

   Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997 certain Portfolios incurred and elected to defer until January 1, 1998 for U.S. Federal income tax purposes net capital and net currency losses of approximately:

                                   CAPITAL     CURRENCY
PORTFOLIO                           LOSSES      LOSSES
---------                           ------      ------
Alliance Equity Index...........  $       --   $  3,600
Alliance Common Stock...........          --     33,030
Alliance Global.................          --    433,526
Alliance International..........   4,160,819    670,264
Alliance Small Cap Growth ......   1,448,447         --
Alliance Conservative
 Investors......................          --     37,085
Alliance Balanced...............          --     61,818
Alliance Growth Investors ......          --     81,786

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

2. Management of the Trust

   Alliance Capital Management L.P. (Alliance), a publicly traded limited partnership, indirectly majority-owned by Equitable, is the investment adviser. Prior to May 1, 1997, the investment advisory fees were as follows:

                                                                                     AVERAGE DAILY NET ASSETS
                                                                          ----------------------------------------------
                                                                               FIRST           NEXT           OVER
                                                                           $350 MILLION    $400 MILLION   $750 MILLION
                                                                           ------------    ------------   ------------
Alliance Common Stock, Alliance Money Market and Alliance Balanced
 Portfolios .............................................................       .40%           .375%           .35%
Alliance Aggressive Stock and Alliance Intermediate Government
 Securities Portfolios ..................................................       .50%           .475%           .45%
Alliance High Yield, Alliance Global, Alliance Conservative Investors
 and Alliance Growth Investors Portfolios ...............................       .55%           .525%           .50%

                                                                      FIRST           NEXT          OVER
                                                                  $500 MILLION    $500 MILLION   $1 BILLION
                                                                  ------------    ------------   ----------
Alliance Quality Bond and Alliance Growth and Income Portfolios        .55%           .525%          .50%

                                       FIRST           NEXT           OVER
                                   $750 MILLION    $750 MILLION   $1.5 BILLION
                                   ------------    ------------   ------------
Alliance Equity Index Portfolio         .35%           .30%            .25%

                                        FIRST          NEXT          OVER
                                    $500 MILLION    $1 BILLION   $1.5 BILLION
                                    ------------    ----------   ------------
Alliance International Portfolio         .90%          .85%           .80%

   On December 13, 1996, the Trust's Board of Trustees approved a new Investment Advisory Agreement with Alliance and subsequently extended the agreement to the Alliance Small Cap Growth Portfolio on March 12, 1997. On April 9, 1997, shareholders of each respective Portfolio, except for the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997, approved a new Investment Advisory Agreement. Effective May 1, 1997, the advisory fees payable under this agreement are as follows:

                                                                      AVERAGE DAILY NET ASSETS
                                               ----------------------------------------------------------------------
                                                   FIRST           NEXT          NEXT           NEXT
PORTFOLIO                                      $750 MILLION    $750 MILLION   $1 BILLION    $2.5 BILLION   THEREAFTER
---------                                      ------------    ------------   ----------    ------------   ----------
Alliance Money Market .......................      .350%           .325%         .300%          .280%         .270%
Alliance Intermediate Government Securities        .500%           .475%         .450%          .430%         .420%
Alliance Quality Bond .......................      .525%           .500%         .475%          .455%         .445%
Alliance High Yield .........................      .600%           .575%         .550%          .530%         .520%
Alliance Growth and Income ..................      .550%           .525%         .500%          .480%         .470%
Alliance Equity Index .......................      .325%           .300%         .275%          .255%         .245%
Alliance Common Stock .......................      .475%           .425%         .375%          .355%         .345%*
Alliance Global .............................      .675%           .600%         .550%          .530%         .520%
Alliance International ......................      .900%           .825%         .800%          .780%         .770%
Alliance Aggressive Stock ...................      .625%           .575%         .525%          .500%         .475%
Alliance Small Cap Growth ...................      .900%           .850%         .825%          .800%         .775%
Alliance Conservative Investors .............      .475%           .425%         .375%          .350%         .325%
Alliance Balanced ...........................      .450%           .400%         .350%          .325%         .300%
Alliance Growth Investors ...................      .550%           .500%         .450%          .425%         .400%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

3. Distribution Plan

   Each Portfolio's Distribution Plan permits the Portfolio to pay a distribution fee of up to 0.50% of the average daily net assets attributable to its Class IB shares. The Trust, on behalf of each Portfolio, has entered into a Distribution Agreement (the "Agreements") pursuant to the Distribution Plans with Equitable Distributors, Inc. ("EDI"), an indirect, wholly-owned subsidiary of the Equitable, under which EDI receives payments at a rate equal to 0.25% of the average daily net assets attributable to the Class IB shares of each Portfolio except the Small Cap Growth Portfolio. The Small Cap Growth Portfolio Agreement provides that EDI will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equaling 1.20%.

   The Distribution Plans provide that EDI will use the payments received under the Agreements for services rendered (and expenses borne) in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. Since EDI's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreements during any year may be more or less than its actual expenses. For this reason, the Distribution Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

4. Investment Transactions

   Investment security transactions, excluding short-term debt securities, for the year ended December 31, 1997 were as follows:

                                                         PURCHASES                          SALES
                                              -------------------------------- --------------------------------
                                                 STOCKS AND    U.S. GOVERNMENT    STOCKS AND    U.S. GOVERNMENT
PORTFOLIO                                     DEBT SECURITIES   AND AGENCIES   DEBT SECURITIES   AND AGENCIES
---------                                     ---------------   ------------   ---------------   ------------
Alliance Intermediate Government Securities    $           --  $  289,263,347   $           --  $  268,248,135
Alliance Quality Bond .......................     163,237,234     495,861,466      171,665,271     442,101,550
Alliance High Yield .........................   1,235,945,918              --    1,073,614,879              --
Alliance Growth and Income ..................     568,400,225              --      306,859,124              --
Alliance Equity Index .......................     414,309,473              --       22,554,753              --
Alliance Common Stock .......................   4,620,850,933              --    4,082,534,069              --
Alliance Global .............................     706,451,901              --      588,394,296              --
Alliance International ......................     160,707,760              --      101,610,156              --
Alliance Aggressive Stock ...................   5,505,273,307              --    5,142,936,366              --
Alliance Small Cap Growth * .................     192,773,234              --       57,648,193              --
Alliance Conservative Investors .............     149,330,575     334,113,271      176,462,757     312,290,578
Alliance Balanced ...........................   1,025,160,528   1,195,953,420    1,208,802,299   1,029,716,011
Alliance Growth Investors ...................   1,135,831,343     607,149,017    1,206,132,190     378,552,050

------------
* For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

   No activity is shown for the Alliance Money Market Portfolio since it trades exclusively in short-term debt securities.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Transactions in options written for the year ended December 31, 1997 are summarized as follows:

                                                                ALLIANCE
                                                              COMMON STOCK
                                                               PORTFOLIO
                                                      ---------------------------
                                                       NUMBER OF      PREMIUMS
                                                       CONTRACTS      RECEIVED
                                                      ----------- ---------------
Options outstanding--January 1, 1997 ................    161,200    $  68,607,800
Options written .....................................  1,794,950      623,448,846
Options terminated in closing purchase transactions     (910,000)    (344,806,113)
Options expired .....................................   (306,750)    (103,999,855)
Options exercised ...................................   (374,150)    (139,689,978)
                                                       ---------    -------------
Options outstanding--December 31, 1997 ..............    365,250    $ 103,560,700
                                                       =========    =============

   The Portfolios (except for the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios) may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign securities holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At December 31, 1997, the Alliance Quality Bond, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios had outstanding forward currency contracts to buy/sell foreign currencies as follows:

                                        CONTRACT      COST ON       U.S. $      UNREALIZED
                                         AMOUNT     ORIGINATION    CURRENT     APPRECIATION
ALLIANCE QUALITY BOND PORTFOLIO:         (000'S)       DATE         VALUE     (DEPRECIATION)
--------------------------------         -------       ----         -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
Canadian Dollars, settling 02/17/98  .      661     $  467,219    $  463,327     $ (3,892)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar, settling 01/12/98     11,949      8,017,325     7,785,968      231,357
Canadian Dollar, settling 02/17/98  ..      661        466,691       463,326        3,365
                                                                                 --------
                                                                                 $230,830
                                                                                 ========

                                                     CONTRACT       COST ON        U.S. $       UNREALIZED
                                                      AMOUNT      ORIGINATION     CURRENT      APPRECIATION
ALLIANCE GLOBAL PORTFOLIO:                            (000'S)        DATE          VALUE      (DEPRECIATION)
--------------------------                            -------        ----          -----      --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, settling 01/23/98 ................      44,000   $ 25,292,444   $ 24,492,886    $ (799,558)
Irish Punts, settling 01/05/98 ...................         147        210,357        209,151        (1,206)
Japanese Yen, settling 02/27/98-04/14/98  ........   2,170,000     16,783,366     16,778,541        (4,825)
Netherlands Guilders, settling 01/23/98  .........      58,900     30,079,412     29,091,879      (987,533)
Swedish Krona, settling 01/02/98 .................       7,950      1,025,125      1,001,272       (23,853)
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, settling 01/02/98 ................         700      1,167,348      1,150,313        17,035
Deutsche Marks, settling 01/02/98-01/23/98  ......      44,160     25,102,287     24,581,827       520,460
Finnish Markka, settling 01/02/98 ................       2,200        409,112        403,599         5,513
French Franc, settling 01/02/98 ..................       7,000      1,178,928      1,163,081        15,847
Japanese Yen, settling 02/27/98-04/14/98  ........  13,270,000    109,655,596    103,021,611     6,633,985
Netherlands Guilders, settling 01/02/98-01/23/98        60,300     30,410,102     29,782,333       627,769
Norwegian Krone, settling 01/02/98 ...............         480         65,964         64,990           974
                                                                                                ----------
                                                                                                $6,004,608
                                                                                                ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                                     CONTRACT      COST ON       U.S. $       UNREALIZED
                                                      AMOUNT     ORIGINATION     CURRENT     APPRECIATION
ALLIANCE INTERNATIONAL PORTFOLIO:                    (000'S)        DATE          VALUE     (DEPRECIATION)
---------------------------------                    -------        ----          -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, settling 01/02/98-01/23/98  ......     10,240    $ 5,885,470   $ 5,699,277    $ (186,193)
Japanese Yen, settling 02/27/98-04/14/98  ........    872,000      6,789,467     6,751,775       (37,692)
Netherlands Guilders, settling 01/23/98  .........      8,100      4,136,558     4,000,751      (135,807)
FOREIGN CURRENCY SALE CONTRACTS
Belgian Franc, settling 01/02/98 .................      1,600         43,688        43,184           504
Deutsche Marks, settling 01/02/98-01/23/98  ......     10,410      5,907,722     5,793,777       113,945
Finnish Markka, settling 01/02/98 ................      1,300        241,748       238,490         3,258
Japanese Yen, settling 01/05/98-04/14/98  ........  4,652,000     38,312,357    36,098,497     2,213,860
Netherlands Guilders, settling 01/02/98-01/23/98        8,460      4,265,786     4,178,296        87,490
                                                                                              ----------
                                                                                              $2,059,365
                                                                                              ==========

                                             CONTRACT      COST ON       U.S. $       UNREALIZED
                                              AMOUNT     ORIGINATION     CURRENT     APPRECIATION
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:    (000'S)       DATE          VALUE     (DEPRECIATION)
------------------------------------------    -------       ----          -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
French Franc, settling 01/23/98-01/30/98  .    11,106    $1,870,275    $1,847,854      $(22,421)
Deutsche Marks, settling 01/02/98  ........     1,870     1,073,663     1,039,495       (34,168)
Japanese Yen, settling 02/27/98 ...........    56,000       432,305       432,825           520
Netherlands Guilders, settling 01/02/98  ..     1,940       989,579       956,773       (32,806)
Norwegian Krone, settling 01/23/98  .......     2,500       347,301       338,969        (8,332)
Spanish Peseta, settling 01/23/98  ........    90,000       600,200       591,072        (9,128)
Swedish Krona, settling 01/02/98-01/23/98       2,756       359,907       347,254       (12,653)
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, settling 01/07/98  ........        28        45,244        45,461          (217)
Deutsche Marks, settling 01/02/98  ........     1,870     1,048,059     1,039,495         8,564
French Franc, settling 01/23/98 ...........    11,000     1,859,663     1,830,216        29,447
Japanese Yen, settling 01/06/98-04/14/98  .   358,673     2,962,975     2,784,133       178,842
Netherlands Guilders, settling 01/02/98  ..     1,940       964,910       956,772         8,138
Norwegian Krone, settling 01/23/98  .......     2,500       348,058       338,969         9,089
Spanish Peseta, settling 01/23/98  ........    90,000       602,208       591,072        11,136
Swedish Krona, settling 01/02/98-01/23/98       2,328       307,119       293,356        13,763
                                                                                       --------
                                                                                       $139,774
                                                                                       ========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                              CONTRACT      COST ON        U.S. $       UNREALIZED
                                               AMOUNT     ORIGINATION     CURRENT      APPRECIATION
ALLIANCE BALANCED PORTFOLIO:                  (000'S)        DATE          VALUE      (DEPRECIATION)
----------------------------                  -------        ----          -----      --------------
FOREIGN CURRENCY BUY CONTRACTS
French Franc, settling 01/23/98 ...........     99,000    $16,671,017   $16,471,943     $ (199,074)
Deutsche Marks, settling 01/02/98  ........     17,300      9,932,824     9,616,721       (316,103)
Japanese Yen, settling 02/27/98-04/14/98  .  1,000,000      7,838,089     7,753,716        (84,373)
Netherlands Guilders, settling 01/02/98  ..     17,600      8,977,622     8,679,999       (297,623)
Norwegian Krone, settling 01/23/98  .......     22,000      3,056,252     2,982,930        (73,322)
Spanish Peseta, settling 01/23/98  ........    800,000      5,335,112     5,253,975        (81,137)
Swedish Krona, settling 01/23/98 ..........     13,000      1,700,062     1,638,400        (61,662)
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, settling 01/07/98  ........        229        375,646       375,403            243
Deutsche Marks, settling 01/02/98  ........     17,300      9,695,951     9,616,721         79,230
French Franc, settling 01/23/98-01/30/98  .     99,457     16,812,017    16,547,968        264,049
Japanese Yen, settling 01/05/98-04/14/98  .  3,988,798     32,900,946    30,969,984      1,930,962
Netherlands Guilders, settling 01/02/98  ..     17,600      8,753,823     8,679,999         73,824
Norwegian Krone, settling 01/23/98  .......     22,000      3,062,915     2,982,930         79,985
Spanish Peseta, settling 01/23/98  ........    800,000      5,352,961     5,253,975         98,986
Swedish Krona, settling 01/05/98-01/23/98       13,795      1,816,583     1,738,550         78,033
                                                                                        ----------
                                                                                        $1,492,018
                                                                                        ==========

                                                     CONTRACT      COST ON       U.S. $       UNREALIZED
                                                      AMOUNT     ORIGINATION     CURRENT     APPRECIATION
ALLIANCE GROWTH INVESTORS PORTFOLIO:                 (000'S)        DATE          VALUE     (DEPRECIATION)
------------------------------------                 -------        ----          -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, settling 01/08/98 ................         65    $   108,622   $   107,420    $   (1,202)
French Franc, settling 01/30/98 ..................      3,653        608,562       608,068          (494)
Deutsche Marks, settling 01/02/98-01/23/98  ......     22,980     13,206,726    12,788,720      (418,006)
Japanese Yen, settling 01/05/98-04/14/98  ........  1,168,671      9,067,606     9,040,016       (27,590)
Netherlands Guilders, settling 01/23/98  .........     18,900      9,651,967     9,335,085      (316,882)
Swedish Krona, settling 01/02/98 .................      9,168      1,182,065     1,154,672       (27,393)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, settling 01/02/98 ............        132         85,276        86,274          (998)
British Pounds, settling 01/06/98 ................        137        227,385       225,848         1,537
Canadian Dollars, settling 01/02/98 ..............         54         36,927        37,579          (652)
Deutsche Marks, settling 01/02/98-01/23/98  ......     22,980     13,029,701    12,788,720       240,981
French Franc, settling 01/30/98 ..................      1,135        189,471       188,841           630
Indonesian Rupiah, settling 01/02/98-01/07/98  ...      9,315          1,595         1,693           (98)
Japanese Yen, settling 01/05/98-04/14/98  ........  6,217,997     51,324,595    48,270,138     3,054,457
Netherlands Guilders, settling 01/05/98-01/23/98       19,317      9,738,946     9,540,548       198,398
                                                                                              ----------
                                                                                              $2,702,688
                                                                                              ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                      GROSS UNREALIZED
                                                              --------------------------------  NET UNREALIZED
                                                  COST OF                                        APPRECIATION
PORTFOLIO                                       INVESTMENTS     APPRECIATION     DEPRECIATION   (DEPRECIATION)
---------                                       -----------     ------------     ------------   --------------
Alliance Money Market .......................  $  551,106,796  $      113,321   $      (1,450)  $      111,871
Alliance Intermediate Government Securities       113,600,359       1,418,742         (81,837)       1,336,905
Alliance Quality Bond .......................     198,044,047       1,526,456        (488,133)       1,038,323
Alliance High Yield .........................     402,787,235      10,488,392      (3,831,357)       6,657,035
Alliance Growth and Income ..................     511,230,453      85,982,551     (13,121,234)      72,861,317
Alliance Equity Index .......................     717,468,668     230,719,482      (9,632,048)     221,087,434
Alliance Common Stock .......................   7,105,768,791   2,818,811,560    (199,170,219)   2,619,641,341
Alliance Global .............................   1,080,321,370     279,910,104    (138,571,829)     141,338,275
Alliance International ......................     196,445,985      26,360,668     (39,855,124)     (13,494,456)
Alliance Aggressive Stock ...................   4,074,878,825     759,226,094    (349,159,577)     410,066,517
Alliance Small Cap Growth ...................     153,262,271       8,273,490      (7,682,047)         591,443
Alliance Conservative Investors .............     291,571,008      22,817,939      (3,133,104)      19,684,835
Alliance Balanced ...........................   1,533,148,635     209,288,194     (30,695,116)     178,593,078
Alliance Growth Investors ...................   1,486,000,218     234,997,062     (63,640,072)     171,356,990

   During the year ended December 31, 1997, the Alliance Intermediate Government Securities and Alliance Quality Bond Portfolios utilized available capital loss carryforwards of $999,418 and $4,993,810, respectively.

   The Alliance Intermediate Government Securities Portfolio had net capital loss carryforwards of $8,831,948 (of which $8,349,809 expires in the year 2002 and $482,139 expires in the year 2004). To the extent the above losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Capital Share Transactions

   At December 31, 1997, there was an unlimited number of shares of beneficial interest (Shares), without par value, available for issuance by the Board of Trustees. Shares are divided into two classes, designated Class IA and Class IB for each Portfolio.

   Transactions in Shares were as follows:

                                                             ALLIANCE
                                 ALLIANCE                  INTERMEDIATE                 ALLIANCE                   ALLIANCE
                               MONEY MARKET           GOVERNMENT SECURITIES           QUALITY BOND               HIGH YIELD
                                PORTFOLIO                   PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                        ------------------------     ----------------------     ----------------------     ----------------------
                                YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                               DECEMBER 31,                DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                           1997          1996           1997        1996           1997        1996           1997        1996
                        -----------  -----------     ----------  ----------     ----------  ----------     ----------  ----------
Class IA
--------
Shares sold .........    88,164,162   49,765,857      4,317,481   3,938,806      5,108,456   2,872,392     15,273,062   7,067,122
Shares issued in
 reinvestment of
 dividends and
 distributions ......     2,138,588    1,878,824        605,567     496,768      1,161,537   1,135,383      3,903,981   2,737,878
                        -----------  -----------     ----------  ----------     ----------  ----------     ----------  ----------
Total shares issued      90,302,750   51,644,681      4,923,048   4,435,574      6,269,993   4,007,775     19,177,043   9,805,000
Shares redeemed  ....   (91,686,416) (44,125,860)    (2,249,794) (2,495,957)    (1,749,691) (4,048,559)    (4,915,625) (2,158,843)
                        -----------  -----------     ----------  ----------     ----------  ----------     ----------  ----------
Net increase
 (decrease) .........    (1,383,666)   7,518,821      2,673,254   1,939,617      4,520,302     (40,784)    14,261,418   7,646,157
                        ===========  ===========     ==========  ==========     ==========  ==========     ==========  ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                ALLIANCE                     ALLIANCE                  ALLIANCE                   ALLIANCE
                            GROWTH AND INCOME              EQUITY INDEX              COMMON STOCK                  GLOBAL
                                PORTFOLIO                   PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                         -----------------------    -----------------------    -----------------------     -----------------------
                               YEAR ENDED                  YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                              DECEMBER 31,                DECEMBER 31,               DECEMBER 31,                DECEMBER 31,
                            1997         1996          1997         1996          1997         1996           1997         1996
                         ----------   ----------    ----------   ----------    ----------   ----------     ----------   ----------
Class IA
--------
Shares sold ..........   17,042,406    9,026,248    25,418,356   16,152,780    50,744,225   43,446,898     13,465,598   15,536,853
Shares issued in
 reinvestment of
 dividends and
 distributions .......    2,393,845    1,157,520       723,055    1,372,168    35,866,900   39,581,929      5,883,409    3,493,773
                         ----------   ----------    ----------   ----------    ----------   ----------     ----------   ----------
Total shares issued...   19,436,251   10,183,768    26,141,411   17,524,948    86,611,125   83,028,827     19,349,007   19,030,626
Shares redeemed ......   (1,171,007)    (730,115)   (3,834,705)  (4,670,841)  (18,396,632) (15,634,826)    (8,663,149)  (3,682,913)
                         ----------   ----------    ----------   ----------    ----------   ----------     ----------   ----------
Net increase .........   18,265,244    9,453,653    22,306,706   12,854,107    68,214,493   67,394,001     10,685,858   15,347,713
                         ==========   ==========    ==========   ==========    ==========   ==========     ==========   ==========

                                ALLIANCE                       ALLIANCE                 ALLIANCE                ALLIANCE
                              INTERNATIONAL                AGGRESSIVE STOCK         SMALL CAP GROWTH     CONSERVATIVE INVESTORS
                                PORTFOLIO                     PORTFOLIO                PORTFOLIO               PORTFOLIO
                         ------------------------      -------------------------   -----------------     -----------------------
                               YEAR ENDED                     YEAR ENDED              MAY 1, 1997*             YEAR ENDED
                              DECEMBER 31,                   DECEMBER 31,                  TO                 DECEMBER 31,
                           1997           1996           1997            1996      DECEMBER 31, 1997      1997           1996
                         ----------    ----------      ----------     ----------   -----------------    ---------      ---------
Class IA
--------------------
Shares sold .........    17,702,398    12,450,977      34,847,127     28,813,436       12,473,113       2,875,061      4,420,391
Shares issued in
 reinvestment of
 dividends and
 distributions ......     1,469,420       409,789      11,233,155     18,391,950          185,690       1,809,193      1,758,154
                         ----------    ----------      ----------     ----------       ----------       ---------      ---------
Total shares issued      19,171,818    12,860,766      46,080,282     47,205,386       12,658,803       4,684,254      6,178,545
Shares redeemed  ....   (13,816,916)   (2,284,561)    (27,155,091)   (15,090,379)      (4,992,168)     (3,816,982)    (3,042,720)
                         ----------    ----------      ----------     ----------       ----------       ---------      ---------
Net increase ........     5,354,902    10,576,205      18,925,191     32,115,007        7,666,635         867,272      3,135,825
                         ==========    ==========      ==========     ==========       ==========       =========      =========

                                    ALLIANCE                      ALLIANCE
                                    BALANCED                  GROWTH INVESTORS
                                    PORTFOLIO                    PORTFOLIO
                          ----------------------------- ----------------------------
                                   YEAR ENDED                    YEAR ENDED
                                  DECEMBER 31,                  DECEMBER 31,
CLASS IA                       1997           1996           1997          1996
------------------------  -------------- -------------  ------------- -------------
Shares sold .............     3,662,533     3,826,284      9,706,135    17,024,570
Shares issued in
 reinvestment of
 dividends and
 distributions ..........     8,034,691    11,161,085      6,731,864     9,635,249
                             ----------    ----------     ----------    ----------
Total shares issued  ....    11,697,224    14,987,369     16,437,999    26,659,819
Shares redeemed .........   (12,097,554)   (7,431,615)    (4,231,449)   (1,643,924)
                             ----------    ----------     ----------    ----------
Net increase (decrease)        (400,330)    7,555,754     12,206,550    25,015,895
                             ==========    ==========     ==========    ==========

------------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                                             ALLIANCE
                                                           INTERMEDIATE                                          ALLIANCE
                                  ALLIANCE                  GOVERNMENT                 ALLIANCE                 GROWTH AND
                                MONEY MARKET                SECURITIES                HIGH YIELD                  INCOME
                                  PORTFOLIO                 PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                      --------------------------------- ----------------- --------------------------------- -----------------
                        YEAR ENDED    OCTOBER 2, 1996*     MAY 1, 1997*      YEAR ENDED    OCTOBER 2, 1996*    MAY 1, 1997*
                       DECEMBER 31,          TO                 TO          DECEMBER 31,          TO                TO
CLASS IB                   1997       DECEMBER 31, 1996 DECEMBER 31, 1997       1997      DECEMBER 31, 1996  DECEMBER 31, 1997
--------              -------------- -----------------  ----------------- --------------  ----------------- -----------------
Shares sold .........   15,458,380         353,450           536,124         5,872,392          64,659           2,001,059
Shares issued in
 reinvestment of
 dividends and
 distributions ......      276,519           3,389             9,576           496,765           3,757             127,333
                        ----------         -------           -------         ---------          ------           ---------
Total shares issued     15,734,899         356,839           545,700         6,369,157          68,416           2,128,392
Shares redeemed  ....   (3,884,676)        (43,566)          (10,301)          (51,149)             --                (266)
                        ----------         -------           -------         ---------          ------           ---------
Net increase ........   11,850,223         313,273           535,399         6,318,008          68,416           2,128,126
                        ==========         =======           =======         =========          ======           =========

                           ALLIANCE                  ALLIANCE                          ALLIANCE                  ALLIANCE
                         EQUITY INDEX              COMMON STOCK                         GLOBAL                 INTERNATIONAL
                          PORTFOLIO                 PORTFOLIO                          PORTFOLIO                 PORTFOLIO
                      ----------------- --------------------------------- --------------------------------- -----------------
                         MAY 1, 1997*      YEAR ENDED    OCTOBER 2, 1996*    YEAR ENDED    OCTOBER 2, 1996*    MAY 1, 1997*
                              TO          DECEMBER 31,          TO          DECEMBER 31,          TO                TO
CLASS IB              DECEMBER 31, 1997       1997      DECEMBER 31, 1996       1997      DECEMBER 31, 1996  DECEMBER 31, 1997
--------              ----------------- --------------  ----------------- --------------  ----------------- -----------------
Shares sold .........        7,451          9,736,070         64,063         1,232,644          16,657            317,031
Shares issued in
 reinvestment of
 dividends and
 distributions ......           55            826,867          4,203            99,584             486             22,868
                             -----         ----------         ------         ---------          ------            -------
Total shares issued          7,506         10,562,937         68,266         1,332,228          17,143            339,899
Shares redeemed  ....       (1,926)           (29,575)            --          (103,224)            ---            (19,496)
                             -----         ----------         ------         ---------          ------            -------
Net increase ........        5,580         10,533,362         68,266         1,229,004          17,143            320,403
                             =====         ==========         ======         =========          ======            =======

                                                                               ALLIANCE
                                  ALLIANCE                   ALLIANCE        CONSERVATIVE                 ALLIANCE
                              AGGRESSIVE STOCK           SMALL CAP GROWTH      INVESTORS              GROWTH INVESTORS
                                  PORTFOLIO                 PORTFOLIO          PORTFOLIO                 PORTFOLIO
                      --------------------------------- ----------------- -----------------  ---------------------------------
                        YEAR ENDED    OCTOBER 2, 1996*     MAY 1, 1997*      MAY 1, 1997*      YEAR ENDED    OCTOBER 2, 1996*
                       DECEMBER 31,          TO                 TO                TO          DECEMBER 31,          TO
CLASS IB                   1997       DECEMBER 31, 1996 DECEMBER 31, 1997  DECEMBER 31, 1997      1997       DECEMBER 31, 1996
--------              -------------- -----------------  ----------------- -----------------  -------------- -----------------
Shares sold .........    1,856,882         16,059           3,666,066           467,751         1,855,983         26,902
Shares issued in
 reinvestment of
 dividends and
 distributions ......      175,796          1,035              91,565            20,199           130,747            571
                         ---------         ------           ---------           -------         ---------         ------
Total shares issued      2,032,678         17,094           3,757,631           487,950         1,986,730         27,473
Shares redeemed  ....      (15,597)           ---              (5,055)           (8,774)          (85,261)            (5)
                         ---------         ------           ---------           -------         ---------         ------
Net increase ........    2,017,081         17,094           3,752,576           479,176         1,901,469         27,468
                         =========         ======           =========           =======         =========         ======

------------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

6. Transactions with Affiliated Companies

   An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities. Investments in companies which were affiliates during the year ended December 31, 1997 are summarized as follows:

                                            MARKET VALUE                                 MARKET VALUE                     REALIZED
                                            DECEMBER 31,     PURCHASES       SALES       DECEMBER 31,    DIVIDEND           GAIN
                                                1996          AT COST       AT COST          1997         INCOME           (LOSS)
                                           -------------- -------------  ------------- --------------  ------------   ------------
ALLIANCE COMMON STOCK PORTFOLIO:
--------------------------------
CBL & Associates Properties, Inc. (a)  ... $   27,872,550  $         --   $  1,365,000  $   24,865,250  $1,399,008    $    345,043
Ceridian Corp ............................    148,432,500     5,701,500             --     174,774,688          --              --
Chris Craft Industries, Inc. (Class B)  ..     49,849,843            --             --      64,143,286          --              --
CompUSA, Inc. (a).........................     65,331,750    60,013,001    131,193,635              --          --      25,854,610
Regency Realty Corp. (a)..................     16,372,125            --      9,420,426       3,563,381     762,216       3,605,448
Teleport Communications Group, Inc.
 (Class A) ...............................        610,000   216,341,430     50,817,405     220,103,625          --      30,473,635
                                           --------------                              --------------  ------------   ------------
                                           $  308,468,768                               $  487,450,230  $2,161,224    $ 60,278,736
                                           ==============                              ==============  ============   ============
ALLIANCE AGGRESSIVE STOCK PORTFOLIO:
------------------------------------
Aames Financial Corp. (a) ................ $   39,907,350  $         --   $ 42,877,524  $           --  $   48,335    $ (9,329,592)
AK Steel Holding Corp. (a) ...............     52,554,637    73,027,066    115,247,008       7,421,675   1,719,840       1,150,485
Centocor, Inc. ...........................     66,044,550   153,361,306      1,564,875     167,463,625          --         538,805
Circuit City Stores, Inc.-Carmax Group ...             --   114,969,960      6,657,086      56,346,300          --      (1,898,235)
Comverse Technology, Inc. ................             --    82,646,377             --      72,520,500          --         431,918
Continental Airlines, Inc. (Class B)  ....     47,587,125    95,672,700             --     213,588,375          --              --
Crompton & Knowles Corp. .................     65,534,700    34,325,930        614,460     137,800,000     261,900         292,418
DT Industries, Inc. (a)...................     20,366,500    22,230,101     42,269,251              --      29,924      (3,199,546)
Chancellor Media Corp. (Class A)(a) ......     62,782,500    26,261,011     97,120,056              --          --     108,624,669
Harman International Industries, Inc. (a).     83,281,750    19,373,632     76,334,998              --     220,450     (15,768,300)
Medimmune, Inc. ..........................     17,205,700       389,200         84,900      57,443,925          --         818,670
Mohawk Industries, Inc. (a) ..............     27,068,800    19,900,747             --      69,103,125          --              --
National Steel Corp. (a)..................             --    28,264,493     28,264,495              --          --       3,035,056
Nine West Group, Inc. (a).................    144,356,100    17,605,733    133,671,638              --          --      12,984,585
Polymer Group, Inc. (a)...................     36,167,575            --     46,201,328              --          --     (22,064,281)
Security Capital Group, Inc. (Class B)  ..             --    40,510,428             --      38,509,250          --              --
Suburban Lodges of America ...............     15,078,400     6,099,725      6,680,579      12,034,500          --       2,551,018
Telephone & Data Systems, Inc. ...........    104,508,750    56,919,636     70,807,836     133,322,406     629,885      (3,646,115)
Tommy Hilfiger Corp.......................     54,110,400    38,382,299      7,604,889      68,124,937          --      (1,608,315)
Ultramar Diamond Shamrock Corp. (a) ......    132,338,671    12,303,736    104,934,966      34,750,125   4,075,705       6,800,077
Xtra Corp. (a) ...........................     59,701,350    13,514,957     78,406,603              --     614,880      (6,280,053)
                                           --------------                              --------------  ------------   ------------
                                           $1,028,594,858                               $1,068,428,743  $7,600,919    $ 73,433,264
                                           ==============                              ==============  ============   ============

------------
(a) Holdings represented less than 5% of outstanding shares at December 31, 1997, although ownership was above 5% for a period of time during the year.

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS
December 31, 1997

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(c)

ALLIANCE MONEY MARKET PORTFOLIO:

                                                                    CLASS IA                                    CLASS IB
                                            -------------------------------------------------------- -----------------------------
                                                                                                                       OCTOBER 2,
                                                             YEAR ENDED DECEMBER 31,                    YEAR ENDED      1996 TO
                                            --------------------------------------------------------   DECEMBER 31,   DECEMBER 31,
                                               1997        1996       1995        1994       1993*         1997          1996
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
Net asset value, beginning of period (a) ..   $10.17      $10.16     $10.14      $10.12     $10.11        $10.16        $10.16
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................     0.54        0.54       0.57        0.41       0.30          0.52          0.11
 Net realized and unrealized gain (loss)
  on investments...........................       --       (0.01)        --          --         --            --          0.01
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 Total from investment operations..........     0.54        0.53       0.57        0.41       0.30          0.52          0.12
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....    (0.53)      (0.52)     (0.55)      (0.39)     (0.29)        (0.51)        (0.02)
 Dividends in excess of net investment
  income...................................       --          --         --          --         --            --         (0.10)
 Distributions from realized gains  .......    (0.00)         --         --          --         --         (0.00)           --
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 Total dividends and distributions  .......    (0.53)      (0.52)     (0.55)      (0.39)     (0.29)        (0.51)        (0.12)
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
Net asset value, end of period.............   $10.18      $10.17     $10.16      $10.14     $10.12        $10.17        $10.16
                                            ========== ==========  ========== ==========  ========== ==============   ============
Total return (d)...........................     5.42%       5.33%      5.74%       4.02%      3.00%         5.16%         1.29%
                                            ========== ==========  ========== ==========  ========== ==============   ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $449,960    $463,422   $386,691    $325,391   $248,460      $123,675       $3,184
Ratio of expenses to average net assets ...     0.39%       0.43%      0.44%       0.42%      0.42%         0.63%         0.67% (b)
Ratio of net investment income to average
 net assets................................     5.28%       5.17%      5.53%       4.01%      2.91%         5.02%         4.94% (b)

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(e):

                                                                   CLASS IA                           CLASS IB
                                            ----------------------------------------------------- --------------
                                                                                                    MAY 1, 1997
                                                           YEAR ENDED DECEMBER 31,                       TO
                                            -----------------------------------------------------   DECEMBER 31,
                                               1997       1996       1995      1994       1993*         1997
                                            ---------- ---------  --------- ---------  ---------- --------------
Net asset value, beginning of period (a) ..   $ 9.29     $ 9.47     $ 8.87    $10.08     $10.53        $ 9.27
                                            ---------- ---------  --------- ---------  ---------- --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................     0.53       0.54       0.58      0.65       0.59          0.32
 Net realized and unrealized gain (loss)
  on investments...........................     0.13      (0.19)      0.57     (1.08)      0.51          0.22
                                            ---------- ---------  --------- ---------  ---------- --------------
 Total from investment operations..........     0.66       0.35       1.15     (0.43)      1.10          0.54
                                            ---------- ---------  --------- ---------  ---------- --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....    (0.51)     (0.53)     (0.55)    (0.78)     (0.68)        (0.38)
 Distributions from realized gains ........       --         --         --        --      (0.87)           --
                                            ---------- ---------  --------- ---------  ---------- --------------
 Total dividends and distributions ........    (0.51)     (0.53)     (0.55)    (0.78)     (1.55)        (0.38)
                                            ---------- ---------  --------- ---------  ---------- --------------
Net asset value, end of period.............   $ 9.44     $ 9.29     $ 9.47    $ 8.87     $10.08        $ 9.43
                                            ========== =========  ========= =========  ========== ==============
Total return (d)...........................     7.29%      3.78%     13.33%    (4.37)%    10.58%         5.83%
                                            ========== =========  ========= =========  ========== ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $115,114    $88,384   $71,780    $48,518   $158,511       $5,052
Ratio of expenses to average net assets ...     0.55%      0.56%      0.57%     0.56%      0.53%         0.81%(b)
Ratio of net investment income to average
 net assets................................     5.61%      5.73%      6.15%     6.75%      5.43%         5.15%(b)
Portfolio turnover rate....................      285%       318%       255%      133%       254%          285%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE QUALITY BOND PORTFOLIO:

                                                                                     CLASS IA
                                                                   ---------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,             OCTOBER 1, 1993
                                                                   ---------------------------------------------         TO
                                                                      1997        1996       1995        1994    DECEMBER 31, 1993
                                                                   ---------- ----------  ---------- ----------  -----------------
Net asset value, beginning of period (a)..........................   $ 9.49      $ 9.61     $ 8.72      $ 9.82        $  10.00
                                                                   ---------- ----------  ---------- ----------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............................................     0.60        0.57       0.57        0.66            0.11
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...................................     0.24       (0.07)      0.88       (1.16)          (0.16)
                                                                   ---------- ----------  ---------- ----------  -----------------
 Total from investment operations.................................     0.84        0.50       1.45       (0.50)          (0.05)
                                                                   ---------- ----------  ---------- ----------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income.............................    (0.59)      (0.60)     (0.56)      (0.55)          (0.12)
 Dividends in excess of net investment income.....................       --       (0.02)        --          --              --
 Distributions in excess of realized gains........................       --          --         --          --           (0.01)
 Tax return of capital distributions..............................       --          --         --       (0.05)             --
                                                                   ---------- ----------  ---------- ----------  -----------------
 Total dividends and distributions................................    (0.59)      (0.62)     (0.56)      (0.60)          (0.13)
                                                                   ---------- ----------  ---------- ----------  -----------------
Net asset value, end of period....................................   $ 9.74      $ 9.49     $ 9.61      $ 8.72        $   9.82
                                                                   ========== ==========  ========== ==========  =================
Total return (d)..................................................     9.14%       5.36%     17.02%      (5.10)%         (0.51)%
                                                                   ========== ==========  ========== ==========  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).................................  $203,233    $155,023   $157,443    $127,575       $104,832
Ratio of expenses to average net assets...........................     0.57%       0.59%      0.59%       0.59%           0.69%(b)
Ratio of net investment income to average net assets .............     6.19%       6.06%      6.13%       7.17%           4.62%(b)
Portfolio turnover rate...........................................      374%        431%       411%        222%             77%

ALLIANCE HIGH YIELD PORTFOLIO:

                                                                   CLASS IA                                   CLASS IB
                                            ------------------------------------------------------ -----------------------------
                                                                                                                    OCTOBER 2,
                                                            YEAR ENDED DECEMBER 31,                   YEAR ENDED      1996 TO
                                            ------------------------------------------------------   DECEMBER 31,  DECEMBER 31,
                                               1997        1996       1995       1994      1993*         1997          1996
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
Net asset value, beginning of period (a)  .   $10.02      $ 9.64     $ 8.91     $10.08     $ 9.15       $10.01        $10.25
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................     1.04        1.02       0.98       0.89       0.94         1.05          0.19
 Net realized and unrealized gain (loss)
  on investments ..........................     0.75        1.07       0.73      (1.17)      1.10         0.71          0.15
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 Total from investment operations..........     1.79        2.09       1.71      (0.28)      2.04         1.76          0.34
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....    (0.97)      (0.98)     (0.94)     (0.88)     (0.92)       (0.95)        (0.03)
 Dividends in excess of net investment
  income...................................       --       (0.03)     (0.04)     (0.01)        --           --         (0.25)
 Distributions from realized gains ........    (0.43)      (0.70)        --         --      (0.19)       (0.43)        (0.01)
 Distributions in excess of realized
  gains....................................       --          --         --         --         --           --         (0.29)
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 Total dividends and distributions ........    (1.40)      (1.71)     (0.98)     (0.89)     (1.11)       (1.38)        (0.58)
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
Net asset value, end of period.............   $10.41      $10.02     $ 9.64     $ 8.91     $10.08       $10.39        $10.01
                                            ========== ==========  ========== =========  ========= ============== ==============
Total return (d)...........................    18.48%      22.89%     19.92%     (2.79)%    23.15%       18.19%         3.32%
                                            ========== ==========  ========== =========  ========= ============== ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $355,473    $199,360   $118,129    $73,895   $67,169      $66,338        $  685
Ratio of expenses to average net assets  ..     0.62%       0.59%      0.60%      0.61%      0.63%        0.88%         0.82%(b)
Ratio of net investment income to average
 net assets................................     9.82%       9.93%     10.34%      9.23%      9.52%        9.76%         8.71%(b)
Portfolio turnover rate ...................[PAGE 88]   390%   485%      350%       248%       280%         390%          485%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE GROWTH AND INCOME PORTFOLIO:

                                                                           CLASS IA                                CLASS IB
                                                -------------------------------------------------------------  -----------------
                                                          YEAR ENDED DECEMBER 31,            OCTOBER 1, 1993      MAY 1, 1997
                                                ------------------------------------------         TO                TO
                                                   1997        1996       1995      1994    DECEMBER 31, 1993  DECEMBER 31, 1997
                                                ---------- ----------  --------- ---------  -----------------  -----------------
Net asset value, beginning of period (a).......  $  13.01    $  11.70   $  9.70    $  9.95        $10.00            $    13.42
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.........................      0.15        0.24      0.33       0.31          0.03                  0.05
 Net realized and unrealized gain (loss) on
  investments..................................      3.30        2.05      1.97      (0.36)        (0.06)                 2.91
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 Total from investment operations..............      3.45        2.29      2.30      (0.05)        (0.03)                 2.96
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income..........     (0.15)      (0.23)    (0.30)     (0.20)        (0.02)                (0.09)
 Dividends in excess of net investment income .        --          --        --         --         (0.00)                   --
 Distributions from realized gains.............     (0.93)      (0.75)       --         --            --                 (0.93)
 Tax return of capital distributions...........        --          --        --         --         (0.00)                   --
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 Total dividends and distributions.............     (1.08)      (0.98)    (0.30)     (0.20)        (0.02)                (1.02)
                                                ---------- ----------  --------- ---------  -----------------    ---------------
Net asset value, end of period.................  $  15.38    $  13.01   $ 11.70    $  9.70        $ 9.95            $    15.36
                                                ========== ==========  ========= =========  =================    ===============
Total return (d)...............................     26.90%      20.09%    24.07%     (0.58)%       (0.25)%               22.41%
                                                ========== ==========  ========= =========  =================    ===============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..............  $555,059    $232,080   $98,053    $31,522        $1,456               $32,697
Ratio of expenses to average net assets .......      0.58%       0.58%     0.60%      0.78%         2.70%(b)              0.83%(b)
Ratio of net investment income to average
 net assets ...................................      0.99%       1.94%     3.11%      3.13%         1.12%(b)              0.43%(b)
Portfolio turnover rate .......................        79%         88%       65%        52%           48%                   79%
Average commission rate paid (f)...............  $ 0.0586    $ 0.0604        --         --            --               $0.0586

ALLIANCE EQUITY INDEX PORTFOLIO:

                                                                                 CLASS IA                            CLASS IB
                                                           ---------------------------------------------------- -----------------
                                                                YEAR ENDED DECEMBER 31,         MARCH 1, 1994      MAY 1, 1997
                                                           ----------------------------------        TO                 TO
                                                              1997        1996       1995     DECEMBER 31, 1994 DECEMBER 31, 1997
                                                           ---------- ----------  ---------- -----------------  -----------------
Net asset value, beginning of period (a) .................  $  15.16    $  13.13   $   9.87        $ 10.00           $ 16.35
                                                           ---------- ----------  ---------- -----------------  -----------------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................      0.26        0.27       0.26           0.20              0.14
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ......................      4.64        2.65       3.32          (0.09)             3.48
                                                           ---------- ----------  ---------- -----------------  -----------------

 Total from investment operations.........................      4.90        2.92       3.58           0.11              3.62
                                                           ---------- ----------  ---------- -----------------  -----------------

 LESS DISTRIBUTIONS:
 Dividends from net investment income.....................     (0.25)      (0.25)     (0.22)         (0.20)            (0.17)
 Distributions from realized gains........................     (0.07)      (0.64)     (0.09)         (0.03)            (0.07)
 Distributions in excess of realized gains................        --          --      (0.01)         (0.01)               --
                                                           ---------- ----------  ---------- -----------------  -----------------

 Total dividends and distributions........................     (0.32)      (0.89)     (0.32)         (0.24)            (0.24)
                                                           ---------- ----------  ---------- -----------------  -----------------

Net asset value, end of period............................  $  19.74    $  15.16   $  13.13        $  9.87           $ 19.73
                                                           ========== ==========  ========== =================  =================

Total return (d)..........................................     32.58%      22.39%     36.48%          1.08%            22.28%
                                                           ========== ==========  ========== =================  =================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).........................  $943,631    $386,249   $165,785        $36,748           $   110
Ratio of expenses to average net assets...................      0.37%       0.39%      0.48%          0.49%(b)          0.62%(b)
Ratio of net investment income to average net assets .....      1.46%       1.91%      2.16%          2.42%(b)          1.10%(b)
Portfolio turnover rate...................................         3%         15%         9%             7%                3%
Average commission rate paid (f)..........................  $ 0.0309    $ 0.0306         --             --           $0.0309

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE COMMON STOCK PORTFOLIO:

                                                                        CLASS IA
                                           ------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------
                                               1997          1996         1995          1994         1993*
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, beginning of period (a) .  $    18.23    $    16.48   $    13.36    $    14.65   $    13.49
                                           ------------ ------------  ------------ ------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................        0.14          0.15         0.20          0.20         0.23
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................        5.12          3.73         4.12         (0.51)        3.10
                                           ------------ ------------  ------------ ------------  ------------
 Total from investment operations ........        5.26          3.88         4.32         (0.31)        3.33
                                           ------------ ------------  ------------ ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....       (0.11)        (0.15)       (0.20)        (0.19)       (0.23)
 Dividends in excess of net investment
  income..................................          --            --        (0.02)        (0.01)       (0.00)
 Distributions from realized gains .......       (1.77)        (1.76)       (0.95)        (0.77)       (1.94)
 Distributions in excess of realized
  gains...................................          --         (0.22)       (0.03)           --           --
 Tax return of capital distributions .....          --            --           --         (0.01)          --
                                           ------------ ------------  ------------ ------------  ------------
 Total dividends and distributions .......       (1.88)        (2.13)       (1.20)        (0.98)       (2.17)
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, end of period............  $    21.61    $    18.23   $    16.48    $    13.36   $    14.65
                                           ============ ============  ============ ============  ============
Total return (d)..........................       29.40%        24.28%       32.45%        (2.14)%      24.84%
                                           ============ ============  ============ ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $9,331,994    $6,625,390   $4,879,677    $3,466,245   $3,125,128
Ratio of expenses to average net assets ..        0.39%         0.38%        0.38%         0.38%        0.38%
Ratio of net investment income to average
 net assets...............................        0.69%         0.85%        1.27%         1.40 %       1.55%
Portfolio turnover rate...................          52%           55%          61%           52%          82%
Average commission rate paid (f)..........  $   0.0579    $   0.0565           --            --           --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                      CLASS IB
                                           ----------------------------
                                                            OCTOBER 2,
                                              YEAR ENDED      1996 TO
                                             DECEMBER 31,  DECEMBER 31,
                                                 1997          1996
                                           --------------  ------------
Net asset value, beginning of period (a) .     $  18.22       $ 17.90
                                           --------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.10          0.02
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................         5.11          1.52
                                           --------------  ------------
 Total from investment operations ........         5.21          1.54
                                           --------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....        (0.08)        (0.00)
 Dividends in excess of net investment
  income..................................           --         (0.03)
 Distributions from realized gains .......        (1.77)        (0.16)
 Distributions in excess of realized
  gains...................................           --         (1.03)
 Tax return of capital distributions .....           --            --
                                           --------------  ------------
 Total dividends and distributions .......        (1.85)        (1.22)
                                           --------------  ------------
Net asset value, end of period............     $  21.58       $ 18.22
                                           ==============  ============
Total return (d)..........................        29.07%         8.49%
                                           ==============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........     $228,780       $ 1,244
Ratio of expenses to average net assets ..         0.64%         0.63%(b)
Ratio of net investment income to average
 net assets...............................         0.46%         0.61%(b)
Portfolio turnover rate...................           52%           55%
Average commission rate paid (f)..........     $ 0.0579       $0.0565

ALLIANCE GLOBAL PORTFOLIO:

                                                                    CLASS IA                                    CLASS IB
                                           ---------------------------------------------------------- ----------------------------
                                                                                                                       OCTOBER 2,
                                                             YEAR ENDED DECEMBER 31,                     YEAR ENDED     1996 TO
                                           ----------------------------------------------------------   DECEMBER 31,  DECEMBER 31,
                                               1997         1996       1995        1994       1993*         1997         1996
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
Net asset value, beginning of period (a) .     16.92       $15.74     $13.87      $13.62     $11.41        $16.91       $ 16.57
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................      0.17         0.21       0.26        0.20       0.08          0.12          0.02
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................      1.75         2.05       2.32        0.52       3.58          1.76          0.81
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 Total from investment operations ........      1.92         2.26       2.58        0.72       3.66          1.88          0.83
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....     (0.36)       (0.21)     (0.25)      (0.17)     (0.15)        (0.33)           --
 Dividends in excess of net investment
  income..................................        --        (0.08)        --          --         --            --         (0.11)
 Distributions from realized gains .......     (1.19)       (0.79)     (0.42)      (0.28)     (1.30)        (1.19)        (0.10)
 Distributions in excess of realized
  gains...................................        --           --      (0.03)      (0.00)     (0.00)           --         (0.28)
 Tax return of capital distributions .....        --        (0.00)     (0.01)      (0.02)        --            --         (0.00)
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 Total dividends and distributions .......     (1.55)       (1.08)     (0.71)      (0.47)     (1.45)        (1.52)        (0.49)
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
Net asset value, end of period............  $  17.29     $  16.92   $  15.74    $  13.87   $  13.62      $ 17.27       $ 16.91
                                           ============ ==========  ========== ==========  ========== ============== =============
Total return (d)..........................     11.66%       14.60%     18.81%       5.23 %    32.09%       11.38%         4.98%
                                           ============ ==========  ========== ==========  ========== ============== =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $1,203,867    $997,041   $686,140    $421,698   $141,257      $21,520       $   290
Ratio of expenses to average net assets ..        0.69%       0.60%      0.61%       0.69%      0.84%        0.97%         0.86%(b)
Ratio of net investment income to average
 net assets...............................        0.97%       1.28%      1.76%       1.41 %     0.62%        0.67%         0.48%(b)
Portfolio turnover rate...................          57%         59%        67%         71%       150%          57%           59%
Average commission rate paid (f)..........  $   0.0412    $ 0.0418         --          --         --      $0.0412       $0.0418

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE INTERNATIONAL PORTFOLIO:

                                                                                   CLASS IA                      CLASS IB
                                                                  ----------------------------------------- -----------------
                                                                  YEAR ENDED DECEMBER 31,   APRIL 3, 1995      MAY 1, 1997
                                                                  -----------------------         TO               TO
                                                                      1997        1996    DECEMBER 31, 1995 DECEMBER 31, 1997
                                                                   ---------- ----------  ----------------- -----------------
Net asset value, beginning of period (a) .........................   $11.50      $10.87         $10.00            $11.39
                                                                   ---------- ----------  ----------------- -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............................................     0.10        0.13           0.14              0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................    (0.45)       0.94           0.98             (0.31)
                                                                   ---------- ----------  ----------------- -----------------
 Total from investment operations.................................    (0.35)       1.07           1.12             (0.29)
                                                                   ---------- ----------  ----------------- -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income.............................    (0.32)      (0.10)         (0.07)            (0.28)
 Dividends in excess of net investment income.....................       --       (0.09)         (0.13)               --
 Distributions from realized gains................................    (0.56)      (0.25)         (0.05)            (0.56)
                                                                   ---------- ----------  ----------------- -----------------
 Total dividends and distributions................................    (0.88)      (0.44)         (0.25)            (0.84)
                                                                   ---------- ----------  ----------------- -----------------
Net asset value, end of period....................................   $10.27      $11.50         $10.87            $10.26
                                                                   ========== ==========  ================= =================
Total return (d)..................................................    (2.98)%      9.82%         11.29%            (2.54)%
                                                                   ========== ==========  ================= =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).................................  $190,611    $151,907       $28,684             $3,286
Ratio of expenses to average net assets...........................     1.08%       1.06%          1.03%(b)          1.38%(b)
Ratio of net investment income to average net assets .............     0.83%       1.10%          1.71%(b)          0.20%(b)
Portfolio turnover rate...........................................       59%         48%            56%               59%
Average commission rate paid (f)..................................   $0.0294    $0.0251           --              $0.0294

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:

                                                                       CLASS IA
                                          ------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                              1997          1996         1995          1994         1993*
                                          ------------ ------------  ------------ ------------  ------------
Net asset value, beginning of period
 (a).....................................    $35.85        $35.68       $30.63        $31.89       $29.81
                                          ------------ ------------  ------------ ------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................      0.04          0.09         0.10          0.04         0.09
 Net realized and unrealized gain (loss)
  on investments.........................      3.71          7.52         9.54         (1.26)        4.91
                                          ------------ ------------  ------------ ------------  ------------
 Total from investment operations .......      3.75          7.61         9.64         (1.22)        5.00
                                          ------------ ------------  ------------ ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...     (0.05)        (0.09)       (0.10)        (0.04)       (0.09)
 Dividends in excess of net investment
  income.................................        --         (0.00)          --            --           --
 Distributions from realized gains ......     (3.33)        (7.33)       (4.49)           --        (2.75)
 Distributions in excess of realized
  gains..................................        --         (0.02)          --            --        (0.07)
 Tax return of capital distributions ....        --            --           --         (0.00)       (0.01)
                                          ------------ ------------  ------------ ------------  ------------
 Total dividends and distributions ......     (3.38)        (7.44)       (4.59)        (0.04)       (2.92)
                                          ------------ ------------  ------------ ------------  ------------
Net asset value, end of period...........    $36.22        $35.85       $35.68        $30.63       $31.89
                                          ============ ============  ============ ============  ============
Total return (d).........................     10.94%        22.20%       31.63%        (3.81)%      16.77%
                                          ============ ============  ============ ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......  $4,589,771    $3,865,256   $2,700,515    $1,832,164   $1,557,332
Ratio of expenses to average net assets .      0.54%         0.48%        0.49%         0.49%        0.49%
Ratio of net investment income (loss) to
 average net assets......................      0.11%         0.24%        0.28%         0.12 %       0.28%
Portfolio turnover rate..................       123%          108%         127%           92%          89%
Average commission rate paid (f) ........    $0.0571      $0.0263              --           --            --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                       CLASS IB
                                           ----------------------------
                                                             OCTOBER 2,
                                              YEAR ENDED       1996 TO
                                             DECEMBER 31,   DECEMBER 31,
                                                 1997           1996
                                           -------------- -------------
Net asset value, beginning of period
 (a).....................................       $35.83       $37.28
                                           -------------- -------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................        (0.11)       (0.01)
 Net realized and unrealized gain (loss)
  on investments.........................         3.77         0.85
                                           -------------- -------------
 Total from investment operations .......         3.66         0.84
                                           -------------- -------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...        (0.03)          --
 Dividends in excess of net investment
  income.................................           --        (0.02)
 Distributions from realized gains ......        (3.33)       (0.23)
 Distributions in excess of realized
  gains..................................           --        (2.04)
 Tax return of capital distributions ....           --           --
                                           -------------- -------------
 Total dividends and distributions ......        (3.36)       (2.29)
                                           -------------- -------------
Net asset value, end of period...........       $36.13       $35.83
                                           ============== =============
Total return (d).........................        10.66%        2.32%
                                           ============== =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......      $73,486      $   613
Ratio of expenses to average net assets .         0.81%        0.73% (b)
Ratio of net investment income (loss) to
 average net assets......................        (0.28)%      (0.10)%(b)
Portfolio turnover rate..................          123%         108%
Average commission rate paid (f) ........      $0.0571      $0.0263

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE SMALL CAP GROWTH PORTFOLIO:

                                                                 CLASS IA          CLASS IB
                                                            ----------------- -----------------
                                                               MAY 1, 1997        MAY 1, 1997
                                                                    TO                TO
                                                            DECEMBER 31, 1997  DECEMBER 31, 1997
                                                            ----------------- -----------------
Net asset value, beginning of period (a) ..................       $10.00            $10.00
                                                            ----------------- -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................         0.01             (0.01)
 Net realized and unrealized gain on investments  .........         2.65              2.65
                                                            ----------------- -----------------
 Total from investment operations..........................         2.66              2.64
                                                            ----------------- -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income......................        (0.01)            (0.00)
 Distributions from realized gains.........................        (0.30)            (0.30)
                                                            ----------------- -----------------
 Total dividends and distributions.........................        (0.31)            (0.30)
                                                            ----------------- -----------------
Net asset value, end of period.............................       $12.35            $12.34
                                                            ================= =================
Total return (d)...........................................        26.74%            26.57%
                                                            ================= =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........................       $94,676           $46,324
Ratio of expenses to average net assets....................         0.95%(b)          1.15% (b)
Ratio of net investment income (loss) to average net
 assets....................................................         0.10%(b)         (0.12)%(b)
Portfolio turnover rate....................................           96%               96%
Average commission rate paid...............................      $0.0488            $0.0488

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:

                                                                              CLASS IA                              CLASS IB
                                                      -------------------------------------------------------- -----------------
                                                                       YEAR ENDED DECEMBER 31,                    MAY 1, 1997
                                                      --------------------------------------------------------       TO
                                                         1997        1996       1995        1994       1993*   DECEMBER 31, 1997
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
Net asset value, beginning of period (a).............   $11.29      $11.52     $10.15      $11.12     $10.94         $11.29
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...............................     0.49        0.50       0.60        0.55       0.52           0.31
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions  ....     0.97        0.07       1.43       (1.00)      0.65           1.01
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 Total from investment operations....................     1.46        0.57       2.03       (0.45)      1.17           1.32
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income................    (0.49)      (0.51)     (0.59)      (0.52)     (0.50)         (0.36)
 Dividends in excess of net investment income .......       --          --         --          --      (0.00)            --
 Distributions from realized gains...................    (0.37)      (0.27)     (0.07)         --      (0.49)         (0.37)
 Distributions in excess of realized gains ..........       --       (0.02)        --          --         --             --
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 Total dividends and distributions...................    (0.86)      (0.80)     (0.66)      (0.52)     (0.99)         (0.73)
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
Net asset value, end of period.......................   $11.89      $11.29     $11.52      $10.15     $11.12         $11.88
                                                      ========== ==========  ========== ==========  ========== =================
Total return (d).....................................    13.25%       5.21%     20.40%      (4.10)%    10.76%         11.84%
                                                      ========== ==========  ========== ==========  ========== =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)....................  $307,847    $282,402   $252,101    $173,691   $114,418        $5,694
Ratio of expenses to average net assets..............     0.57%       0.61%      0.59%       0.59%      0.60%          0.80%(b)
Ratio of net investment income to average net
 assets..............................................     4.17%       4.48%      5.48%       5.22%      4.49%          3.82%(b)
Portfolio turnover rate..............................      206%        181%       287%        228%       178%           206%
Average commission rate paid (f).....................   $0.0413    $0.0488       --          --         --           $0.0413

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE BALANCED PORTFOLIO:

                                                                        CLASS IA
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------
                                               1997          1996         1995          1994         1993*
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, beginning of period (a) .    $16.64        $16.76       $14.87        $16.67     $    16.19
                                           ------------ ------------  ------------ ------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................      0.58          0.53         0.54          0.45           0.50
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................      1.86          1.31         2.36         (1.78)          1.46
                                           ------------ ------------  ------------ ------------  ------------
 Total from investment operations ........      2.44          1.84         2.90         (1.33)          1.96
                                           ------------ ------------  ------------ ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....     (0.59)        (0.53)       (0.54)        (0.44)         (0.50)
 Dividends in excess of net investment
  income..................................        --            --           --         (0.03)            --
 Distributions from realized gains .......     (0.91)        (1.40)       (0.47)           --          (0.95)
 Distributions in excess of realized
  gains...................................        --         (0.03)          --            --          (0.03)
 Tax return of capital distributions .....        --            --           --         (0.00)            --
                                           ------------ ------------  ------------ ------------  ------------
 Total dividends and distributions .......     (1.50)        (1.96)       (1.01)        (0.47)         (1.48)
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, end of period............    $17.58        $16.64       $16.76        $14.87     $    16.67
                                           ============ ============  ============ ============  ============
Total return (d)..........................     15.06%        11.68%       19.75%        (8.02)%        12.28%
                                           ============ ============  ============ ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $1,724,089    $1,637,856   $1,523,142    $1,329,820   $1,364,640
Ratio of expenses to average net assets ..      0.45%         0.41%        0.40%         0.39%          0.39%
Ratio of net investment income to average
 net assets...............................      3.30%         3.15%        3.33%         2.87%          2.99%
Portfolio turnover rate...................       146%          177%         186%          115%            99%
Average commission rate paid (f)..........    $0.0409      $0.0516           --            --             --

ALLIANCE GROWTH INVESTORS PORTFOLIO:

                                                                      CLASS IA
                                           ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                               1997          1996        1995        1994       1993*
                                           ------------ ------------  ---------- ----------  ----------
Net asset value, beginning of period (a) .    $17.20        $17.68      $14.66      $15.61    $  14.69
                                           ------------ ------------  ---------- ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................      0.41          0.40        0.57        0.50        0.43
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................      2.43          1.66        3.24       (0.98)       1.79
                                           ------------ ------------  ---------- ----------  ----------
 Total from investment operations ........      2.84          2.06        3.81       (0.48)       2.22
                                           ------------ ------------  ---------- ----------  ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....     (0.46)        (0.40)      (0.54)      (0.46)      (0.42)
 Dividends in excess of net investment
  income..................................        --         (0.03)      (0.01)      (0.01)         --
 Distributions from realized gains .......     (1.03)        (2.10)      (0.24)         --       (0.88)
 Distributions in excess of realized
  gains...................................        --         (0.01)         --          --          --
                                           ------------ ------------  ---------- ----------  ----------
 Total dividends and distributions .......     (1.49)        (2.54)      (0.79)      (0.47)      (1.30)
                                           ------------ ------------  ---------- ----------  ----------
Net asset value, end of period............    $18.55        $17.20      $17.68      $14.66    $  15.61
                                           ============ ============  ========== ==========  ==========
Total return (d)..........................     16.87%        12.61%      26.37%      (3.15)%     15.26%
                                           ============ ============  ========== ==========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $1,630,389    $1,301,643   $896,134    $492,478   $278,467
Ratio of expenses to average net assets ..     0.57%         0.57%       0.56%       0.59%        0.62%
Ratio of net investment income to average
 net assets...............................     2.18%         2.31%       3.43%       3.32%        2.71%
Portfolio turnover rate...................      121%          190%        107%        131%         118%
Average commission rate paid (f)..........    $0.0460      $0.0495         --          --           --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                        CLASS IB
                                            ------------------------------
                                                             OCTOBER 2,
                                              YEAR ENDED       1996 TO
                                             DECEMBER 31,    DECEMBER 31,
                                                 1997           1996
                                            --------------  --------------
Net asset value, beginning of period (a) .      $ 17.19         $ 16.78
                                            --------------  --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.36            0.07
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................         2.43            0.71
                                            --------------  --------------
 Total from investment operations ........         2.79            0.78
                                            --------------  --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....        (0.43)          (0.02)
 Dividends in excess of net investment
  income..................................           --           (0.09)
 Distributions from realized gains .......        (1.03)          (0.02)
 Distributions in excess of realized
  gains...................................           --           (0.24)
                                            --------------  --------------
 Total dividends and distributions .......        (1.46)          (0.37)
                                            --------------  --------------
Net asset value, end of period............      $ 18.52         $ 17.19
                                            ==============  ==============
Total return (d)..........................        16.58%           4.64%
                                            ==============  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........      $35,730           $ 472
Ratio of expenses to average net assets ..         0.82%           0.84%(b)
Ratio of net investment income to average
 net assets...............................         1.88%           1.69%(b)
Portfolio turnover rate...................          121%            190%
Average commission rate paid (f)..........      $0.0460         $0.0495

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Concluded)
December 31, 1997

* Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

(a) Date as of which funds were first allocated to the Portfolios are as follows:

       Class IA:

       Alliance Common Stock Portfolio--June 16, 1975
       Alliance Money Market Portfolio--July 13, 1981
       Alliance Balanced Portfolio--January 27, 1986
       Alliance Aggressive Stock Portfolio--January 27, 1986
       Alliance High Yield Portfolio--January 2, 1987
       Alliance Global Portfolio--August 27, 1987
       Alliance Conservative Investors Portfolio--October 2, 1989
       Alliance Growth Investors Portfolio--October 2, 1989
       Alliance Intermediate Government Securities Portfolio--April 1, 1991 Alliance Quality Bond Portfolio--October 1, 1993
       Alliance Growth and Income Portfolio--October 1, 1993
       Alliance Equity Index Portfolio--March 1, 1994
       Alliance International Portfolio--April 3, 1995
       Alliance Small Cap Growth--May 1, 1997

       Class IB:

       Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, Alliance Aggressive Stock and Alliance Growth Investors Portfolios--October 2, 1996.
       Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance Equity Index, Alliance International, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios--May 1, 1997.

(b)    Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(e) On February 22, 1994, shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.

(f) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose its average commission rate paid per share for equity security trades on which commissions are charged.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The Hudson River Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Growth and Income Portfolio, Alliance Equity Index Portfolio, Alliance Common Stock Portfolio, Alliance Global Portfolio, Alliance International Portfolio, Alliance Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio, Alliance Conservative Investors Portfolio, Alliance Balanced Portfolio and Alliance Growth Investors Portfolio (constituting the fourteen portfolios of The Hudson River Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 9, 1998

--------------------------------------------------------------------------------
THE EQ ADVISORS TRUST
--------------------------------------------------------------------------------

Annual Report
December 31, 1997

--------------------------------------------------------------------------------
EQ ADVISORS TRUST
--------------------------------------------------------------------------------

NOTES ON PERFORMANCE

Performance of the EQ Advisors Trust portfolios as shown on the following pages also contain comparative benchmarks, including both unmanaged and managed indices and universes of managed portfolios. Each of the portfolios' unannualized net rates of return are net of investment management fees, and expenses of each of the portfolios of the EQ Advisors Trust. These rates are not representative of the actual return you would receive under an Equitable variable life insurance policy or annuity contract. No policyowner or contractholder can invest directly in the EQ Advisors Trust portfolios. Changes in policy values depend not only on the investment performance of the EQAdvisors Trust portfolios, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. The performance shown is for the period since inception through December 31, 1997 and is unannualized.

Each of the EQ Advisors Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is no indication of future results.

THE BENCHMARKS

Market indices, which are unmanaged, are not subject to fees and expenses typically associated with managed investment company portfolios, and investments cannot be made in an index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

(1) The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The Index reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 2000 Index ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestment of dividends. It is compiled by the Frank Russell Company.

(3) The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

(4) The Morgan Stanley Capital International Emerging Markets Free Price Return Index ("MSCI Emerging Markets Free") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (@50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, SriLanka, Taiwan (@50%), Thailand, Turkey, Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The average size of the emerging market companies within this index is US$800 million.

(5) Lehman Government/Corporate Bond Index ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market. The "blended" performance numbers (e.g. 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

--------------------------------------------------------------------------------
EQ ADVISORS TRUST
--------------------------------------------------------------------------------

(6) The Lipper Averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based charges or 12b-1 distribution fees. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

GROWTH OF A $10,000 INVESTMENT

The charts shown on the following pages illustrate the total value of an assumed investment in Class 1B shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown through December 31, 1997. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the portfolios. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

--------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

During 1997, the S&P 500 rose 31.01%. The stellar performance is attributable to the continuation of robust economic growth coupled with low inflation. Most of the market's gain was achieved in the first several months of the year. In early October, the uninterrupted climb in the major indices came to an abrupt halt as investors took notice of the economic dislocations taking place in the Asian Tiger economies. In one day, the S&P 500 suffered more than a 7% correction as investors concluded that the problems in Asia would have a decidedly depressing impact on the U.S. economy and U.S. corporate profits. Although the market eventually recouped these losses, volatility characterized daily trading as investors attempted to reconcile continued reports of potentially inflationary U.S. economic data with the dampening effect on the U.S. economy of the "Asian Contagion".

Recent activity in the stock market has led to an even wider desparity in "value" versus "growth" stock valuations. We believe that the underperformance in groups such as paper and forest products and capital goods- technology is over. In fact, the currency devaluations in Asia could have a positive impact on these industries longer- term as it becomes less likely that new capacity will be added in the foreseeable future. While end demand for paper and technology products is expected to remain healthy, it is the supply side of the equation that typically leads to market imbalances. As such, we continued to add to our positions in International Paper, Louisiana Pacific and other cyclical stocks. Moreover, it is this thought process that dictated new positions in Stone Container Corp., Texas Instruments, and Seagate Technology, Inc.

Looking forward, we understand that investors may continue to favor large-cap growth stocks. However, we remain confident that through our bottom-up approach to stock selection, investors will be rewarded by our commitment to undervalued out-of-favor equities. We continue to invest in equities where company specific events are likely to unleash value and do not invest with a specific forecast of the direction of interest rates or the economy. This strategy has been successful in the past and we are confident that it will continue to lead to healthy performance in the future.

Kevin Rendino, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Capital appreciation and, secondarily, income.

INVESTMENT POLICY
Investment in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................... $49.5 million
Number of Issues .................................... 53

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Eastman Kodak Co. ...................... Photo & Optical
Aetna, Inc. .................................. Insurance
Seagram Co. Ltd. ............................. Beverages
Great Lakes Chemical Corp. ................... Chemicals
Wells Fargo & Co. ................................ Banks
Viacom Inc. (Class B) Printing, Publishing, Broadcasting
Lockheed Martin Corp. ........................ Aerospace
Humana, Inc. ................................. Insurance
U.S. West Media Group ............... Telecommunications
Pharmacia & Upjohn, Inc. ......................... Drugs

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ............................ 75.7%
Foreign Common Stock .............................  2.6%
Short-Term & Other ............................... 21.7%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                              Since Inception
                                                May 1, 1997

Merrill Lynch Basic Value Equity Portfolio ...... 16.99%
(1)S&P 500 ...................................... 22.55%
(6)Lipper Growth & Income Funds Average.......... 21.37%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             MERRILL LYNCH BASIC           S&P 500
                             VALUE EQUITY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,699                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

During 1997, the overall return of the Portfolio was again held down by the laggard performance of foreign equities and bonds relative to their U.S. counterparts. The negative impact of foreign equities was limited by the reduction of investment in that sector during the second half of 1997. The decision to limit representation in Asian markets and to remain underweighted in Japanese equities also reduced the impact of laggard performance of foreign equities. As for foreign bonds, the maintenance of hedges against the European fixed income portions of the portfolio during much of the year improved Portfolio return by limiting the negative impact of a strong U.S. dollar versus the European currencies. U.S. equities continued to be a positive net contributor to overall portfolio returns during 1997. The strong overall returns in the financial services sector, which was the largest single group represented among U.S. equities, offset less favorable performance among select technology, healthcare, and economically sensitive equities.

During the second half of 1997, there was a reduction of foreign equity exposure in favor of increased commitments in cash reserves and U.S. equities and bonds. This shift reflected our concerns over the widening economic problems in Asia, including Japan, South Korea, and Southeast Asia. We significantly reduced the allocation to Japan while maintaining a relatively large commitment to Europe. In the U.S., expectations of further interest rate declines led us to retain the largest concentration of funds in the financial services sector. The average duration of the U.S. bond sector was maintained at the 5.9 year level as of December 31, 1997, while European obligations accounted for the bulk of the weighting in the foreign fixed income sector.

Tom Robinson, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High total investment return.

INVESTMENT POLICY
Primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets .............................. $18.2 million
Number of Issues .................................. 132

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Travelers Group, Inc. ....................... Insurance
Carnival Corp. ........................ Leisure Related
Bank of New York Co., Inc. ...................... Banks
El Paso Natural Gas Co. ................. Utility - Gas
Owens Illinois Inc. ........................ Containers
Arnoldo Mondadori Editore S.p.A.
        ............ Printing, Publishing, Broadcasting
Gucci Group N.V. ................... Apparel & Textiles
Provident Companies Inc. .................... Insurance
Brunswick Corp. ............................. Machinery
Edison International ............... Utility - Electric

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ........................... 30.4%
Foreign Stock ................................... 27.7%
Bonds ........................................... 25.3%
Short-Term & Other .............................. 16.6%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                             Since Inception
                                               May 1, 1997

Merrill Lynch World Strategy Portfolio .......... 4.70%
Composite Market Benchmark* .................... 10.81%
(6)Lipper Global Flexible Portfolio Average ..... 9.56%

*The Composite Market Benchmark is made up of 36% S&P 500, 24% MSCI EAFE, 21% Salomon Brothers U.S. Treasury Bond 1 Year+, 14% Salomon Brothers World Government ex U.S. and 5% U.S. Treasury Bill

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             MERRILL LYNCH WORLD      COMPOSITE MARKET INDEX
                             STRATEGY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                     $10,000
December 31, 1997                 $10,470                     $11,081
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio's performance benefited from the strong performance of its largest sector, technology. Holdings are primarily in software, where the Portfolio owns stock in leading database, design automation, and mainframe software companies such as Cadence Design, BMC Software, Compuware, SAP, and Microsoft. Holdings in leisure stocks, primarily lodging and media companies, also helped performance. The stocks of radio and television broadcasting companies such as Clear Channel and Cox Radio were buoyed by positive advertising trends and continued consolidation within their markets. Drug store and food retailers such as CVS, Rite Aid, and Fred Meyer also contributed to performance because of strong underlying growth and cost cutting opportunities generated by mergers and acquisitions. The market finally recognized the many synergies of the Portfolio's largest position, Cendant, the new company formed by the merger of HFS and CUC International, two leading consumer service companies. The Portfolio's second largest position, Tyco International (a diversified company) contributed favorably as well due to additive acquisitions and strong internal growth.

One area that did not perform as well as expected was healthcare, in particular the stocks of HMO's. Higher than expected expenses more than offset price increases, creating earnings disappointments. Now that these companies have a more realistic view of the cost of doing business and should price their product more realistically, earnings should begin to meet investors' expectations.

Looking ahead, the fundamental outlook for emerging growth stocks remains positive. In 1998, we expect a slowing of economic growth and a continuation of the benign interest rate environment that marked this past year. Emerging growth stocks should generate stronger relative earnings growth than their large cap, multinational counterparts who are typically more exposed to the turmoil in Asia. Robust earnings combined with attractive valuations should help performance. We believe that our strategy of searching out rapidly growing companies, early in their development, and growth stocks at reasonable prices should reward investors in 1998.

John Ballen and Toni Shimura, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $101.8 million
Number of Issues ................................ 210

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Cendant Corp. ................. Professional Services
Tyco International Ltd. ... Diversified-Miscellaneous
Computer Associates Int'l Inc. .......... Electronics
Cisco Systems Inc. ................. Office Equipment
Oracle Corp. ....................... Office Equipment
United Healthcare Corp. ................... Insurance
BMC Software Inc. ....................... Electronics
Compuware Corp. ............... Professional Services
Microsoft, Inc. ......................... Electronics
Cadence Design Systems, Inc. ............ Electronics

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ......................... 92.3%
Foreign Common Stock ........................... 0.3%
Foreign Preferred Stock ........................ 2.0%
Short-Term & Other ............................. 5.4%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                Since Inception
                                                  May 1, 1997

MFS Emerging Growth Companies Portfolio ............ 22.42%
(2)Russell 2000 .................................... 28.68%
(6)Lipper Mid Cap Funds Average..................... 26.03%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             MFS EMERGING GROWTH         RUSSELL 2000
                             COMPANIES
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $12,242                  $12,868
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

Over the past year sector weightings in the Portfolio have shifted. Most notably, the financial services sector has been increased by 6.8%. Within this sector, several stocks contributed positively to the Portfolio's performance during the second half of 1997, most notably PNC Bank, Corestates Financial, and Comerica, Inc. These companies have developed solid competitive positions within their industry, which continues to benefit from an environment of slow to moderate growth, low inflation, and a trend toward consolidation.

The Portfolio has also increased its weighting in the technology sector by approximately 4.6%. While a number of companies within the technology sector dampened the returns of the Portfolio in the latter half of 1997, we view this as a derivative of the Southeast Asian crisis, where uncertain demand and negative currency impact have significantly affected certain stocks. The Portfolio remains cautious on the impact of Southeast Asian developments and as a result there have been a number of changes, with an emphasis toward companies that possess strong secular growth opportunities. Oracle, for example, is one company that has been affected by the "Asian Flu," coupled with a disappointing earnings report in November. We will be monitoring their situation closely.

The Portfolio will continue to seek fundamentally strong companies to add in the year ahead. The Portfolio continues to be based upon our best research within specific industries. The stocks are selected after careful, in-depth fundamental analysis of the earnings outlook of the companies. These companies typically demonstrate: dominant and/or growing market share, quality new/existing products, superior management teams, and strong financial statements. Portfolio sector/industry weightings are a fallout of the "best ideas" stock selection process. However, we revisit weightings regularly to assure agreement within the changing economic landscape.

Portfolio Management Team

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital and future income.

INVESTMENT POLICY
A substantial portion of assets invested in common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $116.8 million
Number of Issues ................................ 111

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Tyco International Ltd. ............... Miscellaneous
Bristol-Myers Squibb Co........................ Drugs
Microsoft, Inc. ......................... Electronics
Colgate Palmolive Co. ............ Soaps & Toiletries
Cendant Corp. ................. Professional Services
Philip Morris Companies, Inc. ............... Tobacco
United Healthcare Corp. ................... Insurance
United Technologies Corp. ................. Aerospace
Gillette Co. ..................... Soaps & Toiletries
Coca Cola Co. ............................. Beverages

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ......................... 93.8%
Foreign Common Stock ........................... 2.5%
Short-Term & Other ............................. 3.7%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

MFS Research Portfolio .................................. 16.07%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Growth Funds Average........................... 21.82%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                                MFS RESEARCH               S&P 500
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,607                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ/PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Through mid-year the Portfolio benefited from its equity holdings in paper and forest products, publishing, airlines, and banks, and from companies that stood to gain from global growth or consolidation.

By the fourth quarter, less-cyclical stocks led the market. Our overweight position in the especially strong utility sector boosted performance as did our holdings in the robust telecommunications sector. Basic materials, capital goods, technology, energy, and railroads declined during the quarter on fears of an Asia-induced economic slowdown.

The U.S. bond market, benefiting from investors' perceptions that the Asian crisis would have a deflationary impact and would lead to lower yields, recorded robust gains during the second quarter. The Portfolio's bond component benefited from overweighting leading corporate and asset-backed sectors. By the third quarter, a conservative duration posture and a bias toward mortgage-backed securities dampened returns during September's bond market rally. Finally, this component underperformed in the fourth quarter due to a slightly defensive duration stance. Overweighting corporate bonds, particularly Yankee bonds, also constrained performance, while overweighting mortgage-backed securities boosted returns somewhat.

Looking ahead, we believe that the U.S. equity market should show modest appreciation in 1998. International equity markets, particularly emerging-markets equity, have sold off sharply in the wake of the Asian crisis. This created value in certain markets, including the U.K. and Mexico, but caused fundamentals to weaken in others, such as in the markets of Hong Kong, Japan, and Brazil. With inflationary pressures easing in our opinion and with U.S. yields continuing to look more attractive on a global basis, our outlook for the U.S. bond market remains optimistic; however, at current yield levels, appreciation opportunities for bonds are not as compelling as for stocks.

Edward Bousa, Kenneth Taubes and Robert Paine, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Balanced investment.

INVESTMENT POLICY
Primarily in a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets .............................. $25.9 million
Number of Issues .................................. 211
Average Years to Maturity (fixed income only) ... 11.77

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Philip Morris Companies, Inc. ................. Tobacco
Exxon Corp. ............................ Oil - Domestic
American Home Products Corp...................... Drugs
Mobil Corp. ............................ Oil - Domestic
Weyerhaeuser Company ............................ Paper
E.I. Dupont DeNemours &Co. .................. Chemicals
Banc One Corp.. ................................. Banks
SBC Communications ................ Utility - Telephone
British Petroleum Co. (ADR) ....... Oil - International
Baxter International, Inc. Hospital Supplies & Services

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ........................... 57.6%
Domestic Preferred Stock ......................... 0.4%
Foreign Common Stock ............................. 3.5%
Bonds ........................................... 32.6%
Short-Term & Other ............................... 5.9%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

EQ/Putnam Balanced Portfolio ............................ 14.38%
(5)60% S&P 500/40% Lehman Gov't/Corp .................... 17.17%
(6)Lipper Balanced Funds Average......................... 15.83%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             EQ/PUTNAM BALANCED         60% S&P 500/40%
                                                        LEHMAN GOV'T/CORP
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,438                  $11,717
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
--------------------------------------------------------------------------------

In the first quarter of 1997, growth stocks, particularly in the technology sector, sold off and the market focus narrowed to large-cap, value-oriented stocks. In the second quarter, U.S. equities soared to record levels with technology and growth-oriented pharmaceutical stocks racing ahead of the market. Value stocks could not keep pace with the select large-cap growth stocks that pushed the S&P 500 up a breathtaking 17.44% for the quarter.

In the third quarter, the Portfolio's position in financial services and energy sectors, plus an underweighting in the lagging consumer growth and health-care sectors, all contributed to outperformance. By year-end, the Portfolio benefited from strong issue selection in the financial, utility, and health-care sectors but was hindered by overweighting the basic industrial, energy, and capital goods sectors. Weak stock selection in the poor-performing technology sector also had a negative impact on performance.

The outlook for large-cap value-oriented portfolios remains favorable. Inflation has remained modest, interest rates are declining, and corporate profit growth is positive. Valuations are still attractive relative to the general market. In addition, the backlash from the ongoing currency and economic upheavals in Asia is creating opportunities for value investors, particularly in the technology area, but also in the predominantly domestic sectors such as utilities, telecommunications, and transportation.

Anthony Kreisel, Portfolio Manager

================================================================================


INVESTMENT OBJECTIVE
Capital growth and, secondarily, current income.

INVESTMENT POLICY
Primarily common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $150.4 million
Number of Issues ................................ 107

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
PNC Bank Corp.................................. Banks
Xerox Corp.......................... Office Equipment
Pharmacia & Upjohn, Inc. ...................... Drugs
Merck & Co., Inc............................... Drugs
IBM Corp............................ Office Equipment
Hewlett Packard Co. ................ Office Equipment
Kimberly Clark Corp............................ Paper
Bristol-Myers Squibb, Co. ..................... Drugs
Intel Corp............................... Electronics
Computer Associates Int., Inc. .......... Electronics

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ......................... 87.7%
Foreign Common Stock ........................... 3.7%
Short-Term & Other ............................. 8.6%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                    Since Inception
                                                     on May 1, 1997

EQ/Putnam Growth & Income Value Portfolio ............... 16.23%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Growth & Income Funds Average ................. 21.37%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                             EQ/PUTNAM GROWTH &            S&P 500
                             INCOME VALUE
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,623                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The trend in international stocks told two vastly different tales. Continental Europe, as measured by the MSCI Europe Index (+23.8% in U.S. dollar terms), experienced strong gains during much of the year amid steady growth, low interest rates, modest inflationary pressures, and corporate restructurings and consolidations. Best performers in 1997 among individual countries were Switzerland (+44.3%), Italy (+35.5%), and Denmark (+34.5%).

It was quite a different story in Asia, of course, where economic turmoil reached crisis proportions as the year progressed. Erupting late summer in Thailand before spreading to Malaysia, Indonesia, and the Philippines, the "Asian flu" worsened during the fourth quarter in Hong Kong, South Korea, and Japan. The troubles pushed markets sharply lower throughout Asia while restraining virtually all other world markets.

For the year as a whole, country allocation, relative to the MSCI EAFE Index, contributed most significantly to the Portfolio's outperformance, although both stock selection and currency hedging were strongly positive. The underweighting of the Portfolio in Japan and Malaysia and the overweighting in the Netherlands, Ireland, Sweden, France, and Switzerland were the largest market positives. In hindsight, our avoidance of Spain and our underweight in Italy were costly country allocation decisions. Excellent stock picking in Japan was the most important element of the Portfolio's stock return in 1997.

Justin Scott, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Capital Appreciation

INVESTMENT POLICY
Primarily a diversified portfolio of equity securities of companies organized under laws of countries other than the United States.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................ $57.7 million
Number of Issues ................................ 104

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Vodafone Group plc ............... Telecommunications
United Bank of Switzerland..................... Banks
Nestle S.A. ................................... Foods
Cie Generale des Eaux ........ Food Services, Lodging
Sony Corp. .......... Household Furniture, Appliances
Elf Acquitaine S.A. ............. Oil - International
Scor ...................................... Insurance
Bayerische Motoren Verek AG .......... Autos & Trucks
B.A.T. Industries plc ....................... Tobacco
Philips Electronics N.V. ....... Electrical Equipment

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Foreign Common Stock ........................... 87.0%
Short-Term & Other ............................. 13.0%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

EQ/Putnam International Equity Portfolio ................ 9.58%
(3)MSCI EAFE ............................................ 2.85%
(6)Lipper International Funds Average ................... 3.76%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            EQ/PUTNAM                     MSCI EAFE
                            INTERNATIONAL EQUITY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $10,958                  $10,285
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Large-cap stocks led the market for most of the year, though mid- and small-cap stocks rallied dramatically in the third quarter. During that period, large-cap multinationals began to reflect some weakening in overseas earnings. By year-end, small-cap indices suffered from a significant pullback in technology stocks.

In early 1997 value-oriented stocks outperformed growth stocks in a continuing trend that began in 1996; growth stocks then rallied as the stable growth earnings environment became evident. As uncertainty surrounding the economic and financial outlook of Southeast Asia increased, investors focused on earnings. In the fourth quarter, both growth and value stocks produced mixed results, though value stocks made up many top-performing sectors.

Overweighting the robust finance and consumer product sectors aided performance as did underweight exposure -- but solid stock selection -- in the lagging energy and basic industry sectors. Stock selection was particularly strong among banks and computer software stocks.

Overweight exposure to the technology sector, which retreated in the fourth quarter, and underweight exposure to utilities, which staged a late-year rally, hindered relative performance. Additionally, stock selection lagged in some cyclical industries.

Looking ahead, our goal is to identify corporations whose earnings growth can sustain the uncertainties of the global economy while benefiting from U.S. economic growth. We continue to overweight technology (though less heavily than previously) with an emphasis on software and PC stocks. We remain overweighted in finance. In consumer products, we are overweighted in retail, lodging, and publishing. We are positioned to take advantage of the more defensive consumer staples sector and we are maintaining a significant exposure to major pharmaceutical companies while reducing our exposure to health services. Finally, we remain underweighted in energy, capital goods, and basic industry due to the less-than-robust global economic outlook for commodity cyclicals.

C. Beth Cotner, Richard England, Manual Weiss Herrero, and David Santos, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth.

INVESTMENT POLICY
Primarily common stocks that the Adviser believes afford the best opportunity for long-term capital growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................ $39.7 million
Number of Issues ................................. 81

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
General Electric Co. .............. Electrical Equipment
Gannett Co. ......... Printing, Publishing, Broadcasting
CVS Corp. ............................. Retail - General
BankAmerica Corp. ................................ Banks
Pfizer, Inc. ..................................... Drugs
Microsoft, Inc. ............................ Electronics
Proctor & Gamble, Co. ............... Soaps & Toiletries
American Express Co. ................ Financial Services
Bristol-Myers Squibb Co. ......................... Drugs
Tyco International, Ltd. ... Diversified - Miscellaneous

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ............................ 95.7%
Foreign Common Stock .............................. 0.4%
Short-Term & Other ................................ 3.9%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

EQ/Putnam Investors Growth Portfolio .................... 24.70%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Growth Funds Average........................... 21.82%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            EQ/PUTNAM INVESTORS            S&P 500
                            GROWTH
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $12,470                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The past year was characterized by tremendous stock market volatility. Equities struggled in the first quarter, particularly in the small-capitalization sector. Then prices rebounded sharply in the second and third quarters. The fourth quarter returned to a pattern of mixed results as weakness in October, culminating with the decline of 554 points for the Dow Jones Industrial Average on October 27, was more than offset by steady gains in November and December.

In this volatile environment, we tried to tune out as much short-term noise as possible by identifing reasonably valued investment opportunities with attractive yields and price-to-earnings ratios, good upside potential, and limited downside risk.

Electric utility and telephone company sectors have performed well recently after a long period of underperformance, as investors have sought the relative safety of equities with higher dividend yields. Strong price appreciation in stocks such as Bell Atlantic, BellSouth, BGE, and Unicom helped the Portfolio's return in the recent months.

The equity market has provided investors with three unprecedented years of prosperity, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near-term upside potential have diminished.

We are mindful of how virtually impossible it is to make accurate market predictions, and we never try to manage the Portfolio based on someone else's market forecasts. However, we do question how long the "delinkage" between the underlying rate of corporate earnings and dividend growth and the more rapid advance of security prices can continue.

Brian Rogers, Portofolio Manager

================================================================================

INVESTMENT OBJECTIVE
Substantial dividend income and also capital appreciation.

INVESTMENT POLICY
Primarily dividend paying common stocks of established companies.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $99.9 million
Number of Issues ................................. 158

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Mellon Bank Corp. .............................. Banks
AT&T Corp......................... Utility - Telephone
Dow Chemical Co. .............. Chemicals - Speciality
Atlantic Ritchfield Co. ............... Oil - Domestic
American Home Products Corp. ................... Drugs
Union Pacific Corp. ........................ Railroads
Alltel Corp. ..................... Utility - Telephone
SBC Communications, Inc. ......... Utility - Telephone
Exxon Corp. ........................... Oil - Domestic
Anheuser-Busch Companies, Inc. ............. Beverages

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock .......................... 89.2%
Foreign Common Stock ............................ 1.9%
Short-Term & Other .............................. 8.9%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

T. Rowe Price Equity Income Portfolio ................... 22.11%
(1)S&P 500 .............................................. 22.55%
(6)Lipper Equity Income Funds Average.................... 21.84%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            T. ROWE PRICE EQUITY           S&P 500
                            INCOME
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $12,211                  $12,255
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

1997 ended on a disappointing note for international equities. The currency crisis which had started in Thailand quickly spread to other Asian stock markets. Japan, a country whose economic health is closely tied to the health of the Pacific region, both in terms of export demand and bank lending, was also affected. Korea, with an over-leveraged corporate sector, was one of the markets most dramatically impacted, requiring intervention by the International Monetary Fund to stabilize the financial markets. After initial sell-offs that developed in sympathy with Asia's troubled markets, the U.S. and Europe recovered nicely.

The outlook remains reasonable for European markets with corporate profits growth likely to be strong supported by good economic growth and further restructuring.We believe that Latin American markets remain attractive given continued commitment to political and economic reform in the region. The relative resilience of these markets in recent months despite the problems in the Pacific has been encouraging.

Prospects for Asia are more uncertain and we remain cautious about the prospects for the region's smaller markets as we believe that their problems are more deep-seated than is generally realised. Similarly, we remain cautious on the Japanese market -- the economic outlook there is poor and the problems of the banking sector remain severe.

While there may be some bounces in markets which have fallen a long way already, we believe it is a time to be particularly selective when looking at stocks traded in Asia. Our strategy is to remain in an underweight and defensive posture in Asia until we have some conviction that the crisis of confidence is past.

Thus, we expect that 1998 performance is likely to be driven by the European and Latin American equity markets, with Asia remaining fragile.

Martin G. Wade, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily common stocks of established non-United States companies.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ................................. $74.6 million
Number of Issues ..................................... 316

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
National Westminster Bank .......................... Banks
Royal Dutch Petroleum Co. ............ Oil - International
Smithkline Beecham, plc ............................ Drugs
Novartis AG ........................................ Drugs
Diageo, plc .................................... Beverages
Reed International, plc Printing, Publishing, Broadcasting
Shell Transport & Trading Co., plc ... Oil - International
Wolters Kluwer N.V. ........ Oil - Supplies & Construction
Glaxo Welcome, plc ................................. Drugs
Roche Holdings AG .................................. Drugs

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Foreign Common Stock ............................... 86.9%
Foreign Preferred Stock ............................. 1.9%
Short-Term & Other ................................. 11.2%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                     Since Inception
                                                       May 1, 1997

T. Rowe Price International Stock Portfolio .............. (1.49)%
(3)MSCI EAFE .............................................. 2.85%
(6)Lipper International Funds Average ..................... 3.76%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                            T. ROWE PRICE                 MSCI EAFE
                            INTERNATIONAL STOCK
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $9,851                   $10,285
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

During the first quarter of 1997, small caps generally lagged their larger-cap counterparts by a sizable margin, with investors clearly preferring the latter group's greater liquidity and perceived earnings stability. This trend began to reverse in May, however, as the market took note of small-caps' compelling valuations and more favorable earnings prospects vs. those of larger caps. Additionally, several blue-chip companies that had previously paced the market's advance issued profit warnings in the latter part of the reporting period. This combination prompted many investors to shift assets toward the small-cap area, including small-cap value stocks.

The Portfolio's financial stocks, which constitute one of the Portfolio's largest sector weightings, were particularly good performers, buoyed in part by a favorable interest-rate environment and ongoing industry-wide consolidation. (It should be stressed that the Portfolio's sector weightings are by-products of a company-by-company stock selection process, and not bets on specific industries.) We found a number of very attractively valued stocks in the insurance area, as well as in the brokerage and banking areas.

At year-end we remain positive on the prospects for small-cap stocks generally, as well as for the Portfolio's holdings in particular. The low-multiple, lesser known stocks targeted by the Portfolio may offer unrecognized value that the market will come to acknowledge - though the timing of such recognition is difficult to predict. Typically, several quarters of improving fundamentals are necessary to fully revive an underfollowed stock.

We believe that the heavy domestic bias of small-cap stocks as well as strong earnings projections for the group may contribute to a positive market reassessment of small companies. Given this backdrop, we remain focused on identifying companies undergoing changes (such as restructurings or new management) that stand to significantly improve longer-term profitability and stock performance.

George Wyper and Kyle F. Frey, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term capital appreciation.

INVESTMENT POLICY
Primarily in a portfolio of equity securities of small capitalization companies (i.e., companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively undervalued.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $120.9 million
Number of Issues ................................... 53

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Allied Products Corp. ....................... Machinery
Commerce Group, Inc. ........................ Insurance
Avondale Industries, Inc. ..... Building & Construction
Fingerhut Cos. Inc. .................... Retail General
Terra Nova Bermuda Holdings Ltd. (Class A) .. Insurance
Delphi Financial Group (Class A) ............ Insurance
American Safety Razor Co. ........... Soap & Toiletries
Standex International Corp. ..... Professional Services
NAC Re Corp. ................................ Insurance
Texas Regional Bancshares, Inc. ................. Banks

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Domestic Common Stock ........................... 86.3%
Foreign Common Stock ............................. 4.1%
Short-Term & Other ............................... 9.6%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                       Since Inception
                                                         May 1, 1997

Warburg Pincus Small Company Value Portfolio .............. 19.15%
(2)Russell 2000 ........................................... 28.68%
(6)Lipper Small Cap Funds Average ......................... 30.28%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                           WARBURG PINCUS SMALL          RUSSELL 2000
                           COMPANY VALUE
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
December 31, 1997                 $11,915                  $12,868
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio's country allocation was marked by an overweighting in Russia, India, Pakistan and Turkey, combined with an underweighting in Asia during 1997. We began easing into Asia in the third and fourth quarters as we felt that both the currency and stock markets had dramatically overshot fair-value benchmarks. Asian markets are down 70% - 85% from their highs and have discounted economic devastation and corporate bankruptcies. While we believe that the near-term economic and earnings outlook for the Asian countries is grim, we feel that the worst has been discounted in the prices of stocks and the currencies. These markets have been tremendously oversold, and in the face of such negative sentiment, any marginally positive news could ignite a huge rally in the region.

We are slightly underweight in Latin America and expect to decrease our exposure even further. The Brazilian Real is perhaps one of the more overvalued currencies in the emerging market universe, and the high real interest rates required to support it in the aftermath of the Asian crisis will prove burdensome both for the corporate sector and for equity market performance. Mexico has performed spectacularly in the past 12 months. As a result, though, many of the Mexican stocks we own no longer offer compelling value, and will likely be trimmed to gain exposure to other investments in Asia.

We continue to view India and South Africa as a source of funds for our increased exposure in Asia. India is well underpinned by both valuations and corporate fundamentals; however, we believe that political uncertainty and slightly higher interest rates will cap some of the upside in the market.

In Europe, Russia has had a big correction after a stellar run. We continue to remain sanguine about its long term prospects but have trimmed our position a bit. Likewise, Turkey experienced tremendous returns over the last year, and remains one of the last markets that have yet to conquer inflation. Positive news on this front could trigger another move up. As valuations remain at attractive levels, we are overweighted in in the Turkish market.

Madhav Dhar and Robert Meyer, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term capital appreciation.

INVESTMENT POLICY
Primarily equity securities of emerging market country issuers with a focus on those in which the Adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................... $21.4 million
Number of Issues ................................... 171

LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1997
Telebras S.A. ...................... Utility - Telephone
LUKoil Holding (ADR)................ Oil - International
CRT ................................ Utility - Telephone
Femsa S.A., Class B........................... Beverages
ITC Ltd. (GDS).............................. Diversified
Telmex, Class L (ADR)............... Utility - Telephone
Surgutneftgaz (ADR)................. Oil - International
Yapi Ve Kredi Bankasi A.S. ....................... Banks
Pakistan Telecommunications Corp. .. Utility - Telephone
Korea Fund, Inc. .................... Investment Company

ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1997
Foreign Common Stock ............................. 70.8%
Foreign Preferred Stock ........................... 7.2%
Investment Companies .............................. 4.3%
Other ............................................ 17.7%

TOTAL RETURN OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1997

                                                        Since Inception
                                                        August 20, 1997

Morgan Stanley Emerging Markets Equity Portfolio .......... (20.16)%
(4)MSCI Emerging Markets Free ............................. (21.43)%
(6)Lipper Emerging Markets Funds Average................... (19.10)%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.


              GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997

-------------------------------------------------------------------------------
                              MORGAN STANLEY             MSCI EMERGING MARKETS
                              EMERGING MARKETS           FREE
                              EQUITY
-------------------------------------------------------------------------------
May 1, 1997                       $10,000                  $10,000
August 20, 1997                   $ 7,984                  $ 7,857
-------------------------------------------------------------------------------

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                            MERRILL LYNCH    MERRILL LYNCH        MFS
                                                             BASIC VALUE         WORLD      EMERGING GROWTH       MFS
                                                                EQUITY         STRATEGY        COMPANIES        RESEARCH
                                                              PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           --------------- ---------------  --------------- --------------
ASSETS:
Investments at value (Note 1).............................   $49,833,139      $18,127,805     $104,264,513    $118,995,193
Cash......................................................           986               --           84,138          66,023
Foreign cash .............................................            --              716               --              --
Receivable for securities sold ...........................        40,625               --          367,806       1,321,584
Unrealized appreciation of forward currency contracts
 (Note 1) ................................................            --            7,245               --             852
Short-term investments held as collateral for loaned
 securities...............................................     7,480,149        1,280,808       24,156,300      21,263,500
Receivable from Separate Accounts for Trust shares sold  .       638,707          213,584        1,069,452       1,031,161
Dividends, interest and other receivables ................        45,033          114,731           16,017         115,540
Deferred organizational costs (Note 1) ...................        27,134           27,134           27,134          27,134
Other assets .............................................           615              359            1,471           1,593
                                                           --------------- ---------------  --------------- --------------
 Total assets ............................................    58,066,388       19,772,382      129,986,831     142,822,580
                                                           --------------- ---------------  --------------- --------------
LIABILITIES:
Payable to custodian .....................................         6,210           10,263           17,050          18,440
Payable for securities purchased .........................       969,312           11,867        3,634,170       4,476,506
Unrealized depreciation of forward currency contracts
 (Note 1) ................................................            --           22,520              625              --
Payable for deposits received for loaned securities  .....     7,480,149        1,280,808       24,156,300      21,263,500
Market value of swap agreement ...........................            --               --               --              --
Interest payable on swap agreement........................            --               --               --              --
Distribution fees payable ................................         9,185            3,572           19,270          22,017
Investment management fees payable .......................        10,229           16,057           24,271          26,478
Trustees' fees payable ...................................         4,159            2,443            9,919          10,743
Payable to Separate Accounts for Trust shares redeemed  ..        23,585          170,151          152,573          82,969
Overdraft payable ........................................            --              294               --              --
Accrued expenses (Note 1).................................        68,515           43,957          155,410         167,463
                                                           --------------- ---------------  --------------- --------------
 Total liabilities .......................................     8,571,344        1,561,932       28,169,588      26,068,116
                                                           --------------- ---------------  --------------- --------------
NET ASSETS ...............................................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                           =============== ===============  =============== ==============
Investments at cost ......................................   $49,880,569      $18,197,653     $104,024,470    $117,419,440
                                                           =============== ===============  =============== ==============
Foreign cash at cost .....................................            --      $       715               --              --
                                                           =============== ===============  =============== ==============
Investments at value include repurchase agreements of  ...            --               --               --              --
                                                           =============== ===============  =============== ==============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .........................................   $49,553,200      $18,718,868     $102,442,882    $116,061,846
 Accumulated undistributed (overdistributed) net
  investment income ......................................        12,476           (6,214)            (513)        (19,539)
 Accumulated undistributed (distributions in excess of)
  net realized gain (loss) ...............................       (23,202)        (415,663)        (865,006)       (863,224)
 Unrealized appreciation (depreciation) on investments
  and foreign currency denominated assets and liabilities        (47,430)         (86,541)         239,880       1,575,381
                                                           --------------- ---------------  --------------- --------------
NET ASSETS ...............................................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                           =============== ===============  =============== ==============
CLASS IB SHARES:
Net Assets. ..............................................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                           =============== ===============  =============== ==============
Shares outstanding (Unlimited amount authorized: no par
 value) ..................................................     4,273,605        1,765,917        8,540,761      10,170,931
                                                           =============== ===============  =============== ==============
Net asset value, offering and redemption price per share
 (Note 1) ................................................   $     11.58      $     10.31     $      11.92    $      11.48
                                                           =============== ===============  =============== ==============

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)




                                                               EQ/PUTNAM
                                                                BALANCED
                                                               PORTFOLIO
                                                             -------------
ASSETS:
Investments at value (Note 1).............................    $26,969,538
Cash......................................................             --
Foreign cash .............................................             --
Receivable for securities sold ...........................        723,655
Unrealized appreciation of forward currency contracts
 (Note 1) ................................................         27,214
Short-term investments held as collateral for loaned
 securities...............................................      3,471,977
Receivable from Separate Accounts for Trust shares sold  .        422,832
Dividends, interest and other receivables ................        151,861
Deferred organizational costs (Note 1) ...................         27,134
Other assets .............................................            463
                                                             -------------
 Total assets ............................................     31,794,674
                                                             -------------
LIABILITIES:
Payable to custodian .....................................         13,425
Payable for securities purchased .........................      1,994,056
Unrealized depreciation of forward currency contracts
 (Note 1) ................................................         28,810
Payable for deposits received for loaned securities  .....      3,471,977
Market value of swap agreement ...........................             --
Interest payable on swap agreement........................             --
Distribution fees payable ................................          4,965
Investment management fees payable .......................         11,701
Trustees' fees payable ...................................          3,146
Payable to Separate Accounts for Trust shares redeemed  ..        339,326
Overdraft payable ........................................         19,634
Accrued expenses (Note 1).................................         54,046
                                                             -------------
 Total liabilities .......................................      5,941,086
                                                             -------------
NET ASSETS ...............................................    $25,853,588
                                                             =============
Investments at cost ......................................    $26,126,525
                                                             =============
Foreign cash at cost .....................................             --
                                                             =============
Investments at value include repurchase agreements of  ... $    1,625,000
                                                             =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .........................................    $24,919,195
 Accumulated undistributed (overdistributed) net
  investment income ......................................        (13,681)
 Accumulated undistributed (distributions in excess of)
  net realized gain (loss) ...............................        106,892
 Unrealized appreciation (depreciation) on investments
  and foreign currency denominated assets and liabilities         841,182
                                                             -------------
NET ASSETS ...............................................    $25,853,588
                                                             =============
CLASS IB SHARES:
Net Assets. ..............................................    $25,853,588
                                                             =============
Shares outstanding (Unlimited amount authorized: no par
 value) ..................................................      2,305,399
                                                             =============
Net asset value, offering and redemption price per share
 (Note 1) ................................................ $        11.21
                                                             =============






See Notes to Financial Statements.

    EQ/PUTNAM       EQ/PUTNAM       EQ/PUTNAM                     T. ROWE PRICE  WARBURG PINCUS  MORGAN STANLEY
GROWTH & INCOME   INTERNATIONAL     INVESTORS    T. ROWE PRICE    INTERNATIONAL   SMALL COMPANY     EMERGING
      VALUE           EQUITY         GROWTH      EQUITY INCOME        STOCK           VALUE      MARKETS EQUITY
    PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
  $153,247,139     $57,559,806     $41,651,182    $101,517,669     $66,240,263    $124,405,135    $17,630,504
        20,508          10,934             630             957       9,406,601             549      3,604,325
            --               8              --              --              --              --        112,658
     3,367,461         372,162          61,590          21,479       2,046,979       3,509,281         40,893

            --          33,227              --              --           4,811              --             --

    27,564,407       1,827,012       6,427,550      25,234,710          81,200      12,318,628         84,000
     1,279,540         195,842         243,351       1,351,241         570,250       1,367,782        806,471
       272,974          83,148          33,521         210,145         130,115          51,920        180,657
        27,134          27,134          27,134          27,134          27,134          27,134         29,040
         1,911             897             593           1,445           1,436           1,875            268
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
   185,781,074      60,110,170      48,445,551     128,364,780      78,508,789     141,682,304     22,488,816
---------------  --------------- -------------  --------------- ---------------  -------------- --------------

        32,678          37,039           5,957          14,042          47,002          10,187         13,325
     7,647,905         331,125       2,223,737       2,539,086         528,893       8,000,611        514,629

            --          77,844              --           1,277           8,471              --             --
    27,564,407       1,827,012       6,427,550      25,234,710          81,200      12,318,628         84,000
            --              --              --              --              --              --         72,597
            --              --              --              --              --              --            759
        28,277          11,216           7,422          18,801          14,846          23,145          3,927
        32,351          43,088          16,157          24,857          63,074          32,335         24,061
        12,875           6,061           4,017           9,739           9,695          12,677          1,796
         3,137              --              --         422,653       3,026,305         210,732        304,423
            --              --              --              --              --              --             --
       199,722          98,639          66,105         152,305         157,334         194,315         36,668
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
    35,521,352       2,432,024       8,750,945      28,417,470       3,936,820      20,802,630      1,056,185
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310     $74,571,969    $120,879,674    $21,432,631
===============  =============== =============  =============== ===============  ============== ==============
  $150,432,226     $57,736,353     $39,112,790    $ 96,071,224     $69,853,575    $123,965,652    $20,540,628
===============  =============== =============  =============== ===============  ============== ==============
            --     $         8              --              --              --              --    $   112,395
===============  =============== =============  =============== ===============  ============== ==============
  $ 10,945,000     $ 4,416,000     $ 2,489,000              --              --    $ 15,180,000             --
===============  =============== =============  =============== ===============  ============== ==============

  $147,858,014     $58,016,512     $37,386,446    $ 94,408,169     $78,434,505    $121,906,177    $24,763,837

           (42)         62,965             412           2,001         (20,377)            (28)        33,290

      (413,163)       (179,261)       (230,644)         91,125        (225,339)     (1,465,958)      (380,622)

     2,814,913        (222,070)      2,538,392       5,446,015      (3,616,820)        439,483     (2,983,874)
---------------  --------------- -------------  --------------- ---------------  -------------- --------------
  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310     $74,571,969    $120,879,674    $21,432,631
===============  =============== =============  =============== ===============  ============== ==============

  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310     $74,571,969    $120,879,674    $21,432,631
===============  =============== =============  =============== ===============  ============== ==============

    13,045,713       5,296,019       3,220,078       8,272,803       7,571,312      10,204,787      2,693,810
===============  =============== =============  =============== ===============  ============== ==============

  $      11.52     $     10.89     $     12.33    $      12.08     $      9.85    $      11.85    $      7.96
===============  =============== =============  =============== ===============  ============== ==============

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                                                       BT
                                                                     BT               BT             SMALL
                                                                 EQUITY 500      INTERNATIONAL      COMPANY          JPM
                                                                    INDEX        EQUITY INDEX        INDEX        CORE BOND
                                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                               -------------- -----------------  ------------- -------------
ASSETS:
Investments at value (Note 1).................................          --               --              --             --
Cash..........................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
Foreign cash .................................................          --               --              --             --
Receivable for securities sold ...............................          --               --              --             --
Unrealized appreciation of forward currency contracts
 (Note 1) ....................................................          --               --              --             --
Short-term investments held as collateral for loaned
 securities ..................................................          --               --              --             --
Receivable from Separate Accounts for Trust shares sold  .....          --               --              --             --
Dividends, interest and other receivables ....................          --               --              --             --
Deferred organizational costs (Note 1) .......................      31,340           31,340          31,340         31,340
Other assets .................................................          --               --              --             --
                                                               -------------- -----------------  ------------- -------------
 Total assets ................................................      32,340           32,340          32,340         32,340
                                                               -------------- -----------------  ------------- -------------
LIABILITIES:
Payable to custodian .........................................          --               --              --             --
Payable for securities purchased .............................          --               --              --             --
Unrealized depreciation of forward currency contracts
 (Note 1) ....................................................          --               --              --             --
Payable for deposits received for loaned securities  .........          --               --              --             --
Market value of swap agreement ...............................          --               --              --             --
Interest payable on swap agreement ...........................          --               --              --             --
Distribution fees payable ....................................          --               --              --             --
Investment management fees payable ...........................          --               --              --             --
Trustees' fees payable .......................................          --               --              --             --
Payable to Separate Accounts for Trust shares redeemed  ......          --               --              --             --
Overdraft payable ............................................          --               --              --             --
Accrued expenses (Note 1) ....................................      31,340           31,340          31,340         31,340
                                                               -------------- -----------------  ------------- -------------
 Total liabilities ...........................................      31,340           31,340          31,340         31,340
                                                               -------------- -----------------  ------------- -------------
NET ASSETS ...................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
                                                               ============== =================  ============= =============
Investments at cost ..........................................          --               --              --             --
                                                               ============== =================  ============= =============
Foreign cash at cost .........................................          --               --              --             --
                                                               ============== =================  ============= =============
Investments at value include repurchase agreements of  .......          --               --              --             --
                                                               ============== =================  ============= =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .............................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
 Accumulated undistributed (overdistributed) net investment
  income .....................................................          --               --              --             --
 Accumulated undistributed (distributions in excess of) net
  realized gain (loss) .......................................          --               --              --             --
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities  .......          --               --              --             --
                                                               -------------- -----------------  ------------- -------------
NET ASSETS ...................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
                                                               ============== =================  ============= =============
CLASS IB SHARES:
Net Assets. ..................................................     $ 1,000          $ 1,000         $ 1,000        $ 1,000
                                                               ============== =================  ============= =============
Shares outstanding (Unlimited amount authorized: no par
 value) ......................................................         100              100             100            100
                                                               ============== =================  ============= =============
Net asset value, offering and redemption price per share
 (Note 1) ....................................................     $ 10.00          $ 10.00         $ 10.00        $ 10.00
                                                               ============== =================  ============= =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                                     LAZARD        LAZARD
                                                                   LARGE CAP      SMALL CAP
                                                                     VALUE          VALUE
                                                                   PORTFOLIO      PORTFOLIO
                                                                 ------------- -------------
ASSETS:
Investments at value (Note 1).................................           --             --
Cash..........................................................      $ 1,000        $ 1,000
Foreign cash .................................................           --             --
Receivable for securities sold ...............................           --             --
Unrealized appreciation of forward currency contracts
 (Note 1) ....................................................           --             --
Short-term investments held as collateral for loaned
 securities ..................................................           --             --
Receivable from Separate Accounts for Trust shares sold  .....           --             --
Dividends, interest and other receivables ....................           --             --
Deferred organizational costs (Note 1) .......................       31,340         31,340
Other assets .................................................           --             --
                                                                 ------------- -------------
 Total assets ................................................       32,340         32,340
                                                                 ------------- -------------
LIABILITIES:
Payable to custodian .........................................           --             --
Payable for securities purchased .............................           --             --
Unrealized depreciation of forward currency contracts
 (Note 1) ....................................................           --             --
Payable for deposits received for loaned securities  .........           --             --
Market value of swap agreement ...............................           --             --
Interest payable on swap agreement ...........................           --             --
Distribution fees payable ....................................           --             --
Investment management fees payable ...........................           --             --
Trustees' fees payable .......................................           --             --
Payable to Separate Accounts for Trust shares redeemed  ......           --             --
Overdraft payable ............................................           --             --
Accrued expenses (Note 1) ....................................       31,340         31,340
                                                                 ------------- -------------
 Total liabilities ...........................................       31,340         31,340
                                                                 ------------- -------------
NET ASSETS ...................................................      $ 1,000        $ 1,000
                                                                 ============= =============
Investments at cost ..........................................           --             --
                                                                 ============= =============
Foreign cash at cost .........................................           --             --
                                                                 ============= =============
Investments at value include repurchase agreements of  .......           --             --
                                                                 ============= =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .............................................      $ 1,000        $ 1,000
 Accumulated undistributed (overdistributed) net investment
  income .....................................................           --             --
 Accumulated undistributed (distributions in excess of) net
  realized gain (loss) .......................................           --             --
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities  .......           --             --
                                                                 ------------- -------------
NET ASSETS ...................................................      $ 1,000        $ 1,000
                                                                 ============= =============
CLASS IB SHARES:
Net Assets. ..................................................      $ 1,000        $ 1,000
                                                                 ============= =============
Shares outstanding (Unlimited amount authorized: no par
 value) ......................................................          100            100
                                                                 ============= =============
Net asset value, offering and redemption price per share
 (Note 1) ....................................................      $ 10.00        $ 10.00
                                                                 ============= =============





See Notes to Financial Statements.

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                                       4

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

                                             MERRILL LYNCH    MERRILL LYNCH        MFS
                                              BASIC VALUE         WORLD      EMERGING GROWTH      MFS       EQ/PUTNAM
                                                 EQUITY         STRATEGY        COMPANIES       RESEARCH     BALANCED
                                               PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            --------------- ---------------  --------------- ------------  -----------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends................................    $ 158,359        $  64,380       $  298,852     $  313,353   $  130,923
  Interest ................................      209,813          153,151          150,316        191,421      246,934
  Securities lending--Net .................          861              635            2,903          3,161        1,593
                                            --------------- ---------------  --------------- ------------  -----------
   Total income ...........................      369,033          218,166          452,071        507,935      379,450
                                            --------------- ---------------  --------------- ------------  -----------
 Expenses (Notes 1, 2, 3, 4 and 5):
  Investment management fee ...............       73,477           49,425          169,781        186,533       50,946
  Administrative fees .....................       27,203           28,431           38,940         39,701       27,837
  Custody fees ............................       16,537           27,330           45,119         47,392       32,420
  Distribution fees--Class IB .............       33,399           17,652           77,173         84,788       23,157
  Printing and mailing expenses ...........       58,689           58,464          136,123        142,446       62,732
  Professional fees .......................       30,419           22,141           73,036         77,075       26,572
  Interest expense on swap agreement ......           --               --               --             --           --
  Trustees' fees ..........................        7,354            6,188           14,818         15,393        6,914
  Amortization of deferred organizational
   expense ................................        4,207            4,207            4,207          4,207        4,207
  Miscellaneous ...........................        1,706            1,452            4,340          4,977        1,707
                                            --------------- ---------------  --------------- ------------  -----------
   Gross expenses .........................      252,991          215,290          563,537        602,512      236,492
                                            --------------- ---------------  --------------- ------------  -----------
 Waivers and reimbursements: (Note 6)
  Waiver of administrative fees ...........      (15,990)         (14,798)         (21,038)       (21,668)     (15,386)
  Waiver of investment management fee  ....      (73,477)         (49,425)        (169,781)      (186,533)     (50,946)
  Reimbursement from investment manager  ..      (49,983)         (66,338)        (110,330)      (105,652)     (86,793)
                                            --------------- ---------------  --------------- ------------  -----------
   Total waivers and reimbursements  ......     (139,450)        (130,561)        (301,149)      (313,853)    (153,125)
                                            --------------- ---------------  --------------- ------------  -----------
  Net expenses ............................      113,541           84,729          262,388        288,659       83,367
                                            --------------- ---------------  --------------- ------------  -----------
NET INVESTMENT INCOME .....................      255,492          133,437          189,683        219,276      296,083
                                            --------------- ---------------  --------------- ------------  -----------
REALIZED AND UNREALIZED GAIN
 (LOSS)(NOTE 1):
 Realized Gain (Loss):
  On securities ...........................      214,675         (228,480)       1,475,542        107,634      300,448
  On options written ......................       (4,965)              --               --             --          360
  On foreign currency transactions  .......           --          (66,116)          (2,900)        (2,639)     (19,108)
                                            --------------- ---------------  --------------- ------------  -----------
 Realized gain (loss)--net ................      209,710         (294,596)       1,472,642        104,995      281,700
                                            --------------- ---------------  --------------- ------------  -----------
 Change in Unrealized Appreciation
  (Depreciation):
  On securities ...........................      (47,430)         (69,848)         240,043      1,575,753      843,013
  On swap agreement .......................           --               --               --             --           --
  On foreign currency transactions  .......           --          (16,693)            (163)          (372)      (1,831)
                                            --------------- ---------------  --------------- ------------  -----------
 Unrealized appreciation
  (depreciation)--net .....................      (47,430)         (86,541)         239,880      1,575,381      841,182
                                            --------------- ---------------  --------------- ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ..      162,280         (381,137)       1,712,522      1,680,376    1,122,882
                                            --------------- ---------------  --------------- ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS................................    $ 417,772        $(247,700)      $1,902,205     $1,899,652   $1,418,965
                                            =============== ===============  =============== ============  ===========

------------
 * Net of foreign taxes withheld on dividends of $5,247, $77, $1,474, $86, $29,283, $2,919, $42,243 and $6,501 for the Merrill Lynch World
       Strategy, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Balanced, EQ/Putnam International Equity, T. Rowe Price Equity Income,
       T. Rowe Price International Stock and Morgan Stanley Emerging Markets Equity Portfolios, respectively and on interest of $88 and $492 for the Merrill Lynch World Strategy, and EQ/Putnam Balanced Portfolios, respectively.
**     Commencement of Operations

See Notes to Financial Statements.

                                                                                                 (FOR THE PERIOD
                                                                                                      FROM
                                                                                                 AUGUST 20** TO
                                                                                               DECEMBER 31, 1997)
   EQ/PUTNAM       EQ/PUTNAM      EQ/PUTNAM                     T. ROWE PRICE  WARBURG PINCUS    MORGAN STANLEY
    GROWTH &     INTERNATIONAL    INVESTORS    T. ROWE PRICE    INTERNATIONAL   SMALL COMPANY       EMERGING
 INCOME VALUE        EQUITY         GROWTH     EQUITY INCOME        STOCK           VALUE        MARKETS EQUITY
   PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
   $  806,120      $ 192,295      $  117,657     $  810,390      $   288,519      $ 260,345        $   169,731
      235,099        167,495          57,743        200,609          181,629        222,466             45,191
        2,377            307             824          2,160               27          4,460                 --
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
    1,043,596        360,097         176,224      1,013,159          470,175        487,271            214,922
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

      227,936        130,202          67,578        166,401          213,839        252,178             66,404
       43,159         34,562          27,342         38,372           52,060         40,618             16,082
       87,022         98,635          15,863         37,394          125,169         24,577             22,470
      103,607         46,501          30,717         75,637           71,279         96,992             14,436
      149,313         95,243          73,440        120,126          164,108        134,255             15,063
       88,760         46,772          32,906         68,035           76,948         83,740             11,094
           --             --              --             --               --             --                759
       17,178         10,363           8,017         13,703           15,855         16,081              1,796

        4,207          4,207           4,207          4,207            4,207          4,207              2,301
        5,122          3,036           2,042          4,384            5,174          5,208                960
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      726,304        469,521         262,112        528,259          728,639        657,856            151,365
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

      (23,255)       (17,841)        (16,095)       (20,996)         (21,461)       (23,405)            (6,430)
     (227,936)      (130,202)        (67,578)      (166,401)        (213,839)      (246,485)           (42,908)
     (122,925)       (98,225)        (74,000)       (83,697)        (151,257)            --                 --
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
     (374,116)      (246,268)       (157,673)      (271,094)        (386,557)      (269,890)           (49,338)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      352,188        223,253         104,439        257,165          342,082        387,966            102,027
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      691,408        136,844          71,785        755,994          128,093         99,305            112,895
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

      157,080         70,340         115,368        365,817         (221,255)      (937,026)          (409,056)
           --             --              --             --               --             --                 --
           (8)        21,402              --        (15,287)        (146,976)            --              5,754
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
      157,072         91,742         115,368        350,530         (368,231)      (937,026)          (403,302)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

    2,814,913       (176,547)      2,538,392      5,446,445       (3,613,312)       439,483         (2,910,124)
           --             --              --             --               --             --            (72,597)
           --        (45,523)             --           (430)          (3,508)            --             (1,153)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

    2,814,913       (222,070)      2,538,392      5,446,015       (3,616,820)       439,483         (2,983,874)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------
    2,971,985       (130,328)      2,653,760      5,796,545       (3,985,051)      (497,543)        (3,387,176)
--------------  --------------- ------------  --------------- ---------------  -------------- -------------------

   $3,663,393      $   6,516      $2,725,545     $6,552,539      $(3,856,958)     $(398,238)       $(3,274,281)
==============  =============== ============  =============== ===============  ============== ===================

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

                                                        MERRILL LYNCH    MERRILL LYNCH        MFS
                                                         BASIC VALUE         WORLD      EMERGING GROWTH       MFS
                                                            EQUITY         STRATEGY        COMPANIES        RESEARCH
                                                          PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       --------------- ---------------  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...............................   $   255,492      $   133,437     $    189,683    $    219,276
 Realized gain (loss)--net ...........................       209,710         (294,596)       1,472,642         104,995
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets
  and liabilities ....................................       (47,430)         (86,541)         239,880       1,575,381
                                                       --------------- ---------------  --------------- --------------
 Net increase (decrease) in net assets from
  operations .........................................       417,772         (247,700)       1,902,205       1,899,652
                                                       --------------- ---------------  --------------- --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...............      (247,223)         (75,981)        (191,439)       (225,007)
  Dividends in excess of net investment income .......            --           (6,214)            (513)        (19,539)
  Distributions from realized gains...................      (209,710)              --       (1,475,542)       (107,634)
  Distributions in excess of realized gains ..........       (23,202)        (187,184)        (865,006)       (863,224)
                                                       --------------- ---------------  --------------- --------------
 Total Class IB dividends and distributions ..........      (480,135)        (269,379)      (2,532,500)     (1,215,404)
                                                       --------------- ---------------  --------------- --------------
 Decrease in net assets from dividends and
  distributions ......................................      (480,135)        (269,379)      (2,532,500)     (1,215,404)
                                                       --------------- ---------------  --------------- --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ........................................    53,828,437       24,010,398      146,747,168     120,065,201
  Shares issued in reinvestment of dividends and
   distributions .....................................       480,135          269,379        2,532,500       1,215,404
  Shares redeemed ....................................    (4,751,165)      (5,552,248)     (46,832,130)     (5,210,389)
                                                       --------------- ---------------  --------------- --------------
 Net increase in net assets derived from share
  transactions........................................    49,557,407       18,727,529      102,447,538     116,070,216
                                                       --------------- ---------------  --------------- --------------
INCREASE IN NET ASSETS ...............................    49,495,044       18,210,450      101,817,243     116,754,464
NET ASSETS, BEGINNING OF PERIOD ......................            --               --               --              --
                                                       --------------- ---------------  --------------- --------------
NET ASSETS, END OF PERIOD* ...........................   $49,495,044      $18,210,450     $101,817,243    $116,754,464
                                                       =============== ===============  =============== ==============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ........................................     4,633,508        2,241,153       12,281,631      10,512,264
  Shares issued in reinvestment of dividends and
   distributions .....................................        42,265           26,332          219,454         108,421
  Shares redeemed ....................................      (402,168)        (501,568)      (3,960,324)       (449,754)
                                                       --------------- ---------------  --------------- --------------
 Net increase ........................................     4,273,605        1,765,917        8,540,761      10,170,931
                                                       --------------- ---------------  --------------- --------------

------------
* Including accumulated undistributed (overdistributed) net investment income of $12,476, $(6,214), $(513), $(19,539), $(13,681), $(42),
       $62,965, $412, $2,001, $(20,377), $(28) and $33,290 for the Merrill
       Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Balanced, EQ/Putnam Growth & Income Value, EQ/Putnam International Equity, EQ/Putnam Investors Growth, T. Rowe Price Equity Income, T. Rowe Price International Stock, Warburg Pincus Small Company Value and Morgan Stanley Emerging Markets Equity Portfolios, respectively as of December 31, 1997.
**     Commencement of Operations

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)




                                                           EQ/PUTNAM
                                                            BALANCED
                                                           PORTFOLIO
                                                         -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ............................... $      296,083
 Realized gain (loss)--net ...........................        281,700
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets
  and liabilities ....................................        841,182
                                                         -------------
 Net increase (decrease) in net assets from
  operations .........................................      1,418,965
                                                         -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...............       (279,057)
  Dividends in excess of net investment income .......        (13,681)
  Distributions from realized gains...................       (196,041)
  Distributions in excess of realized gains ..........             --
                                                         -------------
 Total Class IB dividends and distributions ..........       (488,779)
                                                         -------------
 Decrease in net assets from dividends and
  distributions ......................................       (488,779)
                                                         -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ........................................     32,089,702
  Shares issued in reinvestment of dividends and
   distributions .....................................        488,779
  Shares redeemed ....................................     (7,655,079)
                                                         -------------
 Net increase in net assets derived from share
  transactions........................................     24,923,402
                                                         -------------
INCREASE IN NET ASSETS ...............................     25,853,588
NET ASSETS, BEGINNING OF PERIOD ......................             --
                                                         -------------
NET ASSETS, END OF PERIOD* ...........................    $25,853,588
                                                         =============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ........................................      2,939,085
  Shares issued in reinvestment of dividends and
   distributions .....................................         43,995
  Shares redeemed ....................................       (677,681)
                                                         -------------
 Net increase ........................................      2,305,399
                                                         -------------




See Notes to Financial Statements.

                                                                                                   (FOR THE PERIOD
                                                                                                        FROM
                                                                                                   AUGUST 20** TO
                                                                                                 DECEMBER 31, 1997)
    EQ/PUTNAM       EQ/PUTNAM       EQ/PUTNAM                     T. ROWE PRICE  WARBURG PINCUS    MORGAN STANLEY
GROWTH & INCOME   INTERNATIONAL     INVESTORS    T. ROWE PRICE    INTERNATIONAL   SMALL COMPANY       EMERGING
      VALUE           EQUITY         GROWTH      EQUITY INCOME        STOCK           VALUE        MARKETS EQUITY
    PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
  $    691,408     $   136,844     $    71,785    $    755,994    $    128,093    $     99,305      $    112,895
       157,072          91,742         115,368         350,530        (368,231)       (937,026)         (403,302)

     2,814,913        (222,070)      2,538,392       5,446,015      (3,616,820)        439,483        (2,983,874)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
     3,663,393           6,516       2,725,545       6,552,539      (3,856,958)       (398,238)       (3,274,281)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------

      (695,650)        (99,488)        (75,580)       (742,913)             --        (103,540)          (59,226)
        (1,258)             --              --              --          (9,785)           (204)               --
      (157,079)        (70,340)       (115,368)       (274,692)             --              --                --
      (413,163)       (179,261)       (230,644)             --              --        (528,932)               --
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
    (1,267,150)       (349,089)       (421,592)     (1,017,605)         (9,785)       (632,676)          (59,226)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
    (1,267,150)       (349,089)       (421,592)     (1,017,605)         (9,785)       (632,676)          (59,226)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------

   150,166,887      58,043,736      37,267,750     104,824,753     100,986,940     170,997,522        35,354,533
     1,267,150         349,089         421,592       1,017,605           9,785         632,676            59,226
    (3,570,558)       (372,106)       (298,689)    (11,529,982)    (22,558,013)    (49,719,610)      (10,647,621)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
   147,863,479      58,020,719      37,390,653      94,312,376      78,438,712     121,910,588        24,766,138
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
   150,259,722      57,678,146      39,694,606      99,847,310      74,571,969     120,879,674        21,432,631
            --              --              --         100,000              --              --                --
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
  $150,259,722     $57,678,146     $39,694,606    $ 99,947,310    $ 74,571,969    $120,879,674      $ 21,432,631
===============  =============== =============  =============== ===============  ============== ===================

    13,247,726       5,297,238       3,210,087       9,163,385       9,802,776      14,177,457         3,928,086
       111,940          32,263          35,192          85,226             997          54,682             7,554
      (313,953)        (33,482)        (25,201)       (985,808)     (2,232,461)     (4,027,352)       (1,241,830)
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------
    13,045,713       5,296,019       3,220,078       8,262,803       7,571,312      10,204,787         2,693,810
---------------  --------------- -------------  --------------- ---------------  -------------- -------------------

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For December 31, 1997**

                                                                                                   BT
                                                                 BT               BT             SMALL
                                                             EQUITY 500      INTERNATIONAL      COMPANY          JPM
                                                                INDEX        EQUITY INDEX        INDEX        CORE BOND
                                                              PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                           -------------- -----------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................         --               --               --            --
 Realized gain (loss)--net ...............................         --               --               --            --
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets and
  liabilities ............................................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Net increase (decrease) in net assets from operations  ..         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...................         --               --               --            --
  Dividends in excess of net investment income ...........         --               --               --            --
  Distributions from realized gains.......................         --               --               --            --
  Distributions in excess of realized gains...............         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Total Class IB dividends and distributions...............         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Decrease in net assets from dividends and distributions           --               --               --            --
                                                           -------------- -----------------  ------------- -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ............................................     $1,000           $1,000           $1,000        $1,000
  Shares issued in reinvestment of dividends and
   distributions .........................................         --               --               --            --
  Shares redeemed ........................................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Net increase in net assets derived from share
  transactions............................................      1,000            1,000            1,000         1,000
                                                           -------------- -----------------  ------------- -------------
INCREASE IN NET ASSETS ...................................      1,000            1,000            1,000         1,000
NET ASSETS, BEGINNING OF PERIOD ..........................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
NET ASSETS, END OF PERIOD ................................     $1,000           $1,000           $1,000        $1,000
                                                           ============== =================  ============= =============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ............................................        100              100              100           100
  Shares issued in reinvestment of dividends and
   distributions .........................................         --               --               --            --
  Shares redeemed ........................................         --               --               --            --
                                                           -------------- -----------------  ------------- -------------
 Net increase ............................................        100              100              100           100
                                                           -------------- -----------------  ------------- -------------

** The Portfolios that received initial capital on December 31, 1997 had no operations except for the issuance of shares of Class IB Common Stock.

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                                                 LAZARD        LAZARD
                                                              LARGE  CAP      SMALL CAP
                                                                 VALUE          VALUE
                                                               PORTFOLIO      PORTFOLIO
                                                             ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................           --            --
 Realized gain (loss)--net ...............................           --            --
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated assets and
  liabilities ............................................           --            --
                                                             ------------- -------------
 Net increase (decrease) in net assets from operations  ..           --            --
                                                             ------------- -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IB:
  Dividends from net investment income ...................           --            --
  Dividends in excess of net investment income ...........           --            --
  Distributions from realized gains.......................           --            --
  Distributions in excess of realized gains...............           --            --
                                                             ------------- -------------
 Total class IB dividends and distributions...............           --            --
                                                             ------------- -------------
 Decrease in net assets from dividends and distributions             --            --
                                                             ------------- -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IB:
  Shares sold ............................................       $1,000        $1,000
  Shares issued in reinvestment of dividends and
   distributions .........................................           --            --
  Shares redeemed ........................................           --            --
                                                             ------------- -------------
 Net increase in net assets derived from share
  transactions............................................        1,000         1,000
                                                             ------------- -------------
INCREASE IN NET ASSETS ...................................        1,000         1,000
NET ASSETS, BEGINNING OF PERIOD ..........................           --            --
                                                             ------------- -------------
NET ASSETS, END OF PERIOD ................................       $1,000        $1,000
                                                             ============= =============
SHARE TRANSACTIONS:
 Class IB:
  Shares sold ............................................          100           100
  Shares issued in reinvestment of dividends and
   distributions .........................................           --            --
  Shares redeemed ........................................           --            --
                                                             ------------- -------------
 Net increase ............................................          100           100
                                                             ------------- -------------



See Notes to Financial Statements.

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     NUMBER      VALUE
                                   OF SHARES    (NOTE 1)
--------------------------------  ----------- -----------
COMMON STOCKS:
BASIC MATERIALS (12.9%)
CHEMICALS (5.1%)
E.I. Du Pont de Nemours & Co. ...     8,000    $  480,500
Great Lakes Chemical Corp.  .....    25,000     1,121,875
Hercules, Inc. ..................    18,000       901,125
                                              -----------
                                                2,503,500
                                              -----------
METALS & MINING (1.1%)
Asarco, Inc. ....................    25,000       560,937
                                              -----------
PAPER (3.2%)
International Paper Co. .........    20,000       862,500
Stone Container Corp.* ..........    70,000       730,625
                                              -----------
                                                1,593,125
                                              -----------
STEEL (3.5%)
USX--U.S. Steel Group, Inc.  ....    28,000       875,000
WHX Corp.* ......................    70,000       831,250
                                              -----------
                                                1,706,250
                                              -----------
 TOTAL BASIC MATERIALS ..........               6,363,812
                                              -----------
BUSINESS SERVICES (3.9%)
PRINTING, PUBLISHING,
 BROADCASTING (3.9%)
Dow Jones & Co., Inc. ...........    17,000       912,688
Viacom, Inc., Class B* ..........    25,000     1,035,937
                                              -----------
 TOTAL BUSINESS SERVICES.........               1,948,625
                                              -----------
CAPITAL GOODS (3.4%)
AEROSPACE (2.1%)
Lockheed Martin Corp. ...........    10,500     1,034,250
                                              -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (1.3%)
Louisiana-Pacific Corp. .........    35,000       665,000
                                              -----------
 TOTAL CAPITAL GOODS.............               1,699,250
                                              -----------
CONSUMER CYCLICALS (11.5%)
AUTOS & TRUCKS (3.2%)
Ford Motor Co. ..................    13,500       657,281
General Motors Corp. ............    15,000       909,375
                                              -----------
                                                1,566,656
                                              -----------
LEISURE RELATED (1.1%)
Harrah's Entertainment, Inc.*  ..    29,400       554,925
                                              -----------
PHOTO & OPTICAL (2.9%)
Eastman Kodak Co. ...............    23,700     1,441,257
                                              -----------
RETAIL--GENERAL (4.3%)
Charming Shoppes, Inc.* .........    90,000       421,875
K-Mart Corp.* ...................    60,000       693,750
Sears Roebuck & Co. .............    12,000       543,000
Woolworth Corp.* ................    23,000       468,625
                                              -----------
                                                2,127,250
                                              -----------
 TOTAL CONSUMER CYCLICALS  ......               5,690,088
                                              -----------
CONSUMER NON-CYCLICALS (9.5%)
BEVERAGES (2.4%)
Seagram Co., Ltd. ...............    36,000     1,163,250
                                              -----------
CONTAINERS (1.1%)
Tupperware Corp. ................    20,000       557,500
                                              -----------
DRUGS (4.2%)
Bristol-Myers Squibb Co. ........     5,000       473,125
Pharmaceutical Product
 Development, Inc.* .............    40,000       615,000
Pharmacia & Upjohn, Inc. ........    27,500     1,007,187
                                              -----------
                                                2,095,312
                                              -----------


                                     NUMBER      VALUE
                                   OF SHARES    (NOTE 1)
--------------------------------- ----------- -----------
TOBACCO (1.8%)
Philip Morris Cos., Inc. ........    19,500    $  883,594
                                              -----------
 TOTAL CONSUMER NON-CYCLICALS                   4,699,656
                                              -----------
CREDIT SENSITIVE (15.1%)
BANKS (5.3%)
Bankers Trust New York Corp.  ...     6,000       674,625
Hibernia Corp., Class A .........    45,000       846,562
Wells Fargo & Co. ...............     3,250     1,103,172
                                              -----------
                                                2,624,359
                                              -----------
INSURANCE (7.9%)
Aetna, Inc. .....................    18,500     1,305,406
Humana, Inc.* ...................    48,900     1,014,675
TIG Holdings, Inc. ..............    28,000       929,250
Travelers Property & Casualty,
 Inc., Class A ..................    15,000       660,000
                                              -----------
                                                3,909,331
                                              -----------
UTILITY--TELEPHONE (1.9%)
AT&T Corp. ......................    15,000       918,750
                                              -----------
 TOTAL CREDIT SENSITIVE .........               7,452,440
                                              -----------

DIVERSIFIED (1.8%)
MISCELLANEOUS (1.8%)
ITT Industries, Inc. ............    28,000       878,500
                                              -----------
ENERGY (6.7%)
OIL--DOMESTIC (4.5%)
Occidental Petroleum Corp.  .....    20,000       586,250
Union Texas Petroleum Holdings,
 Inc. ...........................    40,000       832,500
Unocal Corp. ....................    20,000       776,250
                                              -----------
                                                2,195,000
                                              -----------
OIL--INTERNATIONAL (1.4%)
YPF S.A., Class D (ADR) .........    20,000       683,750
                                              -----------
OIL--SUPPLIES & CONSTRUCTION (0.8%)
Dresser Industries, Inc. ........    10,000       419,375
                                              -----------

 TOTAL ENERGY....................               3,298,125
                                              -----------
TECHNOLOGY (13.5%)
ELECTRONICS (6.0%)
Exabyte Corp.* ..................    50,800       327,025
Integrated Device Technology,
 Inc.*...........................    50,000       471,875
Mentor Graphics Corp.* ..........    65,000       629,688
Novell, Inc.* ...................    70,000       525,000
Seagate Technology, Inc.*  ......    20,000       385,000
Texas Instruments, Inc. .........    13,500       607,500
                                              -----------
                                                2,946,088
                                              -----------
OFFICE EQUIPMENT (4.4%)
Apple Computer, Inc.* ...........    25,000       328,125
Digital Equipment Corp.* ........    20,000       740,000
International Business Machines
 Corp. ..........................     5,000       522,813
Scitex Corp., Ltd.* .............    50,000       603,125
                                              -----------
                                                2,194,063
                                              -----------
OFFICE EQUIPMENT SERVICES (1.1%)
CompuServe Corp.* ...............    45,000       545,625
                                              -----------
TELECOMMUNICATIONS (2.0%)
U.S. West Media Group* ..........    35,000     1,010,625
                                              -----------
 TOTAL TECHNOLOGY ...............               6,696,401
                                              -----------
TOTAL COMMON STOCKS (78.3%)
 (Cost $38,774,327) .............              38,726,897
                                              -----------

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                 PRINCIPAL        VALUE
                                   AMOUNT       (NOTE 1)
-----------------------------  ------------- -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (22.4%)
Federal Farm Credit Bank
 (Discount Note), 1/2/98
 (Amortized Cost $11,106,242)   $11,108,000    $11,106,242
                                             -------------
TOTAL INVESTMENTS (100.7%)
 (Cost/Amortized Cost
 $49,880,569) ................                  49,833,139
OTHER ASSETS
 LESS LIABILITIES (-0.7%)                         (338,095)
                                             -------------
NET ASSETS (100%) ............                 $49,495,044
                                             =============

------------
*     Non-income producing
      Glossary:
      ADR--American Depositary Receipt

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

-----------------------------------------------------------------------------
Transactions in options written for the period from May 1, 1997, to December 31, 1997 are summarized as follows: (Note 1)

                                          NUMBER OF     PREMIUMS
                                        CONTRACTS (A)   RECEIVED
                                        ------------- ----------
Options outstanding--May 1, 1997  .....       --             --
Options written .......................       15        $ 8,392
Options closed ........................      (15)        (8,392)
                                        ------------- ----------
Options outstanding--December 31, 1997        --             --
                                        ============= ==========

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities     $42,382,714
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities       3,823,065

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation  ..  $ 2,084,262
Aggregate gross unrealized (depreciation)     (2,132,841)
                                            -------------
Net unrealized (depreciation) .............  $   (48,579)
                                            =============
Federal income tax cost of investments  ...  $49,881,718
                                            =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $7,341,116, which was secured by collateral valued at $7,480,149.
For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $1,444 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp. and $7,984 with Merrill Lynch & Co., Inc., both affiliated broker/dealers.




------------
(a)    One contract relates to 100 shares.







                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER         VALUE
                                    OF SHARES       (NOTE 1)
--------------------------------- ------------- --------------
COMMON STOCKS:
AUSTRALIA & NEW ZEALAND (0.6%)
AUSTRALIA (0.6%)
Broken Hill Proprietary Ltd.  ...     12,700       $  117,896
                                                --------------
CANADA (1.7%)
Gulf Canada Resources Ltd.*  ....     17,000          119,000
Imax Corp.* .....................      3,400           74,800
Magna International, Inc.,
 Class A ........................      1,900          119,344
                                                --------------
 TOTAL CANADA ...................                     313,144
                                                --------------
JAPAN (4.1%)
Amway Japan Ltd. ................      5,000           95,804
Bridgestone Corp. ...............      4,000           86,760
Maeda Corp. .....................     34,000           75,570
Matsushita Electric Industries
 Co. ............................      4,000           58,555
Matsushita Electric Works Ltd.  .     12,000          103,928
Okumura Corp. ...................     25,000           59,399
Rohm Co. ........................      1,000          101,935
Sony Corp. ......................      1,000           88,906
Tokio Marine & Fire Insurance
 Co. ............................      6,000           68,059
                                                --------------
 TOTAL JAPAN ....................                     738,916
                                                --------------
LATIN AMERICA (3.1%)
ARGENTINA (0.4%)
YPF S.A., Class D (ADR) .........      2,300           78,631
                                                --------------
BRAZIL (0.9%)
Telebras S.A. (ADR) .............        700           81,506
Unibanco (ADR)* .................      2,500           80,469
                                                --------------
                                                      161,975
                                                --------------
MEXICO (1.8%)
Grupo Carso (ADR) ...............      6,400           85,261
Grupo Financiero Bancomer (ADR)*       7,300           94,896
Panamerican Beverages, Inc.,
 Class A ........................      2,200           71,775
Telmex, Class L (ADR) ...........      1,200           67,275
                                                --------------
                                                      319,207
                                                --------------
 TOTAL LATIN AMERICA ............                     559,813
                                                --------------
OTHER EUROPEAN COUNTRIES (7.3%)
FRANCE (1.5%)
Scor ............................      2,600          124,330
SGS-Thomson Microelectronics
 N.V.* ..........................      1,400           85,488
Thomson CSF .....................      1,600           50,431
                                                --------------
                                                      260,249
                                                --------------
GERMANY (1.2%)
Bayerische Vereinsbank AG  ......      1,800          116,068
Mannesmann AG ...................        200          100,392
                                                --------------
                                                      216,460
                                                --------------
ITALY (2.3%)
Arnoldo Mondadori Editore  ......     19,100          150,079
Danieli & Co. ...................     35,100          126,193
Gucci Group N.V. ................      3,300          138,188
                                                --------------
                                                      414,460
                                                --------------

                                    NUMBERS         VALUE
                                   OF SHARES       (NOTE 1)
--------------------------------- ------------  --------------
NETHERLANDS (0.4%)
Royal Dutch Petroleum Co. (NY
 Shares) ........................      1,400     $   75,863
                                                --------------
SPAIN (0.6%)
Repsol S.A. (ADR) ...............      2,800        119,175
                                                --------------
SWITZERLAND (1.3%)
Novartis AG (Registered) ........         78        126,573
Roche Holdings AG ...............         12        119,178
                                                --------------
                                                    245,751
                                                --------------
 TOTAL OTHER EUROPEAN  COUNTRIES                  1,331,958
                                                --------------
SCANDINAVIA (4.8%)
FINLAND (2.2%)
Amer-Yhtymae OYJ, Class A*  .....      4,500         86,269
Finnlines OYJ ...................      2,000         79,619
Orion-Yhtymae OYJ, Class B  .....      4,620        122,048
Upm-Kymmene OYJ .................      5,600        111,981
                                                --------------
                                                    399,917
                                                --------------
NORWAY (0.6%)
Color Line ASA ..................     27,300        105,344
                                                --------------
SWEDEN (2.0%)
Castellum AB* ...................      9,200         91,538
Nordbanken Holding AB* ..........      8,400         47,502
Perstorp AB, Class B ............      5,200         92,999
Forenings Sparbanken Kredit AS,
 Class A. .......................      3,000         68,200
Spectra-Physics AB, Class A  ....      3,600         68,237
                                                --------------
                                                    368,476
                                                --------------
 TOTAL SCANDINAVIA ..............                   873,737
                                                --------------

SOUTHEAST ASIA (0.8%)
INDONESIA (0.6%)
Indostat (ADR) ..................      5,300        102,356
                                                --------------
PHILIPPINES (0.2%)
San Miguel Corp., Class B  ......     32,100         39,233
                                                --------------
 TOTAL SOUTHEAST ASIA ...........                   141,589
                                                --------------
SUB-SAHARAN AFRICA (1.2%)
SOUTH AFRICA (1.2%)
De Beers Consolidated Mines
 (ADR) ..........................      5,500        112,406
Sasol Ltd. ......................     10,700        111,914
                                                --------------
 TOTAL SUB-SAHARAN AFRICA  ......                   224,320
                                                --------------
UNITED KINGDOM (3.4%)
Danka Business Systems plc (ADR)       1,030         16,416
Dixons Group plc ................     12,600        126,512
Guinness plc ....................     10,500         96,540
Imperial Chemical Industries
 plc.............................      7,800        121,897
LucasVarity plc .................     37,500        132,491
Rio Tinto plc (Registered)  .....     10,200        125,545
                                                --------------
 TOTAL UNITED KINGDOM ...........                   619,401
                                                --------------
UNITED STATES (30.4%)
Allied Signal, Inc. .............      3,195        124,405
American Express Co. ............        660         58,905
Avis Rent A Car, Inc.* ..........      2,050         65,472
Bank of New York Co., Inc.  .....      2,650        153,203
BankAmerica Corp. ...............      1,500        109,500

                                       13

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                    OF SHARES       (NOTE 1)
--------------------------------  ------------- --------------
Black & Decker Corp. ............        2,820    $   110,156
BMC Software, Inc.* .............        1,230         80,719
Bristol-Myers Squibb Co. ........        1,100        104,088
Brunswick Corp. .................        4,400        133,375
Burlington Northern Santa Fe
 Corp. ..........................          590         54,833
Carnival Corp., Class A .........        3,000        166,125
Chancellor Media Corp.* .........          780         58,208
Cisco Systems, Inc.* ............          900         50,175
Compaq Computer Corp. ...........          550         31,041
Computer Associates
 International, Inc. ............        1,730         91,474
DENTSPLY International, Inc.  ...        1,300         39,650
Dial Corp. ......................        3,800         79,088
Edison International ............        4,900        133,219
El Paso Natural Gas Co. .........        2,300        152,950
Eli Lilly & Co. .................        1,560        108,615
Enron Corp. .....................        1,450         60,266
Federal-Mogul Corp. .............        2,600        105,300
First Union Corp. ...............        2,250        115,313
Gartner Group, Inc., Class A*  ..        1,500         55,875
GenCorp, Inc. ...................        2,400         60,000
General Electric Co. ............        1,400        102,725
Glenborough Realty Trust, Inc.  .        1,900         56,288
Harnischfeger Industries, Inc.  .        1,650         58,266
Hartford Life, Inc., Class A  ...        1,500         67,969
Healthsouth Corp.* ..............        4,700        130,425
Hertz Corp., Class A ............        2,800        112,700
Ingersol Rand Co. ...............        2,600        105,300
International Business Machines
 Corp. ..........................          600         62,738
MGIC Investment Corp. ...........        1,210         80,465
Microsoft Corp.* ................          375         48,469
National Semiconductor Corp.*  ..        3,000         77,812
OMI Corp.* ......................        3,700         33,994
Orbital Sciences Corp.* .........          550         16,362
Owens Illinois, Inc.* ...........        4,000        151,750
Pfizer, Inc. ....................        1,400        104,387
Prentiss Properties Trust  ......        2,655         74,174
Provident Cos., Inc. ............        3,500        135,187
Quantum Corp.* ..................        2,450         49,153
Rite Aid Corp. ..................        1,175         68,958
Royal Caribbean Cruises Ltd.  ...        1,700         90,631
Safeway, Inc.* ..................        1,400         88,550
Schlumberger Ltd. ...............          650         52,325
Sears Roebuck & Co. .............        1,900         85,975
Smith International, Inc.*  .....          900         55,237
SPX Corp. .......................          400         27,600
Starwood Lodging Trust ..........          770         44,564
Sun International Hotels Ltd.*  .        1,100         41,387
Sunbeam Corp. ...................        2,300         96,887
Tele-Communications TCI Ventures
 Group, Class A* ................        3,305         93,573
Telecommunications, Inc.,
 Class A* .......................        4,570        127,674
Texas Utilities Co. .............        2,100         87,281
Travelers Group, Inc. ...........        2,500        134,687
Travelers Property & Casualty,
 Inc., Class A ..................          800         35,200

                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------   ----------  --------------
Tricon Global Restaurants,
 Inc.*...........................        2,000    $    58,125
U.S. Air Group, Inc.* ...........        2,100        131,250
Unocal Corp. ....................        2,500         97,031
Unum Corp. ......................          825         44,859
Wal-Mart Stores, Inc.............        2,000         78,875
Warner Lambert Co. ..............          800         99,200
Worldcom, Inc.* .................        4,000        121,000
                                                --------------
 TOTAL UNITED STATES ............                   5,530,988
                                                --------------
TOTAL COMMON STOCKS (57.4%)
 (Cost $10,627,077) .............                  10,451,762
                                                --------------
PREFERRED STOCKS:
OTHER EUROPEAN COUNTRIES (0.7%)
GERMANY (0.7%)
Henkel KGaA
 (Cost $110,227) ................        2,100        131,327
                                                --------------

                                     Principal
                                      Amount
                                    ----------
LONG-TERM DEBT SECURITIES:
OTHER EUROPEAN COUNTRIES (7.8%)
FRANCE (0.8%)
Government of France
 5.50%, 10/25/07 ............      FRF      900,000        151,514
                                                     --------------
GERMANY (4.1%)
Republic of Germany
 Series 86
 6.00%, 6/20/16 ..............     DEM      375,000        212,882

 Series 95
 6.50%, 10/14/05 ................           175,000        105,236

 Series 97
 6.00%, 7/4/07 ..................           735,000        429,164
                                                     --------------

                                                           747,282
                                                     --------------
ITALY (2.5%)
Italian Treasury Bond (BTPS)
 8.50%, 8/1/04 ...............     ITL  675,000,000        446,349
                                                     --------------
SPAIN (0.4%)
Kingdom of Spain
 7.90%, 2/28/02 ..............     ESP   10,000,000         72,662
                                                     --------------
 TOTAL OTHER EUROPEAN  COUNTRIES                         1,417,807
                                                     --------------
SCANDINAVIA (2.7%)
DENMARK (0.4%)
Kingdom of Denmark
 7.00%, 11/15/07 .............     DKK      525,000         84,358
                                                      -------------
SWEDEN (2.3%)
Kingdom of Sweden,
 Series 1037
 8.00%, 8/15/07 ..............     SEK    2,900,000        418,367
                                                     --------------
 TOTAL SCANDINAVIA ..............                          502,725
                                                     --------------
UNITED KINGDOM (2.3%)
United Kingdom Treasury Note
 7.25%, 12/7/07 ..............     GBP      235,000        413,738
                                                     --------------


EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                               PRINCIPAL      VALUE
                                AMOUNT       (NOTE 1)
---------------------------  ------------ ------------
UNITED STATES (12.5%)
U.S. Treasury Bond
  6.625%, 2/15/27 ..........  $1,235,000   $ 1,340,748
U.S. Treasury Note
  6.00%, 8/15/99 ...........     475,000       477,524
  6.50%, 5/31/02 ...........      80,000        82,375
  6.625%, 5/15/07 ..........     360,000       381,263
                                          ------------
 TOTAL UNITED STATES........                 2,281,910
                                          ------------
TOTAL LONG-TERM DEBT SECURITIES (25.3%)
 (Cost $4,531,813) .........                 4,616,180
                                          ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (16.1%)
Federal Farm Credit Bank
 (Discount Note), 1/2/98
 (Amortized Cost
 $2,928,536)................   2,929,000     2,928,536
                                          ------------
TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost
 $18,197,653)...............                18,127,805
OTHER ASSETS
 LESS LIABILITIES (0.5%)  ..                    82,645
                                          ------------
NET ASSETS (100%) ..........               $18,210,450
                                          ============

MARKET SECTOR DIVERSIFICATION
 (Unaudited)
As a Percentage of Total Equity Investments
Basic Materials .........................     7.4%
Business Services .......................     3.6
Capital Goods ...........................    11.9
Consumer Cyclicals ......................    20.9
Consumer Non-Cyclicals ..................    13.1
Credit Sensitive ........................    22.1
Diversified .............................     3.2
Energy ..................................     5.6
Technology ..............................    12.2
                                          --------
                                            100.0%
                                          ========


------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt
       GDR--Global Depositary Receipt
       GBP--British Pound
       DKK--Danish Krone
       FRF--French Franc
       DEM--German Mark
       ITL--Italian Lira
       ESP--Spanish Peseta
       SEK--Swedish Krona

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------

At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                         LOCAL
                                       CONTRACT      COST ON       U.S.$      UNREALIZED
                                        AMOUNT     ORIGINATION    CURRENT    APPRECIATION/
                                        (000'S)       DATE         VALUE    (DEPRECIATION)
                                      ---------- -------------  ---------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/14/98  ....      275      $460,969     $451,590      $ (9,379)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar, expiring 1/22/98        175       115,486      114,061         1,425
British Pound, expiring 1/14/98  ....      475       767,429      780,570       (13,141)
Canadian Dollar, expiring 3/17/98  ..      475       334,666      333,053         1,613
Japanese Yen, expiring 1/16/98  .....   92,000       711,013      706,806         4,207
                                                                           ---------------
                                                                               $(15,275)
                                                                           ===============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $17,761,434
U.S. Government securities .....................    2,593,618
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      4,455,658
U.S. Government securities .....................      380,376

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $   721,066
Aggregate gross unrealized depreciation       (848,461)
                                          ------------
Net unrealized (depreciation) ...........  $  (127,395)
                                          ============
Federal income tax cost of investments  .  $18,255,200
                                          ============

At December 31, 1997 the Portfolio had loaned securities with a total value of $1,763,457, which was secured by collateral valued at $1,787,695 of which $506,887 was in the form of U.S. Government securities.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $166 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., $181 with Fleming Martin and $2,622 with Merrill Lynch & Co., Inc., all affiliated broker/dealers.



                       See Notes to Financial Statements

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
COMMON STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS--SPECIALTY (0.1%)
VWR Scientific Products Corp.*  ..      1,700     $    48,025
                                                --------------
METALS & MINING (0.0%)
Rock of Ages Corp., Class A*  ....        100           1,550
                                                --------------
PAPER (0.0%)
Ikon Office Solutions, Inc.  .....        700          19,688
                                                --------------
 TOTAL BASIC MATERIALS ...........                     69,263
                                                --------------
BUSINESS SERVICES (25.5%)
ENVIRONMENTAL CONTROL (0.3%)
Allied Waste Industries, Inc.*  ..     10,900         254,106
                                                --------------
PRINTING, PUBLISHING, BROADCASTING (11.5%)
American Radio Systems Corp.,
 Class A* ........................     19,000       1,012,937
CBS Corp. ........................     20,800         612,300
Chancellor Media Corp.* ..........      4,900         365,662
Clear Channel Communications,
 Inc.* ...........................     18,050       1,433,847
CMP Media, Inc., Class A* ........        100           1,725
Cox Radio Inc., Class A* .........     10,700         430,675
Emmis Broadcasting Corp.,
 Class A* ........................      4,300         196,187
Hearst-Argyle Television, Inc.*  .      4,000         119,000
Heftel Broadcasting Corp.,
 Class A* ........................      2,300         107,525
Intermedia Communications of
 Florida, Inc.* ..................     20,500       1,245,375
Jacor Communications, Inc.*  .....     22,000       1,168,750
Lear Corp.* ......................        600          28,500
Learning Tree International,
 Inc.* ...........................     31,500         909,562
Lin Television Corp.* ............     18,900       1,030,050
Mail-Well, Inc.* .................      2,600         105,300
Outdoor Systems, Inc.* ...........     22,100         848,088
SFX Broadcasting, Inc., Class A* .      6,200         497,550
Sinclair Broadcast Group, Inc.,
 Class A* ........................      4,500         209,813
TCA Cable TV, Inc. ...............      1,200          55,200
TV Azteca S.A. (ADS)* ............        300           6,769
Univision Communications, Inc.,
 Class A* ........................      8,700         607,369
Viacom, Inc., Class B* ...........     18,100         750,019
                                                --------------
                                                   11,742,203
                                                --------------
PROFESSIONAL SERVICES (13.5%)
Accustaff, Inc.* .................     30,300         696,900
Applied Graphics Technologies,
 Inc. ............................      1,200          63,900
BISYS Group, Inc.* ...............      7,500         249,375
Castle Dental Centers, Inc.*  ....        100             775
Cendant Corp.* ...................    234,953       8,076,498
Compuware Corp.* .................     95,400       3,052,800
Corestaff, Inc.* .................     11,800         312,700
EduTrek International, Inc.,
 Class A* ........................        200           5,200
Galileo International, Inc.  .....        500          13,812
Lamar Advertising Co., Class A* ..      7,800         310,050
National Research Corp.* .........        100             662
Orthodontic Centers of America,
 Inc.* ...........................     18,100         300,913
Outsource International, Inc.*  ..        700           8,487
Oxford Health Plans, Inc.*  ......      7,900         122,944
Pacificare Health Systems, Inc.,
 Class B* ........................      8,900         466,138


                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
----------------------------------  ----------- --------------
PRT Group, Inc.* .................      1,000     $    11,375
Service Corp. International  .....      1,400          51,713
SPR, Inc.* .......................        100           1,700
                                                --------------
                                                   13,745,942
                                                --------------
TRUCKING, SHIPPING (0.2%)
C.H. Robinson Worldwide, Inc.  ...        400           8,950
Jevic Transportation, Inc.*  .....        200           3,225
Newport News Shipbuilding, Inc. ..      8,800         223,850
                                                --------------
                                                      236,025
                                                --------------
 TOTAL BUSINESS SERVICES .........                 25,978,276
                                                --------------
CAPITAL GOODS (0.3%)
AEROSPACE (0.1%)
Thiokol Corp. ....................        900          73,125
                                                --------------
BUILDING & CONSTRUCTION (0.2%)
Global Industries Ltd.* ..........     13,600         231,200
                                                --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.0%)
Industrial Distribution Group,
 Inc.* ...........................        100           1,569
Lowe's Cos., Inc. ................        900          42,919
                                                --------------
                                                       44,488
                                                --------------
ELECTRICAL EQUIPMENT (0.0%)
Power-One, Inc.* .................        200           2,750
                                                --------------
MACHINERY (0.0%)
SI Handling Systems, Inc. ........        900          12,375
                                                --------------
 TOTAL CAPITAL GOODS .............                    363,938
                                                --------------
CONSUMER CYCLICALS (12.9%)

APPAREL & TEXTILES (0.1%)
Linens 'N Things, Inc.* ..........     1,600          69,800
Tefron Ltd.* .....................       200           4,600
Unifi, Inc. ......................       400          16,275
                                                --------------
                                                      90,675
                                                --------------
AUTO RELATED (1.9%)
Avis Rent A Car, Inc.* ...........     4,400         140,525
Dollar Thrifty Automotive Group,
 Inc.* ...........................     6,100         125,050
Republic Industries, Inc.*  ......    72,100       1,680,831
Stoneridge, Inc.* ................       400           6,400
                                                --------------
                                                   1,952,806
                                                --------------
FOOD SERVICES, LODGING (1.7%)
Applebee's International, Inc.  ..     6,900         124,631
BridgeStreet Accommodations,
 Inc.* ...........................       200           2,031
Fine Host Corp.*# ................     1,400          10,500
ITT Corp. (New)* .................     6,500         538,688
Promus Hotel Corp.* ..............    21,400         898,800
Suburban Lodges of America, Inc.*      8,800         117,150
                                                --------------
                                                   1,691,800
                                                --------------
HOUSEHOLD FURNITURE, APPLIANCES (0.0%)
Gemstar International Group Ltd.*        600          14,625
Mac-Gray Corp.* ..................       300           4,687
                                                --------------
                                                      19,312
                                                --------------
LEISURE RELATED (0.3%)
Harrah's Entertainment, Inc.*  ...     6,800         128,350
N2K, Inc.* .......................       200           2,925
Royal Caribbean Cruises Ltd.  ....     3,100         165,269
                                                --------------
                                                     296,544
                                                --------------

                                       17

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
RETAIL--GENERAL (8.9%)
A.C. Moore Arts & Crafts, Inc.* ..       200      $     2,275
Consolidated Stores Corp.*  ......    14,000          615,125
CVS Corp. ........................    19,000        1,217,187
Dollar General Corp. .............     1,300           47,125
Fred Meyer, Inc.* ................    48,400        1,760,550
Home Depot, Inc. .................    16,200          953,775
Office Depot, Inc.* ..............    81,600        1,953,300
Pier 1 Imports, Inc. .............     1,500           33,938
Rite Aid Corp. ...................    34,800        2,042,325
Staples, Inc.* ...................    15,900          441,225
U.S.A. Floral Products, Inc.*  ...       300            4,725
Viking Office Products, Inc.  ....     1,100           23,994
                                                --------------
                                                    9,095,544
                                                --------------
 TOTAL CONSUMER CYCLICALS ........                 13,146,681
                                                --------------
CONSUMER NON-CYCLICALS (6.2%)
CONTAINERS (0.0%)
Ivex Packaging Corp.* ............       500           12,000
Silgan Holdings, Inc.* ...........       100            3,250
                                                --------------
                                                       15,250
                                                --------------
DRUGS (0.4%)
McKesson Corp. ...................     2,200          238,012
PathoGenesis Corp.* ..............     1,700           63,113
Zonagen, Inc. ....................     3,600           65,475
                                                --------------
                                                      366,600
                                                --------------
FOODS (0.2%)
American Italian Pasta Co.,
 Class A* ........................       400           10,000
Corn Products International,
 Inc.* ...........................       900           26,831
McCormick & Co., Inc. (Non
 Voting) .........................     3,400           95,200
Tootsie Roll Industries, Inc.  ...       800           50,000
                                                --------------
                                                      182,031
                                                --------------
HOSPITAL SUPPLIES & SERVICES (4.3%)
Arterial Vascular Engineering,
 Inc.* ...........................     8,200          533,000
Boron, LePore & Associates, Inc.*        200            5,500
Columbia HCA Healthcare Corp. ....     6,700          198,487
Cyberonics, Inc.* ................    19,600          298,900
Foundation Health Systems, Class
 A* ..............................        50            1,119
Guidant Corp. ....................    25,500        1,587,375
Health Management Associates,
 Inc., Class A* ..................       600           15,150
Healthsouth Corp.* ...............    31,400          871,350
Integrated Health Services, Inc.       9,700          302,519
Mariner Health Group, Inc.*  .....     1,300           21,125
Medtronic, Inc. ..................     2,700          141,244
Mentor Corp. .....................     1,600           58,400
Priority Healthcare Corp.,
 Class B* ........................       200            3,025
Renal Treatment Centers, Inc.*  ..     7,800          281,775
Safeskin Corp.* ..................     1,100           62,425
St. Jude Medical, Inc.* ..........       300            9,150
                                                --------------
                                                    4,390,544
                                                --------------
RETAIL--FOOD (1.0%)
Albertson's, Inc. ................     1,000           47,375
General Nutrition Cos., Inc.*  ...    14,100          479,400
Kroger Co.* ......................     3,600          132,975
Safeway, Inc.* ...................     1,300           82,225
Suiza Foods Corp.* ...............     4,100          244,206
Whole Foods Market, Inc.* ........     1,200           61,350
                                                --------------
                                                    1,047,531
                                                --------------

                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------- -----------  --------------
SOAPS & TOILETRIES (0.3%)
Benckiser N.V., Class B* .........      6,500    $    268,957
Carson, Inc., Class A* ...........      1,000           6,687
                                                 -------------
                                                      275,644
                                                 -------------
 TOTAL CONSUMER NON-CYCLICALS ....                  6,277,600
                                                 -------------
CREDIT SENSITIVE (10.7%)
BANKS (1.1%)
Charter One Financial, Inc.  .....      5,210         328,881
Compass BancShares, Inc. .........      4,400         192,500
First Security Corp. .............      1,300          54,438
First Virginia Banks, Inc.  ......        700          36,181
Firstar Corp. ....................      1,100          46,681
Peoples Heritage Financial Group,
 Inc. ............................      4,300         197,800
Provident Financial Group, Inc.  .        800          38,800
Summit Bancorp ...................        900          47,925
U.S. Trust Corp. .................      1,700         106,463
Union Planters Corp. .............        700          47,556
                                                 -------------
                                                    1,097,225
                                                 -------------
FINANCIAL SERVICES (3.9%)
A.G. Edwards, Inc. ...............      4,650         184,837
Associates First Capital Corp.,
 Class A .........................      5,100         362,738
CIT Group, Inc., Class A* ........      2,200          70,950
Conseco, Inc. ....................      4,400         199,925
Consolidation Capital Corp.*  ....     20,000         406,250
First Data Corp. .................     23,200         678,600
Franklin Resources, Inc. .........     13,500       1,173,656
Interra Financial, Inc. ..........        500          34,500
Lehman Brothers Holdings, Inc.  ..      3,300         168,300
LINC Capital, Inc.* ..............        300           5,888
Morgan Stanley Dean Witter
 Discover & Co. ..................      5,200         307,450
T. Rowe Price Associates, Inc.  ..      5,700         358,387
                                                 -------------
                                                    3,951,481
                                                 -------------
INSURANCE (3.3%)
Ace Ltd. .........................        800          77,200
Hartford Life, Inc., Class A  ....        200           9,062
PAULA Financial* .................        100           2,300
United Healthcare Corp. ..........     65,400       3,249,563
                                                 -------------
                                                    3,338,125
                                                 -------------
REAL ESTATE (0.0%)
Franchise Mortgage Acceptance
 Co.* ............................      1,100          20,213
Starwood Lodging Trust ...........        900          52,087
                                                 -------------
                                                       72,300
                                                 -------------
UTILITY--TELEPHONE (2.4%)
Cincinnati Bell, Inc. ............     11,000         341,000
MCI Communications Corp. .........     49,600       2,123,500
                                                 -------------
                                                    2,464,500
                                                 -------------
 TOTAL CREDIT SENSITIVE ..........                 10,923,631
                                                 -------------
DIVERSIFIED (5.2%)
MISCELLANEOUS (5.2%)
Tyco International Ltd. ..........    116,637       5,255,947
                                                 -------------
ENERGY (1.4%)
OIL--INTERNATIONAL (0.2%)
Diamond Offshore Drilling, Inc.  .      4,500         216,562
                                                 -------------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Cooper Cameron Corp. .............      4,200         256,200
Dril-Quip, Inc. ..................        400          14,050
Input/Output, Inc.* ..............      1,500          44,531

                                       18

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
Noble Drilling Corp. .............       6,300    $   192,938
Veritas DGC, Inc. ................         700         27,650
Weatherford Enterra, Inc. ........       2,300        100,625
                                                --------------
                                                      635,994
                                                --------------
RAILROADS (0.6%)
Kansas City Southern Industries,
 Inc..............................      17,600        558,800
                                                --------------
 TOTAL ENERGY ....................                  1,411,356
                                                --------------
TECHNOLOGY (30.3%)
ELECTRONICS (16.3%)
Adobe Systems, Inc. ..............         100          4,125
Affiliated Computer Services,
 Inc., Class A* ..................      11,800        310,488
Altera Corp.* ....................      10,600        351,125
Aspen Technologies, Inc. .........         600         20,550
Autodesk, Inc. ...................       3,850        142,450
BMC Software, Inc.* ..............      48,800      3,202,500
Cadence Design Systems, Inc.*  ...     114,490      2,805,005
Computer Associates
 International, Inc. .............      91,900      4,859,212
Dassault Systems S.A. (ADR)  .....         700         21,612
International Manufacturing
 Services, Inc., Class A* ........         300          2,175
J.D. Edwards & Co.* ..............         300          8,850
Micro Warehouse, Inc.*............      23,500        327,531
Microsoft Corp.*..................      22,400      2,895,200
SAP Aktiengesellschaft+ ..........         300         31,800
Scopus Technology, Inc.*..........       7,800         93,600
Security Dynamics Technologies,
 Inc.* ...........................         400         14,300
Sun Microsystems, Inc.*...........      12,600        502,425
Synopsys, Inc.*...................       7,900        282,425
Technology Solutions Co.*.........      21,400        564,425
Transaction Systems Architechs,
 Inc., Class A* ..................         300         11,400
Xilinx, Inc.*.....................       3,500        122,719
                                                --------------
                                                   16,573,917
                                                --------------
OFFICE EQUIPMENT (9.5%)
Cisco Systems, Inc.* .............      83,550      4,657,912
Compaq Computer Corp. ............       4,600        259,613
Corporate Express, Inc.* .........      43,400        558,775
DST Systems, Inc.* ...............       3,500        149,406
Danka Business Systems plc (ADR)        37,100        591,281
Oracle Corp.*.....................     156,812      3,498,868
                                                --------------
                                                    9,715,855
                                                --------------
OFFICE EQUIPMENT SERVICES (1.0%)
Cognicase, Inc.* .................         100          1,213
U.S. Office Products Co.* ........      49,950        980,269
                                                --------------
                                                      981,482
                                                --------------

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
----------------------------------- ----------- --------------
TELECOMMUNICATIONS (3.5%)
American Communications Services,
 Inc.* ...........................       3,300    $    42,281
Aspect Telecommunications Corp.*         1,000         20,875
Brooks Fiber Properties, Inc.* ...       1,800         99,000
Century Telephone Enterprises,
 Inc. ............................       9,200        458,275
China Telecom (Hong Kong) Ltd.
 (ADR)*...........................         600         20,138
Concord Communications, Inc.* ....         100          2,075
Excel Switching Corp.* ...........         200          3,575
Inter-Tel, Inc. ..................       5,100         98,813
ITC DeltaCom, Inc.* ..............         300          4,950
LCI International, Inc.* .........      17,000        522,750
Loral Space & Communications* ....      17,400        373,013
Lucent Technologies, Inc. ........       2,700        215,663
Microcell Telecommunications,
 Inc., Class B (Non Voting)*  ....         900          6,075
Network Solutions, Inc., Class
 A*...............................         100          1,312
NEXTLINK Communications, Inc.,
 Class A* ........................       2,600         55,413
NICE-Systems Ltd. (ADR) ..........         200          8,400
Qwest Communications
 International, Inc.* ............         100          5,950
Tel-Save Holdings, Inc.* .........       1,000         19,875
Teleport Communications Group,
 Inc., Class A* ..................       1,700         93,287
TeleSpectrum Worldwide, Inc.* ....       2,300          8,337
Teligent, Inc., Class A* .........         300          7,387
Worldcom, Inc.* ..................      50,200      1,518,550
                                                --------------
                                                    3,585,994
                                                --------------
 TOTAL TECHNOLOGY ................                 30,857,248
                                                --------------
TOTAL COMMON STOCKS (92.6%)
 (Cost $94,430,684) ..............                 94,283,940
                                                --------------
PREFERRED STOCKS:
TECHNOLOGY (2.0%)
ELECTRONICS (2.0%)
SAP AG (Non Voting)
 (Cost $1,694,828) ...............       6,410      2,081,615
                                                --------------
                                     Principal
                                      Amount
                                   ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (7.8%)
 Federal Home Loan Bank (Discount
 Note), 1/2/98 (Amortized Cost
 $7,898,958) .....................  $7,900,000      7,898,958

TOTAL INVESTMENTS (102.4%)
 (Cost/Amortized
 Cost $104,024,470) ..............                104,264,513
OTHER ASSETS
 LESS LIABILITIES (-2.4%) ........                 (2,447,270)
                                                --------------
NET ASSETS (100%) ................               $101,817,243
                                                ==============

*     Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $31,800 or 0.03% of net assets.
# Securities (totaling $10,500 or 0.01% of net assets) valued at fair value.
      Glossary:
      ADR--American Depositary Receipt
      ADS--American Depositary Share

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                          LOCAL
                                        CONTRACT      COST ON      U.S.$
                                         AMOUNT     ORIGINATION   CURRENT     UNREALIZED
                                         (000'S)       DATE        VALUE    (DEPRECIATION)
                                       ---------- -------------  --------- --------------
FOREIGN CURRENCY BUY CONTRACTS
German Mark, expiring 1/6/98 .........     177        $98,784     $98,232       $(552)
Netherlands Guilder, expiring 1/6/98        25         12,231      12,158         (73)
                                                                           --------------
                                                                                $(625)
                                                                           ==============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $144,741,805
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      50,090,386

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $  6,292,508
Aggregate gross unrealized depreciation      (6,261,782)
                                          -------------
Net unrealized appreciation..............  $     30,726
                                          =============
Federal income tax cost of investments  .  $104,233,787
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $23,803,563, which was secured by collateral valued at $24,156,300.


























                       See Notes to Financial Statements

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
COMMON STOCKS:
BASIC MATERIALS (4.9%)
CHEMICALS (1.8%)
Air Products & Chemicals, Inc.  ..    10,400      $   855,400
E.I. Du Pont de Nemours & Co. ....    11,100          666,694
Praxair, Inc. ....................    13,400          603,000
                                                --------------
                                                    2,125,094
                                                --------------
CHEMICALS--SPECIALTY (1.0%)
Cytec Industries, Inc.*...........    23,900        1,121,806
                                                --------------
PAPER (2.1%) .....................
Kimberly Clark Corp. .............    36,900        1,819,632
Stone Container Corp.* ...........    63,500          662,781
                                                --------------
                                                    2,482,413
                                                --------------
 TOTAL BASIC MATERIALS ...........                  5,729,313
                                                --------------
BUSINESS SERVICES (6.6%)
ENVIRONMENTAL CONTROL (1.1%)
Browning-Ferris Industries, Inc.      34,500        1,276,500
                                                --------------
PRINTING, PUBLISHING, BROADCASTING (1.1%)
Clear Channel Communications,
 Inc.* ...........................     8,800          699,050
Intermedia Communications of
 Florida, Inc.* ..................     9,000          546,750
                                                --------------
                                                    1,245,800
                                                --------------
PROFESSIONAL SERVICES (3.7%)
Accustaff, Inc.*..................    13,900          319,700
Cendant Corp.* ...................    76,711        2,636,935
Compuware Corp.* .................    41,900        1,340,800
                                                --------------
                                                    4,297,435
                                                --------------
TRUCKING, SHIPPING (0.7%)
Newport News Shipbuilding, Inc. ..    34,300          872,506
                                                --------------
 TOTAL BUSINESS SERVICES .........                  7,692,241
                                                --------------
CAPITAL GOODS (4.6%)
AEROSPACE (2.9%)
Lockheed Martin Corp. ............    10,100          994,850
United Technologies Corp. ........    32,100        2,337,281
                                                --------------
                                                    3,332,131
                                                --------------
ELECTRICAL EQUIPMENT (1.2%)
Cooper Industries, Inc. ..........    19,100          935,900
Teradyne, Inc.* ..................    15,100          483,200
                                                --------------
                                                    1,419,100
                                                --------------
MACHINERY (0.5%)
American Standard Cos., Inc.* ....    16,800          643,650
                                                --------------
 TOTAL CAPITAL GOODS .............                  5,394,881
                                                --------------
CONSUMER CYCLICALS (7.5%)
APPAREL & TEXTILES (0.4%)
Gymboree Corp.* ..................     9,700          265,538
Reebok International Ltd.*  ......     5,000          144,062
                                                --------------
                                                      409,600
                                                --------------
AUTO RELATED (0.2%)
Kwik-Fit Holdings plc.............    39,500          229,134
                                                --------------
FOOD SERVICES, LODGING (1.0%)
Hilton Hotels Corp. ..............    13,900          413,525
Host Marriott Corp.* .............    30,900          606,413
Jarvis Hotels plc ................    80,500          198,429
                                                --------------
                                                    1,218,367
                                                --------------

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------ ---------- --------------
HOUSEHOLD FURNITURE, APPLIANCES (0.1%)
Sony Corp. .......................     1,500      $   133,359
                                                --------------
PHOTO & OPTICAL (0.6%)
Canon, Inc. ......................    32,000          745,583
                                                --------------
RETAIL--GENERAL (5.2%)
CVS Corp. ........................    20,600        1,319,687
Fred Meyer, Inc.* ................    18,100          658,387
Home Depot, Inc. .................    27,700        1,630,838
Office Depot, Inc.* ..............    33,000          789,938
Rite Aid Corp. ...................    27,700        1,625,644
                                                --------------
                                                    6,024,494
                                                --------------
 TOTAL CONSUMER CYCLICALS ........                  8,760,537
                                                --------------
CONSUMER NON-CYCLICALS (20.6%)  ..
BEVERAGES (2.5%)
Brahma (ADR) .....................    50,500          716,469
Coca Cola Co. ....................    33,300        2,218,612
                                                --------------
                                                    2,935,081
                                                --------------
DRUGS (4.2%)
Bristol-Myers Squibb Co. .........    34,000        3,217,250
Cardinal Health, Inc. ............    13,800        1,036,725
Novartis AG (Registered)..........       300          486,820
Sankyo Co. .......................     9,000          203,487
                                                --------------
                                                    4,944,282
                                                --------------
FOODS (0.8%)
Earthgrains Co. ..................     3,500          164,500
McCormick & Co., Inc.
 (Non Voting).....................    27,400          767,200
                                                --------------
                                                      931,700
                                                --------------
HOSPITAL SUPPLIES & SERVICES (2.8%)
Boston Scientific Corp.* .........    21,100          967,963
Healthsouth Corp.* ...............    46,459        1,289,243
Tenet Healthcare Corp.* ..........    30,000          993,750
Uromed Corp.* ....................     2,500            8,828
                                                --------------
                                                    3,259,784
                                                --------------
RETAIL--FOOD (0.6%)
Safeway, Inc.* ...................    10,800          683,100
                                                --------------
SOAPS & TOILETRIES (7.5%)
Clorox Co. .......................    11,200          885,500
Colgate Palmolive Co. ............    37,700        2,770,950
Dial Corp. .......................    10,700          222,694
Gillette Co. .....................    22,700        2,279,931
Procter & Gamble Co. .............    25,400        2,027,237
Revlon, Inc., Class A* ...........    16,800          593,250
                                                --------------
                                                    8,779,562
                                                --------------
TOBACCO (2.2%)
Philip Morris Cos., Inc. .........    55,800        2,528,438
                                                --------------
 TOTAL CONSUMER NON-CYCLICALS ....                 24,061,947
                                                --------------
CREDIT SENSITIVE (25.0%)
BANKS (6.0%)
BankBoston Corp. .................     8,900          836,044
Chase Manhattan Corp. ............    11,300        1,237,350
Comerica, Inc. ...................    13,600        1,227,400
Fleet Financial Group, Inc.  .....    16,600        1,243,962
PNC Bank Corp. ...................    15,400          878,763
Union Planters Corp. .............     8,500          577,469
Wells Fargo & Co. ................     2,900          984,369
                                                --------------
                                                    6,985,357
                                                --------------

                                       21

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------  ------------ --------------
FINANCIAL SERVICES (7.1%)
Advanta Corp., Class B ...........     4,200      $   106,575
American Express Co. .............     6,200          553,350
Associates First Capital Corp.,
 Class A .........................     6,800          483,650
CIT Group, Inc., Class A* ........     2,900           93,525
Conseco, Inc. ....................    40,100        1,822,044
CoreStates Financial Corp.  ......    12,400          992,775
Fannie Mae .......................    22,800        1,301,025
First Data Corp. .................    37,700        1,102,725
Franklin Resources, Inc. .........     5,500          478,156
Merrill Lynch & Co. ..............    10,600          773,137
Morgan Stanley Dean Witter
 Discover & Co. ..................    10,500          620,813
                                                --------------
                                                    8,327,775
                                                --------------
INSURANCE (9.6%)
Allstate Corp. ...................    12,250        1,113,219
Chubb Corp. ......................    12,400          937,750
CIGNA Corp. ......................     6,700        1,159,519
FPIC Insurance Group, Inc.*  .....     1,600           46,600
Hartford Financial Services
 Group, Inc. .....................    15,500        1,450,219
Lincoln National Corp. ...........    11,300          882,812
Penncorp Financial Group, Inc.  ..    10,800          385,425
Reliastar Financial Corp. ........    18,462          760,404
Skandia Forsakrings AB ...........    20,100          948,053
Travelers Group, Inc. ............    20,200        1,088,275
United Healthcare Corp. ..........    49,600        2,464,500
                                                --------------
                                                   11,236,776
                                                --------------
REAL ESTATE (0.0%)
Wharf Holdings Ltd. ..............     6,000           13,162
                                                --------------
UTILITY--ELECTRIC (0.5%)
CalEnergy Co., Inc.* .............    18,400          529,000
                                                --------------
UTILITY--TELEPHONE (1.8%)
MCI Communications Corp. .........    17,800          762,063
Sprint Corp. .....................    23,100        1,354,238
                                                --------------
                                                    2,116,301
                                                --------------
 TOTAL CREDIT SENSITIVE ..........                 29,208,371
                                                --------------
DIVERSIFIED (3.1%)
MISCELLANEOUS (3.1%)
Tyco International Ltd. ..........    79,487        3,581,874
                                                --------------
ENERGY (5.1%)
OIL--DOMESTIC (1.4%)
Chevron Corp. ....................     6,300          485,100
USX-Marathon Group, Inc. .........    34,100        1,150,875
                                                --------------
                                                    1,635,975
                                                --------------
OIL--INTERNATIONAL (1.5%)
British Petroleum Co. plc (ADR) ..    21,451        1,709,376
                                                --------------
OIL--SUPPLIES & CONSTRUCTION (0.8%)
Baker Hughes, Inc. ...............    21,600          942,300
                                                --------------

                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
----------------------------------- ----------- --------------
RAILROADS (1.4%)
Burlington Northern Santa Fe
 Corp. ...........................    11,600      $ 1,078,075
Wisconsin Central Transport
 Corp.* ..........................    23,800          556,325
                                                --------------
                                                    1,634,400
                                                --------------
 TOTAL ENERGY ....................                  5,922,051
                                                --------------
TECHNOLOGY (18.9%)
ELECTRONICS (12.2%)
Adobe Systems, Inc. ..............    11,300          466,125
Analog Devices, Inc.* ............    17,100          473,456
BMC Software, Inc.* ..............    20,700        1,358,437
Cadence Design Systems, Inc.*  ...    48,800        1,195,600
Computer Associates
 International, Inc. .............    29,750        1,573,031
Electronic Arts, Inc.* ...........    29,900        1,130,594
HBO & Co. ........................    33,000        1,584,000
Intel Corp. ......................    29,300        2,058,325
Microsoft Corp.* .................    23,300        3,011,525
Sun Microsystems, Inc.* ..........    17,300          689,838
Sybase, Inc.* ....................    20,100          267,581
Synopsys, Inc.* ..................    13,300          475,475
                                                --------------
                                                   14,283,987
                                                --------------
OFFICE EQUIPMENT (4.1%)
Cisco Systems, Inc.* .............    21,900        1,220,925
Compaq Computer Corp. ............    34,000        1,918,875
Oracle Corp.* ....................    73,900        1,648,894
                                                --------------
                                                    4,788,694
                                                --------------
TELECOMMUNICATIONS (2.6%)
Alcatel Alsthom (ADR) ............    48,500        1,227,656
Aspect Telecommunications Corp.*      29,900          624,162
Brooks Fiber Properties, Inc.*  ..     6,400          352,000
Worldcom, Inc.* ..................    25,400          768,350
                                                --------------
                                                    2,972,168
                                                --------------
 TOTAL TECHNOLOGY ................                 22,044,849
                                                --------------
TOTAL COMMON STOCKS (96.3%)
  (Cost $110,820,311) ............                112,396,064
                                                --------------
                                     Principal
                                        Amount
                                   ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.6%)
Federal Home Loan Bank
 (Discount Note), 1/2/98
 (Amortized Cost $6,599,129)  ....  $6,600,000      6,599,129
                                                --------------
TOTAL INVESTMENTS (101.9%)
 (Cost/Amortized Cost
 $117,419,440) ...................                118,995,193
OTHER ASSETS
 LESS LIABILITIES (-1.9%) ........                 (2,240,729)
                                                --------------
NET ASSETS (100%) ................               $116,754,464
                                                ==============

------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                          LOCAL
                                        CONTRACT      COST ON       U.S.$
                                         AMOUNT     ORIGINATION    CURRENT     UNREALIZED
                                         (000'S)       DATE         VALUE     APPRECIATION
                                       ---------- -------------  ---------- --------------
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, expiring 1/6/98-1/7/98     20,388      $157,114     $156,262        $852
                                                                            ==============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $135,333,845
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      24,620,237

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation   $   5,954,527
Aggregate gross unrealized depreciation      (4,666,244)
                                          -------------
Net unrealized appreciation..............  $  1,288,283
                                          =============
Federal income tax cost of investments  .  $117,706,910
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $20,906,732, which was secured by collateral valued at $21,263,500.




















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER        VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------  ----------- --------------
COMMON STOCKS:
BASIC MATERIALS (5.3%)
CHEMICALS (2.4%)
Bayer AG (ADR) ...................    2,348       $   87,754
Dow Chemical Co. .................    1,400          142,100
E.I. Du Pont de Nemours & Co. ....    4,104          246,497
Eastman Chemical Co. .............    2,253          134,194
                                               --------------
                                                     610,545
                                               --------------
METALS & MINING (0.5%)
Phelps Dodge Corp. ...............    2,200          136,950
                                               --------------
PAPER (2.3%)
Chesapeake Corp...................    1,172           40,288
Kimberly Clark Corp. .............    4,111          202,724
Temple-Inland, Inc. ..............    2,200          115,087
Weyerhaeuser Co. .................    5,085          249,483
                                               --------------
                                                     607,582
                                               --------------
STEEL (0.1%)
Carpenter Technology Corp.........      293           14,082
                                               --------------
 TOTAL BASIC MATERIALS ...........                 1,369,159
                                               --------------
BUSINESS SERVICES (2.0%)
ENVIRONMENTAL CONTROL (0.5%)
Browning-Ferris Industries, Inc.      3,464          128,168
                                               --------------
PRINTING, PUBLISHING,
 BROADCASTING (0.9%)
Comcast Corp., Class A Special  ..    4,220          133,194
McGraw Hill Cos., Inc. ...........    1,594          117,956
                                               --------------
                                                     251,150
                                               --------------
PROFESSIONAL SERVICES (0.6%)
Pitney Bowes, Inc.................    1,667          149,926
                                               --------------
 TOTAL BUSINESS SERVICES .........                   529,244
                                               --------------
CAPITAL GOODS (5.5%)
AEROSPACE (1.3%)
Boeing Co. .......................    3,813          186,599
Lockheed Martin Corp. ............    1,076          105,986
Northrop Grumman Corp. ...........      491           56,465
                                               --------------
                                                     349,050
                                               --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.8%)
Lowe's Cos., Inc. ................    3,227          153,888
PPG Industries, Inc. .............      842           48,099
                                               --------------
                                                     201,987
                                               --------------
ELECTRICAL EQUIPMENT (2.1%)
Cooper Industries, Inc. ..........    2,648          129,752
Emerson Electric Co. .............    3,552          200,466
General Electric Co. .............    1,369          100,450
Siebe plc ........................    5,500          108,006
                                               --------------
                                                     538,674
                                               --------------
MACHINERY (1.3%)
Caterpillar, Inc..................    3,520          170,940
Deere & Co. ......................    2,619          152,720
                                               --------------
                                                     323,660
                                               --------------
 TOTAL CAPITAL GOODS .............                 1,413,371
                                               --------------

                                     NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- --------------
CONSUMER CYCLICALS (4.4%)
AIRLINES (0.8%)
Delta Airlines, Inc. .............    1,662       $  197,778
                                               --------------
AUTO RELATED (1.2%)
Michelin, Class B (Registered) ...    2,734          137,643
TRW Inc. .........................    3,032          161,833
                                               --------------
                                                     299,476
                                               --------------
AUTOS & TRUCKS (1.1%)
Chrysler Corp. ...................    4,413          155,283
Ford Motor Co. ...................    2,901          141,242
                                               --------------
                                                     296,525
                                               --------------
PHOTO & OPTICAL (0.6%)
Eastman Kodak Co. ................    2,367          143,943
                                               --------------
RETAIL--GENERAL (0.7%)
May Department Stores Co..........      500           26,344
Toys-R-Us, Inc.* .................    5,687          178,785
                                               --------------
                                                     205,129
                                               --------------
 TOTAL CONSUMER CYCLICALS ........                 1,142,851
                                               --------------
CONSUMER NON-CYCLICALS (9.7%)
BEVERAGES (1.7%)
Anheuser-Busch Cos., Inc. ........    3,427          150,788
PepsiCo, Inc. ....................    3,946          143,782
Whitman Corp. ....................    5,290          137,871
                                               --------------
                                                     432,441
                                               --------------
DRUGS (4.0%)
American Home Products Corp. .....    3,427          262,166
Bristol-Myers Squibb Co. .........    2,248          212,716
Johnson & Johnson ................    2,217          146,045
Merck & Co., Inc. ................    1,955          207,719
Pharmacia & Upjohn, Inc. .........    5,868          214,916
                                               --------------
                                                   1,043,562
                                               --------------
FOODS (1.4%)
Dole Food Co......................      730           33,397
General Mills, Inc. ..............    2,544          182,214
Quaker Oats Co. ..................      500           26,375
Sara Lee Corp. ...................    1,853          104,347
                                               --------------
                                                     346,333
                                               --------------
HOSPITAL SUPPLIES & SERVICES (0.9%)
Baxter International, Inc.........    4,694          236,754
                                               --------------
SOAPS & TOILETRIES (0.6%)
Colgate Palmolive Co. ............    2,200          161,700
                                               --------------
TOBACCO (1.1%)
Philip Morris Cos., Inc. .........    6,061          274,639
                                               --------------
 TOTAL CONSUMER NON-CYCLICALS ....                 2,495,429
                                               --------------
CREDIT SENSITIVE (22.0%)
BANKS (8.7%)
Banc One Corp. ...................    4,500          244,406
BankBoston Corp. .................    1,174          110,283
Bankers Trust New York Corp.  ....    1,076          120,983
Crestar Financial Corp. ..........      920           52,440
First Chicago NBD Corp. ..........    2,583          215,681
First of America Bank Corp.  .....      881           67,947
First Union Corp. ................    3,325          170,406

                                       24

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                    OF SHARES      (NOTE 1)
---------------------------------  ----------- --------------
Firstar Corp. ....................      881       $   37,387
Fleet Financial Group, Inc.  .....    2,885          216,195
J.P. Morgan & Co. ................    1,350          152,381
KeyCorp ..........................    1,037           73,433
Mercantile Bancorp, Inc. .........    1,200           73,800
Nationsbank Corp. ................    3,227          196,242
Norwest Corp. ....................    3,227          124,643
PNC Bank Corp. ...................    3,891          222,030
Synovus Financial Corp. ..........    2,344           76,766
Washington Mutual, Inc. ..........    1,500           95,719
                                               --------------
                                                   2,250,742
                                               --------------
FINANCIAL SERVICES (0.6%)
Beneficial Corp...................      784           65,170
Fannie Mae .......................    1,760          100,430
                                               --------------
                                                     165,600
                                               --------------
INSURANCE (3.0%)
American General Corp.............    3,625          195,977
Aon Corp. ........................    2,592          151,956
CIGNA Corp. ......................      800          138,450
Hartford Financial Services
 Group, Inc. .....................    1,757          164,389
United Healthcare Corp. ..........    2,744          136,342
                                               --------------
                                                     787,114
                                               --------------
REAL ESTATE (0.8%)
Duke Realty Investment, Inc. .....    2,151           52,162
Equity Residential Property
 Trust............................    1,867           94,400
Starwood Lodging Trust ...........      900           52,087
                                               --------------
                                                     198,649
                                               --------------
UTILITY--ELECTRIC (2.5%)
Baltimore Gas & Electric Co. .....    1,174           39,989
Cinergy Corp. ....................    1,174           44,979
Dominion Resources, Inc. .........    2,144           91,254
Duke Energy Corp. ................    3,268          180,966
OGE Energy Corp. .................    1,667           91,164
Potomac Electric Power Co.  ......    2,858           73,772
Southern Co. .....................    4,622          119,594
                                               --------------
                                                     641,718
                                               --------------
UTILITY--GAS (1.0%)
Enron Corp. ......................    3,400          141,312
Pacific Enterprises ..............    3,188          119,949
                                               --------------
                                                     261,261
                                               --------------
UTILITY--TELEPHONE (5.4%)
Ameritech Corp....................    2,248          180,964
AT&T Corp. .......................    2,353          144,121
Bell Atlantic Corp. ..............    2,191          199,381
Bellsouth Corp. ..................    3,518          198,108
Cincinnati Bell, Inc. ............    2,700           83,700
GTE Corp. ........................    2,700          141,075
SBC Communications, Inc. .........    3,304          242,018
Sprint Corp. .....................    3,315          194,342
                                               --------------
                                                   1,383,709
                                               --------------
 TOTAL CREDIT SENSITIVE ..........                 5,688,793
                                               --------------
DIVERSIFIED (1.1%)
MISCELLANEOUS (1.1%)
Fortune Brands, Inc. .............    3,520          130,460

                                     NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- --------------
Minnesota Mining & Manufacturing
 Co. .............................    1,958       $  160,678
                                               --------------
 TOTAL DIVERSIFIED ...............                   291,138
                                               --------------
ENERGY (7.4%)
OIL--DOMESTIC (3.3%)
Amoco Corp. ......................    2,755          234,519
Exxon Corp. ......................    4,313          263,902
Mobil Corp. ......................    3,483          251,429
Sonat, Inc. ......................    2,400          109,800
                                               --------------
                                                     859,650
                                               --------------
OIL--INTERNATIONAL (2.3%)
British Petroleum Co. plc (ADR) ..    3,033          241,692
Elf Aquitaine S.A. (ADR) .........    3,049          178,747
Total S.A. (ADR) .................    3,129          173,660
                                               --------------
                                                     594,099
                                               --------------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Dresser Industries, Inc. .........    1,188           49,822
                                               --------------
RAILROADS (1.6%)
Burlington Northern Santa Fe
 Corp.............................    1,662          154,462
CSX Corp. ........................    2,246          121,284
Union Pacific Corp. ..............    2,151          134,303
                                               --------------
                                                     410,049
                                               --------------
 TOTAL ENERGY ....................                 1,913,620
                                               --------------
TECHNOLOGY (3.7%)
ELECTRONICS (1.6%)
Computer Associates
 International, Inc. .............    2,102          111,143
Intel Corp. ......................    2,153          151,248
Texas Instruments, Inc. ..........    3,685          165,825
                                               --------------
                                                     428,216
                                               --------------
OFFICE EQUIPMENT (2.1%)
Hewlett Packard Co. ..............    2,944          184,000
International Business Machines
 Corp. ...........................    1,858          194,277
Xerox Corp. ......................    2,060          152,054
                                               --------------
                                                     530,331
                                               --------------
 TOTAL TECHNOLOGY ................                   958,547
                                               --------------
TOTAL COMMON STOCKS (61.1%) (Cost
 $15,020,127) ....................                15,802,152
                                               --------------
PREFERRED STOCKS:
CREDIT SENSITIVE (0.2%)
FINANCIAL SERVICES (0.2%)
K-Mart Financing..................      439           22,663
Webster Capital Corp.,
 Series A*........................       40           39,951
                                               --------------
TOTAL PREFERRED STOCKS (0.2%)
 (Cost $64,044)...................                    62,614
                                               --------------
CONVERTIBLE PREFERRED STOCKS:
BASIC MATERIALS (0.2%)
METALS & MINING (0.2%)
Freeport-McMoran Copper
 & Gold, Inc. (Cost $62,112) .....    2,348           50,922
                                               --------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        PRINCIPAL      VALUE
                                         AMOUNT       (NOTE 1)
------------------------------        -----------  -------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.2%)
CHEMICALS (0.2%)
Solutia, Inc. 6.72%, 10/15/37          $   55,000     $ 55,758
                                                   -------------

BUSINESS SERVICES (0.4%)
PRINTING, PUBLISHING,
 BROADCASTING (0.4%)
News America Holdings, Inc.  ..
 7.70%, 10/30/25 ..............            35,000       36,149
 7.75%, 12/1/45 ...............            60,000       62,670
                                                   -------------
 TOTAL BUSINESS SERVICES  .....                         98,819
                                                   -------------
CAPITAL GOODS (0.3%)
BUILDING MATERIALS & FOREST
 PRODUCTS (0.2%)
Noranda, Inc. 8.00%, 6/1/03  ..            40,000       42,432
                                                   -------------
ELECTRICAL EQUIPMENT (0.1%)
Raytheon Co. 6.45%, 8/15/02  ..            35,000       35,206
                                                   -------------
 TOTAL CAPITAL GOODS ..........                         77,638
                                                   -------------
CONSUMER CYCLICALS (0.7%)
AIRLINES (0.2%)
Continental Airlines, Inc.,
 Class 4C 6.80%, 7/2/07 .......            50,000       50,336
                                                   -------------
LEISURE RELATED (0.5%)
Time Warner, Inc.
 8.375%, 7/15/33 ..............           110,000      126,287
                                                   -------------
 TOTAL CONSUMER CYCLICALS  ....                        176,623
                                                   -------------
CONSUMER NON-CYCLICALS (0.2%)
TOBACCO (0.2%)
Philip Morris Cos., Inc.
 7.125%, 10/1/04 ..............            10,000       10,347
 7.75%, 1/15/27 ...............            50,000       54,430
                                                   -------------
 TOTAL CONSUMER NON-CYCLICALS                           64,777
                                                   -------------
CREDIT SENSITIVE (29.4%)
BANKS (1.3%)
Bancomext Trust 8.00%, 8/5/03 .            75,000       72,261
Long Island Savings Bank
 7.00%, 6/13/02................            60,000       61,487
Merita Bank Ltd. 6.50%,
 1/15/06 ......................            65,000       64,559
Nationsbank Corp. 6.50%,
 8/15/03 ......................            65,000       65,655
Peoples Bank of Bridgeport
 (Conn.) 7.20%, 12/1/06........            50,000       51,047
Societe Generale Paris 7.85%,
 4/29/49 +[section] (e)........            15,000       16,287
                                                   -------------
                                                       331,296
                                                   -------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (0.8%)
Commercial Mortgage Acceptance
 Corp.
 Series 97-ML1, Class A2,
  6.53%, 12/15/30..............            20,000       20,175
 Series 97-ML1, Class A3,
  6.57%, 12/15/30..............            50,000       50,422

                                       PRINCIPAL      VALUE
                                         AMOUNT      (NOTE 1)
-------------------------------       ------------ ------------
 Series 97-MLI, Class D,
  7.0576%, 12/15/10 ...........        $   15,000     $ 15,019
Federal Home Loan Mortgage
 Corp., Series 25, Class B,
 6.50%, 12/25/08 ..............            20,000       19,992
First Union-Lehman Brothers
 Series 97-C2, Class D,
  7.12%, 11/18/12
  (Pass Through)...............            30,000       29,883
 Series 97-C2, Class A3,
  6.65%, 6/18/08
  (Pass Through)...............            30,000       30,272
General Motors Acceptance
 Corp., Series 97-C2, Class
 A1, 6.45%, 4/15/29............            30,000       30,042
                                                   -------------
                                                       195,805
                                                   -------------
FINANCIAL SERVICES (1.0%)
Commercial Credit Corp.
 7.75%, 3/1/05.................            25,000       26,740
Lehman Brothers Holdings, Inc.
 6.625%, 11/15/00..............            70,000       70,577
 6.50%, 10/1/02................            85,000       85,203
Pindo Deli Fin Mauritius
 10.75%, 10/1/07 +[section] ...             7,000        5,985
The Money Store, Inc.
 8.05%, 4/15/02................            65,000       67,342
                                                   -------------
                                                       255,847
                                                   -------------
FOREIGN GOVERNMENT (3.9%)
Central Bank of the
 Philippines, Series B, FL,
 6.50%, 12/1/17................            50,000       40,182
Government of France
 6.75%, 10/25/03...............  FRF      276,000       50,183
 5.50%, 10/25/07...............         1,400,000      235,689
Government of New Zealand
 8.00%, 4/15/04................  NZD       78,000       47,181
Government of Russia PO,
 0.00%, 12/15/20 TBA ..........        $   15,000        9,300
Province of Quebec
 7.50%, 7/15/02 TBA ...........            50,000       52,447
Republic of Argentina FL,
 5.6875%, 4/1/01 ..............            95,000       93,100
Republic of Germany,
 Series 97
 6.50%, 7/4/27.................  DEM      315,000      188,851
Republic of Peru FL, PDI
 4.00%, 3/7/17.................          $182,000      118,935
Republic of Poland FL, PDI
 4.00%, 10/27/14 (e)...........            57,000       49,333
Republic of South Africa
 13.00%, 8/31/10...............  ZAR      567,000      110,989
                                                   -------------
                                                       996,190
                                                   -------------
GENERAL OBLIGATIONS (0.3%)
New Jersey Economic
 Development Authority,
 Series A 7.425%, 2/15/29  ....          $ 65,000       72,184
                                                   -------------
INSURANCE (0.6%)
American General Finance Corp.
 5.70%, 2/7/01.................            50,000       49,431

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        PRINCIPAL      VALUE
                                         AMOUNT       (NOTE 1)
---------------------------------     -----------  -------------
American General Institutional
 Capital Corp., Class B
 8.125%, 3/15/46 +Section  ....        $   15,000    $   16,639
Southern Investments Capital
 Trust 6.80%, 12/1/06..........            50,000        50,494
Travelers Property & Casualty,
 Inc. 6.75%, 4/15/01...........            50,000        50,875
                                                   -------------
                                                        167,439
                                                   -------------
REAL ESTATE (0.5%)
Avalon Properties, Inc.
 6.875%, 12/15/07..............            25,000        25,055
Chelsea GCA Realty Properties
 7.25%, 10/21/07...............            50,000        50,537
Omega Healthcare Investors,
 Inc. 6.95%, 8/1/07............            50,000        49,832
                                                   -------------
                                                        125,424
                                                   -------------
U.S. GOVERNMENT (12.3%)
U.S. Treasury Bond 6.375%,
 8/15/27.......................           585,000       616,992
U.S. Treasury Note
 5.625%, 10/31/99..............           260,000       259,756
 5.625%, 11/30/99..............           230,000       229,856
 6.25%, 6/30/02................           105,000       107,166
 6.00%, 7/31/02................           119,000       120,302
 6.25%, 8/31/02 ...............         1,150,000     1,174,079
 5.875%, 9/30/02...............            10,000        10,063
 5.75%, 10/31/02...............           265,000       265,414
 5.75%, 11/30/02...............           100,000       100,125
 7.00%, 7/15/06................           100,000       108,000
 6.625%, 5/15/07...............            90,000        95,316
 6.125%, 8/15/07...............            85,000        87,391
                                                   -------------
                                                      3,174,460
                                                   -------------
U.S. GOVERNMENT AGENCIES (7.0%)
Federal Home Loan Mortgage
 Corp. 8.50%, 6/1/27 ..........            35,350        36,974
Federal National Mortgage
 Corp.
 7.00%, 10/1/12 ...............            44,551        45,303
 7.00%, 11/1/12 ...............            64,350        65,437
 9.00%, 8/1/26 ................           355,877       378,564
Government National Mortgage
 Association
 7.125%, 4/20/23 ARM ..........            23,546        24,284
 5.50%, 7/20/23 ARM ...........            24,603        25,262
 7.125%, 8/20/23 ARM...........            46,941        48,198
 7.375%, 5/20/24 ARM ..........            23,018        23,729
 6.00%, 9/20/24 ARM ...........            45,902        47,103
 7.00%, 9/15/25 ...............            74,251        74,970
 7.00%, 12/15/25 ..............            68,300        68,961
 7.50%, 12/15/26 ..............           144,326       148,113
 7.00%, 7/15/27 ...............            54,852        55,367
 8.50%, 7/15/27 ...............            53,752        56,524
 5.50%, 10/10/27 ARM ..........            32,661        32,662
 7.50%, 10/15/27 ..............           146,227       150,039
 7.00%, 11/15/27 ..............           200,704       202,589
 5.50%, 2/16/28 ARM, TBA ......           295,000       295,460
 5.50%, 3/15/28 ARM, TBA ......            45,000        45,070
                                                   -------------
                                                      1,824,609
                                                   -------------

                                       PRINCIPAL      VLAUE
                                        AMOUNT       (NOTE 1)
--------------------------------     ------------- -------------
UTILITY--ELECTRIC (1.6%)
Arizona Public Service Co.
 6.75%, 11/15/06 ..............        $   50,000    $   50,139
Baltimore Gas & Electric Co.
 6.90%, 2/1/05 ................            50,000        51,500
CalEnergy Co., Inc. 7.63%,
 10/15/07 .....................            40,000        40,369
Illinova Corp. 7.125%, 2/1/04              70,000        71,554
Public Service Electric & Gas
 Co. 8.875%, 6/1/03 ...........            50,000        55,551
Texas Utilities Co. 8.25%,
 4/1/04 .......................            50,000        54,588
Transamerica Energy 0.00%,
 6/15/02 (d) +Section .........           115,000        92,575
                                                   -------------
                                                        416,276
                                                   -------------
UTILITY--TELEPHONE (0.1%)
U.S. West Capital Funding,
 Inc. 6.95%, 1/15/37 ..........            35,000        36,302
                                                   -------------
 TOTAL CREDIT SENSITIVE  ......                       7,595,832
                                                   -------------
ENERGY (0.7%)
COAL & GAS PIPELINES (0.2%)
Columbia Gas Systems, Inc.
 6.61%, 11/28/02 ..............            65,000        65,889
                                                   -------------
OIL--DOMESTIC (0.1%)
Seagull Energy Corp. 7.50%,
 9/15/27 ......................            20,000        20,196
                                                   -------------
OIL--INTERNATIONAL (0.1%)
Saga Petroleum ASA 7.25%,
 9/23/27 ......................            15,000        15,301
                                                   -------------
RAILROADS (0.3%)
Norfolk Southern Corp. 7.80%,
 5/15/27 ......................            70,000        79,211
                                                   -------------
 TOTAL ENERGY .................                         180,597
                                                   -------------
TECHNOLOGY (0.7%)
TELECOMMUNICATIONS (0.7%)
Cia Telecom Chile 7.625%,
 7/15/06 ......................            25,000        26,516
Colt Telecom Group plc 8.875%,
 11/30/07 .....................  DEM       50,000        27,794
LCI International, Inc. 7.25%,
 6/15/07 ......................         $  60,000        62,200
Worldcom, Inc. 7.75%, 4/1/07  .            60,000        64,379
                                                   -------------
 TOTAL TECHNOLOGY .............                         180,889
                                                   -------------
TOTAL LONG-TERM DEBT SECURITIES (32.6%)
 (Cost $8,357,325) ............                       8,430,933
                                                   -------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (6.3%)
J.P. Morgan Securities, Inc.
 6.25%, dated 12/31/97, due
 1/2/98, to be repurchased at
 $1,625,564, collateralized by
 $1,216,000 of U.S. Treasury
 Notes, 8.875% due 2/15/19,
 valued at $1,661,216 @........         1,625,000     1,625,000
                                                   -------------
U.S. GOVERNMENT AGENCIES (3.9%)
Federal Home Loan Mortgage
 Corp. (Discount Note),
 1/14/98 ......................         1,000,000       997,917
                                                   -------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                            VALUE
                                           (NOTE 1)
-----------------------------           -------------
TOTAL SHORT-TERM DEBT
 SECURITIES (10.2%)
 (Cost/Amortized Cost
 $2,622,917) ..............              $ 2,622,917
                                        -------------
TOTAL INVESTMENTS (104.3%)
 (Cost/Amortized Cost
 $26,126,525) .............               26,969,538
OTHER ASSETS
 LESS LIABILITIES (-4.3%)                 (1,115,950)
                                        -------------
NET ASSETS (100%) .........              $25,853,588
                                        =============

------------
*          Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $131,486 or 0.51% of net assets.
[section]  Illiquid security: is not actively traded.
@ A portion of this security is pledged to cover delayed delivery securities.
(d) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.
(e) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
           Glossary:
           ADR--American Depositary Receipt
           ARM--Adjustable Rate Mortgage
           FL--Floating Rate
           PDI--Past Due Interest Bond
           PO--Principal Only
           TBA--Security is subject to delayed delivery
           DEM--German Mark
           FRF--French Franc
           NZD--New Zealand Dollar
           ZAR--South African Rand

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                                 LOCAL
                                               CONTRACT      COST ON      U.S.$      UNREALIZED
                                                AMOUNT     ORIGINATION   CURRENT    APPRECIATION/
                                                (000'S)       DATE        VALUE    (DEPRECIATION)
                                              ---------- -------------  --------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/8/98 ..............         6     $  9,985     $  9,929     $    (56)
German Mark, expiring 3/18/98 ...............       408      229,787      227,649       (2,138)
Indonesian Rupiah, expiring 2/23/98-6/23/98     172,217       48,647       30,231      (18,416)
Italian Lira, expiring 3/18/98 ..............    77,614       44,293       43,862         (431)
Japanese Yen, expiring 3/18/98 ..............    13,717      107,511      106,336       (1,175)
Mexican Peso, expiring 5/11/98-6/5/98  ......       237       26,674       29,454        2,780
New Zealand Dollar, expiring 3/18/98  .......        88       52,427       50,961       (1,466)
Philippine Peso, expiring 3/25/98 ...........       210        6,006        5,197         (809)
Polish Zlotey, expiring 6/5/98 ..............        58       15,854       15,261         (593)
Swiss Franc, expiring 3/18/98 ...............        36       25,151       24,524         (627)
Venezuelan Bolivar, expiring 1/7/98-6/19/98       6,473       12,054       12,835          781
FOREIGN CURRENCY SALE CONTRACTS
British Pound, expiring 6/5/98 ..............         1        1,571        1,631          (60)
French Franc, expiring 3/18/98 ..............     1,723      291,274      287,608        3,666
German Mark, expiring 3/18/98-6/5/98  .......       777      440,238      433,648        6,590
Indonesian Rupiah, expiring 2/23/98  ........    64,988       17,620       11,616        6,004
Italian Lira, expiring 3/18/98 ..............    79,000       45,080       44,646          434
Japanese Yen, expiring 3/18/98 ..............    16,839      132,100      130,541        1,559
Mexican Peso, expiring 6/5/98 ...............       174       19,734       21,563       (1,829)
New Zealand Dollar, expiring 3/18/98  .......       174      105,289      100,480        4,809
Polish Zlotey, expiring 6/5/98 ..............        29        7,655        8,241         (586)
South African Rand, expiring 3/18/98  .......       445       89,108       89,732         (624)
Swiss Franc, expiring 3/18/98 ...............        36       25,460       24,869          591
                                                                                  ---------------
                                                                                      $ (1,596)
                                                                                  ===============

Transactions in options written for the period from May 1, 1997 to December 31, 1997 are summarized as follows: (Note 1)

                                                NUMBER OF       PREMIUMS
                                              CONTRACTS (A)     RECEIVED
                                            ---------------- ------------
Options outstanding--May 1, 1997 ..........        --               --
Options written ........................... JPY  36,000           $ 553
Options closed ............................ JPY (36,000)           (553)
                                            ---------------- ------------
Options outstanding--December 31, 1997  ...        --               --
                                            ================ ============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $25,854,863
U.S. Government securities .....................   11,869,171
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      7,224,059
U.S. Government securities .....................    7,245,074

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation   $ 1,093,483
Aggregate gross unrealized depreciation       (261,488)
                                          ------------
Net unrealized appreciation..............  $   831,995
                                          ============
Federal income tax cost of investments  .  $26,137,543
                                          ============

At December 31, 1997 the Portfolio had loaned securities with a total value of $4,422,477, which was secured by collateral valued at $4,490,790, of which $1,018,813 was in the form of U.S. Government securities.
For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $75 as brokerage commissions with EQ Financial Consultants, Inc., an affiliated broker/dealer.
------------

(a)  One contract relates to 100 units.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- -------------
COMMON STOCKS:
BASIC MATERIALS (5.5%)
CHEMICALS (2.4%)
Eastman Chemical Co. .............    21,021     $ 1,252,063
E.I. Du Pont de Nemours & Co. ....    21,651       1,300,413
Witco Corp. ......................    27,625       1,127,446
                                               -------------
                                                   3,679,922
                                               -------------
PAPER (3.1%)
Boise Cascade Corp. ..............    36,595       1,106,998
Kimberly Clark Corp. .............    44,701       2,204,318
Temple-Inland, Inc. ..............     8,524         445,912
Willamette Industries, Inc.  .....    28,310         911,228
                                               -------------
                                                   4,668,456
                                               -------------
 TOTAL BASIC MATERIALS ...........                 8,348,378
                                               -------------
BUSINESS SERVICES (3.6%)
ENVIRONMENTAL CONTROL (0.9%)
Browning-Ferris Industries, Inc.      36,940       1,366,780
                                               -------------
PRINTING, PUBLISHING,
 BROADCASTING (1.1%)
McGraw Hill Cos., Inc. ...........    15,628       1,156,472
Times Mirror Co., Class A ........     8,600         528,900
                                               -------------
                                                   1,685,372
                                               -------------
PROFESSIONAL SERVICES (1.6%)
NCR Corp.* .......................    30,513         848,643
Pitney Bowes, Inc. ...............    16,500       1,483,969
                                               -------------
                                                   2,332,612
                                               -------------
 TOTAL BUSINESS SERVICES .........                 5,384,764
                                               -------------
CAPITAL GOODS (8.6%)
AEROSPACE (2.4%)
Boeing Co. .......................    33,920       1,659,960
General Motors Corp., Class H  ...    19,269         711,749
Northrop Grumman Corp. ...........    10,290       1,183,350
                                               -------------
                                                   3,555,059
                                               -------------
BUILDING MATERIALS & FOREST
 PRODUCTS (1.5%)
Lowe's Cos., Inc. ................    29,857       1,423,806
Masco Corp. ......................    16,875         858,515
                                               -------------
                                                   2,282,321
                                               -------------
ELECTRICAL EQUIPMENT (2.1%)
Cooper Industries, Inc. ..........    25,676       1,258,124
Emerson Electric Co. .............    25,105       1,416,863
Raytheon Co., Class A ............    11,368         560,593
                                               -------------
                                                   3,235,580
                                               -------------
MACHINERY (2.6%)
Caterpillar, Inc. ................    23,900       1,160,644
Deere & Co. ......................    16,980         990,146
Tenneco, Inc. ....................    42,653       1,684,794
                                               -------------
                                                   3,835,584
                                               -------------
 TOTAL CAPITAL GOODS .............                12,908,544
                                               -------------
CONSUMER CYCLICALS (10.2%)
AIRLINES (0.9%)
Delta Airlines, Inc. .............    11,048       1,314,712
                                               -------------
AUTO RELATED (3.9%)
Dana Corp. .......................    35,232       1,673,520
Eaton Corp. ......................    11,792       1,052,436

                                     NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- -------------
Goodyear Tire & Rubber Co.  ......    30,228    $ 1,923,257
TRW Inc. .........................    23,420      1,250,042
                                               -------------
                                                  5,899,255
                                               -------------
AUTOS & TRUCKS (0.5%)
Chrysler Corp. ...................    20,330        715,362
                                               -------------
FOOD SERVICES, LODGING (0.7%)
ITT Corp. (New)* .................    13,700      1,135,387
                                               -------------
PHOTO & OPTICAL (2.2%)
Eastman Kodak Co. ................    28,653      1,742,461
Polaroid Corp. ...................    31,612      1,539,109
                                               -------------
                                                  3,281,570
                                               -------------
RETAIL--GENERAL (2.0%)
J.C. Penny Co. ...................     1,000         60,313
K-Mart Corp.* ....................   108,900      1,259,156
Toys-R-Us, Inc.* .................    52,355      1,645,910
                                               -------------
                                                  2,965,379
                                               -------------
 TOTAL CONSUMER CYCLICALS ........               15,311,665
                                               -------------
CONSUMER NON-CYCLICALS (20.1%)
BEVERAGES (1.7%)
PepsiCo, Inc. ....................    38,335      1,396,832
Whitman Corp. ....................    42,357      1,103,929
                                               -------------
CONTAINERS (1.4%)                                 2,500,761
                                               -------------
Owens Illinois, Inc.* ............    55,845      2,118,620
                                               -------------
DRUGS (8.1%)
American Home Products Corp.  ....    26,414      2,020,671
Bristol-Myers Squibb Co. .........    23,165      2,191,987
Glaxo Wellcome plc (ADR) .........    15,685        750,919
Johnson & Johnson ................    26,240      1,728,560
Merck & Co., Inc. ................    24,050      2,555,313
Pharmacia & Upjohn, Inc. .........    79,974      2,929,048
                                               -------------
                                                 12,176,498
                                               -------------
FOODS (4.9%)
General Mills, Inc. ..............    27,510      1,970,404
H.J. Heinz Co. ...................    28,780      1,462,384
Quaker Oats Co. ..................    30,280      1,597,270
Ralston Purina Group .............     9,970        926,587
Sara Lee Corp. ...................    23,686      1,333,817
                                               -------------
                                                  7,290,462
                                               -------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
Baxter International, Inc.  ......    39,204      1,977,352
                                               -------------
SOAPS & TOILETRIES (0.7%)
Clorox Co. .......................    11,210        886,291
Colgate Palmolive Co. ............     2,400        176,400
                                               -------------
                                                  1,062,691
                                               -------------
TOBACCO (2.0%)
Philip Morris Cos., Inc. .........    43,050      1,950,703
RJR Nabisco Holdings Corp.  ......    29,744      1,115,400
                                               -------------
                                                  3,066,103
                                               -------------
 TOTAL CONSUMER NON-CYCLICALS ....               30,192,487
                                               -------------
CREDIT SENSITIVE (21.3%)
BANKS (10.8%)
Banc One Corp. ...................    22,866      1,241,910
BankBoston Corp. .................     8,300        779,681
Bankers Trust New York Corp.  ....    12,954      1,456,515
Crestar Financial Corp. ..........       800         45,600

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- -------------
First Chicago NBD Corp. ..........    14,865    $  1,241,228
First Tennessee National Corp.  ..     6,990         466,582
J.P. Morgan & Co. ................    12,858       1,451,346
Mercantile Bancorp, Inc. .........    12,333         758,480
National City Corp. ..............    10,935         718,976
PNC Bank Corp. ...................    56,742       3,237,840
Regions Financial Corp. ..........    15,002         632,897
Summit Bancorp ...................    14,010         746,033
SunTrust Banks, Inc. .............     8,540         609,543
Union Planters Corp. .............    13,324         905,199
Washington Mutual, Inc. ..........    10,540         672,584
Wells Fargo & Co. ................     3,700       1,255,919
                                               -------------
                                                  16,220,333
                                               -------------
FINANCIAL SERVICES (0.6%)
Beneficial Corp. .................    10,104         839,895
                                               -------------
INSURANCE (2.9%)
American General Corp. ...........    29,619       1,601,277
Aon Corp. ........................    26,081       1,528,999
CIGNA Corp. ......................     7,526       1,302,468
                                               -------------
                                                   4,432,744
                                               -------------
UTILITY--GAS (0.3%)
Enron Corp. ......................    12,300         511,219
                                               -------------
UTILITY--TELEPHONE (6.7%)
AT&T Corp. .......................    22,793       1,396,071
Bell Atlantic Corp. ..............    17,950       1,633,450
Bellsouth Corp. ..................    31,097       1,751,150
SBC Communications, Inc. .........    23,900       1,750,675
Sprint Corp. .....................    34,052       1,996,299
U.S. West Communications Group  ..    33,143       1,495,578
                                               -------------
                                                  10,023,223
                                               -------------
 TOTAL CREDIT SENSITIVE ..........                32,027,414
                                               -------------
DIVERSIFIED (0.9%)
MISCELLANEOUS (0.9%)
Minnesota Mining & Manufacturing
 Co. .............................    15,755       1,292,895
                                               -------------
ENERGY (11.3%)
OIL--DOMESTIC (7.0%)
Amoco Corp. ......................    18,794       1,599,839
Atlantic Richfield Co. ...........    18,672       1,496,094
Coastal Corp......................    18,706       1,158,603
Exxon Corp........................    22,386       1,369,744
Kerr-McGee Corp. .................    12,050         762,916
Mobil Corp........................    19,564       1,412,276
Occidental Petroleum Corp.........    40,822       1,196,595
Tosco Corp. ......................    39,460       1,492,081
                                               -------------
                                                  10,488,148
                                               -------------
OIL--INTERNATIONAL (2.7%)
British Petroleum Co. plc (ADR) ..    16,373       1,304,723
Elf Aquitaine S.A. (ADR)..........    35,661       2,090,626
YPF S.A., Class D (ADR)...........    19,000         649,563
                                               -------------
                                                   4,044,912
                                               -------------

                                     NUMBER         VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------- ----------- --------------
RAILROADS (1.6%)
Canadian National Railway Co.  ...    15,745    $    743,951
Norfolk Southern Corp.............       303           9,336
Union Pacific Corp................    27,890       1,741,382
                                               -------------
                                                   2,494,669
                                               -------------
 TOTAL ENERGY.....................                17,027,729
                                               -------------
TECHNOLOGY (9.9%)
ELECTRONICS (4.5%)
Computer Associates
 International, Inc. .............    40,120       2,121,345
Intel Corp........................    30,908       2,171,286
Seagate Technology, Inc.*.........    32,280         621,390
Texas Instruments, Inc. ..........    40,060       1,802,700
                                               -------------
                                                   6,716,721
                                               -------------
OFFICE EQUIPMENT (5.4%)
Hewlett Packard Co. ..............    39,153       2,447,062
International Business Machines
 Corp. ...........................    23,585       2,466,107
Xerox Corp........................    43,242       3,191,800
                                               -------------
                                                   8,104,969
                                               -------------
 TOTAL TECHNOLOGY.................                14,821,690
                                               -------------
TOTAL COMMON STOCKS (91.4%) (Cost
 $134,500,653)....................               137,315,566
                                               -------------

                                   PRINCIPAL
                                    AMOUNT
                                --------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (7.3%)
SBC Warburg, Inc. 6.25%, dated
 12/31/97, due 1/2/98,
 to be repurchased at
 $10,948,800, collateralized
 by $6,956,000 of U.S.
 Treasury Notes, 11.25% due
 2/15/15, valued at
 $11,161,163 ..................   $10,945,000     10,945,000
                                               -------------
U.S. GOVERNMENT AGENCIES (3.3%)
Federal Home Loan Mortgage
 Corp.
 (Discount Note), 1/9/98 ......     1,000,000        998,726
 (Discount Note), 1/14/98 .....     2,000,000      1,995,833
 (Discount Note), 1/26/98 .....     2,000,000      1,992,014
                                               -------------
 TOTAL U.S. GOVERNMENT
  AGENCIES.....................                    4,986,573
                                               -------------
TOTAL SHORT-TERM DEBT SECURITIES (10.6%)
 (Cost/Amortized Cost
 $15,931,573)..................                   15,931,573
                                               -------------
TOTAL INVESTMENTS (102.0%)
 (Cost/Amortized Cost
 $150,432,226).................                  153,247,139
OTHER ASSETS
 LESS LIABILITIES (-2.0%)  ....                   (2,987,417)
                                               -------------
NET ASSETS (100%)..............                 $150,259,722
                                               =============

------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .  $169,567,918
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      35,224,300

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation...........................  $  6,344,288
Aggregate gross unrealized
 depreciation...........................    (3,693,680)
                                         -------------
Net unrealized appreciation.............  $  2,650,608
                                         =============
Federal income tax cost of investments .  $150,596,531
                                         =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $30,000,578, which was secured by collateral valued at $30,424,707, of which $2,860,300 was in the form of U.S. Government securities.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $363 as brokerage commissions with EQ Financial Consultants, Inc., an affiliated broker/dealer.























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     NUMBER       VALUE
                                   OF SHARES     (NOTE 1)
--------------------------------  ----------- ------------
COMMON STOCKS:
AUSTRALIA & NEW ZEALAND (1.7%)
AUSTRALIA (1.7%)
Australia & New Zealand Banking
 Group Ltd. .....................    71,772     $  474,104
QBE Insurance Group Ltd. ........   113,043        508,642
                                              ------------
 TOTAL AUSTRALIA &
  NEW ZEALAND ...................                  982,746
                                              ------------
CANADA (7.6%)
Bank of Nova Scotia .............    17,717        834,755
Bombardier, Inc., Class B  ......    29,400        604,680
Cae, Inc. .......................    24,724        193,717
Magna International, Inc.,
 Class A ........................     8,246        517,952
National Bank of Canada .........    40,078        661,682
Newbridge Networks Corp.*  ......    10,310        360,989
Northern Telecom Ltd. ...........     8,386        745,937
Royal Bank of Canada ............     8,778        464,246
                                              ------------
 TOTAL CANADA ...................                4,383,958
                                              ------------
JAPAN (9.1%)
Canon, Inc ......................    24,000        559,189
Circle K Japan Co., Ltd. ........     5,300        253,880
Hirose Electric .................     1,600         81,793
Kao Corp. .......................    33,000        475,494
Murata Manufacturing Co., Ltd.  .     9,000        226,250
Nikko Securities Co., Ltd.  .....   103,000        273,140
Nomura Securities Co. ...........    35,000        466,756
Promise Co., Ltd. ...............     8,320        461,673
Ricoh Co., Ltd. .................    18,000        223,491
Rohm Co. ........................     5,000        509,676
Sankyo Co. ......................    13,000        293,926
Sony Corp. ......................    11,400      1,013,527
Tokyo Electron Ltd. .............    13,000        416,478
                                              ------------
 TOTAL JAPAN ....................                5,255,273
                                              ------------
LATIN AMERICA (1.3%)
BRAZIL (0.4%)
Petrobras S.A. (ADR) ............     4,100         95,885
Petrobras S.A. (ADR)* +Section  .     5,300        125,213
                                              ------------
                                                   221,098
                                              ------------
MEXICO (0.9%)
Cemex S.A. CPO* .................   110,676        502,573
                                              ------------
 TOTAL LATIN AMERICA ............                  723,671
                                              ------------
OTHER EUROPEAN COUNTRIES (40.6%)
FRANCE (14.1%)
Banque Nationale de Paris  ......    11,284        599,776
Cetelem .........................     2,629        358,192
Cie Generale des Eaux ...........     7,416      1,035,049
Elf Aquitaine S.A. ..............     8,627      1,003,390
Lafarge S.A. ....................    10,612        696,300
Michelin, Class B (Registered)  .    16,098        810,450
Scor ............................    18,784        898,236
SGS-Thomson Microelectronics
 N.V.* ..........................    11,726        716,019
Societe Generale Paris ..........     6,238        849,906
Television Francaise ............     3,234        330,466
Total S.A., Class B .............     7,821        851,168
                                              ------------
                                                 8,148,952
                                              ------------

                                   NUMBER         VALUE
                                  OF SHARES     (NOTE 1)
--------------------------------- ---------- -------------
GERMANY (6.3%)
Altana AG .......................     2,108     $  139,092
Bayer AG ........................    15,109        560,619
Bayerische Motoren Werek (BMW)
 AG .............................     1,167        872,517
Deutsche Bank AG ................    10,116        707,409
Deutsche Telekom AG .............    22,872        423,379
Mannesmann AG ...................     1,350        677,645
Veba AG .........................     3,339        227,370
                                              ------------
                                                 3,608,031
                                              ------------
IRELAND (3.6%)
Allied Irish Banks plc ..........    69,165        654,412
Bank of Ireland .................    43,881        675,534
CRH plc .........................    62,137        726,718
                                              ------------
                                                 2,056,664
                                              ------------
ITALY (1.2%)
ENI S.p.A. (Registered) .........   125,660        712,476
                                              ------------
NETHERLANDS (5.2%)
ABN-Amro Holdings N.V. ..........    21,978        428,146
Akzo Nobel N.V. .................     3,928        677,251
ING Groep N.V. ..................    19,506        821,548
Philips Electronics N.V. ........    14,195        851,288
Vendex International N.V.  ......     3,886        214,457
                                              ------------
                                                 2,992,690
                                              ------------
POLAND (0.0%)
Bank Handlowy (GDS)* +Section  ..       600          7,800
                                              ------------
PORTUGAL (2.0%)
Banco Totta & Acores S.A., Class
 B ..............................    10,700        210,105
Electricidade de Portugal S.A.*      29,327        555,309
Portugal Telecom S.A. ...........     8,480        393,476
                                              ------------
                                                 1,158,890
                                              ------------
SWITZERLAND (8.2%)
ABB AG (Bearer) .................        87        109,308
CIBA Spezialitaten Chemicals AG*      4,933        587,704
Fischer (Georg) AG (Bearer)  ....       320        438,206
Julius Baer Holding AG (Bearer) .       201        372,961
Nestle S.A. (Registered) ........       723      1,083,634
Novartis AG (Registered) ........       419        679,925
Union Bank of Switzerland
 (Bearer) .......................       827      1,195,908
Zurich
 Versicherungs-Gesellschaft
 (Registered) ...................       595        283,547
                                              ------------
                                                 4,751,193
                                              ------------
 TOTAL OTHER EUROPEAN COUNTRIES                 23,436,696
                                              ------------
SCANDINAVIA (3.4%)
FINLAND (0.3%)
Nokia AB ........................     2,724        193,395
                                              ------------
SWEDEN (3.1)
Astra AB, Class A ...............    14,759        255,590
Ericsson LM, Class B ............    20,499        770,659
Pharmacia & Upjohn, Inc. ........     9,390        345,329
Sandvik AB, Class B .............    13,723        392,338
                                              ------------
                                                 1,763,916
                                              ------------
 TOTAL SCANDINAVIA ..............                1,957,311
                                              ------------

                                       33

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                     NUMBER       VALUE
                                   OF SHARES     (NOTE 1)
--------------------------------  ----------- ------------
SOUTHEAST ASIA (4.8%)
HONG KONG (2.1%)
Dao Heng Bank Group Ltd. ........    54,000    $   134,843
Guoco Group Ltd. ................    19,000         46,464
HSBC Holdings plc (Registered) ..    18,800        463,389
Hutchison Whampoa Ltd. ..........    93,000        583,276
                                              ------------
                                                 1,227,972
                                              ------------
PHILIPPINES (0.0%)
Philippines Long Distance
 Telephone Co. ..................       400          8,691
                                              ------------
SINGAPORE (2.7%)
DBS Land Ltd. ...................   132,000        202,533
Development Bank of Singapore
 (Foreign) ......................    29,000        248,350
Keppel Land Ltd. ................    79,000        108,998
Overseas Union Bank Ltd.
 (Foreign) ......................    98,000        375,914
Overseas-Chinese Banking Corp.
 (Foreign) ......................    53,000        308,891
United Overseas Bank Ltd.
 (Foreign) ......................    51,000        283,586
                                              ------------
                                                 1,528,272
                                              ------------
 TOTAL SOUTHEAST ASIA ...........                2,764,935
                                              ------------
UNITED KINGDOM (18.5%)
Avis Europe plc .................   181,839        519,942
Bass plc ........................    41,983        651,619
B.A.T. Industries plc ...........    95,009        864,953
British Petroleum Co. plc........    47,505        624,521
BTR plc .........................   179,624        543,125
Burmah Castrol plc ..............    25,949        452,006
Cookson Group plc ...............    32,379        104,821
Dixons Group plc ................    30,233        303,557
General Electric Co., plc  ......    75,792        491,347
Glaxo Wellcome plc ..............    34,726        821,742
Penninsular & Oriental Steam
 Navigation Co. .................    22,678        258,073
Rio Tinto plc (Registered) ......    44,389        546,355
Rolls-Royce plc .................   167,839        648,155
Securicor plc ...................    58,526        274,583
Shell Transport &
 Trading Co., plc (Registered)  .   111,825        808,555
Siebe plc .......................     7,800        153,172
Smiths Industries plc ...........    39,442        549,633
Tomkins plc .....................    63,170        302,080
Unilever plc ....................    55,759        477,387
Vodafone Group plc ..............   173,779      1,253,660
                                              ------------
 TOTAL UNITED KINGDOM ...........               10,649,286
                                              ------------
TOTAL COMMON STOCKS (87.0%)
 (Cost $50,330,423) .............               50,153,876
                                              ------------


                                     PRINCIPAL      VALUE
                                      AMOUNT       (NOTE 1)
---------------------------------  ------------ ------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (7.6%)
Chase Securities, Inc. 6.25%,
 dated 12/31/97, due 1/2/98, to
 be repurchased at $4,417,533,
 collateralized by $3,303,000 of
 U.S. Treasury Notes, 8.875% due
 2/15/19, valued at $4,512,332  ..  $4,416,000   $ 4,416,000
                                                ------------
U.S. GOVERNMENT AGENCIES (5.2%)
Federal Home Loan Mortgage Corp.
 (Discount Note), 1/14/98 ........   1,000,000       997,916
 (Discount Note), 1/26/98 ........   2,000,000     1,992,014
                                                ------------
 TOTAL U.S. GOVERNMENT AGENCIES  .                 2,989,930
                                                ------------
TOTAL SHORT-TERM DEBT SECURITIES (12.8%)
 (Cost/Amortized Cost $7,405,930)
                                                   7,405,930
                                                ------------
TOTAL INVESTMENTS (99.8%)
 (Cost/Amortized Cost
 $57,736,353) ....................                57,559,806
OTHER ASSETS
 LESS LIABILITIES (0.2%) .........                   118,340
                                                ------------
NET ASSETS (100%) ................               $57,678,146
                                                ============

MARKET SECTOR DIVERSIFICATION
 (Unaudited)
As a Percentage of Total Equity
 Investments
Basic Materials .............                    3.6%
Business Services ...........                    1.2
Capital Goods ...............                   14.4
Consumer Cyclicals  .........                   13.0
Consumer Non-Cyclicals Credit
 Sensitive ..................                   13.5
 Banks.......................      19.9
 Financial Services  ........       5.9
 Insurance ..................       3.4
 Real Estate ................       0.4
 Utility--Electric  .........       1.1
 Utility--Telephone  ........       3.1
Total Credit Sensitive                          33.8
Diversified ............                         1.9
Energy .................                         9.8
Technology .............                         8.8
                                              --------
                                               100.0%
                                              ========

------------
*       Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $133,013 or 0.23% of net assets.
ss.     Illiquid security: is not actively traded.
        Glossary:
        ADR--American Depositary Receipt
        CPO--Certificate of Participation
        GDS--Global Depositary Share

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                               LOCAL
                                             CONTRACT      COST ON       U.S.$       UNREALIZED
                                              AMOUNT     ORIGINATION    CURRENT     APPRECIATION/
                                              (000'S)       DATE         VALUE     (DEPRECIATION)
                                            ---------- -------------  ----------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/2/98-1/6/98  ....        28    $   46,921    $   46,213     $   (708)
French Franc, expiring 1/30/98-2/11/98  ...    10,249     1,748,723     1,706,899      (41,824)
Japanese Yen, expiring 1/5/98-1/7/98  .....     6,415        49,439        49,170         (269)
Portuguese Escudo, expiring 1/5/98-1/7/98      22,886       125,624       124,345       (1,279)
Singapore Dollar, expiring 1/5/98-1/7/98  .        48        28,660        28,635          (25)
FOREIGN CURRENCY SALE CONTRACTS
French Franc, expiring 2/11/98 ............     9,706     1,582,943     1,616,613      (33,670)
Italian Lira, expiring 1/9/98 .............    27,261        15,409        15,410           (1)
Japanese Yen, expiring 1/5/98-6/12/98  ....   421,982     3,345,381     3,313,940       31,441
Mexican Peso, expiring 1/2/98-1/5/98  .....       174        21,577        21,645          (68)
Swiss Franc, expiring 1/5/98-1/7/98  ......       489       336,892       335,106        1,786
                                                                                  ---------------
                                                                                      $(44,617)
                                                                                  ===============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities     $60,476,860
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      10,214,026

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $ 2,496,198
Aggregate gross unrealized depreciation     (2,793,360)
                                          -------------
Net unrealized (depreciation) ...........  $  (297,162)
                                          =============
Federal income tax cost of investments  .  $57,856,968
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $1,784,601, which was secured by collateral valued at $1,827,012.








                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                     NUMBER        VALUE
                                   OF SHARES      (NOTE 1)
--------------------------------  ----------- --------------
COMMON STOCKS:
BUSINESS SERVICES (8.1%)
ENVIRONMENTAL CONTROL (0.8%)
U.S.A. Waste Services, Inc.*  ...     8,600      $  337,550
                                              --------------
PRINTING, PUBLISHING,
 BROADCASTING (3.7%)
CBS Corp. .......................    17,600         518,100
Gannett Co. .....................    15,300         945,731
                                              --------------
                                                  1,463,831
                                              --------------
PROFESSIONAL SERVICES (3.6%)
Cendant Corp.* ..................    11,200         385,000
Compuware Corp.* ................     8,000         256,000
Interpublic Group, Inc. .........     7,000         348,687
Pitney Bowes, Inc. ..............     3,000         269,813
Quintiles Transnational Corp.*  .     4,200         160,650
                                              --------------
                                                  1,420,150
                                              --------------
 TOTAL BUSINESS SERVICES ........                 3,221,531
                                              --------------
CAPITAL GOODS (6.3%)
AEROSPACE (1.3%)
Textron, Inc. ...................     8,500         531,250
                                              --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.9%)
Masco Corp. .....................     6,800         345,950
                                              --------------
ELECTRICAL EQUIPMENT (3.2%)
General Electric Co. ............    17,200       1,262,050
                                              --------------
MACHINERY (0.9%)
Ingersol Rand Co. ...............     9,300         376,650
                                              --------------
 TOTAL CAPITAL GOODS ............                 2,515,900
                                              --------------
CONSUMER CYCLICALS (16.4%)
APPAREL & TEXTILES (1.2%)
Jones Apparel Group, Inc.*  .....     6,000         258,000
Liz Claiborne, Inc. .............     5,300         221,606
                                              --------------
                                                    479,606
                                              --------------
FOOD SERVICES, LODGING (1.8%)
Marriott International, Inc.  ...    10,300         713,275
                                              --------------
LEISURE RELATED (1.0%)
Carnival Corp., Class A .........     7,500         415,313
                                              --------------
RETAIL--GENERAL (12.4%)
CompUSA, Inc.* ..................     7,100         220,100
Consolidated Stores Corp.*  .....     8,700         382,256
Costco Co., Inc.* ...............    12,600         562,275
CVS Corp. .......................    14,600         935,312
Dayton Hudson Corp. .............     6,500         438,750
Estee Lauder Cos., Class A  .....     3,400         174,888
Home Depot, Inc. ................     4,400         259,050
Safeway, Inc.* ..................     4,700         297,275
TJX Cos., Inc. ..................    13,800         474,375
Wal-Mart Stores, Inc. ...........    18,900         745,369
Walgreen Co. ....................    13,600         426,700
                                              --------------
                                                  4,916,350
                                              --------------
 TOTAL CONSUMER CYCLICALS  ......                 6,524,544
                                              --------------

                                    NUMBER        VALUE
                                   OF SHARES     (NOTE 1)
---------------------------------  ---------- --------------
CONSUMER NON-CYCLICALS (21.3%)
BEVERAGES (1.2%)
Coca Cola Enterprises, Inc.  ....    13,900      $  494,319
                                              --------------
DRUGS (11.9%)
Bristol-Myers Squibb Co. ........     9,100         861,088
Cardinal Health, Inc. ...........     6,200         465,775
Eli Lilly & Co. .................     5,600         389,900
Merck & Co., Inc. ...............     6,500         690,625
Pfizer, Inc. ....................    12,400         924,575
Schering-Plough Corp. ...........    10,000         621,250
Warner Lambert Co. ..............     6,200         768,800
                                              --------------
                                                  4,722,013
                                              --------------
FOODS (2.2%)
Campbell Soup Co. ...............     4,900         284,813
Conagra, Inc. ...................     8,000         262,500
Sara Lee Corp. ..................     5,800         326,612
                                              --------------
                                                    873,925
                                              --------------
HOSPITAL SUPPLIES & SERVICES (1.2%)
Healthsouth Corp.* ..............    17,100         474,525
                                              --------------
SOAPS & TOILETRIES (4.8%)
Clorox Co. ......................     6,300         498,094
Colgate Palmolive Co. ...........     6,700         492,450
Procter & Gamble Co. ............    11,400         909,862
                                              --------------
                                                  1,900,406
                                              --------------
 TOTAL CONSUMER NON-CYCLICALS ...                 8,465,188
                                              --------------
CREDIT SENSITIVE (20.6%)
BANKS (8.6%)
BankAmerica Corp. ...............    12,800         934,400
Comerica, Inc. ..................     4,700         424,175
Fifth Third Bancorp .............     1,500         122,625
First Chicago NBD Corp. .........     6,400         534,400
MBNA Corp. ......................    24,500         669,156
Southtrust Corp. ................       100           6,344
SunTrust Banks, Inc. ............       900          64,237
Washington Mutual, Inc. .........    10,300         657,269
                                              --------------
                                                  3,412,606
                                              --------------
FINANCIAL SERVICES (5.5%)
American Express Co. ............    10,000         892,500
Associates First Capital Corp.,
 Class A ........................     1,700         120,913
Conseco, Inc. ...................     9,300         422,569
Franklin Resources, Inc. ........     3,900         339,056
Morgan Stanley Dean Witter
 Discover & Co. .................     6,500         384,312
                                              --------------
                                                  2,159,350
                                              --------------
INSURANCE (3.4%)
American International
 Group, Inc. ....................     4,800         522,000
Travelers Group, Inc. ...........    15,300         824,287
                                              --------------
                                                  1,346,287
                                              --------------

                                       36

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                     NUMBER        VALUE
                                   OF SHARES      (NOTE 1)
--------------------------------  ----------- --------------
REAL ESTATE (0.4%)
Starwood Lodging Trust ..........     2,900     $   167,838
                                              --------------
UTILITY--TELEPHONE (2.7%)
SBC Communications, Inc. ........     4,500         329,625
Sprint Corp. ....................    12,900         756,263
                                              --------------
                                                  1,085,888
                                              --------------
 TOTAL CREDIT SENSITIVE .........                 8,171,969
                                              --------------
DIVERSIFIED (2.2%)
MISCELLANEOUS (2.2%)
Tyco International Ltd. .........    19,100         860,694
                                              --------------
ENERGY (5.8%)
OIL--DOMESTIC (2.2%)
Exxon Corp. .....................     9,000         550,687
Mobil Corp. .....................     4,100         295,969
                                              --------------
                                                    846,656
                                              --------------
OIL--SUPPLIES & CONSTRUCTION (3.6%)
Halliburton Holdings Co. ........    14,000         727,125
Schlumberger Ltd. ...............     8,800         708,400
                                              --------------
                                                  1,435,525
                                              --------------
 TOTAL ENERGY ...................                 2,282,181
                                              --------------
TECHNOLOGY (15.4%)
ELECTRONICS (9.0%)
BMC Software, Inc.* .............     7,700         505,312
Computer Associates
 International, Inc. ............    13,400         708,525
HBO & Co. .......................    10,900         523,200
Microsoft Corp.* ................     7,100         917,675
Peoplesoft, Inc.* ...............    14,500         565,500
Texas Instruments, Inc. .........     8,000         360,000
                                              --------------
                                                  3,580,212
                                              --------------
OFFICE EQUIPMENT (2.6%)
Compaq Computer Corp. ...........     7,200         406,350
Dell Computer Corp.* ............     2,800         235,200
EMC Corp.* ......................    14,100         386,868
                                              --------------
                                                  1,028,418
                                              --------------
OFFICE EQUIPMENT SERVICES (0.6%)
Parametric Technology Corp.*  ...     5,500         260,563
                                              --------------
TELECOMMUNICATIONS (3.2%)
Ericsson Telecommunications,
 Class B (ADR) ..................     4,900         182,831
Lucent Technologies, Inc.  ......     4,500         359,438
Tele-Communications TCI Ventures
 Group, Class A* ................    12,100         342,581
Tellabs, Inc.* ..................     7,000         370,125
                                              --------------
                                                  1,254,975
                                              --------------
 TOTAL TECHNOLOGY ...............                 6,124,168
                                              --------------
TOTAL COMMON STOCKS (96.1%)
  (Cost $35,627,783) ............                38,166,175
                                              --------------

                                 PRINCIPAL       VALUE
                                  AMOUNT       (NOTE 1)
-----------------------------  ------------ -------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (6.3%)
J.P. Morgan Securities, Inc.
 6.25%, dated 12/31/97, due
 1/2/98, to be repurchased at
 $2,489,864, collateralized
 by $1,862,000 of U.S.
 Treasury Notes, 8.875% due
 2/15/19, valued at
 $2,543,736 ..................  $2,489,000    $ 2,489,000
                                            -------------
U.S. GOVERNMENT AGENCIES (2.5%)
Federal Home Loan
 Mortgage Corp.
 (Discount Note), 1/26/98  ...   1,000,000        996,007
                                            -------------
TOTAL SHORT-TERM DEBT SECURITIES (8.8%)
 (Cost/Amortized Cost
 $3,485,007) .................                  3,485,007
                                            -------------
TOTAL INVESTMENTS (104.9%)
 (Cost/Amortized Cost
 $39,112,790) ................                 41,651,182
OTHER ASSETS
 LESS LIABILITIES (-4.9%)  ...                 (1,956,576)
                                            -------------
NET ASSETS (100%) ............                $39,694,606
                                            =============

------------
*      Non-income producing
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities    $43,488,056
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities      7,975,596

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation    $ 2,852,253
Aggregate gross unrealized depreciation       (323,418)
                                          ------------
Net unrealized appreciation .............  $ 2,528,835
                                          ============
Federal income tax cost of investments  .  $39,122,347
                                          ============

At December 31, 1997 the Portfolio had loaned securities with a total value of $6,352,351, which was secured by collateral valued at $6,427,550.




























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- ------------
COMMON STOCKS:
BASIC MATERIALS (10.6%)
CHEMICALS (5.5%)
Dow Chemical Co. .................    15,200    $ 1,542,800
Eastman Chemical Co...............     6,000        357,375
E.I. Du Pont de Nemours & Co. ....    14,900        894,931
Great Lakes Chemical Corp.  ......    16,300        731,462
Imperial Chemical Industries plc
 (ADR)............................     8,200        532,488
Lonrho plc........................    78,400        121,105
Nalco Chemical Co.................    11,900        470,794
Witco Corp........................    20,700        844,819
                                               ------------
                                                  5,495,774
                                               ------------
CHEMICALS--SPECIALTY (1.3%)
International Flavors &
 Fragrances, Inc. ................    18,800        968,200
Lubrizol Corp. ...................     9,500        350,312
                                               ------------
                                                  1,318,512
                                               ------------
METALS & MINING (1.2%)
Inco Ltd. ........................     9,500        161,500
Newmont Mining Corp...............    17,800        522,875
Reynolds Metals Co................     8,100        486,000
                                               ------------
                                                  1,170,375
                                               ------------
PAPER (2.2%)
Consolidated Papers, Inc..........     9,400        501,725
Georgia-Pacific Corp. (Timber
 Group)*..........................     4,900        111,169
International Paper Co............    11,700        504,562
Kimberly Clark Corp. .............     4,600        226,838
Union Camp Corp...................    16,100        864,369
                                               ------------
                                                  2,208,663
                                               ------------
STEEL (0.4%)
USX-U.S. Steel Group, Inc.........    11,300        353,125
                                               ------------
 TOTAL BASIC MATERIALS ...........               10,546,449
                                               ------------
BUSINESS SERVICES (4.8%)
ENVIRONMENTAL CONTROL (0.5%)
Waste Management, Inc. ...........    18,300        503,250
                                               ------------
PRINTING, PUBLISHING,
 BROADCASTING (3.6%)
Donnelley (R.R.) & Sons Co. ......    18,100        674,225
Dow Jones & Co., Inc..............    11,900        638,881
Dun & Bradstreet Corp. ...........    16,400        507,375
Knight Ridder, Inc................    16,400        852,800
McGraw Hill Cos., Inc. ...........     7,100        525,400
Readers Digest Association, Inc.,
 Class A (Non Voting) ............    15,900        375,638
                                               ------------
                                                  3,574,319
                                               ------------
PROFESSIONAL SERVICES (0.2%)
Deluxe Corp. .....................     5,700        196,650
                                               ------------
TRUCKING, SHIPPING (0.5%)
Alexander & Baldwin, Inc..........     8,100        221,231
Gatx Corp.........................     4,400        319,275
                                               ------------
                                                    540,506
                                               ------------
 TOTAL BUSINESS SERVICES .........                4,814,725
                                               ------------

                                     NUMBER       VALUE
                                    OF SHARES    (NOTE 1)
----------------------------------  ---------- ------------
CAPITAL GOODS (5.1%)
AEROSPACE (0.2%)
Allied Signal, Inc. ..............     6,300    $   245,306
                                               ------------
BUILDING MATERIALS & FOREST
 PRODUCTS (1.2%)
Armstrong World Industries, Inc. .     5,300        396,175
Georgia-Pacific Corp..............     4,900        297,675
PPG Industries, Inc...............     8,300        474,138
                                               ------------
                                                  1,167,988
                                               ------------
ELECTRICAL EQUIPMENT (2.6%)
AMP, Inc. ........................    15,000        630,000
Cooper Industries, Inc. ..........    10,200        499,800
General Electric Co...............    12,400        909,850
Hubbell, Inc., Class B............     9,700        478,331
Raytheon Co., Class A ............       657         32,391
                                               ------------
                                                  2,550,372
                                               ------------
MACHINERY (1.1%)
Pall Corp.........................    25,900        535,806
Tomkins plc.......................   124,000        592,970
                                               ------------
                                                  1,128,776
                                               ------------
 TOTAL CAPITAL GOODS .............                5,092,442
                                               ------------

CONSUMER CYCLICALS (6.2%)
APPAREL & TEXTILES (0.1%)
Unifi, Inc. ......................     1,600         65,100
                                               ------------
AUTO RELATED (1.1%)
Echlin, Inc.......................    11,500        416,156
Genuine Parts Co..................    21,200        719,475
                                               ------------
                                                  1,135,631
                                               ------------
AUTOS & TRUCKS (0.7%)
General Motors Corp...............    11,600        703,250
                                               ------------
FOOD SERVICES, LODGING (0.7%)
Hilton Hotels Corp................    10,900        324,275
ITT Corp. (New)*..................     4,600        381,225
                                               ------------
                                                    705,500
                                               ------------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.8%)
Rubbermaid, Inc. .................     2,300         57,500
Whirlpool Corp....................    12,900        709,500
                                               ------------
                                                    767,000
                                               ------------
PHOTO & OPTICAL (1.3%)
Bausch & Lomb, Inc. ..............    12,800        507,200
Eastman Kodak Co. ................    13,100        796,644
                                               ------------
                                                  1,303,844
                                               ------------
RETAIL--GENERAL (1.5%)
J.C. Penny Co. ...................    16,600      1,001,187
May Department Stores Co..........     9,200        484,725
                                               ------------
                                                  1,485,912
                                               ------------
 TOTAL CONSUMER CYCLICALS ........                6,166,237
                                               ------------
CONSUMER NON-CYCLICALS (14.0%)
BEVERAGES (1.9%)
Anheuser-Busch Cos., Inc. ........    24,600      1,082,400
Brown-Forman Corp., Class B  .....    10,200        563,550
Cadbury Schweppes plc.............    24,500        247,001
                                               ------------
                                                  1,892,951
                                               ------------

                                       39

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- ------------
CONTAINERS (0.4%)
Tupperware Corp...................    14,700    $   409,763
                                               ------------
DRUGS (3.2%)
Abbott Laboratories...............     8,000        524,500
American Home Products Corp. .....    18,000      1,377,000
Amgen, Inc........................     6,100        330,162
Pharmacia & Upjohn, Inc...........    27,800      1,018,175
                                               ------------
                                                  3,249,837
                                               ------------
FOODS (3.9%)
General Mills, Inc. ..............    11,100        795,037
H.J. Heinz Co. ...................    12,800        650,400
McCormick & Co., Inc.
 (Non Voting) ....................    24,600        688,800
Quaker Oats Co....................    16,000        844,000
Sara Lee Corp.....................     7,500        422,344
Unilever N.V. (NY Shares).........     7,900        493,256
                                               ------------
                                                  3,893,837
                                               ------------
HOSPITAL SUPPLIES &
 SERVICES (1.7%)
Bard (C.R.), Inc..................     9,000        281,813
Baxter International, Inc.........     6,900        348,019
Smith & Nephew plc................   128,900        381,279
U.S. Surgical Corp................    24,800        726,950
                                               ------------
                                                  1,738,061
                                               ------------
SOAPS & TOILETRIES (0.2%)
Colgate Palmolive Co..............     2,700        198,450
                                               ------------
TOBACCO (2.7%)
Philip Morris Cos., Inc. .........    23,600      1,069,375
RJR Nabisco Holdings Corp.........    14,100        528,750
UST, Inc..........................    28,800      1,063,800
                                               ------------
                                                  2,661,925
                                               ------------
 TOTAL CONSUMER NON-CYCLICALS ....               14,044,824
                                               ------------
CREDIT SENSITIVE (34.9%)
BANKS (9.1%)
Banc One Corp. ...................    15,600        847,275
BankBoston Corp...................     6,300        591,806
Bankers Trust New York Corp. .....     7,800        877,013
Chase Manhattan Corp. ............     8,700        952,650
First Union Corp..................    11,360        582,200
Fleet Financial Group, Inc.  .....     9,200        689,425
J.P. Morgan & Co. ................     7,100        801,413
Mellon Bank Corp..................    31,000      1,879,375
Mercantile Bankshares Corp. ......    11,050        432,331
National City Corp................     8,000        526,000
PNC Bank Corp. ...................     6,800        388,025
Wells Fargo & Co. ................     1,600        543,100
                                               ------------
                                                  9,110,613
                                               ------------
FINANCIAL SERVICES (2.6%)
American Express Co...............     5,300        473,025
Fannie Mae........................    16,400        935,825
H&R Block, Inc....................    15,500        694,594
Transamerica Corp.................     4,900        521,850
                                               ------------
                                                  2,625,294
                                               ------------
INSURANCE (4.7%)
American General Corp.............    15,300        827,156
Exel Ltd..........................     9,700        614,737
Hilb, Rogal & Hamilton Co.  ......     2,900         56,006


                                    NUMBER        VALUE
                                   OF SHARES     (NOTE I)
---------------------------------- ----------- -------------
Lincoln National Corp. ...........     6,700    $   523,438
Safeco Corp.......................    11,000        536,250
St. Paul Cos......................     9,900        812,419
Travelers Group, Inc..............    11,800        635,725
USF&G Corp. ......................    18,800        414,775
Willis Corroon Group plc (ADR) ...    26,400        325,050
                                               ------------
                                                  4,745,556
                                               ------------
REAL ESTATE (1.4%)
Rouse Co. ........................     4,200        137,550
Security Capital Pacific Trust ...     7,300        177,025
Simon Debartolo Group, Inc. ......    26,000        849,875
Weingarten Realty Investors ......     5,300        237,506
                                               ------------
                                                  1,401,956
                                               ------------
UTILITY--ELECTRIC (8.3%)
Baltimore Gas & Electric Co. .....    11,200        381,500
Central & South West Corp.  ......    13,300        359,931
Dominion Resources, Inc. .........    12,600        536,288
DQE, Inc. ........................    14,800        519,850
Duke Energy Corp..................    16,600        919,225
Entergy Corp......................    12,800        383,200
FirstEnergy Corp..................    24,370        706,730
GPU, Inc. ........................     5,800        244,325
Houston Industries, Inc...........    19,500        520,406
Pacificorp........................    18,000        491,625
Peco Energy Co....................    17,400        421,950
PG&E Corp.........................    10,200        310,463
Public Service Enterprise Group,
 Inc. ............................    10,500        332,719
Southern Co. .....................    28,500        737,437
TECO Energy, Inc..................    12,400        348,750
Unicom Corp.......................    20,300        624,225
Western Resources, Inc............     9,500        408,500
                                               ------------
                                                  8,247,124
                                               ------------
UTILITY--GAS (0.5%)
Enron Corp. ......................    12,000        498,750
                                               ------------
UTILITY--TELEPHONE (8.3%)
Alltel Corp. .....................    31,900      1,309,894
AT&T Corp. .......................    29,700      1,819,125
Bell Atlantic Corp. ..............    10,000        910,000
Bellsouth Corp. ..................    12,500        703,906
GTE Corp..........................    19,500      1,018,875
SBC Communications, Inc...........    15,100      1,106,075
Southern New England
 Telecommunications Corp. ........     8,800        442,750
Sprint Corp.......................     9,100        533,488
U.S. West Communications Group ...     9,200        415,150
                                               ------------
                                                  8,259,263
                                               ------------
 TOTAL CREDIT SENSITIVE...........               34,888,556
                                               ------------
DIVERSIFIED (1.5%)
MISCELLANEOUS (1.5%)
Fortune Brands, Inc. .............    14,100        522,581
Minnesota Mining & Manufacturing
 Co...............................     3,400        279,013
Olin Corp. .......................    15,100        707,812
                                               ------------
 TOTAL DIVERSIFIED ...............                1,509,406
                                               ------------

                                       40

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
---------------------------------  ----------- ------------
ENERGY (13.0%)
OIL--DOMESTIC (7.2%)
Amoco Corp. ......................     9,900    $   842,737
Atlantic Richfield Co. ...........    17,600      1,410,200
Chevron Corp......................    10,500        808,500
Exxon Corp........................    17,900      1,095,256
Mobil Corp........................    14,400      1,039,500
Occidental Petroleum Corp.........    21,400        627,288
Phillips Petroleum Co.............    11,900        578,637
Texaco, Inc. .....................    15,400        837,375
                                               ------------
                                                  7,239,493
                                               ------------
OIL--INTERNATIONAL (2.4%)
Amerada Hess Corp.................    11,000        603,625
British Petroleum Co. plc (ADR) ..     7,900        629,531
Repsol S.A. (ADR).................     9,400        400,088
Royal Dutch Petroleum Co.
 (NY Shares)......................    13,600        736,950
                                               ------------
                                                  2,370,194
                                               ------------
OIL--SUPPLIES &
 CONSTRUCTION (0.6%)
USX-Marathon Group, Inc...........    16,700        563,625
                                               ------------
RAILROADS (2.8%)
Burlington Northern Santa Fe
 Corp. ...........................     7,300        678,444
Norfolk Southern Corp.............    26,700        822,694
Union Pacific Corp................    21,000      1,311,187
                                               ------------
                                                  2,812,325
                                               ------------
 TOTAL ENERGY.....................               12,985,637
                                               ------------

TECHNOLOGY (1.0%)
TELECOMMUNICATIONS (1.0%)
BCE, Inc. ........................    16,100        536,685
Frontier Corp. ...................    17,500        421,094
                                               ------------
 TOTAL TECHNOLOGY.................                  957,779
                                               ------------
TOTAL COMMON STOCKS (91.1%) (Cost
 $85,559,610).....................               91,006,055
                                               ------------

                                  PRINCIPAL       VALUE
                                    AMOUNT      (NOTE 1)
-------------------------------  ----------- -------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (8.6%)
Ciesco L.P. 5.62%, 1/26/98
 Section + ...................... $  800,000  $    796,765
Coca Cola Co. 5.69%, 1/9/98 + ...  1,435,000     1,433,151
Golden Manager's Acceptance
 Corp. 5.86%, 1/23/98 + .........    699,000       696,497
Minnesota Mining &
 Manufacturing Co. 5.60%,
 1/9/98 + .......................  4,364,000     4,358,375
Sara Lee Corp. 6.00%, 1/7/98 + ..  1,322,000     1,320,678
                                             -------------
 TOTAL COMMERCIAL PAPER .........                8,605,466
                                             -------------
U.S. GOVERNMENT (1.5%)
U.S. Treasury Bill 1/22/98  .....  1,464,000     1,460,071
                                             -------------
U.S. GOVERNMENT AGENCIES (0.4%)
Federal Home Loan Mortgage
 Corp. (Discount Note),
 1/14/98.........................    447,000       446,077
                                             -------------
TOTAL SHORT-TERM DEBT SECURITIES (10.5%)
 (Cost/Amortized Cost
 $10,511,614)....................               10,511,614
                                             -------------
TOTAL INVESTMENTS (101.6%)
 (Cost/Amortized Cost
 $96,071,224) ...................              101,517,669
OTHER ASSETS
 LESS LIABILITIES (-1.6%)  ......               (1,570,359)
                                             -------------
NET ASSETS (100%) ...............             $ 99,947,310
                                             =============


------------
*      Non-income producing
ss     Illiquid security: is not actively traded.
+ Interest rates disclosed for Commercial Paper represent effective yields at December 31, 1997.
       Glossary:
       ADR--American Depositary Receipt

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------

At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1);

                                   LOCAL
                                 CONTRACT     COST ON      U.S.$
                                  AMOUNT     ORIGNATION   CURRENT     UNREALIZED
                                  (000'S)       DATE       VALUE    (DEPRECIATION)
                                ---------- ------------  --------- --------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/8/98      30        $51,613     $50,336      $(1,277)
                                                                   ==============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities....................................                 $88,872,144
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities....................................                   3,678,196

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .  $ 6,740,414
Aggregate gross unrealized depreciation .   (1,303,778)
                                          -------------
Net unrealized appreciation..............  $ 5,436,636
                                          =============
Federal income tax cost of investments ..  $96,081,033
                                          =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $25,415,218, which was secured by collateral valued at $25,901,210, of which $666,500 was in the form of U.S. Government securities.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $694 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer.

















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
COMMON STOCKS, RIGHTS AND WARRANTS:
AUSTRALIA & NEW ZEALAND (2.1%)
AUSTRALIA (1.8%)
Australia & New Zealand Banking
 Group Ltd. ......................      8,000     $   52,846
Australian Gas & Light Co., Ltd. .     21,000        146,380
Brambles Industries Ltd. .........      2,000         39,673
Broken Hill Proprietary Ltd.  ....     13,192        122,463
Commonwealth Bank of Australia  ..     10,000        114,655
Fosters Brewing Corp. ............     27,000         51,360
John Fairfax Holdings Ltd.  ......     34,000         70,878
Lend Lease Corp. .................      5,032         98,343
National Australia Bank Ltd.  ....      5,126         71,562
News Corp., Ltd. .................     21,034        116,061
Publishing & Broadcasting Ltd.  ..     16,000         70,878
Sydney Harbour Casino Holdings*  .     45,200         42,843
Tabcorp Holdings Ltd. ............     15,000         70,356
Telstra Corp., Ltd.* .............     43,000         90,760
Westpac Banking Corp. ............     13,000         83,130
WMC Ltd. .........................      8,000         27,882
Woodside Petroleum Ltd. ..........     12,000         84,584
                                                ------------
                                                   1,354,654
                                                ------------
NEW ZEALAND (0.3%)
Air New Zealand Ltd., Class B  ...     21,000         42,068
Fletcher Challenge Building  .....     16,251         33,215
Fletcher Challenge Energy ........     14,000         49,018
Telecom Corp. of New Zealand  ....     20,000         96,969
                                                ------------
                                                     221,270
                                                ------------
 TOTAL AUSTRALIA & NEW  ZEALAND  .                 1,575,924
                                                ------------
CANADA (0.2%)
Alcan Aluminum Ltd. ..............      3,630        100,054
Royal Bank of Canada .............      1,250         66,109
                                                ------------
 TOTAL CANADA ....................                   166,163
                                                ------------
CHINA & KOREA (0.3%)
CHINA (0.3%)
Huaneng Power International, Inc.
 (ADR)* ..........................      8,000        185,500
                                                ------------
KOREA (0.0%)
Samsung Electronics Co. (Foreign)         280          6,343
                                                ------------
 TOTAL CHINA & KOREA .............                   191,843
                                                ------------
JAPAN (17.6%)
Advantest Corp. ..................      1,000         56,716
Alps Electric Co., Ltd. ..........      8,000         75,417
Amada Co., Ltd. ..................     17,000         63,192
Canon, Inc. ......................     36,000        838,781
Citizen Watch Co., Ltd. ..........     10,000         67,063
Daifuku Co., Ltd. ................      2,000          9,734
Daiichi Pharma Co., Ltd. .........     21,000        236,597
Dainippon Screen Manufacturing
 Co., Ltd. .......................     15,000         68,979
Daiwa House Industry Co., Ltd.  ..     21,000        111,056
DDI Corp. ........................         32         84,614
Denso Corp. ......................     31,000        558,345
East Japan Railway Co. ...........         59        266,342

                                      NUMBER         VALUE
                                     OF SHARES      (NOTE 1)
----------------------------------  ------------ --------------
Fanuc ............................      4,900     $  185,522
Hitachi Ltd. .....................     35,000        249,473
Hitachi Zosen Corp. ..............     25,000         40,046
Honda Motor Co., Ltd. ............      2,000         73,424
Inax .............................      5,000         14,524
Ishihara Sangyo Kaisha* ..........      5,000          5,557
Ito Yokado Co., Ltd. .............      8,000        407,741
Kao Corp. ........................     16,000        230,542
Kokuyo ...........................      8,000        137,957
Komatsu Ltd. .....................     21,000        105,423
Komori Corp. .....................      7,000        104,081
Kumagai Gumi Co., Ltd. ...........      9,000          4,897
Kuraray Co., Ltd. ................     18,000        148,994
Kyocera Corp. ....................     11,000        499,099
Makita Corp. .....................     12,000        114,965
Marui Co., Ltd. ..................     22,000        342,288
Matsushita Electric Industries
 Co. .............................     35,000        512,359
Mitsubishi Corp. .................     21,000        165,779
Mitsubishi Heavy Industries Ltd. .     98,000        408,599
Mitsubishi Paper Mills ...........     11,000         15,428
Mitsui Chemicals Industries,
 Inc..............................      5,000          9,197
Mitsui Fudosan Co., Ltd. .........     51,000        492,508
Murata Manufacturing Co., Ltd.  ..     10,000        251,389
National House ...................      3,000         20,579
NEC Corp. ........................     62,000        660,510
Nippon Hodo ......................      2,000          6,438
Nippon Steel Corp. ...............    129,000        190,818
Nippon Telegraph & Telephone
 Corp. ...........................         27        231,769
Nomura Securities Co. ............     33,000        440,084
Pioneer Electric Corp. ...........     10,000        154,053
Sangetsu Co., Ltd. ...............      2,000         20,540
Sankyo Co. .......................     21,000        474,804
Sega Enterprises .................      2,500         45,219
Sekisui Chemical Co. .............     25,000        127,036
Sekisui House Ltd. ...............     15,000         96,455
Seven-Eleven Japan Co., Ltd.  ....      3,000        212,454
Sharp Corp. ......................     31,000        213,359
Shin-Etsu Chemical Co. ...........     17,000        324,430
Shiseido Co., Ltd. ...............      7,000         95,497
Sony Corp. .......................      7,900        702,357
Sumitomo Corp. ...................     36,000        201,418
Sumitomo Electric Industries  ....     48,000        654,838
Sumitomo Forestry Co. ............      8,000         38,935
TDK Corp. ........................      8,000        603,334
Teijin Ltd. ......................     40,000         83,694
Tokio Marine & Fire Insurance Co.       8,000         90,745
Tokyo Electron Ltd. ..............      4,000        128,147
Tokyo Steel Manufacturing ........      7,800         26,364
Toppan Printing Co., Ltd. ........     17,000        221,498
Uny Co., Ltd. ....................      8,000        109,753
Yurtec Corp. .....................      3,000         18,417
                                                ------------
 TOTAL JAPAN .....................                13,150,173
                                                ------------
LATIN AMERICA (5.0%)
ARGENTINA (0.9%)
Banco Frances Rio Plata (ADR) ....      2,220         60,772
Banco Galicia Y Bueno (ADR)  .....      2,180         56,135
Perez Companc S.A. ...............     16,498        117,816

                                       43

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
Telefonica de Argentina (ADR)  ...       4,630    $  172,468
YPF S.A., Class D (ADR) ..........       8,361       285,842
                                                ------------
                                                     693,033
                                                ------------
BRAZIL (1.7%)
Eletrobras .......................   2,730,000       135,760
Pao de Acucar (ADR) ..............       2,000        38,750
Telebras S.A. (ADR) ..............       8,000       931,500
Uniao de Bancos Brasileiros  .....   1,675,000        69,038
USIMINAS S.A. (ADR) ..............       6,000        35,483
White Martins S.A. ...............       7,000        10,224
                                                ------------
                                                   1,220,755
                                                ------------
CHILE (0.3%)
Chilectra S.A. (ADR) +Section  ...       2,211        56,475
Chilgener S.A. (ADS) .............       1,094        26,803
CCU S.A. (ADS) ...................         649        19,064
Endesa Empresa S.A. (ADS) ........       2,841        50,250
Enersis S.A. (ADR) ...............       1,645        47,705
Santa Isabel S.A. (ADR) ..........         602        10,535
                                                ------------
                                                     210,832
                                                ------------
MEXICO (1.9%)
Cemex S.A.* ......................      10,000        53,102
Cemex S.A. (ADR)* ................      16,000       145,078
Cifra S.A., Class B (ADR) ........      21,149        49,066
Femsa S.A., Class B ..............      17,000       136,675
Gruma S.A. (ADS)* +Section  ......       3,411        51,165
Gruma S.A., Class B* .............      15,000        59,553
Grupo Financeiro Banamex, Class
 B* ..............................      22,000        65,918
Grupo Industrial Maseca S.A.,
 Class B .........................      26,000        26,064
Grupo Modelo S.A., Class C  ......       9,000        75,819
Grupo Televisa S.A. (GDR)*  ......       2,000        77,375
Kimberly Clark de Mexico,
 Class A .........................      23,000       109,293
Panamerican Beverages, Inc.,
 Class A .........................       5,000       163,125
Telmex, Class L (ADR) ............       6,000       336,375
TV Azteca S.A. (ADR)* ............       3,800        85,738
                                                ------------
                                                   1,434,346
                                                ------------
PANAMA (0.0%)
Banco Latinoamericano de
 Exportaciones S.A. ..............         387        16,012
                                                ------------
PERU (0.1%)
Credicorp Ltd. ...................         920        16,560
Telefonica de Peru S.A. (ADS)  ...       1,330        31,006
                                                ------------
                                                      47,566
                                                ------------
VENEZUELA (0.1%)
CANTV (ADR) ......................       2,059        85,706
                                                ------------
 TOTAL LATIN AMERICA .............                 3,708,250
                                                ------------
OTHER EUROPEAN COUNTRIES (34.6%)
BELGIUM (1.1%)
Credit Communal Holdings/Dexia  ..         445        59,752
Generale de Banque S.A. ..........         530       230,662
Kredietbank N.V. .................       1,220       512,024
UCB S.A. .........................           6        19,805
                                                ------------
                                                     822,243
                                                ------------

                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
----------------------------------  ----------  -------------
CZECH REPUBLIC (0.0%)
SPT Telecom A/S* .................         190    $   20,315
                                                ------------
FRANCE (7.5%)
Accor S.A. .......................         400        74,371
Alcatel Alsthom ..................       1,990       252,945
Assurances Ben de France .........       1,520        80,540
Canal Plus .......................         710       132,008
Carrefour S.A. ...................         251       130,953
Cie Generale des Eaux ............       7,000       976,988
Compagnie de Saint Gobain ........       2,560       363,679
Credit Commercial de France  .....       1,739       119,189
Dexia France .....................         264        30,574
Elf Aquitaine S.A. ...............       2,410       280,302
Groupe Danone ....................       1,310       233,987
Groupe GTM .......................         440        29,609
Guilbert S.A. ....................         660        94,090
Havas S.A. .......................         550        39,570
Lapeyre S.A. .....................       1,100        60,588
Legrand S.A. .....................         500        99,609
L'Oreal ..........................         270       105,649
LVMH (Moet Hennessy Louis
 Vuitton) ........................         287        47,639
Pathe S.A. .......................         390        75,687
Pinault-Printemps-Redoute S.A.  ..         980       522,851
Primagaz Cie Gaz .................         150        12,536
Sanofi S.A. ......................       3,298       367,145
Schneider S.A. ...................       5,559       301,848
Societe Generale Paris ...........       1,325       180,527
Sodexho Alliance S.A. ............         458       245,266
Television Francaise .............         450        45,983
Total S.A., Class B ..............       6,500       707,402
                                                ------------
                                                   5,611,535
                                                ------------
GERMANY (5.0%)
Allianz AG (Registered) ..........       1,450       373,996
Bayer AG .........................       6,852       254,243
Bayer Hypothecken Und Wechselbank
 AG ..............................       5,430       263,358
Bayerische Vereinsbank AG ........       3,733       240,712
Bilfinger & Berger BAU AG ........       1,640        51,781
Buderus AG .......................         110        49,346
Commerzbank AG ...................       2,240        87,162
Deutsche Bank AG .................       5,702       398,739
Deutsche Telekom AG ..............       6,220       115,137
Dresdner Bank AG* ................       1,900        86,395
Dresdner Bank AG*
 (Warrants)(expiring 4/30/02)  ...       4,238        75,386
Gehe AG ..........................       7,230       365,730
Hoechst AG .......................       2,030        70,302
Hornbach Baumarkt AG .............         260         7,443
Mannesmann AG ....................         220       110,431
Rhoen-Kilnikum AG ................       1,070       104,683
SAP AG ...........................       1,050       318,394
Siemens AG .......................       2,439       147,103
Veba AG ..........................       7,680       522,972
Volkswagen AG ....................         120        67,039
                                                ------------
                                                   3,710,352
                                                ------------
ITALY (3.6%)
Assicurazioni Generali S.p.A.  ...       9,000       221,057
Banca Commerciale Italiana  ......      14,000        48,672

                                       44

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
Banca di Roma* ...................    161,000    $   162,456
Credito Italiano S.p.A. ..........    112,205        346,002
ENI S.p.A. (Registered) ..........     70,683        400,763
Gucci Group N.V. .................      1,729         72,402
Industrie Natuzzi S.p.A. (ADR)  ..      2,000         41,250
Instituto Mobiliare Italiano
 S.p.A. ..........................     14,000        166,196
Italgas S.p.A. ...................     15,000         61,899
La Rinascente S.p.A. .............      3,000         22,386
Mediolanum S.p.A. ................     10,000        188,242
Telecom Italia S.p.A. ............     62,665        400,291
Telecom Italia Mobile S.p.A.  ....    116,000        535,410
Telecom Italia Mobile S.p.A.
 (Savings Shares) ................     12,000         34,121
                                                ------------
                                                   2,701,147
                                                ------------
NETHERLANDS (9.0%)
ABN-Amro Holdings N.V. ...........     21,360        416,107
Akzo Nobel N.V. ..................        580        100,002
Baan Co., N.V.* ..................      3,136        102,695
Baan Co., N.V. (ADR)* ............      3,000         99,000
CSM ..............................      6,120        271,645
Elsevier N.V. ....................     46,997        760,240
Fortis Amev N.V. .................      7,400        322,620
ING Groep N.V. ...................     20,340        856,674
ING Groep N.V.*
 (Warrants)(expiring 3/15/01)  ...      3,244         33,981
Koninklijke Ahold N.V. ...........      3,838        100,131
Koninklijke PTT Nederland N.V. ...      1,950         81,360
Nutricia Verenigde Bedrijven N.V.       4,210        127,692
Otra N.V. ........................        730         10,441
Polygram N.V. ....................      3,850        184,179
Royal Dutch Petroleum Co. ........     28,820      1,581,962
Unilever N.V. ....................      9,560        589,352
Wolters Kluwer N.V. ..............      8,040      1,038,481
                                                ------------
                                                   6,676,562
                                                ------------
PORTUGAL (0.1%)
Jeronimo Martins & Filho .........      2,550         80,913
                                                ------------
RUSSIA (0.0%)
Gazprom (ADS)* ...................        591         13,859
LUKoil Holding (ADR)                      110         10,099
                                                ------------
                                                      23,958
                                                ------------
SPAIN (2.1%)
Argentina Corp. Banc .............      1,680        102,222
Banco Bilbao Vizcaya S.A. ........      2,990         96,755
Banco de Santander S.A. ..........      9,138        305,300
Banco Popular Espanol S.A.  ......      3,030        211,812
Endesa S.A. ......................     11,276        200,207
Gas Natural SDG S.A. .............      1,890         98,005
Iberdrola S.A. ...................     14,550        191,485
Repsol S.A. ......................      2,880        122,875
Telefonica de Espana S.A. ........      9,014        257,374
                                                ------------
                                                   1,586,035
                                                ------------
SWITZERLAND (6.2%)
ABB AG (Bearer) ..................        240        301,541
Adecco S.A. (Bearer) .............      1,050        304,468
CS Holdings ......................      1,140        176,405
Nestle S.A. (Registered) .........        620        929,257
Novartis AG (Registered) .........        820      1,330,640
Roche Holdings AG ................        100        993,153

                                       NUMBER       VALUE
                                     OF SHARES    (NOTE 1)
----------------------------------  ----------- ------------
Swiss Bank Corp. (Registered)  ...      1,150    $   357,480
Union Bank of Switzerland
 (Bearer) ........................        150        216,912
                                                ------------
                                                   4,609,856
                                                ------------
 TOTAL OTHER EUROPEAN  COUNTRIES                  25,842,916
                                                ------------
SCANDINAVIA (5.0%)
DENMARK (0.3%)
Den Danske Bank AS ...............      1,070        142,575
Tele Danmark A/S, Class B ........        240         14,886
Unidanmark A/S, Class A
 (Registered) ....................        930         68,272
                                                ------------
                                                     225,733
                                                ------------
NORWAY (1.6%)
Bergesen ASA, Class A ............        810         19,083
Norsk Hydro ASA ..................     11,850        576,793
Orkla ASA, Class A ...............      7,090        609,568
Saga Petroleum ASA, Class B  .....      1,250         18,955
                                                ------------
                                                   1,224,399
                                                ------------
SWEDEN (3.1%)
ABB AB, Class A ..................     14,590        172,730
Astra AB, Class B ................     33,273        559,452
Atlas Copco AB, Class B ..........      7,930        236,205
Electrolux AB, Class B ...........      4,230        293,546
Esselte AB, Class B ..............      1,890         38,324
Granges AB* ......................      1,115         17,484
Hennes & Mauritz AB, Class B  ....      8,490        374,249
Nordbanken AB* ...................     52,989        299,652
Sandvik AB, Class A ..............      2,330         66,321
Sandvik AB, Class B ..............      7,060        201,844
Scribona AB, Class B .............        940         10,477
                                                ------------
                                                   2,270,284
                                                ------------
 TOTAL SCANDINAVIA ...............                 3,720,416
                                                ------------
SOUTHEAST ASIA (3.0%)
HONG KONG (2.2%)
Cheung Kong Ltd. .................     10,000         65,492
China Light & Power Co. ..........     14,000         77,687
Dao Heng Bank Group Ltd. .........     30,000         74,913
Hong Kong Land Holdings ..........     96,000        184,320
Hutchison Whampoa Ltd. ...........     69,000        432,753
New World Development Co. ........     92,000        318,183
HSBC Holdings plc ................      2,800         69,015
Sun Hung Kai Properties Ltd.  ....     10,000         69,686
Swire Pacific Ltd., Class A  .....     38,000        208,414
Wharf Holdings Ltd. ..............     85,000        186,476
                                                ------------
                                                   1,686,939
                                                ------------
MALAYSIA (0.2%)
Berjaya Sports Toto Bhd. .........     36,000         92,094
Tanjong plc ......................     28,000         46,433
Time Engineering Bhd. ............      7,000          1,800
                                                ------------
                                                     140,327
                                                ------------
SINGAPORE (0.6%)
City Developments Ltd. ...........      6,000         27,833
Overseas Union Bank Ltd.
 (Foreign) .......................     15,000         57,538
Overseas-Chinese Banking Corp.
 (Foreign) .......................      3,200         18,650
Singapore Land Ltd. ..............     34,000         74,814
Singapore Press Ltd. (Foreign)  ..     13,000        163,128

                                       45

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
---------------------------------  ------------ ------------
United Overseas Bank Ltd.
 (Foreign) .......................      14,000   $    77,847
                                                ------------
                                                     419,810
                                                ------------
 TOTAL SOUTHEAST ASIA ............                 2,247,076
                                                ------------
SOUTHERN CENTRAL ASIA (0.1%)
INDIA (0.1%)
Mahanagar Telephone Nigam Ltd.
 (GDR)* ..........................       6,000        90,060
                                                ------------
UNITED KINGDOM (19.0%)
Abbey National plc ...............      29,000       519,925
Argos plc ........................      28,000       252,839
ASDA Group plc ...................      88,000       256,684
BG plc ...........................      27,529       123,955
British Petroleum Co. plc.........      23,000       302,368
Cable & Wireless plc .............      56,000       492,334
Cadbury Schweppes plc ............      40,000       403,267
Caradon plc ......................      63,100       183,536
Centrica plc* ....................      13,000        19,120
Compass Group plc ................      10,000       123,082
Electrocomponents plc ............      20,000       148,883
GKN plc ..........................       3,000        61,476
Glaxo Wellcome plc ...............      43,000     1,017,534
Diageo plc .......................     129,000     1,186,063
Heywood Williams Group plc  ......       4,000        13,738
Hillsdown Holdings plc ...........      16,000        38,913
John Laing plc, Class A ..........       9,000        47,771
Kingfisher plc ...................      62,000       863,984
Ladbroke Group plc ...............      39,000       169,195
National Westminster Bank ........     106,000     1,762,805
Rank Group plc ...................      42,000       233,974
Reed International plc ...........     110,000     1,102,657
Rio Tinto plc (Registered)  ......      28,000       344,634
Rolls-Royce plc ..................      17,000        65,650
Safeway plc ......................      52,000       293,100
Shell Transport & Trading Co.,
 plc (Registered) ................     149,000     1,077,350
Smith (David S) Holdings plc  ....      26,000        85,025
Smithkline Beecham plc ...........     138,800     1,421,005
Tesco plc ........................      41,000       333,509
T&N plc ..........................      27,000       113,142
Tomkins plc ......................     118,000       564,278
United News & Media plc ..........      46,000       523,853
                                                ------------
 TOTAL UNITED KINGDOM ............                14,145,649
                                                ------------
TOTAL COMMON STOCKS, RIGHTS
 AND WARRANTS (86.9%)
 (Cost $68,238,485) ..............                64,838,470
                                                ------------
PREFERRED STOCKS AND RIGHTS:
AUSTRALIA & NEW ZEALAND (0.1%)
AUSTRALIA (0.1%)
News Corp., Ltd. .................       8,124        40,190
                                                ------------

                                     NUMBER          VALUE
                                    OF SHARES       (NOTE 1)
---------------------------------- ------------  --------------
LATIN AMERICA (1.3%)
BRAZIL (1.3%)
Banco Bradesco S.A. ..............  10,149,000   $   100,030
Banco Bradesco S.A.*
 (Rights)(expiring 2/3/98) .......     433,920            --
Banco Itau S.A. ..................     103,000        55,374
Brahma ...........................      99,000        66,529
Brasmotor S.A. ...................     134,000        13,207
CEMIG ............................   4,206,000       182,742
Cia Cimento Portland Itau ........      70,000        13,485
Cia Tecidos Norte de Mina ........      56,000        20,071
Lojas Americanas S.A.
 (Registered) * ..................     795,000         3,704
Petrobras S.A. ...................     831,654       194,491
Telec do Rio Janeiro S.A. ........     290,536        30,198
Telecom de Sao Paulo S.A. ........     762,706       202,962
Telemig Class B* .................     284,930        35,998
USIMINAS S.A. ....................  11,450,300        67,714
                                                ------------
 TOTAL LATIN AMERICA .............                   986,505
                                                ------------
OTHER EUROPEAN COUNTRIES (0.3%)
GERMANY (0.3%)
Fielmann AG ......................         420         9,105
Fresenius AG .....................         290        52,714
Hornbach Holding AG ..............         770        53,076
SAP AG (Non Voting) ..............         270        87,681
                                                ------------
 TOTAL OTHER EUROPEAN  COUNTRIES                     202,576
                                                ------------
SCANDINAVIA (0.2%)
FINLAND (0.2%)
Nokia AB, Series A ...............       2,430       172,522
                                                ------------
TOTAL PREFERRED STOCKS AND RIGHTS
 (1.9%)
 (Cost $1,615,090) ...............                 1,401,793
                                                ------------
TOTAL INVESTMENTS (88.8%)
 (Cost $69,853,575) ..............                66,240,263
OTHER ASSETS
 LESS LIABILITIES (11.2%) ........                 8,331,706
                                                ------------
NET ASSETS (100%).................               $74,571,969
                                                ============

------------
*      Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $116,028 or 0.16% of net assets.
ss.    Illiquid security: is not actively traded.
       Glossary:
       ADR--American Depositary Receipt
       ADS--American Depositary Share
       GDR--Global Depositary Receipt

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

MARKET SECTOR DIVERSIFICATION
 (Unaudited)
As a Percentage of Total Equity Investments
Basic Materials .........................            2.5 %
Business Services .......................            6.3
Capital Goods ...........................            8.4
Consumer Cyclicals ......................           15.2
Consumer Non-Cyclicals ..................           20.4
Credit Sensitive
 Banks ..................................  13.3
 Financial Services .....................   3.2
 Insurance ..............................   1.9
 Real Estate ............................   2.2
 Utility--Electric ......................   3.0
 Utility--Gas ...........................   0.2
 Utility--Telephone .....................   6.7
                                          ------
Total Credit Sensitive ..................           30.5
Diversified .............................            2.2
Energy ..................................           11.0
Technology ..............................            3.5
                                                 -------
                                                   100.0%
                                                 =======

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------
At December 31, 1997 the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                         LOCAL
                                       CONTRACT      COST ON       U.S.$      UNREALIZED
                                        AMOUNT     ORIGINATION    CURRENT    APPRECIATION/
                                        (000'S)       DATE         VALUE    (DEPRECIATION)
                                      ---------- -------------  ---------- ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/2/98  .....       322     $537,163     $528,893       $(8,270)
FOREIGN CURRENCY SALE CONTRACTS
Belgian Franc, expiring 1/5/98 ......     2,933       79,285       79,154           131
Canadian Dollar, expiring 1/5/98 ....        77       53,748       53,949          (201)
French Franc, expiring 1/30/98 ......     1,555      259,480      258,359         1,121
German Mark, expiring 1/6/98.........       273      152,104      151,643           461
Italian Lira, expiring 1/8/98 .......   427,349      242,481      241,576           905
Netherlands Guilder, expiring
 1/6/98..............................       784      387,699      386,884           815
Norwegian Krone, expiring 1/6/98 ....       622       84,376       84,159           217
Spanish Peseta, expiring 1/7/98 .....     4,859       31,987       31,895            92
Swedish Krona 1/7/98.................     1,383      174,308      174,135           173
Swiss Franc, expiring 1/6/98.........       443      304,387      303,491           896
                                                                           ---------------
                                                                                $(3,660)
                                                                           ===============

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities.... $76,063,422
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities....   6,150,380

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation .   $ 2,929,973
Aggregate gross unrealized depreciation .    (6,618,503)
                                          --------------
Net unrealized (depreciation) ...........   $(3,688,530)
                                          ==============
Federal income tax cost of investments  .   $69,928,793
                                          ==============

At December 31, 1997 the Portfolio had loaned securities with a total value of $77,695, which was secured by collateral valued at $81,200.

For the period from May 1, 1997 to December 31, 1997 the Portfolio incurred approximately $2,279 as brokerage commissions with Fleming Martin/Robert Fleming Co. and $454 with Jardin Fleming, both affiliated broker/dealers.











                       See Notes to Financial Statements.

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                    NUMBER OF       VALUE
                                      SHARES      (NOTE 1)
---------------------------------  ----------- -------------
COMMON STOCKS:
BASIC MATERIALS (7.8%)
STEEL (7.8%)
Citation Corp.*...................   169,900     $ 2,760,875
Roanoke Electric Steel Corp. .....    30,100         801,413
Schnitzer Steel Industries, Inc.,
 Class A..........................    99,800       2,800,637
Universal Stainless & Alloy
 Products, Inc.*..................   213,700       3,098,650
                                               -------------
 TOTAL BASIC MATERIALS............                 9,461,575
                                               -------------
BUSINESS SERVICES (10.7%)
PRINTING, PUBLISHING,
 BROADCASTING (0.5%)
Gibson Greetings, Inc.............    25,500         557,812
                                               -------------
PROFESSIONAL SERVICES (3.8%)
Standex International Corp. ......   103,300       3,641,325
Thomas Group, Inc.*...............    75,400         942,500
                                               -------------
                                                   4,583,825
                                               -------------
TRUCKING, SHIPPING (6.4%)
Allied Holdings, Inc.* ...........   125,600       2,402,100
M.S. Carriers*....................    83,500       2,077,062
MTL, Inc.*........................    91,500       2,338,969
OMI Corp.*........................   102,400         940,800
                                               -------------
                                                   7,758,931
                                               -------------
 TOTAL BUSINESS SERVICES..........                12,900,568
                                               -------------
CAPITAL GOODS (19.7%)
AEROSPACE (1.9%)
Tracor, Inc.*.....................    77,400       2,351,025
                                               -------------
BUILDING & CONSTRUCTION (8.0%)
Avondale Industries, Inc.*........   130,000       3,859,375
Cavalier Homes, Inc...............   149,100       1,453,725
HomeUSA, Inc.*....................   170,800       1,409,100
Walter Industries, Inc.*..........   142,000       2,928,750
                                               -------------
                                                   9,650,950
                                               -------------
BUILDING MATERIALS & FOREST
 PRODUCTS (2.7%)
Triangle Pacific Corp.*...........    95,800       3,245,225
                                               -------------
ELECTRICAL EQUIPMENT (2.2%)
General Cable Corp................    75,200       2,721,300
                                               -------------
MACHINERY (4.9%)
Allied Products Corp..............   163,225       3,917,400
Gradall Industries, Inc.*.........   120,450       1,987,425
                                               -------------
                                                   5,904,825
                                               -------------
 TOTAL CAPITAL GOODS..............                23,873,325
                                               -------------
CONSUMER CYCLICALS (12.7%)
AUTO RELATED (1.3%)
Copart, Inc.* ....................    85,200       1,522,950
                                               -------------
FOOD SERVICES, LODGING (0.1%)
Fresh Choice, Inc.* ..............    33,700         109,525
                                               -------------
HOUSEHOLD FURNITURE,
 APPLIANCES (4.2%)
Home Products International,
 Inc.* ...........................   184,900       2,172,575

                                    NUMBER OF       VALUE
                                     SHARES       (NOTE 1)
---------------------------------- ----------- --------------
La-Z-Boy, Inc. ...................    40,900     $ 1,763,812
Zag Industries Ltd.*..............   132,900       1,179,488
                                               -------------
                                                   5,115,875
                                               -------------
LEISURE RELATED (1.4%)
SCP Pool Corp.* ..................    89,200       1,717,100
                                               -------------
RETAIL--GENERAL (5.7%)
Ann Taylor Stores Corp.*..........   117,800       1,575,575
Filene's Basement Corp.*..........   356,700       1,426,800
Fingerhut Cos., Inc...............   178,950       3,825,056
                                               -------------
                                                   6,827,431
                                               -------------
 TOTAL CONSUMER CYCLICALS.........                15,292,881
                                               -------------
CONSUMER NON-CYCLICALS (4.0%)
FOODS (0.7%)
J.M. Smucker Co., Class A.........    33,500         791,437
                                               -------------
SOAPS & TOILETRIES (3.3%)
American Safety Razor Co.*  ......   185,000       3,700,000
USA Detergents, Inc...............    37,950         308,344
                                               -------------
                                                   4,008,344
                                               -------------
 TOTAL CONSUMER
  NON-CYCLICALS ..................                 4,799,781
                                               -------------
CREDIT SENSITIVE (28.0%)
BANKS (5.0%)
Cullen/Frost Bankers, Inc.........        50           3,034
Quaker City Bancorp, Inc.*........   118,987       2,602,841
Texas Regional Bancshares, Inc.,
 Class A..........................   113,225       3,453,363
                                               -------------
                                                   6,059,238
                                               -------------
FINANCIAL SERVICES (1.0%)
Interstate/Johnson Lane, Inc. ....     5,200         137,800
Long Beach Financial Corp.*  .....    86,200       1,002,075
                                               -------------
                                                   1,139,875
                                               -------------
INSURANCE (15.2%)
Commerce Group, Inc...............   118,900       3,879,113
Delphi Financial Group, Inc.,
 Class A*.........................    82,418       3,708,810
Nac Re Corp.......................    71,750       3,502,297
National Western Life Insurance
 Co., Class A*....................    15,700       1,593,550
Pico Holdings, Inc.*..............   303,150       1,951,528
Terra Nova Bermuda Holdings Ltd.,
 Class A..........................   143,500       3,766,875
                                               -------------
                                                  18,402,173
                                               -------------
REAL ESTATE (6.8%)
Equity Inns, Inc..................   169,500       2,500,125
U.S. Restaurant Properties Master
 L.P..............................    66,200       1,584,662
Weeks Corp........................    72,300       2,313,600
Western Water Co.*................   170,050       1,849,294
                                               -------------
                                                   8,247,681
                                               -------------
 TOTAL CREDIT SENSITIVE...........                33,848,967
                                               -------------

                                       49

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                    NUMBER OF       VALUE
                                      SHARES      (NOTE 1)
---------------------------------  ----------- -------------
ENERGY (6.7%)
COAL & GAS PIPELINES (1.9%)
KCS Energy, Inc...................   108,900    $  2,259,675
                                               -------------
OIL--DOMESTIC (3.1%)
Forecenergy, Inc..................    24,800         649,450
Forest Oil Corp.*.................   192,600       3,177,900
                                               -------------
                                                   3,827,350
                                               -------------
OIL--SUPPLIES &
 CONSTRUCTION (1.7%)
Tokheim Corp.*....................    99,200       2,052,200
                                               -------------
 TOTAL ENERGY.....................                 8,139,225
                                               -------------
TECHNOLOGY (0.8%)
OFFICE EQUIPMENT SERVICES (0.8%)
EA Industries, Inc.*..............   131,000         908,813
                                               -------------
 TOTAL COMMON STOCKS (90.4%)
  (Cost $108,785,652).............               109,225,135
                                               -------------

                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
--------------------------------  ------------- -------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (12.5%)
State Street Bank & Trust 5.75%,
 dated 12/31/97, due 1/2/98, to
 be repurchased at $15,184,849,
 collateralized by $15,240,000
 of U.S. Treasury Notes, 6.125%
 due 3/31/98, valued at
 $15,487,650 (Cost $15,180,000) .  $15,180,000   $ 15,180,000
                                                -------------
TOTAL INVESTMENTS (102.9%)
 (Cost $123,965,652).............                 124,405,135
OTHER ASSETS
 LESS LIABILITIES (-2.9%)........                  (3,525,461)
                                                -------------
NET ASSETS (100%)................                $120,879,674
                                                =============

------------
*      Non-income producing

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

-----------------------------------------------------------------------------

Investment security transactions for the period from May 1, 1997 to December 31, 1997 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities .. $133,392,374
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities ..   23,670,203

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation...........................  $  5,047,911
Aggregate gross unrealized
 depreciation...........................    (4,761,380)
                                         -------------
Net unrealized appreciation.............  $    286,531
                                         =============
Federal income tax cost of investments .  $124,118,604
                                         =============

At December 31, 1997 the Portfolio had loaned securities with a total value of $12,071,964, which was secured by collateral valued at $12,318,628.
































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                        NUMBER        VALUE
                                       OF SHARES     (NOTE 1)
-----------------------------------  ------------ ------------
COMMON STOCKS AND WARRANTS:
CHINA & KOREA (2.7%)
KOREA (2.7%)
Korea Electric Power Corp.
 (Foreign)*.........................      10,400    $   96,331
Korea Fund, Inc.* ..................      64,800       429,300
Samsung Electronics Co. (Foreign)  .       2,557        57,928
                                                  ------------
 TOTAL CHINA & KOREA ...............                   583,559
                                                  ------------
LATIN AMERICA (21.5%)
ARGENTINA (2.4%)
Nortel Inversora (ADR)..............       1,500        38,250
Telecom Argentina (ADR) ............       3,202       114,472
Telefonica de Argentina (ADR)  .....       7,590       282,727
YPF S.A., Class D (ADR) ............       2,674        91,417
                                                  ------------
                                                       526,866
                                                  ------------
BRAZIL (6.8%)
Brahma (ADR) .......................      20,150       285,878
Cia Vale do Rio Doce (ADR) .........         420         8,449
Coteminas ..........................     136,400        48,887
Coteminas (ADR)* + .................       1,155        19,150
Lightpar ...........................      50,000        15,008
Telebras S.A. ......................     600,000        61,019
Telebras S.A. (ADR) ................       7,505       873,863
Unibanco (ADR)* ....................       4,295       138,245
                                                  ------------
                                                     1,450,499
                                                  ------------
CHILE (0.6%)
CCU S.A. (ADR) .....................       1,800        52,875
Enersis S.A. (ADR) .................       1,300        37,700
Santa Isabel S.A. (ADR) ............       2,200        38,500
                                                  ------------
                                                       129,075
                                                  ------------
MEXICO (10.8%)
Apasco S.A. ........................       5,000        34,429
Cemex S.A. CPO* ....................      35,925       162,688
Cifra S.A., Class C ................      17,239        38,713
Cifra S.A., Class V ................       6,050        14,877
Femsa S.A., Class B ................      70,290       565,111
Grupo Financeiro Banamex, Class B*        30,000        89,888
Grupo Financeiro Bancomer, Class B*      103,700        67,418
Grupo Televisa S.A. (GDR)* .........      10,285       397,901
Kimberly Clark de Mexico,
 Class A ...........................      61,940       294,330
Telmex, Class L (ADR) ..............       9,500       532,594
TV Azteca S.A. (ADS)* ..............       5,340       120,484
                                                  ------------
                                                     2,318,433
                                                  ------------
PERU (0.5%)
Telefonica de Peru S.A. (ADS)  .....       4,430       103,274
                                                  ------------
VENEZUELA (0.4%)
CANTV (ADR) ........................       1,897        78,963
                                                  ------------
 TOTAL LATIN AMERICA ...............                 4,607,110
                                                  ------------

                                       NUMBER        VALUE
                                      OF SHARES     (NOTE 1)
------------------------------------- ---------- -------------
NORTH AFRICA AND THE MIDDLE EAST (9.1%)
EGYPT (1.4%)
Commercial International Bank  .....       7,680    $  154,977
Helwan Portland Cement .............       2,485        50,028
Madinet Nasar Housing &
 Development* ......................       1,470        95,048
                                                  ------------
                                                       300,053
                                                  ------------
ISRAEL (2.5%)
Bank Hapoalim Ltd...................      46,000       110,411
Elbit Ltd. .........................      26,600       101,222
First International Bank of Israel,
 Class 5 ...........................          91        66,787
Koor Industries Ltd. (ADR) .........       7,700       168,919
Teva Pharmaceutical Industries
 (ADR) .............................       1,800        85,162
                                                  ------------
                                                       532,501
                                                  ------------
TURKEY (5.2%)
Arcelik A.S.........................     465,000        43,752
Ege Biracilik ......................   1,229,000       111,187
Eregli Demir Celik .................   1,308,000       201,959
Garanti Bankasi A.S. ...............   5,691,000       281,461
Vestel Elektronik Sanayi Ve Ticaret
 A.S. ..............................     192,000        15,749
Yapi Ve Kredi Bankasi A.S. .........  12,398,000       472,590
                                                  ------------
                                                     1,126,698
                                                  ------------
 TOTAL NORTH AFRICA AND THE MIDDLE
  EAST .............................                 1,959,252
                                                  ------------
OTHER EUROPEAN COUNTRIES (11.1%)
HUNGARY (1.2%)
Gedeon Richter .....................          59         6,710
Gedeon Richter (Registered)(GDS) ...       1,643       172,515
MOL Magyar Olaj-es Gazipari Rt.
 (GDR)(Registered) .................       3,393        82,789
                                                  ------------
                                                       262,014
                                                  ------------
POLAND (2.1%)
Agros Holdings S.A., Class C*  .....       6,090       126,119
Bank Inicjatyw Gospodar (GDS)* +  ..       3,000        44,043
Bank of Handlowy W Warszawie S.A.*         4,450        56,809
Big Bank Gdanski S.A. (GDR)* .......       8,350       129,425
Elektrim S.A. ......................       9,190        88,902
                                                  ------------
                                                       445,298
                                                  ------------
RUSSIA (7.8%)
LUKoil Holding (ADR) ...............       8,500       784,125
Moscow Energy (Registered)..........      64,300        81,596
Norilsk Nickel* (Registered)  ......       7,300        46,355
Rostelecom* ........................      22,700        80,585
Surgutneftgaz (ADR).................      51,930       530,787
Unified Energy System (GDR)*  ......       5,250       147,378
                                                  ------------
                                                     1,670,826
                                                  ------------
 TOTAL OTHER EUROPEAN COUNTRIES  ...                 2,378,138
                                                  ------------

                                       52

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        NUMBER        VALUE
                                       OF SHARES     (NOTE 1)
-----------------------------------  ------------ ------------
SOUTHEAST ASIA (11.6%)
HONG KONG (1.7%)
Cheung Kong Ltd.  ..................     11,300      $ 74,006
China Light & Power ................     14,000        77,688
China Resources Enterprises Ltd. ...      7,200        16,074
HSBC Holdings plc (Registered) .....      2,600        64,086
NG Fung Hong Ltd. ..................     46,000        48,381
Shanghai Industrial Holdings Ltd. ..      7,000        26,016
Sun Hung Kai Properties Ltd.  ......      8,700        60,627
                                                  ------------
                                                      366,878
                                                  ------------
INDONESIA (2.1%)
Astra International ................    157,900        40,910
Bank International Indonesia
 (Foreign) .........................    117,700         6,955
Bank Negara Indonesia ..............    130,000        12,409
Bank Negara Indonesia (Foreign) ....    315,700        30,135
Barito Pacific Timber ..............      5,400         1,546
Bimantara Citra ....................      8,587         1,639
Citra Marga Nusaphala Persada  .....     15,200         1,658
Daya Guna Samudera .................      4,900         3,720
Gudang Garam .......................     66,300       100,957
HM Sampoerna .......................     17,500        13,205
Indah Kiat Paper & Pulp Co.  .......     30,300         5,371
Indofood Sukses Makmur .............     15,200         4,975
London Sumatra Indonesia ...........      2,200         1,250
Matahari Putra Prima ...............     84,000         6,873
Mayora Indah .......................    192,000        16,582
Tambang Timah ......................      3,600         3,862
Telekomunikasi, Class B ............     92,000        48,927
Telekomunikasi (ADR) ...............     13,800       152,662
                                                  ------------
                                                      453,636
                                                  ------------
MALAYSIA (2.1%)
AMMB Holdings Bhd.  ................      7,400         4,852
Commerce Asset Holding Bhd.  .......     15,000         7,173
Genting Bhd. .......................     23,800        59,661
Golden Hope Plantations Bhd.  ......     35,000        40,494
IOI Corp., Bhd. ....................     11,000         3,563
Kuala Lumpur Kepong Bhd. ...........      6,000        12,881
Magnum Corp. .......................     15,000         9,024
Malayan Banking Bhd. ...............     14,400        41,836
Malayan United Industries Bhd.  ....     14,000         2,448
Malaysian International Shipping
 Bhd. (Foreign) ....................      5,000         7,327
Malaysian Pacific Industries Bhd. ..      3,000         7,212
Malaysian Resources Corp. ..........     20,000         4,628
Nestle (Malaysia) Bhd. .............      4,000        18,511
New Straits Times Press Bhd.  ......      3,000         3,718
Perusahaan Otomobil Nasional Bhd.  .      6,000         5,862
Petronas Gas Bhd. ..................     14,000        31,855
Rashid Hussain Bhd. ................      5,000         3,882
Resorts World Bhd. .................      5,000         8,420
RHB Capital Bhd. ...................     23,000        11,117
Rothmans of Pall Mall Bhd. .........      1,600        12,444
Sime Darby Bhd. ....................     28,000        26,924
Technology Resources Industries
 Bhd. ..............................      9,000         5,322
Telekom Malaysia Bhd. ..............     17,000        50,263
Tenaga Nasional Bhd. ...............     20,000        42,679

                                        NUMBER       VALUE
                                       OF SHARES    (NOTE 1)
------------------------------------  ----------- ------------
United Engineers Ltd. ..............     18,000      $ 14,994
                                                  ------------
                                                      437,090
                                                  ------------
PHILIPPINES (1.6%)
Ayala Corp.  .......................    150,000        58,333
Ayala Land, Inc., Class B ..........     19,510         7,708
C&P Homes, Inc. ....................     32,660         1,903
Filinvest Land, Inc.* ..............     26,600         1,051
Manila Electronics Co., Class B  ...     14,790        48,935
Metro Pacific Corp. ................     17,400           481
Metropolitan Bank & Trust Co.  .....      1,690        11,371
Petron Corp. .......................     23,890         1,976
Philippines Long Distance Telephone
 Co. ...............................        490        10,647
Philippines Long Distance Telephone
 Co. (ADR) .........................      5,000       112,500
Philippine National Bank* ..........        840         1,846
San Miguel Corp., Class B ..........     35,470        43,352
SM Prime Holdings, Inc. ............    303,670        44,988
                                                  ------------
                                                      345,091
                                                  ------------
TAIWAN (2.8%)
Acer, Inc. (GDR)* ..................      8,000        57,000
Asustek Computer, Inc. (GDR)* ......      5,681        90,754
ROC Taiwan Fund ....................     47,600       386,750
Siliconware Percision Industries
 Co. (GDR)* ........................      5,200        66,690
                                                  ------------
                                                      601,194
                                                  ------------
THAILAND (1.3%)
Advance Agro PCL (Foreign)*# .......        700           585
Advanced Information Service PCL
 (Foreign)#.........................     16,100        76,906
Bangkok Bank PCL (Foreign) .........     18,500        46,106
Bangkok Expressway PCL (Foreign)*# .      1,400           778
Bank of Ayudhya Ltd.
 (Foreign)(Registered)..............        300           121
Electricity Generating PCL
 (Foreign) .........................      2,600         4,860
Industrial Finance Corp. of
 Thailand (Foreign)# ...............      2,600           400
                               53
Siam Cement Co., Ltd. (Foreign) ....        300           312
Siam Commercial Bank PCL (Foreign)#      42,000        47,975
Siam Commercial Bank PCL*
 (Warrants)(expiring 12/31/02)  ....     10,500            --
Telecomasia Corp. (Foreign)*  ......      1,400           267
Thai Farmers Bank PCL (Foreign)#  ..     49,900        90,680
Thailand Petrochemical PCL
 (Foreign)# ........................        700            67
United Communications Industry PCL
 (Foreign)# ........................     33,200        13,445
                                                  ------------
                                                      282,502
                                                  ------------
 TOTAL SOUTHEAST ASIA ..............                2,486,391
                                                  ------------
SOUTHERN CENTRAL ASIA (12.9%)
INDIA (8.9%)
Associated Cement Cos., Ltd. .......          1            35
Great Eastern Shipping Co. (GDR)  ..     30,245       162,567

                                       53

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

                                        NUMBER        VALUE
                                       OF SHARES     (NOTE 1)
-----------------------------------  ------------ ------------
Indian Petrochemicals Corp., Ltd.
 (GDS) .............................      16,870   $    80,133
ITC Ltd. (GDR) .....................      27,235       544,700
Mahindra & Mahindra
 (GDR)(Registered) .................      34,320       356,070
Morgan Stanley India Investment
 Fund, Inc.*++ .....................      11,200        93,800
Reliance Industries (GDR) ..........      11,580        99,878
State Bank of India (GDR) ..........      17,260       312,837
Tata Engineering & Locomotive Co.
 (GDS)(Registered)* ................      30,000       251,250
                                                  ------------
                                                     1,901,270
                                                  ------------
PAKISTAN (4.0%)
Fauji Fertilizer Co., Ltd.   .......      25,000        47,862
Hub Power Co.* .....................     281,000       365,889
Pakistan Telecommunications Corp.,
 Class A ...........................     297,000       224,407
Pakistan Telecommunications Corp.
 (GDS) .............................       2,970       220,020
                                                  ------------
                                                       858,178
                                                  ------------
 TOTAL SOUTHERN CENTRAL ASIA  ......                 2,759,448
                                                  ------------
SUB-SAHARAN AFRICA (6.2%)
SOUTH AFRICA (5.6%)
Amalgamated Banks of South Africa
 Group Ltd..........................      45,688       262,871
Barlow Rand Ltd. ...................      20,800       176,521
Ellerine Holdings Ltd. .............      29,000       187,116
Morgan Stanley Africa Investment
 Fund, Inc.++ ......................       1,700        19,550
Persetel Holdings Ltd. .............      13,400        73,519
Rembrandt Group Ltd. ...............      26,094       190,350
Sasol Ltd. .........................      18,000       188,267
Sasol Ltd. (ADR) ...................      10,000       105,625
                                                  ------------
                                                     1,203,819
                                                  ------------
ZIMBABWE (0.6%)
Meikles Africa Ltd..................     134,625       121,163
                                                  ------------
 TOTAL SUB-SAHARAN AFRICA ..........                 1,324,982
                                                  ------------
TOTAL COMMON STOCKS
 AND WARRANTS (75.1%)
 (Cost $19,020,308) ................                16,098,880
                                                  ------------
PREFERRED STOCKS AND RIGHTS:
LATIN AMERICA (7.2%)
BRAZIL (7.2%)
Banco Bradesco S.A..................  16,700,000       164,599
Banco Bradesco S.A.* (Rights)  .....     714,008            --
Banco Itau S.A. ....................     153,000        82,255
Brahma .............................      30,000        20,160
CEMIG ..............................   6,334,000       275,199
Cia Vale do Rio Doce ...............       5,000       100,578
CRT, Class A .......................     488,600       601,967
Lojas Renner S.A. ..................     430,000        13,485
Petrobras S.A. .....................     950,000       222,167
Telebras S.A. ......................     449,000        51,214
                                                  ------------
 TOTAL PREFERRED STOCKS
  AND RIGHTS (7.2%)
  (Cost $1,520,320) ................                 1,531,624
                                                  ------------

                                              VALUE
                                            (NOTE 1)
-------------------------                -------------
TOTAL INVESTMENTS (82.3%)
 (Cost $20,540,628) ......                 $17,630,504
OTHER ASSETS
 LESS LIABILITIES (17.7%)                    3,802,127
                                         -------------
NET ASSETS (100%) ........                 $21,432,631
                                         =============

MARKET SECTOR DIVERSIFICATION
 (UNAUDITED)
As a Percentage of Total
 Equity Investments
Basic Materials........            4.5%
Business Services......            3.9
Capital Goods..........            2.2
Consumer Cyclicals ....            6.0
Consumer
 Non-Cyclicals.........           10.0
Credit Sensitive
 Banks.................  14.9
 Financial Services ...   6.4
 Real Estate...........   1.1
 Utility--Electric ....   6.4
 Utility--Gas..........   0.2
 Utility--Telephone ...  19.1
                        ------
Total Credit
 Sensitive.............           48.1
Diversified............            8.3
Energy.................            9.7
Technology.............            7.3
                               -------
                                 100.0%
                               =======

------------
*       Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997 these securities amounted to $63,193 or 0.30% of net assets.
++      The security is advised by the same Adviser as the Portfolio.
# Securities (totaling $230,836 or 1.08% of net assets) valued at fair value.
        Glossary:
        ADR--American Depositary Receipt
        ADS--American Depositary Share
        CPO--Certificate of Participation
        GDR--Global Depositary Receipt
        GDS--Global Depositary Share

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997
-----------------------------------------------------------------------------
Swap Agreements:

   The Portfolio had the following Total Return Swap Agreement open at December 31, 1997:

 NOTIONAL                                                                                               UNREALIZED
   AMOUNT                                          DESCRIPTION                                        (DEPRECIATION)
----------  ---------------------------------------------------------------------------------------- --------------
 $250,000   Agreement with Goldman Sachs International terminating November 30, 1998 the Portfolio      $(72,597)
            to pay 12 month USD-LIBOR minus 4.00% and to receive the THB SET Index converted into
            USD at the mid-market rate on October 30, 1998 +.

+   Illiquid security: is not actively traded.

    Glossary:
    LIBOR--London Interbank Offer Rate
    THB--Thai Baht
    USD--U.S. Dollar

Investment security transactions for the period from August 20, 1997 to December 31, 1997 were as follows:

 COST OF PURCHASES:
Stocks and long-term corporate debt
 securities....................................  $23,775,213
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities....................................    2,825,533

As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation...........................   $   621,487
Aggregate gross unrealized
 depreciation...........................    (3,804,299)
                                         --------------
Net unrealized (depreciation)...........   $(3,182,812)
                                         ==============
Federal income tax cost of investments .   $20,813,316
                                         ==============

At December 31, 1997 the Portfolio had loaned securities with a total value of $77,695, which was secured by collateral valued at $84,000.

The Portfolio has a net capital loss carryforward of $70,373 which expires in the year 2005.













                       See Notes to Financial Statements.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Note 1 Organization and Significant Accounting Policies

   EQ Advisors Trust (the "Trust") was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with fifteen diversified series portfolios and three non-diversified series portfolios (each a "Portfolio"). The diversified Portfolios include the Merrill Lynch Basic Value Equity Portfolio which commenced operations on May 1, 1997, MFS Emerging Growth Companies Portfolio which commenced operations on May 1, 1997, MFS Research Portfolio which commenced operations on May 1, 1997, EQ/Putnam Balanced Portfolio which commenced operations on May 1, 1997, EQ/Putnam Growth & Income Value Portfolio which commenced operations on May 1, 1997, EQ/Putnam International Equity Portfolio which commenced operations on May 1, 1997, EQ/Putnam Investors Growth Portfolio which commenced operations on May 1, 1997, T. Rowe Price Equity Income Portfolio which commenced operations on May 1, 1997, T. Rowe Price International Stock Portfolio which commenced operations on May 1, 1997, Warburg Pincus Small Company Value Portfolio which commenced operations on May 1, 1997, BT Equity 500 Index Portfolio which received initial capital on December 31, 1997, BT International Equity Index Portfolio which received initial capital on December 31, 1997, BT Small Company Index Portfolio which received initial capital on December 31, 1997, JPM Core Bond Portfolio which received initial capital on December 31, 1997 and the Lazard Large Cap Value Portfolio which received initial capital on December 31, 1997. The non-diversified Portfolios include the Merrill Lynch World Strategy Portfolio which commenced operations on May 1, 1997, Morgan Stanley Emerging Markets Equity Portfolio which commenced operations on August 20th, 1997 and the Lazard Small Cap Value Portfolio which received initial capital on December 31, 1997. The Portfolios that received initial capital on December 31, 1997, had no operations except for the issuance of shares of Class IB Common Stock.

   The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the period ended December 31, 1997, the Trust only had Class IB shares outstanding. The Class IB shares are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States ("Equitable"), a wholly-owned subsidiary of The Equitable Companies Incorporated.

   The investment objectives and certain investment policies of each Portfolio are as follows:

   Merrill Lynch Basic Value Equity Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- Capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser (as defined below) of the Portfolio believes are undervalued and therefore represent basic investment value.

   Merrill Lynch World Strategy Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- High total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

   MFS Emerging Growth Companies Portfolio (advised by Massachusetts Financial Services Co.) -- Long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. The Portfolio invests primarily in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises.

   MFS Research Portfolio (advised by Massachusetts Financial Services Co.) -- Long-term growth of capital and future income, by investing a substantial portion of its assets in common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   EQ/Putnam Balanced Portfolio (advised by Putnam Investment Management, Inc.) -- Balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

   EQ/Putnam Growth & Income Value Portfolio (advised by Putnam Investment Management, Inc.) -- Capital growth. Current income is a secondary objective. The Portfolio invests primarily in common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income.

   EQ/Putnam International Equity Portfolio (advised by Putnam Investment Management, Inc.) -- Capital appreciation. The Portfolio is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies organized under the laws of a country other than the United States.

   EQ/Putnam Investors Growth Portfolio (advised by Putnam Investment Management, Inc.) -- Long-term growth of capital and any increased income that results from this growth, by investing primarily in common stocks that the Adviser believes afford the best opportunity for long-term capital growth.

   T. Rowe Price Equity Income Portfolio (advised by T. Rowe Price Associates, Inc.) -- Substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

   T. Rowe Price International Stock Portfolio (advised by Rowe Price-Fleming International, Inc.) -- Long-term growth of capital through investment primarily in common stocks of established non-United States companies.

   Warburg Pincus Small Company Value Portfolio (advised by Warburg Pincus Asset Management, Inc.) -- Long-term capital appreciation. The Portfolio invests primarily in equity securities of small capitalization companies (i.e. companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively under-valued.

   Morgan Stanley Emerging Markets Equity Portfolio (advised by Morgan Stanley Asset Management, Inc.) -- Long-term capital appreciation. In pursuing its investment objective, the Adviser focuses on issuers in emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

   BT Equity 500 Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") by allocating the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the S&P 500's value.

   BT International Equity Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index") by investing in a statistically selected sample of the securities of companies included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time.

   BT Small Company Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Small Stock Index ("Russell 2000 Index") by investing in a statistically selected sample of the 2,000 stocks included in the Russell 2000 Index.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   JPM Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc.) -- High total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, all of the Portfolio's assets will, at the time of purchase, consist of investment grade securities rated BBB or better by Standard & Poor's Rating Service or Baa or better by Moody's Investors Service, Inc. or unrated securities of comparable quality.

   Lazard Large Cap Value Portfolio (advised by Lazard Asset Management) -- Capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations (i.e., companies having market capitalizations of at least $1 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

   Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) -- Capital appreciation by investing primarily in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relating to the return on total capital or equity.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   The following is a summary of the significant accounting policies of the
Trust:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price on the primary exchange for such securities or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

   Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day's sale price is used. However, if the bid price is higher or the asked price is lower than the previous last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value as determined in good faith by the Board of Trustees.

   Long-term corporate bonds are valued at a price obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted bid prices.

   Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted bid prices from the primary exchange in the currency of the country of origin.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

   Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

   Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value as determined in good faith by the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

   Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold.

   Expenses attributable to a single Portfolio are charged to that Portfolio. Expenses of the Trust not attributable to a single Portfolio are charged to each Portfolio in proportion to the average net assets of each Portfolio. Equitable pays substantially all operating expenses on behalf of the Trust for which Equitable is then reimbursed by the Trust.

   The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

   (i) market value of investment securities, other assets and liabilities -at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses -at the date of such transactions.

   The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

   The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

tax treatments for deferred organization costs, foreign currency transactions, post-October losses, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddled transactions. In addition, each Portfolio will comply with the investment diversification requirements of Subchapter L of the Code applicable to segregated asset accounts.

   Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997 the following Portfolios incurred and elected to defer until January 1, 1998 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

                                                       NET         NET
                                                     CAPITAL     CURRENCY
                                                      LOSSES      LOSSES
                                                   ----------- ----------
Merrill Lynch Basic Value Equity Portfolio  ......  $   22,052   $    --
Merrill Lynch World Strategy Portfolio ...........     358,116        --
MFS Emerging Growth Companies Portfolio  .........     655,690     1,027
MFS Research Portfolio ...........................     583,491    18,652
EQ/Putnam Balanced Portfolio .....................      11,458        --
EQ/Putnam Growth & Income Value Portfolio  .......     248,858        --
EQ/Putnam International Equity Portfolio  ........      58,646        --
EQ/Putnam Investors Growth Portfolio .............     221,088        --
T. Rowe Price Equity Income Portfolio ............          --     1,734
T. Rowe Price International Stock Portfolio  .....     172,782    34,852
Warburg Pincus Small Company Value Portfolio  ....   1,313,006        --
Morgan Stanley Emerging Markets Equity Portfolio        35,416     5,249

   Costs incurred by the Trust in connection with its organization have been allocated equally to and capitalized by each of the initial twelve Portfolios and are deferred and amortized on a straight line basis over a 60-month period from the date the Portfolios commenced operations. On December 31, 1997 an additional $188,040 in organizational costs was capitalized and allocated evenly among the BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio in connection with their organization. Each of these Portfolios commenced operations on January 2, 1998.

   For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank Chase Manhattan Bank, N.A. ("Chase") acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. Chase will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. Chase invests the cash collateral and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 1997, the cash collateral received by each Portfolio for securities loaned was invested by Chase in repurchase agreements in which each Portfolio has a pro rata interest equal to the amount of cash collateral contributed.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

Repurchase Agreements:

   Each Portfolio, except for the Merrill Lynch Basic Value Equity Portfolio and the Merrill Lynch World Strategy Portfolio, may enter into repurchase agreements with qualified and Board of Trustees approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

   All Portfolios (except for the MFS Research Portfolio and the Lazard Small Cap Value Portfolio) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Each of the Portfolios (except for the MFS Research Portfolio, BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio) may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Forward Commitments and Forward Foreign Currency Exchange
Contracts:

   The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Each Portfolio (with the exception of the MFS Research Portfolio, the Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio) may buy or sell futures contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt. During the period the futures contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficent to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

   Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and Lazard Small Cap Value Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the MFS Research Portfolio, BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The Advisers, as defined below, may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Swaps:

   The Morgan Stanley Emerging Markets Equity Portfolio, JPM Core Bond Portfolio and BT International Equity Index Portfolio may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees.

Limitations on Market and Credit Risk:

   Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The contract amounts of these covered written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the forward commitments or forward foreign currency exchange contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

Note 2  Management of the Trust

   The Trust has entered into an investment management agreement (the "Management Agreement") with EQ Financial Consultants, Inc. (the "Manager"), an indirect wholly-owned subsidiary of Equitable. The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with investment advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers' investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For its services under the Management Agreement, the Manager will receive an annual fee as a percentage of average daily net assets, for each of the Portfolios, calculated daily and payable quarterly as follows: The fee is calculated based on an annual rate of 0.25% of average daily net assets of the BT Equity 500 Index Portfolio and the BT Small Company Index Portfolio; 0.35% of average daily net assets of the BT International Equity Index Portfolio; 0.45% of average daily net assets of the JPM Core Bond Portfolio; 0.55% of average daily net assets of the Merrill Lynch Basic Value Equity Portfolio, the MFS Emerging Growth Companies Portfolio, the MFS Research Portfolio, the EQ/Putnam Balanced Portfolio, the EQ/Putnam Growth & Income Value Portfolio, the EQ/Putnam Investors Growth Portfolio, the T. Rowe Price Equity Income Portfolio and the Lazard Large Cap Value Portfolio; 0.65% of average daily net assets of the Warburg Pincus Small Company Value Portfolio; 0.70% of average daily net assets of the Merrill Lynch World Strategy Portfolio and the EQ/Putnam International Equity Portfolio; 0.75% of average daily net assets of the T. Rowe Price International Stock Portfolio; 0.80% of average daily net assets of the Lazard Small Cap Value Portfolio; and 1.15% of average daily net assets of the Morgan Stanley Emerging Markets Equity Portfolio.

   On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to:
(i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and
(iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

   The Trust has entered into an administrative agreement with Chase Global Funds Services Company ("Chase Global"), a subsidiary of The Chase Manhattan Bank, N.A., pursuant to which Chase Global provides certain fund accounting, compliance and administrative services to the Trust. For such services, Chase Global receives compensation at the annual rate of 0.0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion Chase Global receives: 0.0425 of 1% of the next $500 million of the total Trust assets; 0.035 of 1% of the next $2.0 billion of the total Trust assets; 0.025 of 1% of the next $1.0 billion of the total Trust assets; 0.015 of 1% of the next $2.5 billion of the total Trust assets; and 0.01 of 1% of the total Trust assets in excess of $8.0 billion; except that the annual fee payable to Chase Global with respect to any Portfolio which commences operation after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the rate of 0.0525 of 1% of the Portfolio's total assets plus $25,000. Chase Global agreed to waive all fees under this agreement, excluding out-of-pocket expenses, for the period from May 1, 1997, to October 31, 1997. Certain officers of the Trust are also officers of Chase Global.

Note 4 Custody Fees

   The Trust has entered into a Custody Agreement with Chase. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Chase serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains and deposits in separate accounts, cash, securities and

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 1997

other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5 Distribution Plan

   The Trust has entered into distribution agreements with the Manager and Equitable Distributors, Inc. ("EDI"), an indirect wholly-owned subsidiary of Equitable (collectively, the "Distributors"), pursuant to which the Distributors will serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entiled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust's Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average net assets attributable to the Trust's Class IB shares. The Trust's Class IA shares will not be subject to such fees.

Note 6 Expense Limitation

   In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio are limited to:
0.55% of the BT Equity 500 Index Portfolio's average daily net assets; 0.60% of the BT Small Company Index Portfolio's average daily net assets; 0.80% of the respective average daily net assets of the BT International Equity Index and JPM Core Bond Portfolios; 0.85% of the respective average daily net assets of the Merrill Lynch Basic Value Equity, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth and T. Rowe Price Equity Income Portfolios; 0.90% of the respective average daily net assets of the EQ/Putnam Balanced and Lazard Large Cap Value Portfolios; 1.00% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; 1.20% of the respective average daily net assets of the Merrill Lynch World Strategy, EQ/Putnam International Equity, T. Rowe Price International Stock and Lazard Small Cap Value Portfolios; and 1.75% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

   Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior two fiscal years provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. At December 31, 1997, under the Expense Limitation Agreement, the total amount reimbursable to the Manager, which includes waivers of investment management fees and reimbursements from the Manager, was $2,574,711.

Note 7 Trustees Deferred Compensation Plan

   A deferred compensation plan for the benefit of the unaffiliated Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.06
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.64
                                                                                         ----------
 Total from investment operations ......................................................      1.70
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.06)
 Distributions from realized gains......................................................     (0.05)
 Distributions in excess of realized gains .............................................     (0.01)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.12)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 11.58
                                                                                         ==========
Total return (b)........................................................................     16.99%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......................................................   $49,495
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.89%
Ratio of net investment income to average net assets after waivers (a) .................      1.91%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      0.87%
Portfolio turnover rate.................................................................        25%
Average commission rate paid............................................................   $0.0566
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.03

MERRILL LYNCH WORLD STRATEGY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.08
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      0.39
                                                                                         ----------
 Total from investment operations.......................................................      0.47
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................     (0.05)
 Dividends in excess of net investment income...........................................        --
 Distributions in excess of realized gains .............................................     (0.11)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.16)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 10.31
                                                                                         ==========
Total return (b)........................................................................      4.70%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......................................................   $18,210
Ratio of expenses to average net assets after waivers (a)...............................      1.20%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      3.05%
Ratio of net investment income to average net assets after waivers (a) .................      1.89%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      0.04%
Portfolio turnover rate.................................................................        58%
Average commission rate paid............................................................   $0.0299
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.08

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

MFS EMERGING GROWTH COMPANIES PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      2.21
                                                                                         ----------
 Total from investment operations.......................................................      2.23
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
 Dividends in excess of net investment income...........................................        --
 Distributions from realized gains .....................................................     (0.18)
 Distributions in excess of realized gains .............................................     (0.11)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.31)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 11.92
                                                                                         ==========
Total return (b)........................................................................     22.42%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $99,317
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.82%
Ratio of net investment income to average net assets after waivers (a) .................      0.61%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.36)%
Portfolio turnover rate.................................................................       116%
Average commission rate paid............................................................   $0.0422
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.04

MFS RESEARCH PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................  $  10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.58
                                                                                         ----------
 Total from investment operations ......................................................      1.60
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
 Dividends in excess of net investment income...........................................        --
 Distributions from realized gains......................................................     (0.01)
 Distributions in excess of realized gains .............................................     (0.09)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.12)
                                                                                         ----------
Net asset value, end of period .........................................................  $  11.48
                                                                                         ==========
Total return (b)........................................................................     16.07%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................  $114,754
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.78%
Ratio of net investment income to average net assets after waivers (a) .................      0.65%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.28)%
Portfolio turnover rate.................................................................        51%
Average commission rate paid............................................................  $ 0.0471
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................  $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

EQ/PUTNAM BALANCED PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.14
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.30
                                                                                         ----------
 Total from investment operations ......................................................      1.44
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.13)
 Dividends in excess of net investment income ..........................................     (0.01)
 Distributions from realized gains......................................................     (0.09)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.23)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 11.21
                                                                                         ==========
Total return (b)........................................................................     14.38%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $25,854
Ratio of expenses to average net assets after waivers (a)...............................      0.90%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.55%
Ratio of net investment income to average net assets after waivers (a) .................      3.19%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      1.54%
Portfolio turnover rate.................................................................       117%
Average commission rate paid............................................................   $0.0346
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.07

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................  $  10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.06
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.56
                                                                                         ----------
 Total from investment operations ......................................................      1.62
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.06)
 Dividends in excess of net investment income...........................................        --
 Distributions from realized gains......................................................     (0.01)
 Distributions in excess of realized gains .............................................     (0.03)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.10)
                                                                                         ----------
Net asset value, end of period .........................................................  $  11.52
                                                                                         ==========
Total return (b)........................................................................     16.23%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................  $150,260
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.75%
Ratio of net investment income to average net assets after waivers (a) .................      1.67%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      0.77%
Portfolio turnover rate.................................................................        61%
Average commission rate paid............................................................  $ 0.0376
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................  $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.03
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      0.93
                                                                                         ----------
 Total from investment operations ......................................................      0.96
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
 Distributions from realized gains......................................................     (0.01)
 Distributions in excess of realized gains .............................................     (0.04)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.07)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 10.89
                                                                                         ==========
Total return (b)........................................................................      9.58%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $55,178
Ratio of expenses to average net assets after waivers (a)...............................      1.20%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.53%
Ratio of net investment income to average net assets after waivers (a) .................      0.74%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.59)%
Portfolio turnover rate.................................................................        43%
Average commission rate paid............................................................   $0.0153
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.05

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      2.45
                                                                                         ----------
 Total from investment operations ......................................................      2.47
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.03)
 Distributions from realized gains......................................................     (0.04)
 Distributions in excess of realized gains .............................................     (0.07)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.14)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 12.33
                                                                                         ==========
Total return (b)........................................................................     24.70%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $39,695
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.13%
Ratio of net investment income to average net assets after waivers (a) .................      0.58%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.70)%
Portfolio turnover rate.................................................................        47%
Average commission rate paid............................................................   $0.0338
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

T. ROWE PRICE EQUITY INCOME PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.10
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      2.11
                                                                                         ----------
 Total from investment operations ......................................................      2.21
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.09)
 Distributions from realized gains......................................................     (0.04)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.13)
                                                                                         ----------
Net asset value, end of period .........................................................   $ 12.08
                                                                                         ==========
Total return (b)........................................................................     22.11%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $99,947
Ratio of expenses to average net assets after waivers (a)...............................      0.85%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.74%
Ratio of net investment income to average net assets after waivers (a) .................      2.49%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      1.60%
Portfolio turnover rate.................................................................         9%
Average commission rate paid............................................................   $0.0293
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.03

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.02
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................     (0.17)
                                                                                         ----------
 Total from investment operations ......................................................     (0.15)
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends in excess of net investment income...........................................        --
                                                                                         ----------
Net asset value, end of period .........................................................   $  9.85
                                                                                         ==========
Total return (b)........................................................................     (1.49)%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $69,572
Ratio of expenses to average net assets after waivers (a)...............................      1.20%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.56%
Ratio of net investment income to average net assets after waivers (a) .................      0.45%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.91)%
Portfolio turnover rate.................................................................        17%
Average commission rate paid............................................................   $0.0034
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)
For the period from May 1, 1997** to December 31, 1997
(Unless otherwise noted)

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................  $  10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.01
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................      1.90
                                                                                         ----------
 Total from investment operations ......................................................      1.91
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.01)
 Dividends in excess of net investment income...........................................        --
 Distributions in excess of realized gains .............................................     (0.05)
                                                                                         ----------
 Total dividends and distributions .....................................................     (0.06)
                                                                                         ----------
Net asset value, end of period .........................................................  $  11.85
                                                                                         ==========
Total return (b)........................................................................     19.15%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................  $120,880
Ratio of expenses to average net assets after waivers (a)...............................      1.00%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      1.70%
Ratio of net investment income to average net assets after waivers (a) .................      0.26%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........     (0.44)%
Portfolio turnover rate.................................................................        44%
Average commission rate paid............................................................  $ 0.0545
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................  $   0.03

For the period from August 20, 1997** to December 31, 1997

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:

                                                                                          CLASS IB
                                                                                         ----------
Net asset value, beginning of period....................................................   $ 10.00
                                                                                         ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................................      0.04
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions..........................................................................     (2.06)
                                                                                         ----------
 Total from investment operations ......................................................     (2.02)
                                                                                         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...................................................     (0.02)
                                                                                         ----------
Net asset value, end of period .........................................................   $  7.96
                                                                                         ==========
Total return (b)........................................................................    (20.16)%
                                                                                         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................   $21,433
Ratio of expenses to average net assets after waivers (a)...............................      1.75%
Ratio of expenses to average net assets before waivers (Note 6) (a).....................      2.61%
Ratio of net investment income to average net assets after waivers (a) .................      1.96%
Ratio of net investment income to average net assets before waivers (Note 6)(a) ........      1.10%
Portfolio turnover rate.................................................................        25%
Average commission rate paid............................................................   $0.0011
 Effect of voluntary expense limitation during the period: (Note 6)
  Per share benefit to net investment income............................................   $  0.02

------------
**     Commencement of Operations
(a)    Annualized
(b)    Total return is not annualized.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees
and Shareholders of
EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting EQ Advisors Trust (the "Fund") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


February 23, 1998

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the fiscal period ended December 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Merrill Lynch Basic Value Equity Portfolio, the Merrill Lynch World Strategy Portfolio, the MFS Emerging Growth Companies Portfolio, the MFS Research Portfolio, the EQ/Putnam Balanced Portfolio, the EQ/Putnam Growth & Income Value Portfolio, the EQ/Putnam Investors Growth Portfolio, the T. Rowe Price Equity Income Portfolio, the Warburg Pincus Small Company Value Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio were 30.39%, 8.79%, 1.52%, 23.38%, 20.79%, 61.13%, 27.33%, 69.79%, 39.70%, and
100.00%, respectively.

Foreign taxes during the fiscal period ended December 31, 1997 for the EQ/Putnam International Equity Portfolio, T. Rowe Price International Stock Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio amounting to $29,283, $42,243, and $2,617, respectively, are expected to be passed through to the shareholders as foreign tax credits for the year ending December 31, 1997. These amounts are 100% allowable as a foreign tax credit. In addition, for the fiscal year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $221,578, $330,762 and $64,634 for the EQ/Putnam International Equity Portfolio, T. Rowe Price International Stock Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio.